     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 19, 2006
                                                      REGISTRATION NOS.: 2-82510
                                                                        811-3692
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          /X/

                        POST-EFFECTIVE AMENDMENT NO. 38                      /X/

                                     AND/OR

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      /X/

                               AMENDMENT NO. 39                              /X/

                                   ----------

                    MORGAN STANLEY VARIABLE INVESTMENT SERIES

                        (A MASSACHUSETTS BUSINESS TRUST)

                                   ----------

                  (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 869-6397

                              AMY R. DOBERMAN, ESQ.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                    COPY TO:

          CARL FRISCHLING, ESQ.                  STUART M. STRAUSS, ESQ.
   KRAMER LEVIN NAFTALIS & FRANKEL LLP           CLIFFORD CHANCE US LLP
       1177 AVENUE OF THE AMERICAS                  31 W. 52ND STREET
        NEW YORK, NEW YORK 10036                NEW YORK, NEW YORK 10019

                                   ----------

                    APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
                   As soon as practicable after this Post-Effective
                           Amendment becomes effective

    IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE
                                      BOX):

             Immediately upon filing pursuant to paragraph (b)
      -------
         X   On May 1, 2006 pursuant to paragraph (b)
      -------
             60 days after filing pursuant to paragraph (a)(1)
      -------
             On (date) pursuant to paragraph (a)(1)
      -------
             75 days after filing pursuant to paragraph (a)(2)
      -------
             on (date) pursuant to paragraph (a)(2) of Rule 485
      -------

            AMENDING THE PROSPECTUS AND UPDATING FINANCIAL STATEMENTS

      If appropriate, check the following box:

      _______This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================

PROSPECTUS - MAY 1, 2006


MORGAN STANLEY

VARIABLE INVESTMENT SERIES

THE MONEY MARKET PORTFOLIO

CLASS X



MORGAN STANLEY VARIABLE INVESTMENT SERIES IS A MUTUAL FUND COMPRISED OF 15 SEPARATE PORTFOLIOS, EACH WITH ITS OWN DISTINCTIVE INVESTMENT OBJECTIVE(S) AND POLICIES. IN THIS PROSPECTUS, SHARES OF THE MONEY MARKET PORTFOLIO (THE "PORTFOLIO") ARE BEING OFFERED.


SHARES OF THE PORTFOLIO ARE SOLD EXCLUSIVELY TO CERTAIN LIFE INSURANCE COMPANIES IN CONNECTION WITH PARTICULAR VARIABLE LIFE INSURANCE AND/OR VARIABLE ANNUITY CONTRACTS THEY ISSUE. THE INSURANCE COMPANIES INVEST IN SHARES OF THE PORTFOLIO IN ACCORDANCE WITH INSTRUCTIONS RECEIVED FROM OWNERS OF VARIABLE LIFE INSURANCE OR VARIABLE ANNUITY CONTRACTS.

THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE VARIABLE LIFE INSURANCE AND/OR VARIABLE ANNUITY CONTRACT ISSUED BY YOUR INSURANCE COMPANY.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                          CONTENTS


ELIGIBLE INVESTORS                                                             1


THE PORTFOLIO             INVESTMENT OBJECTIVE                                 2

                          PRINCIPAL INVESTMENT STRATEGIES                      2

                          PRINCIPAL RISKS                                      2

                          PAST PERFORMANCE                                     3

                          FEES AND EXPENSES OF THE PORTFOLIO                   4

                          PORTFOLIO MANAGEMENT                                 5


SHAREHOLDER INFORMATION   PURCHASES AND SALES OF PORTFOLIO SHARES              6

                          FREQUENT PURCHASES AND REDEMPTIONS                   6

                          PRICING FUND SHARES                                  6

                          DISTRIBUTIONS                                        7

                          TAX CONSEQUENCES                                     7

                          PORTFOLIO HOLDINGS INFORMATION                       7

                          ADDITIONAL INFORMATION                               7


FINANCIAL HIGHLIGHTS                                                           8


                          This PROSPECTUS contains important information about the Money Market Portfolio and the Morgan Stanley Variable Investment Series. Please read it carefully and keep it for future reference.

ELIGIBLE INVESTORS


Morgan Stanley Variable Investment Series (the "Fund") is comprised of 15 separate portfolios, each with its own distinct investment objective(s) and policies. In this PROSPECTUS, shares of the Money Market Portfolio are being offered. The Fund's other portfolios are offered through separate prospectuses. The Fund is offered exclusively to life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they offer.


Shares of the Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of variable life insurance and/or variable annuity contracts.

Class X shares of the Portfolio are generally available to holders of (i) certain contracts offered by Metropolitan Life Insurance Company (formerly Paragon Life Insurance Company) and (ii) other contracts offered before May 1, 2000. For more information on eligibility to invest in Class X shares, contact the insurance company offering the accompanying prospectus. All Portfolio shares issued prior to May 1, 2000 have been designated Class X shares.

The Fund also offers Class Y shares of the Portfolio through a separate prospectus. Class Y shares are subject to different expenses.

THE MONEY MARKET PORTFOLIO

[GRAPHIC]


INVESTMENT OBJECTIVE


The Portfolio seeks high current income, preservation of capital and liquidity.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests in high quality, short-term debt obligations. In selecting investments, the "Investment Adviser," Morgan Stanley Investment Advisors Inc., seeks to maintain the Portfolio's share price at $1.00. A mutual fund's share price remaining stable at $1.00 means that the fund would preserve the principal value of the shareholders' investments.

The Portfolio's investments include the following money market instruments:

-  Commercial paper.

-  Corporate obligations.

- Debt obligations of U.S. regulated banks and instruments secured by those obligations. These investments include certificates of deposit.

-  Eurodollar certificates of deposit.

-  Certificates of deposit of savings banks and savings and loan associations.

- Debt obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or its instrumentalities.

- Repurchase agreements, which may be viewed as a type of secured lending by the Portfolio.

The Portfolio may purchase debt obligations that have fixed, variable or floating rates of interest. The interest rates payable on variable rate or floating rate obligations may fluctuate based upon changes in market rates.

The Portfolio attempts to balance its objectives of high income, capital preservation and liquidity by investing in securities of varying maturities and risks.

[GRAPHIC]

PRINCIPAL RISKS


There is no assurance that the Portfolio will achieve its investment objective. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, if it is unable to do so, it is possible to lose money by investing in the Portfolio.


Principal risks of investing in the Portfolio are associated with its debt obligation investments. Debt obligations, such as bonds, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates.

[SIDENOTE]

MONEY MARKET

A portfolio having the goal of selecting securities to provide current income while seeking to maintain a stable share price of $1.00.

YIELD

The Portfolio's yield reflects the actual income the Portfolio pays to you expressed as a percentage of the Portfolio share price. Because the Portfolio's income from its portfolio securities will fluctuate, the income it in turn distributes to you and the Portfolio's yield will vary.

The Investment Adviser actively manages the Portfolio's assets to reduce the risk of losing any principal investment as a result of credit or interest rate risks. The Portfolio's assets are reviewed to maintain or improve creditworthiness. In addition, federal regulations require money market funds to invest only in debt obligations of high quality and short maturities, and repurchase agreements with respect to such obligations.

The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

[GRAPHIC]

PAST PERFORMANCE


The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. For the Portfolio's current 7-day yield, you may call toll-free (800) 869-NEWS. The returns shown do not reflect fees charged under the variable life insurance and/or variable annuity contracts, which would lower the performance for all periods shown.


[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

1996    5.11%
1997    5.23%
1998    5.18%
1999    4.80%
2000    6.00%
2001    3.94%
2002    1.34%
2003    0.67%
2004    0.87%
2005    2.79%


THE YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2006 WAS 1.00%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 1.54% (quarter ended December 31, 2000) and the lowest return for a calendar quarter was 0.13% (quarter ended March 31, 2004).

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2005)



                             PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
-----------------------------------------------------------------------
The Money Market Portfolio          2.79%          1.91%           3.58%


[SIDENOTE]

ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 10 calendar years.

AVERAGE ANNUAL TOTAL RETURNS

This table shows the average annual total returns of the Portfolio's Class X shares.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


Advisory fee                                0.45%
Distribution and service (12b-1) fees       None
Other expenses                              0.09%
Total annual Portfolio operating expenses   0.54%



EXAMPLE


This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.


                               EXPENSES OVER TIME
                     --------------------------------------
                     1 YEAR    3 YEARS   5 YEARS   10 YEARS
                     --------------------------------------
                     $    55   $   173   $   302   $    677


[SIDENOTE]

ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2005. The Securities and Exchange Commission requires that the Portfolio disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[GRAPHIC]

PORTFOLIO MANAGEMENT

The Fund has retained the Investment Adviser -- Morgan Stanley Investment Advisors Inc. -- to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 1221 Avenue of the Americas, New York, NY 10020.


The Portfolio pays the Investment Adviser a monthly management fee as full compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 2005, the Portfolio accrued total compensation to the Investment Adviser amounting to 0.45% of the Portfolio's average daily net assets,

A discussion regarding the basis for the Board of Trustees approval of the investment advisory agreement is available in the Fund's semiannual report to shareholders for the period ended June 30, 2005.


[SIDENOTE]

MORGAN STANLEY INVESTMENT ADVISORS INC.


The Investment Adviser is widely recognized as a leader in the mutual fund industry and had approximately $90 billion in assets under management or administration as of March 31, 2006.

SHAREHOLDER INFORMATION

[GRAPHIC]

PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to and from separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

[GRAPHIC]

FREQUENT PURCHASES AND REDEMPTIONS

Because, as a money market fund, the Portfolio's principal investment strategy is to maintain a stable share price, frequent purchases and redemptions of Portfolio shares by Portfolio shareholders generally do not present risks for other shareholders of the Portfolio. Therefore, the policies and procedures regulating frequent purchases and redemptions adopted by the Fund's Board of Trustees applicable to the other portfolios of the Fund are not applicable with respect to frequent purchases and redemptions of Portfolio shares. We expect the Portfolio to be used by underlying contract owners for short-term investing. However, frequent trading by contract owners can disrupt management of the Portfolio and raise its expenses. Therefore, we may not accept any request for a purchase when we believe that it is being used as a tool for market timing and we may bar an insurance company whose underlying contract owners trade excessively from making further purchases for an indefinite period.

[GRAPHIC]

PRICING FUND SHARES

The price of shares of the Portfolio, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share of the Portfolio is calculated once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.


The Portfolio utilizes amortized cost in determining the value of its portfolio securities. The amortized cost valuation method involves valuing a debt obligation in reference to its acquisition cost rather than market forces.

[GRAPHIC]

DISTRIBUTIONS


The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns interest from fixed-income investments. These amounts are passed along to the appropriate Portfolio shareholders as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gains distributions."

Dividends from net investment income are declared and paid on each day the New York Stock Exchange is open to shareholders as of the close of business the preceding business day. Capital gains distributions, if any, are declared and paid at least once per calendar year, net short-term gains may be paid more frequently.


[GRAPHIC]

TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

[GRAPHIC]

PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's STATEMENT OF ADDITIONAL INFORMATION.

[GRAPHIC]

ADDITIONAL INFORMATION


The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries or service providers, including insurance companies and their affiliates, in connection with the sale or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class X shares for the past five years. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).


This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the STATEMENT OF ADDITIONAL INFORMATION from the Portfolio's annual report, which is available upon request.


Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the accompanying prospectus for either the variable annuity or the variable life Contract issued by your company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.


YEAR ENDED DECEMBER 31,                         2005             2004              2003              2002              2001
SELECTED PER SHARE DATA:
Net asset value, beginning of period        $       1.00     $       1.00      $       1.00      $       1.00      $       1.00
                                            ------------     ------------      ------------      ------------      ------------
Net income from investment operations*             0.030            0.009             0.007             0.013             0.039
Less dividends from net investment income         (0.030)          (0.009)**         (0.007)**         (0.013)**         (0.039)**
                                            ------------     ------------      ------------      ------------      ------------
Net asset value, end of period              $       1.00     $       1.00      $       1.00      $       1.00      $       1.00
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                       2.79%            0.87%             0.67%             1.34%             3.94%
----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:***
Expenses                                            0.54%            0.53%             0.52%             0.51%             0.51%
Net investment income                               2.74%            0.85%             0.69%             1.32%             3.69%
SUPPLEMENTAL DATA:
Net assets end of period (000's)            $    144,352     $    178,600      $    251,779      $    432,817      $    452,765
Portfolio turnover rate                              N/A              N/A               N/A               N/A               N/A

* The per share amounts were computed using an average number of shares outstanding during the period.

**   Includes capital gain distribution of less than $0.001.

*** Reflects overall Portfolio ratios for investment income and non-class specific expenses

+ Calculated based on the net asset value as of the last business day of the period.

MORGAN STANLEY VARIABLE INVESTMENT SERIES


- ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request information about the Portfolio, or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at: www.morganstanley.com/funds.


- YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor.


- INFORMATION ABOUT THE FUND (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's (the "SEC") Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at
   (202) 551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.



(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3692)

PROSPECTUS - MAY 1, 2006


MORGAN STANLEY

VARIABLE INVESTMENT SERIES

THE LIMITED DURATION PORTFOLIO

CLASS X



MORGAN STANLEY VARIABLE INVESTMENT SERIES IS A MUTUAL FUND COMPRISED OF 15 SEPARATE PORTFOLIOS, EACH WITH ITS OWN DISTINCTIVE INVESTMENT OBJECTIVE(S) AND POLICIES. IN THIS PROSPECTUS, SHARES OF THE LIMITED DURATION PORTFOLIO (THE "PORTFOLIO") ARE BEING OFFERED.


SHARES OF THE PORTFOLIO ARE SOLD EXCLUSIVELY TO CERTAIN LIFE INSURANCE COMPANIES IN CONNECTION WITH PARTICULAR VARIABLE LIFE INSURANCE AND/OR VARIABLE ANNUITY CONTRACTS THEY ISSUE. THE INSURANCE COMPANIES INVEST IN SHARES OF THE PORTFOLIO IN ACCORDANCE WITH INSTRUCTIONS RECEIVED FROM OWNERS OF VARIABLE LIFE INSURANCE OR VARIABLE ANNUITY CONTRACTS.

THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE VARIABLE LIFE INSURANCE AND/OR VARIABLE ANNUITY CONTRACT ISSUED BY YOUR INSURANCE COMPANY.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            CONTENTS

ELIGIBLE INVESTORS                                                                  1


THE PORTFOLIO               INVESTMENT OBJECTIVE                                    2

                            PRINCIPAL INVESTMENT STRATEGIES                         2

                            PRINCIPAL RISKS                                         3

                            PAST PERFORMANCE                                        6

                            FEES AND EXPENSES OF THE PORTFOLIO                      7

                            ADDITIONAL INVESTMENT STRATEGY INFORMATION              8

                            ADDITIONAL RISK INFORMATION                            10

                            PORTFOLIO MANAGEMENT                                   12


SHAREHOLDER INFORMATION     PURCHASES AND SALES OF PORTFOLIO SHARES                13

                            FREQUENT PURCHASES AND REDEMPTIONS                     13

                            PRICING FUND SHARES                                    14

                            DISTRIBUTIONS                                          15

                            TAX CONSEQUENCES                                       15

                            PORTFOLIO HOLDINGS INFORMATION                         15

                            ADDITIONAL INFORMATION                                 15


FINANCIAL HIGHLIGHTS                                                               16

                            This PROSPECTUS contains important information about the Limited Duration Portfolio and the Morgan Stanley Variable Investment Series. Please read it carefully and keep it for future reference.

ELIGIBLE INVESTORS


Morgan Stanley Variable Investment Series (the "Fund") is comprised of 15 separate portfolios, each with its own distinct investment objective(s) and policies. In this PROSPECTUS, shares of the Limited Duration Portfolio are being offered. The Fund's other portfolios are offered through separate prospectuses. The Fund is offered exclusively to life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they offer.


Shares of the Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of variable life insurance and/or variable annuity contracts.

Class X shares of the Portfolio are generally available to holders of (i) certain contracts offered by Metropolitan Life Insurance Company (formerly Paragon Life Insurance Company) and (ii) other contracts offered before May 1, 2000. For more information on eligibility to invest in Class X shares, contact the insurance company offering the accompanying prospectus. All Portfolio shares issued prior to May 1, 2000 have been designated Class X shares.

The Fund also offers Class Y shares of the Portfolio through a separate prospectus. Class Y shares are subject to different expenses.

THE LIMITED DURATION PORTFOLIO

[GRAPHIC]

INVESTMENT OBJECTIVE

The Portfolio seeks to provide a high level of current income, consistent with the preservation of capital.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio will normally invest at least 65% of its assets in securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities (including zero coupon securities), investment grade mortgage-backed securities, including collateralized mortgage obligations, and investment grade corporate and other types of bonds. In selecting portfolio investments to purchase or sell, the "Investment Adviser," Morgan Stanley Investment Advisors Inc., considers both domestic and international economic developments, interest rate levels, the steepness of the yield curve and other factors, and seeks to maintain an overall average duration for the Portfolio's portfolio of three years or less.

MORTGAGE-BACKED SECURITIES. Certain of the securities in which the Portfolio may invest are mortgage-backed securities. One type of mortgage-backed security in which the Portfolio may invest is a mortgage pass-through security. These securities represent a participation interest in a pool of residential mortgage loans originated by U.S. governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. Mortgage pass-through securities may be collateralized by mortgages with fixed rates of interest or adjustable rates.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs"). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a fixed or floating rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the allocation, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Portfolio may invest in any class of CMO.

COMMERCIAL MORTGAGE-BACKED SECURITIES ("CMBS"). The Portfolio may invest in CMBS. CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of their remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of the property. An extension of a final payment on commercial mortgages will increase the average

[SIDENOTE]

INCOME

An investment objective having the goal of selecting securities to pay out income rather than rise in value.

life of the CMBS, generally resulting in lower yield for discount bonds and a higher yield for premium bonds.

FOREIGN SECURITIES. The Portfolio may invest up to 25% of its net assets in investment grade fixed-income securities issued by foreign governments or corporations. Up to 20% of the Portfolio's net assets may be invested in non-U.S. dollar-denominated, investment grade fixed-income securities, provided that such securities are fully hedged against adverse fluctuations in the U.S. dollar at, or immediately after, the time of purchase.

OTHER INVESTMENTS. In addition, the Portfolio may invest in asset-backed securities, restricted securities, "junk bonds," targeted return index securities ("TRAINs"), stripped mortgage-backed securities and inverse floaters. The Portfolio may utilize forward foreign currency exchange contracts, options and futures transactions and swaps. For more information, see the "Additional Investment Strategy Information" section.

[GRAPHIC]

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and yield will fluctuate with changes in the market value and/or yield of its portfolio securities. Neither the value nor the yield of the U.S. government securities that the Portfolio invests in (or the value or yield of the Portfolio's shares) is guaranteed by the U.S. Government. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

FIXED-INCOME SECURITIES. All fixed-income securities, such as bonds, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and repay the principal on its debt. Certain of the Portfolio's investments may have speculative characteristics. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)

MATURITY AND DURATION. Traditionally, a debt security's term-to-maturity has been used as an indicator for the sensitivity of the security's price to changes in interest rates (which is the interest rate risk or volatility of the security). However, term-to-maturity measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity. Accordingly, a rise in the general level of interest rates may cause the price of the Portfolio's fixed-income securities to fall substantially.

Duration is a measure of the expected life of a fixed-income security that was developed as a more precise measure of interest rate sensitivity than term-to-maturity. A portfolio with a lower average duration generally should experience less price volatility in response to changes in interest rates than a portfolio with a higher average duration. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration is one of the fundamental tools used by the Investment Adviser in the selection of fixed income securities. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed-income security with interest payments occurring prior to the payment of principal, duration is always less than maturity.


There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities generally is 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Investment Adviser will use analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.


MORTGAGE-BACKED SECURITIES. Mortgage-backed securities in which the Portfolio may invest have different risk characteristics than traditional debt securities. Although generally the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that principal on underlying mortgages may be prepaid at any time, as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Portfolio to invest the proceeds at generally lower interest rates. Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the Investment Adviser, could reduce the Portfolio's yield, increase the volatility of the Portfolio and/or cause a decline in net asset value. Mortgage-backed securities, especially privately issued mortgage-backed securities, are more volatile and less liquid than other traditional types of securities.


CMOs. The principal and interest on the Mortgage Assets comprising a CMO may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to the prevailing market yields on the Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Portfolio could sustain a loss.

CMBS. CMBS are subject to credit risk and prepayment risk. The Portfolio invests in CMBS that are rated in the top rating category by a nationally-recognized statistical rating organization (E.G., AAA by Standard & Poors Rating Group, a division of The McGraw-Hill Companies, Inc. ("S&P") or Aaa by Moody's Investor Services, Inc. (Moody's)). Although prepayment risk is present, it is of a lesser degree in the CMBS than in the residential mortgage market; commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (E.G., significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

FOREIGN SECURITIES. The Portfolio's investment in foreign securities involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio may convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them to any voting rights with respect to the deposited securities.

OTHER RISKS. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. The Portfolio is also subject to other risks from its permissible investments, including the risks associated with investments in asset-backed securities, restricted securities, "junk bonds," TRAINs, stripped mortgage-backed securities, inverse floaters, forward foreign currency exchange contracts, options and futures and swaps. For more information about these risks, see the "Additional Risk Information" section.


Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

[GRAPHIC]

PAST PERFORMANCE


The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or variable annuity contracts, which would lower the performance for all periods shown.


ANNUAL TOTAL RETURNS -- CALENDAR YEARS

2000    5.85%
2001    6.72%
2002    4.06%
2003    2.23%
2004    1.42%
2005    1.87%


THE YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2006 WAS 0.72%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 3.61% (quarter ended September 30, 2001) and the lowest return for a calendar quarter was -0.65% (quarter ended June 30, 2004).



AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2005)

                                                                                       LIFE OF PORTFOLIO
                                                         PAST 1 YEAR    PAST 5 YEARS    (SINCE 05/04/99)
--------------------------------------------------------------------------------------------------------
The Limited Duration Portfolio                              1.87%           3.24%             3.54%
Lehman Brothers U.S. Credit Index (1-5 Year)(1)             1.35%           5.51%             5.58%

(1) THE LEHMAN BROTHERS U.S. CREDIT INDEX (1-5 YEAR) INCLUDES U.S. CORPORATE AND SPECIFIED FOREIGN DEBENTURES AND SECURED NOTES WITH MATURITIES OF ONE TO FIVE YEARS. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

[SIDENOTE]

ANNUAL TOTAL RETURNS


This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past six calendar years.


AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class X shares with those of an index that represents a broad measure of market performance over time.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


Advisory fee                                   0.30%
Distribution and service (12b-1) fees          None
Other expenses                                 0.15%
Total annual Portfolio operating expenses      0.45%



EXAMPLE


This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.


                                EXPENSES OVER TIME
                     -------------------------------------
                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                     -------------------------------------
                     $   46   $   144   $   252   $   567


[SIDENOTE]

ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2005. The Securities and Exchange Commission requires that the Portfolio disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[GRAPHIC]

ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to the Portfolio's investment strategies.

ASSET-BACKED SECURITIES. Asset-backed securities represent an interest in a pool of assets such as automobile loans and credit card receivables or home equity loans that have been securitized in pass through structures similar to mortgage-backed securities. These types of pass through securities provide for monthly payments that are a "pass through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.

LOWER RATED FIXED-INCOME SECURITIES ("JUNK BONDS") AND RESTRICTED SECURITIES. The Portfolio's investments may also include "Rule 144A" fixed-income securities, which are subject to resale restrictions. Up to 5% of the Portfolio's net assets may be invested in fixed-income securities rated lower than investment grade, or if unrated, are of comparable quality as determined by the Investment Adviser (commonly known as "junk bonds").


TRAINs. Up to 10% of the Portfolio's net assets may be invested in TRAINs. A TRAIN is a structured, pooled investment vehicle that permits investment in a diversified portfolio of fixed income securities without the brokerage and other expenses associated with directly holding small positions in individual securities. Since TRAINs are also considered high yield securities, investments in TRAINs fall within the limits for investments in "junk bonds."


STRIPPED MORTGAGE-BACKED SECURITIES. The Portfolio may invest up to 10% of its net assets in stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured in two classes. One class entitles the holder to receive all or most of the interest but little or none of the principal of a pool of Mortgage Assets (the interest-only or "IO" Class), while the other class entitles the holder to receive all or most of the principal but little or none of the interest (the principal-only or "PO" Class).

INVERSE FLOATERS. The Portfolio may invest up to 10% of its net assets in inverse floaters. An inverse floater has a coupon rate that moves in the direction opposite to that of a designated interest rate index.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Portfolio's investments also may include forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. In addition, the Portfolio may use these instruments to modify its exposure to various currency markets.


OPTIONS AND FUTURES. The Portfolio may invest in options and futures, including interest rate futures and options on underlying portfolio securities and currencies, and may invest in put and call options with respect to foreign currencies and futures on interest rate indexes. Options and futures may be used to manage the interest rate sensitivity of the Portfolio's portfolio securities or to seek to protect against a decline in securities or currency prices or an increase in prices of securities or currencies that may be purchased.


SWAPS. Swap transactions are contracts in which the Portfolio agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. A "specified index" may include currencies, interest rates, fixed-income indices, securities indices, total return on interest rate indices or commodity indices. Swaps may be used to manage the maturity and duration of a fixed-income portfolio, or to gain exposure to a market without directly investing in securities traded in that market. Currency swaps generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Interest rate caps, floors and collars are swaps in which one party pays a single or periodic fixed amount or premium and the other party pays periodic amounts based on the movement of a specified index. The Portfolio may enter into credit default swap contracts for hedging purposes, to add leverage to its portfolio or to gain exposure to a credit in which the Portfolio may otherwise invest.


DEFENSIVE INVESTING. The Portfolio may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture that may be inconsistent with its principal investment strategies when the Investment Adviser believes it advisable to do so. Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When the Portfolio takes a defensive position, it may not achieve its investment objective.

INVESTMENT POLICIES. The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any portfolio security. However, the Portfolio may be required to sell its illiquid securities holdings, or reduce its borrowings, if any, in response to fluctuations in the value of such holdings. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.


PORTFOLIO TURNOVER. The Portfolio may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this PROSPECTUS shows the Portfolio's turnover rates during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Portfolio buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs.

[GRAPHIC]

ADDITIONAL RISK INFORMATION

This section provides additional information relating to the risks of investing in the Portfolio.

ASSET-BACKED SECURITIES. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

LOWER RATED FIXED-INCOME SECURITIES AND RESTRICTED SECURITIES. The Portfolio's investments in lower rated fixed-income securities, otherwise known as "junk bonds," pose significant risks. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Portfolio may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. Many junk bonds are issued as Rule 144A securities. Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent a Fund may be unable to find qualified institutional buyers interested in purchasing the securities. The illiquidity of the market may also adversely affect the ability of the Fund's Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Portfolio to sell certain securities.


TRAINs. The Portfolio may invest in TRAINs, which are investment vehicles structured as trusts. Each trust represents an undivided investment interest in the pool of securities (generally high yield securities) underlying the trust without the brokerage and other expenses associated with holding small positions in individual securities. TRAINs are not registered under the Securities Act of 1933, as amended (the "Securities Act") or the Investment Company Act of 1940, as amended (the "Investment Company Act") and therefore must be held by qualified purchasers and resold to qualified institutional buyers pursuant to Rule 144A under the Securities Act. Many junk bonds are issued as Rule 144A Securities. Investments in certain TRAINs may have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities. A shareholder in the Portfolio would bear not only his proportionate share of the expenses of the Portfolio, but also, indirectly, the administrative and other expenses, if any, of the underlying TRAINs.


STRIPPED MORTGAGE-BACKED SECURITIES. Investments in each class of stripped mortgage-backed securities are extremely sensitive to changes in interest rates. IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of prepayment decreases. If the Portfolio invests in stripped mortgage-backed securities and interest rates move in a manner not anticipated by Portfolio management, it is possible that the Portfolio could lose all or substantially all of its investment.

INVERSE FLOATERS. Investments in inverse floaters are subject to certain risks. Like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. They are more volatile, however, than most other fixed-income securities because the coupon rate on an inverse floater typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters may also increase or decrease substantially because of changes in the rate of prepayments.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Use of forward foreign currency exchange contracts involves risks. If the Investment Adviser employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's volatility and, thus, could involve a significant risk.

OPTIONS AND FUTURES. If the Portfolio invests in options and/or futures, its participation in these markets would subject the Portfolio's portfolio to certain risks. The Investment Adviser's predictions of movements in the direction of the bond, currency or interest rate markets may be inaccurate, and the adverse consequences to the Portfolio (E.G., a reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.

SWAPS. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Portfolio is contractually obligated to make, or, in the case of the other party to a swap defaulting, the net amount of payments that the Portfolio is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps. The Portfolio's investments in credit default swap contracts involves risks. Where the Portfolio is the buyer of a credit default swap contract, it would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default by a third party on the debt obligation. If no default occurs, the Portfolio would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation.

[GRAPHIC]

PORTFOLIO MANAGEMENT

The Fund has retained the Investment Adviser -- Morgan Stanley Investment Advisors Inc. -- to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 1221 Avenue of the Americas, New York, NY 10020.


The Portfolio's assets are managed within the Taxable Fixed Income team. The team consists of portfolio managers and analysts. Current members of the team who are jointly and primarily responsible for the day-to-day management of the Portfolio include Paul F. O'Brien and William T. Lawrence, Executive Directors of the Investment Adviser.

Mr. O'Brien has been associated with the Investment Adviser in an investment management capacity since February 1996 and began managing the Portfolio in February 2005. Mr. Lawrence has been associated with the Investment Adviser in an investment management capacity since August 1998 and began managing the Portfolio in February 2005.

The Fund's STATEMENT OF ADDITIONAL INFORMATION provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.


The composition of the team may change without notice from time to time.


The Portfolio pays the Investment Adviser a monthly management fee as full compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 2005, the Portfolio accrued total compensation to the Investment Adviser amounting to 0.30% of the Portfolio's average daily net assets.

A discussion regarding the basis for the Board of Trustees approval of the investment advisory agreement is available in the Fund's semiannual report to shareholders for the period ended June 30, 2005.


[SIDENOTE]

MORGAN STANLEY INVESTMENT ADVISORS INC.


The Investment Adviser is widely recognized as a leader in the mutual fund industry and had approximately $90 billion in assets under management or administration as of March 31, 2006.

SHAREHOLDER INFORMATION

[GRAPHIC]

PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to and from separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

[GRAPHIC]

FREQUENT PURCHASES AND REDEMPTIONS


Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners is referred to as "market-timing" or "short-term trading" and may present risks for other contract owners with long-term interests in the Portfolio, which may include, among other things, dilution in the value of the Portfolio's shares indirectly held by contract owners with long term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs, and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market-timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price-arbitrage"). Investments in certain fixed income securities (such as high yield bonds) may be adversely affected by price arbitrage trading strategies.

The Portfolio's policies with respect to valuing portfolio securities are described below in "Pricing Fund Shares."


The Fund's Board of Trustees has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies generally do not provide specific contract owner transaction instructions to the Portfolio. The ability of the Portfolio to monitor such underlying activity, therefore, is limited. Consequently, the Portfolio must rely on the insurance company to monitor frequent short-term trading by contract owners. If the Portfolio identifies suspected market-timing activity, the insurance company will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners may be able to engage in frequent trading to the detriment of contract owners with long-term interests in the Portfolio. If the insurance company refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company.


[GRAPHIC]

PRICING FUND SHARES

The price of shares of the Portfolio, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share of the Portfolio is calculated once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.


The value of the Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's securities may change on days when shareholders will not be able to purchase or sell their shares.

To the extent the Portfolio invests in open-end management companies that are registered under the Investment Company Act, the Portfolio's net asset value is calculated based upon the net asset value of such fund. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.


An exception to the general policy of using market prices concerns the Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

[GRAPHIC]

DISTRIBUTIONS


The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns income from fixed-income investments. These amounts are passed along to Portfolio shareholders as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gains distributions."

Dividends from net investment income are declared and paid monthly. Capital gains distributions, if any, are declared and paid at least once per year.


[GRAPHIC]

TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

[GRAPHIC]

PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's STATEMENT OF ADDITIONAL INFORMATION.

[GRAPHIC]

ADDITIONAL INFORMATION


The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries or service providers, including insurance companies and their affiliates, in connection with the sale or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class X shares for the past five years. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).


This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the STATEMENT OF ADDITIONAL INFORMATION from the Portfolio's annual report, which is available upon request.


Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the accompanying prospectus for either the variable annuity or the variable life contract issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.


YEAR ENDED DECEMBER 31,                       2005         2004         2003         2002         2001
SELECTED PER SHARE DATA:
Net asset value, beginning of period        $   9.74     $  10.01     $  10.17     $  10.17     $   9.96
                                            --------     --------     --------     --------     --------
Income (loss) from investment operations:
  Net investment income*                        0.31         0.28         0.21         0.27         0.40
  Net realized and unrealized gain (loss)      (0.13)       (0.14)        0.01         0.13         0.26
                                            --------     --------     --------     --------     --------
Total income from investment operations         0.18         0.14         0.22         0.40         0.66
                                            --------     --------     --------     --------     --------
Less dividends and distributions from:
  Net investment income                        (0.38)       (0.41)       (0.38)       (0.36)       (0.45)
  Net realized gain                               --           --           --        (0.04)          --
                                            --------     --------     --------     --------     --------
Total dividends and distributions              (0.38)       (0.41)       (0.38)       (0.40)       (0.45)
                                            --------     --------     --------     --------     --------
Net asset value end of period               $   9.54     $   9.74     $  10.01     $  10.17     $  10.17
------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                   1.87%        1.42%        2.23%        4.06%        6.72%
------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:**
Expenses                                        0.45%        0.49%        0.51%        0.48%        0.61%(1)#
Net investment income                           3.17%        2.77%        2.02%        2.65%        3.84%(1)
SUPPLEMENTAL DATA:
Net assets end of period (000's)            $ 42,872     $ 52,784     $ 64,576     $ 73,476     $ 25,858
Portfolio turnover rate                           56%         128%         215%          58%         133%

* The per share amounts were computed using an average number of shares outstanding during the period.

** Reflects overall Portfolio ratios for investment income and non-class specific expenses

+ Calculated based on the net asset value as of the last business day of the period.

#    Does not reflect the effect of expense offset of 0.06%

(1) If the Investment Adviser had not "capped" all expenses (except for distribution fees) at 0.50% of its daily net assets for the period June 1, 2001 through December 31, 2001, the ratio of expenses and net investment income to average net assets would have been 0.65% and 3.80%.

MORGAN STANLEY VARIABLE INVESTMENT SERIES


- ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request information about the Portfolio, or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at: www.morganstanley.com/funds.


- YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor.


- INFORMATION ABOUT THE FUND (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's (the "SEC") Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.



(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3692)

PROSPECTUS - MAY 1, 2006


MORGAN STANLEY

VARIABLE INVESTMENT SERIES

THE INCOME PLUS PORTFOLIO


CLASS X


MORGAN STANLEY VARIABLE INVESTMENT SERIES IS A MUTUAL FUND COMPRISED OF 15 SEPARATE PORTFOLIOS, EACH WITH ITS OWN DISTINCTIVE INVESTMENT OBJECTIVE(S) AND POLICIES. IN THIS PROSPECTUS, SHARES OF THE INCOME PLUS PORTFOLIO (THE "PORTFOLIO") ARE BEING OFFERED.


SHARES OF THE PORTFOLIO ARE SOLD EXCLUSIVELY TO CERTAIN LIFE INSURANCE COMPANIES IN CONNECTION WITH PARTICULAR VARIABLE LIFE INSURANCE AND/OR VARIABLE ANNUITY CONTRACTS THEY ISSUE. THE INSURANCE COMPANIES INVEST IN SHARES OF THE PORTFOLIO IN ACCORDANCE WITH INSTRUCTIONS RECEIVED FROM OWNERS OF VARIABLE LIFE INSURANCE OR VARIABLE ANNUITY CONTRACTS.

THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE VARIABLE LIFE INSURANCE AND/OR VARIABLE ANNUITY CONTRACT ISSUED BY YOUR INSURANCE COMPANY.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                         CONTENTS

ELIGIBLE INVESTORS                                                             1

THE PORTFOLIO            INVESTMENT OBJECTIVES                                 2

                         PRINCIPAL INVESTMENT STRATEGIES                       2

                         PRINCIPAL RISKS                                       4

                         PAST PERFORMANCE                                      8

                         FEES AND EXPENSES OF THE PORTFOLIO                    9

                         ADDITIONAL INVESTMENT STRATEGY INFORMATION           10

                         ADDITIONAL RISK INFORMATION                          12

                         PORTFOLIO MANAGEMENT                                 14

SHAREHOLDER INFORMATION

                         PURCHASES AND SALES OF PORTFOLIO SHARES              15

                         FREQUENT PURCHASES AND REDEMPTIONS                   15

                         PRICING FUND SHARES                                  16

                         DISTRIBUTIONS                                        16

                         TAX CONSEQUENCES                                     17

                         PORTFOLIO HOLDINGS INFORMATION                       17

                         ADDITIONAL INFORMATION                               17

FINANCIAL HIGHLIGHTS                                                          18

                         This PROSPECTUS contains important information about the Income Plus Portfolio and the Morgan Stanley Variable Investment Series. Please read it carefully and keep it for future reference.

ELIGIBLE INVESTORS


Morgan Stanley Variable Investment Series (the "Fund") is comprised of 15 separate portfolios, each with its own distinct investment objective(s) and policies. In this PROSPECTUS, shares of the Income Plus Portfolio are being offered. The Fund's other portfolios are offered through separate prospectuses. The Fund is offered exclusively to life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they offer.


Shares of the Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of variable life insurance and/or variable annuity contracts.

Class X shares of the Portfolio are generally available to holders of (i) certain contracts offered by Metropolitan Life Insurance Company (formerly Paragon Life Insurance Company) and (ii) other contracts offered before May 1, 2000. For more information on eligibility to invest in Class X shares, contact the insurance company offering the accompanying prospectus. All Portfolio shares issued prior to May 1, 2000 have been designated Class X shares.

The Fund also offers Class Y shares of the Portfolio through a separate prospectus. Class Y shares are subject to different expenses.

THE INCOME PLUS PORTFOLIO

[GRAPHIC]

INVESTMENT OBJECTIVES

The Portfolio seeks as a primary objective to provide a high level of current income by investing primarily in U.S. government securities and other fixed-income securities. As a secondary objective, the Portfolio seeks capital appreciation but only when consistent with its primary objective.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES


The Portfolio will normally invest at least 80% of its assets in (i) U.S. government securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, (ii) debt securities (including zero coupon securities and asset-backed securities) rated at the time of purchase within the four highest bond rating categories by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("S&P") or, if not rated, determined to be of comparable quality by the "Investment Adviser," Morgan Stanley Investment Advisors Inc., and (iii) Yankee government bonds rated at the time of purchase within the four highest rating categories of Moody's or S&P or if not rated determined to be of comparable quality by the Investment Adviser. The Portfolio may also invest up to 20% of its net assets in U.S. dollar denominated debt securities rated below investment grade (commonly known as "junk bonds") and up to 10% of its net assets in non-U.S. dollar denominated debt securities which are rated at the time of purchase within the four highest rating categories by Moody's or S&P or if not rated, determined to be of comparable quality by the Investment Adviser. The Portfolio is not limited as to the maturities of the U.S. Government and other debt securities in which it may invest.


In making investment decisions for the Portfolio, the Investment Adviser considers both domestic and international economic developments, interest rate trends and other factors. The Investment Adviser evaluates technical considerations such as the relative supply of and demand for corporate notes and U.S. Treasury and agencies issues before it decides upon an asset allocation. Similarly, the assessment of the strength of individual companies that issue corporate debt and the overall country risk of sovereign debt obligations contribute to the decision-making process.

MORTGAGE-BACKED SECURITIES. Certain of the securities in which the Portfolio may invest are mortgage-backed securities. One type of mortgage-backed security in which the Portfolio may invest is a mortgage pass-through security. These securities represent a participation interest in a pool of mortgage loans originated by U.S. Governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. Mortgage pass-through securities may be collateralized by mortgages with fixed rates of interest or adjustable rates.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs"). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make

[SIDENOTE]

INCOME

An investment objective having the goal of selecting securities to pay out income.

payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the allocation, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Portfolio may invest in any class of CMO.

COMMERCIAL MORTGAGE-BACKED SECURITIES ("CMBS"). The Portfolio may invest in CMBS. CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of their remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of the property. An extension of a final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in lower yield for discount bonds and a higher yield for premium bonds.

ASSET-BACKED SECURITIES. The Portfolio may also invest in asset-backed securities. Asset-backed securities represent an interest in a pool of assets such as automobile and credit card receivables or home equity loans that have been securitized in pass-through structures similar to mortgage-backed securities. These types of pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.

FOREIGN SECURITIES. The Portfolio may invest in both U.S. dollar denominated debt securities of foreign issuers ("Yankee bonds") and non-U.S. dollar denominated debt securities of foreign issuers. Yankee government bonds are U.S. dollar denominated bonds issued by foreign government agencies or instrumentalities (no more than 20% of the Portfolio's assets may be invested in Yankee government bonds). Yankee government bonds are sovereign debt of the issuing government. The Portfolio may invest up to 15% of its net assets in Yankee corporate bonds which are rated at the time of purchase within the four highest grades as determined by Moody's or S&P or which, if not rated, are of comparable quality as determined by the Investment Adviser. Yankee corporate bonds are U.S. dollar-denominated debt securities issued by foreign companies. The Portfolio may also invest up to 10% of its assets in non-U.S. dollar denominated bonds which are rated at the time of purchase within the four highest grades as determined by Moody's or S&P or which, if not rated, are of comparable quality as determined by the Investment Adviser.

BORROWING. In seeking to increase income, the Portfolio may borrow to purchase securities. Such borrowing may not exceed 25% of the Portfolio's assets.

OTHER INVESTMENTS. The Portfolio may also invest in targeted return index securities ("TRAINs"), stripped mortgage-backed securities and inverse floaters. The Portfolio may also utilize futures and options, forward foreign currency exchange contracts and swaps. For more information, see the "Additional Investment Strategy Information" section.

[GRAPHIC]

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objectives. The Portfolio's share price and yield will fluctuate with changes in the market value and/or yield of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

FIXED-INCOME SECURITIES. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities (which are purchased at a discount and generally accrue interest, but make no payment until maturity) are typically subject to greater price fluctuations than comparable securities that pay interest). Accordingly, a rise in the general level of interest rates may cause the price of the Portfolio's fixed-income securities to fall substantially.

U.S. GOVERNMENT SECURITIES. The U.S. government securities that the Portfolio may purchase include U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. government. In addition, the Portfolio may purchase securities issued by agencies and instrumentalities of the U.S. government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association ("Ginnie Mae") and the Federal Housing Administration. The Portfolio may also purchase securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the U.S. Treasury. Among these agencies and instrumentalities are the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal Home Loan Banks. Further, the Portfolio may purchase securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Farm Credit System. Because these securities are not backed by the full faith and credit of the United States, there is a risk that the U.S. government will not provide financial support to these agencies if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities have different risk characteristics than traditional debt securities. Although generally the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that principal on underlying mortgages may be prepaid at any time, as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Portfolio to invest the proceeds at generally lower interest rates.

Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the Investment Adviser, could reduce the Portfolio's yield, increase the volatility of the Portfolio and/or cause a decline in net asset value. Certain mortgage-backed securities in which the Portfolio may invest may be more volatile and less liquid than other traditional types of debt securities.


CMOs. The principal and interest on the Mortgage Assets comprising a CMO may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to prevailing market yields on Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final scheduled distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Portfolio could sustain a loss.

CMBS. CMBS are subject to credit risk and prepayment risk. The Portfolio invests in CMBS that are rated in the top rating category by a nationally-recognized statistical rating organization (e.g., AAA by S&P or Aaa by Moody's). Although prepayment risk is present, it is of a lesser degree in the CMBS than in the residential mortgage market; commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (e.g., significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).


ASSET-BACKED SECURITIES. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit card use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

LOWER RATED FIXED-INCOME SECURITIES AND RESTRICTED SECURITIES. The Portfolio's investments in lower rated fixed-income securities, otherwise known as junk bonds, pose significant risks. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Portfolio may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. Many junk bonds are issued as Rule 144A securities. Rule 144A securities could have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio may be unable to find qualified institutional buyers interested in purchasing the securities. The illiquidity of the market may also adversely affect the ability of the Fund's Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Portfolio to sell certain securities.

FOREIGN SECURITIES. The Portfolio's investments in foreign securities involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio may convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.

YANKEE GOVERNMENT BONDS. Investments in sovereign debt such as Yankee government bonds are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.


MATURITY AND DURATION. Traditionally, a debt security's term-to-maturity has been used as an indicator for the sensitivity of the security's price to changes in interest rates (which is the interest rate risk or volatility of the security). However, term-to-maturity measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity.

Duration is a measure of the expected life of a fixed-income security that was developed as a more precise measure of interest rate sensitivity than term-to-maturity. A portfolio with a lower average duration generally should experience less price volatility in response to changes in interest rates than a portfolio with a higher average duration. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration is one of the fundamental tools used by the Investment Adviser in the selection of fixed-income securities. Duration takes the length of the time intervals between the present time and the time that the interest and the principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed-income security with interest payments occurring prior to the payment of principal, duration is always less than maturity.


There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities generally is 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Investment Adviser will use analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.


BORROWING. The Portfolio may borrow money to purchase securities. To the extent that the Portfolio engages in such practice it may be leveraged. Leveraging generally exaggerates the effect on net asset value of any increase or decrease in the market value of the Portfolio's investments.

OTHER RISKS. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. The Portfolio is also subject to other risks from its permissible investments, including the risks associated with investments in TRAINs, stripped mortgage-backed securities, inverse floaters, options and futures, forward foreign currency exchange contracts and swaps. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

[GRAPHIC]

PAST PERFORMANCE


The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or variable annuity contracts, which would lower the performance for all periods shown.


[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

1996     1.56%
1997    11.09%
1998     8.67%
1999    -4.32%
2000    11.09%
2001     9.57%
2002     5.51%
2003     8.45%
2004     5.23%
2005     3.33%


THE YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2006 WAS -0.73%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 4.56% (quarter ended June 30, 1997) and the lowest return for a calendar quarter was -4.01% (quarter ended March 31, 1996).



AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2005)



                                         PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
-----------------------------------------------------------------------------------
The Income Plus Portfolio                       3.33%          6.39%           5.91%
Lehman Brothers U.S.Aggregate Index(1)          2.43%          5.87%           6.16%


(1) THE LEHMAN BROTHERS U.S. AGGREGATE INDEX TRACKS THE PERFORMANCE OF ALL U.S. GOVERNMENT AGENCY AND TREASURY SECURITIES, INVESTMENT-GRADE CORPORATE DEBT SECURITIES, AGENCY MORTGAGE-BACKED SECURITIES, ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BASED SECURITIES. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

[SIDENOTE]

ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 10 calendar years.

AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class X shares with those of an index that represents a broad measure of market performance over time.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


Advisory fee                                                    0.42%
Distribution and service (12b-1) fees                           None
Other expenses                                                  0.12%
Total annual Portfolio operating expenses                       0.54%



Example


This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.


                                EXPENSES OVER TIME
                      -------------------------------------
                      1 YEAR   3 YEARS   5 YEARS   10 YEARS
                      -------------------------------------
                      $   55   $   173   $   302   $    677


[SIDENOTE]

ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2005. The Securities and Exchange Commission requires that the Portfolio disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[GRAPHIC]

ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to the Portfolio's investment strategies.


TRAINs. The Portfolio may invest up to 10% of the Portfolio's net assets in TRAINs. A TRAIN is a structured, pooled investment vehicle that permits investment in a diversified portfolio of fixed income securities without the brokerage and other expenses associated with directly holding small positions in individual securities. Since TRAINs are also considered high yield securities, investments in TRAINs fall within the limits for investments in "junk bonds."


STRIPPED MORTGAGE-BACKED SECURITIES. The Portfolio may invest up to 10% of its net assets in stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured in two classes. One class entitles the holder to receive all or most of the interest but little or none of the principal of a pool of Mortgage Assets (the interest-only or "IO" Class), while the other class entitles the holder to receive all or most of the principal but little or none of the interest (the principal-only or "PO" Class).

INVERSE FLOATERS. The Portfolio may invest up to 10% of its net assets in inverse floaters. An inverse floater has a coupon rate that moves in the direction opposite to that of a designated interest rate index.

OPTIONS AND FUTURES. The Portfolio may invest in options and futures including interest rate futures and options on underlying portfolio securities and currencies and may invest in put and call options with respect to foreign currencies and futures on interest rate indexes. Options and futures may be used to manage the interest rate sensitivity of the Portfolio's portfolio securities or to seek to protect against a decline in securities or currency prices or an increase in prices of securities or currencies that may be purchased.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Portfolio's investments also may include forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. In addition, the Portfolio may use these instruments to modify its exposure to various currency markets.


SWAPS. Swap transactions are contracts in which the Portfolio agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. A "specified index" may include currencies, interest rates, fixed-income indices, securities indices, total return on interest rate indices or commodity indices. Swaps may be used to manage the maturity and duration of a fixed-income portfolio, or to gain exposure to a market without directly investing in securities traded in that market. Currency swaps generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Interest rate caps, floors and collars are swaps in which one party pays a single or periodic fixed amount or premium and the other party pays periodic amounts based on the movement of a specified index. The Portfolio may enter into credit default swap contracts for hedging purposes, to add leverage to its portfolio or to gain exposure to a credit in which the Portfolio may otherwise invest.

DEFENSIVE INVESTING. The Portfolio may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture that may be inconsistent with its principal investment strategies when the Investment Adviser believes it advisable to do so. Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When the Portfolio takes a defensive position, it may not achieve its investment objectives.

INVESTMENT POLICIES. The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any portfolio security. However, the Portfolio may be required to sell its illiquid securities holdings, or reduce its borrowings, if any, in response to fluctuations in the value of such holdings. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.


PORTFOLIO TURNOVER. The Portfolio may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this PROSPECTUS shows the Portfolio's turnover rates during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Portfolio buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs.

[GRAPHIC]

ADDITIONAL RISK INFORMATION

This section provides additional information relating to the risks of investing in the Portfolio.


TRAINs. The Portfolio may invest in TRAINs, which are investment vehicles structured as trusts. Each trust represents an undivided investment interest in the pool of securities (generally high yield securities) underlying the trust without the brokerage and other expenses associated with holding small positions in individual securities. TRAINs are not registered under the Securities Act of 1933, as amended (the "Securities Act") or the Investment Company Act of 1940, as amended, and therefore must be held by qualified purchasers and resold to qualified institutional buyers pursuant to Rule 144A under the Securities Act. Investments in certain TRAINs may have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities. A shareholder in the Portfolio would bear not only his proportionate share of the expenses of the Portfolio, but also, indirectly, the administrative and other expenses, if any, of the underlying TRAINs.


STRIPPED MORTGAGE-BACKED SECURITIES. Investments in each class of stripped mortgage-backed securities are extremely sensitive to changes in interest rates. IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of prepayment decreases. If the Portfolio invests in stripped mortgage-backed securities and interest rates move in a manner not anticipated by Portfolio management, it is possible that the Portfolio could lose all or substantially all of its investment.

INVERSE FLOATERS. Investments in inverse floaters are subject to certain risks. Like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. They are more volatile, however, than most other fixed-income securities because the coupon rate on an inverse floater typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters may also increase or decrease substantially because of changes in the rate of prepayments.

OPTIONS AND FUTURES. If the Portfolio invests in options and/or futures, its participation in these markets would subject the Portfolio's portfolio to certain risks. The Investment Adviser's predictions of movements in the direction of the bond, currency or interest rate markets may be inaccurate, and the adverse consequences to the Portfolio (e.g., a reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Use of forward foreign currency exchange contracts involves risks. If the Investment Adviser employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's volatility and, thus, could involve a significant risk.

SWAPS. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Portfolio is contractually obligated to make, or, in the case of the other party to a swap defaulting, the net amount of payments that the Portfolio is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps. The Portfolio's investments in credit default swap contracts involves risks. Where the Portfolio is the buyer of a credit default swap contract, it would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default by a third party on the debt obligation. If no default occurs, the Portfolio would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation.

[GRAPHIC]

PORTFOLIO MANAGEMENT


The Fund has retained the Investment Adviser -- Morgan Stanley Investment Advisors Inc. -- to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 1221 Avenue of the Americas, New York, NY 10020.

The Portfolio's assets are managed within the Taxable Fixed Income team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio include David S. Horowitz, a Managing Director of the Investment Adviser, and Gerhardt P. Herbert, an Executive Director of the Investment Adviser.

Mr. Horowitz has been associated with the Investment Adviser in an investment management capacity since May 1995 and began managing the Portfolio in April 2002. Mr. Herbert has been associated with the Investment Adviser in an investment management capacity since August 1994 and began managing the Portfolio in November 2005.

The Fund's STATEMENT OF ADDITIONAL INFORMATION provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.


The composition of the team may change without notice from time to time.


The Portfolio pays the Investment Adviser a monthly management fee as full compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 2005, the Portfolio accrued total compensation to the Investment Adviser amounting to 0.42% of the Portfolio's average daily net assets.

A discussion regarding the basis for the Board of Trustees approval of the investment advisory agreement is available in the Fund's semiannual report to shareholders for the period ended June 30, 2005.


[SIDENOTE]

MORGAN STANLEY INVESTMENT ADVISORS INC.


The Investment Adviser is widely recognized as a leader in the mutual fund industry and had approximately $90 billion in assets under management or administration as of March 31, 2006.

SHAREHOLDER INFORMATION

[GRAPHIC]

PURCHASES AND SALES OF PORTFOLIO SHARES


Shares are offered on each day that the New York Stock Exchange is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to and from separate accounts.


The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

[GRAPHIC]

FREQUENT PURCHASES AND REDEMPTIONS


Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners is referred to as "market-timing" or "short-term trading" and may present risks for other contract owners with long-term interests in the Portfolio, which may include, among other things, dilution in the value of the Portfolio's shares indirectly held by contract owners with long term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs, and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market-timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price-arbitrage"). Investments in certain fixed income securities (such as high yield bonds) may be adversely affected by price arbitrage trading strategies.

The Portfolio's policies with respect to valuing portfolio securities are described below in "Pricing Fund Shares."


The Fund's Board of Trustees has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies generally do not provide specific contract owner transaction instructions to the Portfolio. The ability of the Portfolio to monitor such underlying activity, therefore, is limited. Consequently, the Portfolio must rely on the insurance company to monitor frequent short-term trading by contract owners. If the Portfolio identifies suspected market-timing activity, the insurance company will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners may be able to engage in frequent trading to the detriment of contract owners with long-term interests in the Portfolio. If the insurance company refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company.


[GRAPHIC]

PRICING FUND SHARES

The price of shares of the Portfolio, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share of the Portfolio is calculated once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

An exception to the general policy of using market prices concerns the Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

[GRAPHIC]

DISTRIBUTIONS


The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns interest from fixed-income investments. These amounts are passed along to the Portfolio shareholders as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gains distributions."

Dividends from net investment income are declared and paid monthly. Capital gains distributions, if any, are declared and paid at least once per year.


[GRAPHIC]

TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

[GRAPHIC]

PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's STATEMENT OF ADDITIONAL INFORMATION.

[GRAPHIC]

ADDITIONAL INFORMATION


The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries or service providers, including insurance companies and their affiliates, in connection with the sale or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class X shares for the past five years. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).


This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the STATEMENT OF ADDITIONAL INFORMATION from the Portfolio's annual report, which is available upon request.


Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the accompanying prospectus for either the variable annuity or the variable life contract issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.


YEAR ENDED DECEMBER 31,                                 2005           2004           2003           2002           2001
SELECTED PER SHARE DATA:
Net asset value, beginning of period                 $    10.68     $    10.73     $    10.47     $    10.55     $    10.22
                                                     ----------     ----------     ----------     ----------     ----------
Income (loss) from investment operations:
  Net investment income*                                   0.51           0.55           0.56           0.58           0.61
  Net realized and unrealized gain (loss)                 (0.15)         (0.01)          0.30          (0.02)          0.34
                                                     ----------     ----------     ----------     ----------     ----------
Total income (loss) from investment operations             0.36           0.54           0.86           0.56           0.95
                                                     ----------     ----------     ----------     ----------     ----------
Less dividends from net investment income                 (0.55)         (0.59)         (0.60)         (0.64)         (0.62)
                                                     ----------     ----------     ----------     ----------     ----------
Net asset value end of period                        $    10.49     $    10.68     $    10.73     $    10.47     $    10.55
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                              3.33%          5.23%          8.45%          5.51%          9.57%
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:**
Expenses                                                   0.54%          0.54%          0.53%          0.52%          0.53%
Net investment income                                      4.80%          5.18%          5.30%          5.57%          5.82%
SUPPLEMENTAL DATA:
Net assets end of period (000's)                     $  235,256     $  296,246     $  363,555     $  423,685     $  452,757
Portfolio turnover rate                                      57%            28%            72%           106%           150%

* The per share amounts were computed using an average number of shares outstanding during the period.

** Reflects overall Portfolio ratios for investment income and non-class specific expenses

+ Calculated based on the net asset value as of the last business day of the period.

MORGAN STANLEY VARIABLE INVESTMENT SERIES


- ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request information about the Portfolio, or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at: www.morganstanley.com/funds.


- YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor.


- INFORMATION ABOUT THE FUND (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's (the "SEC") Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.



(THE FUND'S INVESTMENT COMPANY ACT FILE NO.IS 811-3692)

PROSPECTUS - MAY 1, 2006


MORGAN STANLEY

VARIABLE INVESTMENT SERIES

THE HIGH YIELD PORTFOLIO

CLASS X



MORGAN STANLEY VARIABLE INVESTMENT SERIES IS A MUTUAL FUND COMPRISED OF 15 SEPARATE PORTFOLIOS, EACH WITH ITS OWN DISTINCTIVE INVESTMENT OBJECTIVE(S) AND POLICIES. IN THIS PROSPECTUS, SHARES OF THE HIGH YIELD PORTFOLIO (THE "PORTFOLIO") ARE BEING OFFERED.


SHARES OF THE PORTFOLIO ARE SOLD EXCLUSIVELY TO CERTAIN LIFE INSURANCE COMPANIES IN CONNECTION WITH PARTICULAR VARIABLE LIFE INSURANCE AND/OR VARIABLE ANNUITY CONTRACTS THEY ISSUE. THE INSURANCE COMPANIES INVEST IN SHARES OF THE PORTFOLIO IN ACCORDANCE WITH INSTRUCTIONS RECEIVED FROM OWNERS OF VARIABLE LIFE INSURANCE OR VARIABLE ANNUITY CONTRACTS.

THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE VARIABLE LIFE INSURANCE AND/OR VARIABLE ANNUITY CONTRACT ISSUED BY YOUR INSURANCE COMPANY.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                           CONTENTS

ELIGIBLE INVESTORS                                                             1

THE PORTFOLIO              INVESTMENT OBJECTIVES                               2

                           PRINCIPAL INVESTMENT STRATEGIES                     2

                           PRINCIPAL RISKS                                     3

                           PAST PERFORMANCE                                    5

                           FEES AND EXPENSES OF THE PORTFOLIO                  6

                           ADDITIONAL INVESTMENT STRATEGY INFORMATION          7

                           ADDITIONAL RISK INFORMATION                         9

                           PORTFOLIO MANAGEMENT                               12

SHAREHOLDER INFORMATION    PURCHASES AND SALES OF PORTFOLIO SHARES            13

                           FREQUENT PURCHASES AND REDEMPTIONS                 13

                           PRICING FUND SHARES                                14

                           DISTRIBUTIONS                                      15

                           TAX CONSEQUENCES                                   15

                           PORTFOLIO HOLDINGS INFORMATION                     15

                           ADDITIONAL INFORMATION                             15

FINANCIAL HIGHLIGHTS                                                          16

                           This PROSPECTUS contains important information about the High Yield Portfolio and the Morgan Stanley Variable Investment Series. Please read it carefully and keep it for future reference.

ELIGIBLE INVESTORS


Morgan Stanley Variable Investment Series (the "Fund") is comprised of 15 separate portfolios, each with its own distinct investment objective(s) and policies. In this PROSPECTUS, shares of the High Yield Portfolio are being offered. The Fund's other portfolios are offered through separate prospectuses. The Fund is offered exclusively to life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they offer.


Shares of the Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of variable life insurance and/or variable annuity contracts.

Class X shares of the Portfolio are generally available to holders of (i) certain contracts offered by Metropolitan Life Insurance Company (formerly Paragon Life Insurance Company) and (ii) other contracts offered before May 1, 2000. For more information on eligibility to invest in Class X shares, contact the insurance company offering the accompanying prospectus. All Portfolio shares issued prior to May 1, 2000 have been designated Class X shares.

The Fund also offers Class Y shares of the Portfolio through a separate prospectus. Class Y shares are subject to different expenses.

THE HIGH YIELD PORTFOLIO

[GRAPHIC]

INVESTMENT OBJECTIVES

The Portfolio seeks as a primary objective to provide a high level of current income by investing in a diversified portfolio consisting principally of fixed-income securities, which may include both non-convertible and convertible debt securities and preferred stocks. As a secondary objective the Portfolio will seek capital appreciation, but only when consistent with its primary objective.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES


The Portfolio will normally invest at least 80% of its assets in fixed-income securities (including zero coupon securities) rated below Baa by Moody's Investors Service, Inc. ("Moody's") or below BBB by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("S&P") or in non-rated securities considered by the Portfolio's "Investment Adviser," Morgan Stanley Investment Advisors Inc., to be appropriate investments for the Portfolio. Such securities may also include "Rule 144A" securities, which are subject to resale restrictions. Shareholders of the Portfolio will receive at least 60 days prior notice of any changes in this policy. Securities rated below Baa or BBB are commonly known as "junk bonds." There are no minimum quality ratings for investments, and as such the Portfolio may invest in securities which no longer make payments of interest or principal.

In deciding which securities to buy, hold or sell, the Investment Adviser considers an issuer's creditworthiness, economic developments, interest rate trends and other factors it deems relevant. In evaluating an issuer's creditworthiness, the Investment Adviser relies principally on its own analysis. A security's credit rating is simply one factor that may be considered by the Investment Adviser in this regard.


In addition to junk bonds, the Portfolio may invest in securities rated Baa or BBB or higher (or, if not rated, determined to be of comparable quality) when the Investment Adviser believes that such securities may produce attractive yields.

The Portfolio may invest up to 30% of its assets in securities issued by foreign governments and other foreign issuers (including American depositary receipts or other similar securities convertible into securities of foreign issuers) but not more than 10% of its assets in these securities may be denominated in foreign currencies. The Portfolio's investments may include the securities of issuers located in emerging market countries.


OTHER INVESTMENTS. The Portfolio may also invest in common stocks, asset-backed securities, unit offerings and convertible securities, targeted return index securities ("TRAINs"), commercial mortgage-backed securities ("CMBS"), collateralized mortgage obligations ("CMOs"), stripped mortgage-backed securities and inverse floaters. The Portfolio may also utilize forward foreign currency exchange contracts, options and futures, swaps and options on swaps. For more information, see the "Additional Investment Strategy Information" section.


[SIDENOTE]

INCOME

An investment objective having the goal of selecting securities to pay out income.

[GRAPHIC]

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objectives. The Portfolio's share price and yield will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

FIXED-INCOME SECURITIES. Principal risks of investing in the Portfolio are associated with its junk bond investments. All fixed-income securities, such as junk bonds, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.) Accordingly, a rise in the general level of interest rates may cause the price of the Portfolio's fixed-income securities to fall substantially.


LOWER RATED SECURITIES ("JUNK BONDS"). Junk bonds are subject to greater risk of loss of income and principal than higher rated securities. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Portfolio may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The Rule 144A securities could have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio may be unable to find qualified institutional buyers interested in purchasing the securities. The illiquidity of the market may also adversely affect the ability of the Fund's Board of Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Portfolio to sell certain securities. In addition, periods of economic uncertainty and change probably would result in an increased volatility of market prices of high yield securities and a corresponding volatility in the Portfolio's net asset value. In addition to junk bonds, the Portfolio may also invest in certain investment grade fixed-income securities. Some of these securities have speculative characteristics.

FOREIGN SECURITIES. The Portfolio's investment in foreign securities involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio may convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them to any voting rights with respect to the deposited securities.

OTHER RISKS. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. The Portfolio is subject to other risks from its permissible investments, including the risks associated with its investments in common stocks, asset-backed securities, unit offerings/convertible securities, TRAINs, CMBS, CMOs, stripped mortgage-backed securities, inverse floaters, forward foreign currency exchange contracts, options and futures, swaps and options on swaps. For more information about these risks, see the "Additional Risk Information" section.


Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

[GRAPHIC]

PAST PERFORMANCE


The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or variable annuity contracts, which would lower the performance for all periods shown.


[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

1996              11.98%
1997              11.87%
1998              -6.20%
1999              -1.33%
2000             -32.22%
2001             -33.75%
2002              -7.14%
2003              27.73%
2004               9.84%
2005               2.18%


THE YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2006 WAS 2.71%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 8.77% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -21.45% (quarter ended December 31, 2000).

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2005)



                                                          PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
----------------------------------------------------------------------------------------------------
The High Yield Portfolio                                       2.18%        -2.48%         -3.60%
CSFB High Yield Index(1)                                       2.26%         9.83%          7.13%
Lehman Brothers U.S. Corporate High Yield Index(2)             2.74%         8.85%          6.54%



(1) THE CSFB HIGH YIELD INDEX IS DESIGNED TO MIRROR THE INVESTIBLE UNIVERSE OF THE U.S. DOLLAR--DENOMINATED HIGH YIELD DEBT MARKET. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THE PORTFOLIO'S BENCHMARK IS BEING CHANGED FROM THE LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD INDEX TO THE CSFB HIGH YIELD INDEX TO MORE ACCURATELY REFLECT THE PORTFOLIO'S INVESTIBLE UNIVERSE.

(2) LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD INDEX TRACKS THE PERFORMANCE OF ALL BELOW INVESTMENT-GRADE SECURITIES WHICH HAVE AT LEAST $100 MILLION IN OUTSTANDING ISSUANCE, A MATURITY GREATER THAN ONE YEAR, AND ARE ISSUED IN FIXED-RATE U.S. DOLLAR DENOMINATIONS. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


[SIDENOTE]

ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 10 calendar years.

AVERAGE ANNUAL TOTAL RETURNS


This table compares the average annual total returns of the Portfolio's Class X shares with those of indices that represent broad measures of market performance over time.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


Advisory fee                                                               0.42%
Distribution and service (12b-1) fees                                      None
Other expenses                                                             0.45%
Total annual Portfolio operating expenses                                  0.87%



EXAMPLE


This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.


                               EXPENSES OVER TIME
                       ----------------------------------
                       1 YEAR  3 YEARS  5 YEARS  10 YEARS
                       ----------------------------------
                       $   89  $   278  $   482  $  1,073


[SIDENOTE]

ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2005. The Securities and Exchange Commission requires that the Portfolio disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[GRAPHIC]

ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to the Portfolio's investment strategies.

ASSET-BACKED SECURITIES. Asset-backed securities represent an interest in a pool of assets such as automobile loans and credit card receivables or home equity loans that have been securitized in pass through structures similar to mortgage-backed securities. These types of pass through securities provide for monthly payments that are a "pass through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.

UNIT OFFERINGS/CONVERTIBLE SECURITIES. The Portfolio may purchase units which combine debt securities with equity securities and/or warrants. The Portfolio may invest in convertible securities, which are securities that generally pay interest and may be converted into common stock.


TRAINs. Up to 10% of the Portfolio's net assets may be invested in TRAINs. A TRAIN is a structured, pooled investment vehicle that permits investment in a diversified portfolio of fixed-income securities without the brokerage and other expenses associated with directly holding small positions in individual securities. Since TRAINs are also considered high yield securities, investments in TRAINs fall within the limits of investments in "junk bonds."

CMOs. The Portfolio may invest in CMOs. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "mortgage assets"). Payments of principal and interest on the mortgage assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the mortgage assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the allocation, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other mortgage assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Portfolio may invest in any class of CMO.

CMBS. The Portfolio may invest in CMBS. CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of their remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of the property. An extension of a final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in lower yield for discount bonds and a higher yield for premium bonds.


STRIPPED MORTGAGE-BACKED SECURITIES. The Portfolio may invest up to 10% of its net assets in stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured in two classes. One class entitles the holder to receive all or most of the interest but little or none of the principal of a pool of Mortgage Assets (the interest-only or "IO" Class), while the other class entitles the holder to receive all or most of the principal but little or none of the interest (the principal-only or "PO" Class).

INVERSE FLOATERS. The Portfolio may invest up to 10% of its net assets in inverse floaters. An inverse floater has a coupon rate that moves in the direction opposite to that of a designated interest rate index.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Portfolio's investments also may include forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. In addition, the Portfolio may use these instruments to modify its exposure to various currency markets.


OPTIONS AND FUTURES. The Portfolio may invest in options and futures, including interest rate futures and options on underlying portfolio securities and currencies, and may invest in put and call options with respect to foreign currencies and futures on interest rate indexes. Options and futures may be used to manage the interest rate sensitivity of the Portfolio's portfolio securities or to seek to protect against a decline in securities or currency prices or an increase in prices of securities or currencies that may be purchased.


SWAPS. Swap transactions are contracts in which the Portfolio agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. The payment streams are calculated by reference to a specified index and agreed upon notational amount. A "specified index" may include currencies, interest rates, fixed-income indices, securities indices, total return on interest rate indices or commodity indices. Swaps may be used to manage the maturity and duration of a fixed-income portfolio, or to gain exposure to a market without directly investing in securities traded in that market. Currency swaps generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Interest rate caps, floors and collars are swaps in which one party pays a single or periodic fixed amount or premium and the other party pays periodic amounts based on the movement of a specified index. The Portfolio may enter into credit default swap contracts for hedging purposes, to add leverage to its portfolio or to gain exposure to a credit in which the Portfolio may otherwise invest.


The Portfolio may write (sell) and purchase put and call swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Portfolio may use swap options for hedging purposes or to manage and mitigate the credit and interest rate risk of the Portfolio.

DEFENSIVE INVESTING. The Portfolio may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture that may be inconsistent with its principal investment strategies when the Investment Adviser believes it is advisable to do so. Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When the Portfolio takes a defensive position, it may not achieve its investment objectives.

INVESTMENT POLICIES. The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any portfolio security. However, the Portfolio may be required to sell its illiquid securities holdings or reduce its borrowings, if any, in response to fluctuations in the value of such holdings. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

[GRAPHIC]

ADDITIONAL RISK INFORMATION

This section provides additional information relating to the risks of investing in the Portfolio.


COMMON STOCK. In general, stock and other equity security values fluctuate in response to activities specific to company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.


ASSET-BACKED SECURITIES. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit card use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

UNIT OFFERINGS/CONVERTIBLE SECURITIES. Any Portfolio investments in unit offerings and/or convertible securities may carry risks associated with both fixed-income and equity securities.


TRAINs. The Portfolio may invest in TRAINs, which are investment vehicles structured as trusts. Each trust represents an undivided investment interest in the pool of securities (generally high yield securities) underlying the trust without the brokerage and other expenses associated with holding small positions in individual securities. TRAINs are not registered under the Securities Act of 1933, as amended (the "Securities Act") or the Investment Company Act of 1940, as amended, and therefore must be held by qualified purchasers and resold to qualified institutional buyers pursuant to Rule 144A under the Securities Act. Many junk bonds are issued as Rule 144A securities. Investments in certain TRAINs may have the effect of increasing the level of Portfolio illiquidity to the extent that the Portfolio, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities. A shareholder in the Portfolio would bear not only his proportionate share of the expenses of the Portfolio, but also, indirectly, the administrative and other expenses, if any, of the underlying TRAINs.

CMOs. The principal and interest on the mortgage assets comprising a CMO may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on mortgage assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying mortgage assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to the prevailing market yields on the mortgage assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying mortgage assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Portfolio could sustain a loss.

CMBS. CMBS are subject to credit risk and prepayment risk. The Portfolio invests in CMBS that are rated in the top rating category by a nationally-recognized statistical rating organization (E.G., AAA by S&P or Aaa by Moody's). Although prepayment risk is present, it is of a lesser degree in the CMBS than in the residential mortgage market; commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (E.G., significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).


STRIPPED MORTGAGE-BACKED SECURITIES. Investments in each class of stripped mortgage-backed securities are extremely sensitive to changes in interest rates. IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of prepayment decreases. If the Portfolio invests in stripped mortgage-backed securities and interest rates move in a manner not anticipated by Portfolio management, it is possible that the Portfolio could lose all or substantially all of its investment.

INVERSE FLOATERS. Investments in inverse floaters are subject to certain risks. Like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. They are more volatile, however, than most other fixed-income securities because the coupon rate on an inverse floater typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters may also increase or decrease substantially because of changes in the rate of prepayments.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Use of forward foreign currency exchange contracts involves risks. If the Investment Adviser employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's volatility and, thus, could involve a significant risk.

OPTIONS AND FUTURES. If the Portfolio invests in options and/or futures, its participation in these markets would subject the Portfolio's portfolio to certain risks. The Investment Adviser's predictions of movements in the direction of the bond, currency or interest rate markets may be inaccurate, and the adverse consequences to the Portfolio (E.G., a reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.

SWAPS. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Portfolio is contractually obligated to make, or, in the case of the other party to a swap defaulting, the net amount of payments that the Portfolio is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps. The Portfolio's investments in credit default swap contracts involves risks. Where the Portfolio is the buyer of a credit default swap contract, it would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default by a third party on the debt obligation. If no default occurs, the Portfolio would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation.


The use of swap options involves risks, including, among others, (i) changes in the market value of securities held by the Portfolio and of swap options relating to those securities may not be proportionate, (ii) there may not be a liquid market for the Portfolio to sell a swap option, which could result in difficulty closing a position, (iii) swap options can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate, and (iv) counterparty risk.

[GRAPHIC]

PORTFOLIO MANAGEMENT

The Fund has retained the Investment Adviser -- Morgan Stanley Investment Advisors Inc. -- to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 1221 Avenue of the Americas, New York, NY 10020.


The Portfolio's assets are managed within the Taxable Fixed Income team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio include Gordon W. Loery, an Executive Director of the Investment Adviser, and Joshua M. Givelber, a Vice President of the Investment Adviser.

Mr. Loery has been associated with the Investment Adviser in an investment management capacity since June 1990 and began managing the Portfolio in January 2001. Mr. Givelber has been associated with the Investment Adviser in a research capacity since June 1999, in an investment management capacity since 2002 and began managing the Portfolio in April 2003. Mr. Loery is the lead manager of the Portfolio. Each member is responsible for specific sectors. All team members are responsible for the management of the Portfolio and for the execution of the overall strategy of the Portfolio.

The Fund's STATEMENT OF ADDITIONAL INFORMATION provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.


The composition of the team may change without notice from time to time.


The Portfolio pays the Investment Adviser a monthly management fee as full compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 2005, the Portfolio accrued total compensation to the Investment Adviser amounting to 0.42% of the Portfolio's average daily net assets.

A discussion regarding the basis for the Board of Trustees approval of the investment advisory agreement is available in the Fund's semiannual report to shareholders for the period ended June 30, 2005.


[SIDENOTE]

MORGAN STANLEY INVESTMENT ADVISORS INC.


The Investment Adviser is widely recognized as a leader in the mutual fund industry and had approximately $90 billion in assets under management or administration as of March 31, 2006.

SHAREHOLDER INFORMATION

[GRAPHIC]

PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to and from separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

[GRAPHIC]

FREQUENT PURCHASES AND REDEMPTIONS


Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners is referred to as "market-timing" or "short-term trading" and may present risks for other contract owners with long-term interests in the Portfolio, which may include, among other things, dilution in the value of the Portfolio's shares indirectly held by contract owners with long term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs, and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market-timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price-arbitrage"). Investments in certain fixed income securities (such as high yield bonds) may be adversely affected by price arbitrage trading strategies.


The Portfolio's policies with respect to valuing portfolio securities are described below in "Pricing Fund Shares."

The Fund's Board of Trustees has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies generally do not provide specific contract owner transaction instructions to the Portfolio. The ability of the Portfolio to monitor such underlying activity, therefore, is limited. Consequently, the Portfolio must rely on the insurance company to monitor frequent short-term trading by contract owners. If the Portfolio identifies suspected market-timing activity, the insurance company will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners may be able to engage in frequent trading to the detriment of contract owners with long-term interests in the Portfolio. If the insurance company refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company.


[GRAPHIC]

PRICING FUND SHARES

The price of shares of the Portfolio, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share of the Portfolio is calculated once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.


The value of the Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's securities may change on days when shareholders will not be able to purchase or sell their shares.


An exception to the general policy of using market prices concerns the Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

[GRAPHIC]

DISTRIBUTIONS


The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns income from stocks and interest from fixed-income investments. These amounts are passed along to Portfolio shareholders as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gains distributions."

Dividends from net investment income are declared and paid monthly. Capital gains distributions, if any, are declared and paid at least once per year.


[GRAPHIC]

TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

[GRAPHIC]

PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's STATEMENT OF ADDITIONAL INFORMATION.

[GRAPHIC]

ADDITIONAL INFORMATION


The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries or service providers, including insurance companies and their affiliates, in connection with the sale or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class X shares for the past five years. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).


This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the STATEMENT OF ADDITIONAL INFORMATION from the Portfolio's annual report, which is available upon request.


Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the accompanying prospectus for either the variable annuity or the variable life contract issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.


YEAR ENDED DECEMBER 31,                          2005      2004      2003      2002      2001
SELECTED PER SHARE DATA:
Net asset value beginning of period            $   1.20  $   1.18  $   1.03  $   1.33  $   2.43
                                               --------  --------  --------  --------  --------
Income (loss) from investment operations:
  Net investment income*                           0.08      0.09      0.16      0.26      0.33
  Net realized and unrealized gain (loss)         (0.06)     0.02      0.10     (0.34)    (1.09)
                                               --------  --------  --------  --------  --------
Total income (loss) from investment operations     0.02      0.11      0.26     (0.08)    (0.76)
                                               --------  --------  --------  --------  --------
Less dividends from net investment income         (0.08)    (0.09)    (0.11)    (0.22)    (0.34)
                                               --------  --------  --------  --------  --------
Net asset value end of period                  $   1.14  $   1.20  $   1.18  $   1.03  $   1.33
---------------------------------------------------------------------------------------------------
TOTAL RETURN+                                      2.18%     9.84%    27.73%    (7.14)%  (33.75)%
---------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:**
Expenses                                           0.87%     0.66%     0.70%     0.73%     0.59%
Net investment income                              6.81%     7.60%    14.09%    21.71%    17.33%
SUPPLEMENTAL DATA:
Net assets end of period (000's)               $ 35,226  $ 48,990  $ 56,162  $ 45,503  $ 64,470
Portfolio turnover rate                              48%       55%       59%       48%       81%

* The per share amounts were computed using an average number of shares outstanding during the period.

** Reflects overall Portfolio ratios for investment income and non-class specific expenses

+ Calculated based on the net asset value as of the last business day of the period.

MORGAN STANLEY VARIABLE INVESTMENT SERIES


- ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request information about the Portfolio, or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at: www.morganstanley.com/funds.


- YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor.


- INFORMATION ABOUT THE FUND (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's (the "SEC") Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.



(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3692)

PROSPECTUS - MAY 1, 2006


MORGAN STANLEY

VARIABLE INVESTMENT SERIES

THE UTILITIES PORTFOLIO

CLASS X



MORGAN STANLEY VARIABLE INVESTMENT SERIES IS A MUTUAL FUND COMPRISED OF 15 SEPARATE PORTFOLIOS, EACH WITH ITS OWN DISTINCTIVE INVESTMENT OBJECTIVE(S) AND POLICIES. IN THIS PROSPECTUS, SHARES OF THE UTILITIES PORTFOLIO (THE "PORTFOLIO") ARE BEING OFFERED.


SHARES OF THE PORTFOLIO ARE SOLD EXCLUSIVELY TO CERTAIN LIFE INSURANCE COMPANIES IN CONNECTION WITH PARTICULAR VARIABLE LIFE INSURANCE AND/OR VARIABLE ANNUITY CONTRACTS THEY ISSUE. THE INSURANCE COMPANIES INVEST IN SHARES OF THE PORTFOLIO IN ACCORDANCE WITH INSTRUCTIONS RECEIVED FROM OWNERS OF VARIABLE LIFE INSURANCE OR VARIABLE ANNUITY CONTRACTS.

THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE VARIABLE LIFE INSURANCE AND/OR VARIABLE ANNUITY CONTRACT ISSUED BY YOUR INSURANCE COMPANY.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                         CONTENTS

ELIGIBLE INVESTORS                                                             1

THE PORTFOLIO            INVESTMENT OBJECTIVE                                  2

                         PRINCIPAL INVESTMENT STRATEGIES                       2

                         PRINCIPAL RISKS                                       3

                         PAST PERFORMANCE                                      5

                         FEES AND EXPENSES OF THE PORTFOLIO                    6

                         ADDITIONAL INVESTMENT STRATEGY INFORMATION            7

                         ADDITIONAL RISK INFORMATION                           8

                         PORTFOLIO MANAGEMENT                                  9

SHAREHOLDER INFORMATION  PURCHASES AND SALES OF PORTFOLIO SHARES              10

                         FREQUENT PURCHASES AND REDEMPTIONS                   10

                         PRICING FUND SHARES                                  11

                         DISTRIBUTIONS                                        12

                         TAX CONSEQUENCES                                     12

                         PORTFOLIO HOLDINGS INFORMATION                       12

                         ADDITIONAL INFORMATION                               12

FINANCIAL HIGHLIGHTS                                                          13

                         This PROSPECTUS contains important information about the Utilities Portfolio and the Morgan Stanley Variable Investment Series. Please read it carefully and keep it for future reference.

ELIGIBLE INVESTORS


Morgan Stanley Variable Investment Series (the "Fund") is comprised of 15 separate portfolios, each with its own distinct investment objective(s) and policies. In this PROSPECTUS, shares of the Utilities Portfolio are being offered. The Fund's other portfolios are offered through separate prospectuses. The Fund is offered exclusively to life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they offer.


Shares of the Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of variable life insurance and/or variable annuity contracts.

Class X shares of the Portfolio are generally available to holders of (i) certain contracts offered by Metropolitan Life Insurance Company (formerly Paragon Life Insurance Company) and (ii) other contracts offered before May 1, 2000. For more information on eligibility to invest in Class X shares, contact the insurance company offering the accompanying prospectus. All Portfolio shares issued prior to May 1, 2000 have been designated Class X shares.

The Fund also offers Class Y shares of the Portfolio through a separate prospectus. Class Y shares are subject to different expenses.

THE UTILITIES PORTFOLIO

[GRAPHIC]

INVESTMENT OBJECTIVE

The Portfolio seeks both capital appreciation and current income.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES


The Portfolio will normally invest at least 80% of its assets in common stock and other equity securities and fixed-income securities of companies that are engaged in the utilities industry. A company will be considered to be in the utilities industry if it derives at least 50% of its revenues or earnings from the utilities industry or devotes at least 50% of its assets to activities in that industry. These may include companies involved in, among other areas: telecommunications, computers and other new or emerging technologies, gas and electric energy, water distribution, the Internet and Internet related services. The companies may include traditionally regulated public utilities or fully or partially deregulated utility companies as well as unregulated utility companies. The Portfolio may invest up to 25% of its net assets in foreign securities. This percentage limitation does not apply to securities of foreign companies that are listed in the United States on a national securities exchange.


The Portfolio's "Investment Adviser," Morgan Stanley Investment Advisors Inc., will shift the Portfolio's assets between different types of utilities and between equity and fixed-income securities, based on prevailing market, economic and financial conditions. The Portfolio does not have any set policies to concentrate its assets in any particular segment of the utilities industry or any particular type of security. However, the Portfolio's policy to concentrate its assets in the utilities industry is fundamental, and may not be changed without shareholder approval. In selecting common stock and other equity securities to buy, hold or sell for the Portfolio, the Investment Adviser considers earnings and dividend growth, book value, dividend discount and price/earnings relationships. In addition, the Investment Adviser makes continuing assessments of management, the prevailing regulatory framework and industry trends. Computer-based equity selection models also may be used. If the Investment Adviser believes favorable conditions for capital growth of equity securities are not prevalent at a particular time, it may allocate the Portfolio's assets predominantly or exclusively to debt securities with the aim of obtaining current income and thus contributing to long-term growth of capital.


Fixed-income securities include debt securities such as bonds, notes and commercial paper. The issuer of a debt security borrows money from the investor who buys the security. Most debt securities pay either fixed or adjustable rates of interest at regular intervals until they mature, at which point investors get their principal back. The Portfolio's fixed-income investments may include zero coupon securities, which are purchased at a discount and generally accrue interest, but make no payment until maturity.


The Portfolio may invest in asset-backed securities. Asset-backed securities represent an interest in a pool of assets, such as a pool of power generation assets or other utility assets or utility-related assets, that have been securitized in pass-through structures similar to mortgage-backed securities. These types of pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.

[SIDENOTE]

GROWTH & INCOME

An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.

Up to 20% of the Portfolio's assets may be invested in securities of companies not engaged in the utilities industry and in U.S. government securities issued, or guaranteed as to principal and interest, by the U.S. government or its agencies.

OTHER INVESTMENTS. The Portfolio may also invest in convertible securities and may utilize forward foreign currency exchange contracts. For more information, see the "Additional Investment Strategy Information" section.

[GRAPHIC]

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

UTILITIES INDUSTRY. The Portfolio's investments in the utilities industry are impacted by risks particular to that industry. Changing regulation constitutes one of the key industry-specific risks for the Portfolio. State and other regulators often monitor and control utility revenues and costs, and therefore may limit utility profits and dividends paid to investors. Regulatory authorities also may restrict a company's access to new markets, thereby diminishing the company's long-term prospects. The deregulation of certain utilities companies may eliminate restrictions on profits and dividends, but may also subject these companies to greater risks of loss. Individual sectors of the utility market are subject to additional risks. These risks apply to all utility companies -- regulated, fully or partially deregulated, and unregulated. For example, telecommunications companies have been affected by technological developments leading to increased competition, as well as changing regulation of local and long-distance telephone service and other telecommunications businesses. Certain telecommunications companies have not benefitted from the new competitive climate.

Certain utilities companies may incur unexpected increases in fuel and other operating costs. They are adversely affected when long-term interest rates rise. Long-term borrowings are used to finance most utility investments, and rising interest rates lead to higher financing costs and reduced earnings. There are also considerable costs associated with environmental compliance, nuclear waste clean-up and safety regulation. Increasingly, regulators are calling upon electric utilities to bear these added costs, and there is a risk that these costs will not be fully recovered through an increase in revenues.

Among gas companies, there has been a move to diversify into oil and gas exploration and development, making investment returns more sensitive to energy prices. In the case of the water utility sector, the industry is highly fragmented, and most water supply companies find themselves in mature markets, although upgrading of fresh water and waste water systems is an expanding business.

COMMON STOCKS AND OTHER EQUITY SECURITIES. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock and other equity security values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. This can especially be the case for fully or partially deregulated and unregulated utility companies.

FOREIGN SECURITIES. The Portfolio's investment in foreign securities involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio may convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them to any voting rights with respect to the deposited securities.

FIXED-INCOME SECURITIES. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.) Some of the Portfolio's investment grade securities may have speculative credit risk characteristics.

ASSET-BACKED SECURITIES. Asset-backed securities involve the risk that various federal and state consumer laws and other legal, regulatory and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities. Asset-backed securities also have risk characteristics similar to those of mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. As in the case of mortgage-backed securities, prepayments may increase during a period of declining interest rates although other factors, such as changes in power usage or alternative power generation, may also influence prepayment rates.


OTHER RISKS. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. The Portfolio is also subject to other risks from its permissible investments, including the risks associated with its investments in convertible securities and forward foreign currency exchange contracts. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

[GRAPHIC]

PAST PERFORMANCE


The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or variable annuity contracts, which would lower the performance for all periods shown.


[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

1996     8.68%
1997    27.15%
1998    23.76%
1999    12.71%
2000     3.03%
2001   -25.75%
2002   -22.87%
2003    17.34%
2004    20.66%
2005    14.62%


THE YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2006 WAS 0.86%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 14.17% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -15.73% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2005)



                                PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
--------------------------------------------------------------------------
The Utilities Portfolio               14.62%         -1.45%           6.32%
S&P 500(R) Index(1)                    4.91%          0.55%           9.07%



(1) THE STANDARD & POOR'S 500(R) INDEX (S&P 500(R)) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


[SIDENOTE]

ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 10 calendar years.

AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class X shares with those of an index that represents a broad measure of market performance over time.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


Advisory fee                                             0.57%
Distribution and service (12b-1) fees                    None
Other expenses                                           0.13%
Total annual Portfolio operating expenses                0.70%



EXAMPLE


This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.


                               EXPENSES OVER TIME
                     --------------------------------------
                     1 YEAR   3 YEARS    5 YEARS   10 YEARS
                     --------------------------------------
                     $   72   $   224    $   390   $    871


[SIDENOTE]

ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2005. The Securities and Exchange Commission requires that the Portfolio disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[GRAPHIC]

ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to the Portfolio's investment strategies.

CONVERTIBLE SECURITIES. The Portfolio may invest up to 10% of its assets in convertible securities, a portion of which may be below investment grade. Convertible securities are securities that generally pay interest and may be converted into common stock. These securities may carry risks associated with both common stock and fixed-income securities.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Portfolio's investments also may include forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. In addition, the Portfolio may use these instruments to modify its exposure to various currency markets.


DEFENSIVE INVESTING. The Portfolio may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture that may be inconsistent with its principal investment strategies when the Investment Adviser believes it advisable to do so. Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When the Portfolio takes a defensive position, it may not achieve its investment objective.

INVESTMENT POLICIES. The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any portfolio security. However, the Portfolio may be required to sell its illiquid securities holdings, if any, or reduce its borrowings, in response to fluctuations in the value of such holdings. Except for the Portfolio's policy to concentrate its assets in the utilities industry, the Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

[GRAPHIC]

ADDITIONAL RISK INFORMATION

This section provides additional information relating to the risks of investing in the Portfolio.


CONVERTIBLE SECURITIES. The Portfolio's investments in convertible securities (which are securities that generally pay interest and may be converted into common stock) may subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.


The Portfolio may invest up to 5% of its net assets in convertible securities rated below investment grade. Securities rated below investment grade are commonly known as "junk bonds" and have speculative credit risk characteristics.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Use of forward foreign currency exchange contracts involves risks. If the Investment Adviser employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated or if foreign currency rates change in a manner different than anticipated by the Investment Adviser, currency contracts could result in a loss or a smaller gain than if the strategy had not been employed. The contracts also may increase the Portfolio's volatility and, thus, could involve a significant risk.

[GRAPHIC]

PORTFOLIO MANAGEMENT

The Fund has retained the Investment Adviser -- Morgan Stanley Investment Advisors Inc. -- to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 1221 Avenue of the Americas, New York, NY 10020.


The Portfolio's assets are managed within the Sector Funds and Taxable Fixed Income teams. The teams consist of portfolio managers and analysts.

Current members of the Sector Funds team who are primarily responsible for the day-to-day management of the Portfolio are Edward F. Gaylor, an Executive Director of the Investment Adviser, and Mary Jayne Maly, a Managing Director of the Investment Adviser. Mr. Gaylor has been associated with the Investment Adviser in an investment management capacity since March 1988 and began managing the Portfolio at its inception. Ms. Maly has been associated with the Investment Adviser in an investment management capacity since November 1992 and began managing the Portfolio in January 2006.

Mr. Horowitz, a Managing Director of the Investment Adviser, is a current member of the Taxable Fixed Income team. Mr. Horowitz has been associated with the Investment Adviser in an investment management capacity since May 1995 and began managing the Portfolio in April 2005.

Mr. Gaylor is responsible for the day-to-day management of the equity portion of the Portfolio. Mr. Horowitz is responsible for the day-to-day management of the fixed income portion of the Portfolio. Messrs. Gaylor and Horowitz share responsibility for the execution of the overall strategy of the Portfolio.

The Fund's STATEMENT OF ADDITIONAL INFORMATION provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.


The composition of the teams may change without notice from time to time.


The Portfolio pays the Investment Adviser a monthly advisory fee as full compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 2005, the Portfolio accrued total compensation to the Investment Adviser amounting to 0.57% of the Portfolio's average daily net assets.

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement is available in the Fund's semiannual report to shareholders for the period ended June 30, 2005.


[SIDENOTE]

MORGAN STANLEY INVESTMENT ADVISORS INC.


The Investment Adviser is widely recognized as a leader in the mutual fund industry and had approximately $90 billion in assets under management or administration as of March 31, 2006.

SHAREHOLDER INFORMATION

[GRAPHIC]

PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to and from separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

[GRAPHIC]

FREQUENT PURCHASES AND REDEMPTIONS


Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners is referred to as "market-timing" or "short-term trading" and may present risks for other contract owners with long-term interests in the Portfolio, which may include, among other things, dilution in the value of the Portfolio's shares indirectly held by contract owners with long term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs, and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market-timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price-arbitrage"). Investments in certain fixed income securities (such as high yield bonds) may be adversely affected by price arbitrage trading strategies.

The Portfolio's policies with respect to valuing portfolio securities are described below in "Pricing Fund Shares."


The Fund's Board of Trustees has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies generally do not provide specific contract owner transaction instructions to the Portfolio. The ability of the Portfolio to monitor such underlying activity, therefore, is limited. Consequently, the Portfolio must rely on the insurance company to monitor frequent short-term trading by contract owners. If the Portfolio identifies suspected market-timing activity, the insurance company will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners may be able to engage in frequent trading to the detriment of contract owners with long-term interests in the Portfolio. If the insurance company refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company.


[GRAPHIC]

PRICING FUND SHARES

The price of shares of the Portfolio, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share of the Portfolio is calculated once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.


The value of the Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's securities may change on days when shareholders will not be able to purchase or sell their shares.

An exception to the general policy of using market prices concerns the Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

[GRAPHIC]

DISTRIBUTIONS


The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns income from stocks and interest from fixed-income investments. These amounts are passed along to the Portfolio shareholders as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gains distributions."

Dividends from net investment income are declared and paid quarterly. Capital gains distributions, if any, are declared and paid at least once per year.


[GRAPHIC]

TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

[GRAPHIC]

PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's STATEMENT OF ADDITIONAL INFORMATION.

[GRAPHIC]

ADDITIONAL INFORMATION


The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries or service providers, including insurance companies and their affiliates, in connection with the sale or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Portfolio's STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class X shares for the past five years. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).


This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the STATEMENT OF ADDITIONAL INFORMATION from the Portfolio's annual report, which is available upon request.


Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the accompanying prospectus for either the variable annuity or the variable life contract issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.


YEAR ENDED DECEMBER 31,                             2005         2004         2003         2002         2001
SELECTED PER SHARE DATA:
Net asset value, beginning of period             $    14.73   $    12.53   $    11.00   $    14.73   $    21.69
                                                 ----------   ----------   ----------   ----------   ----------
Income (loss) from investment operations:
  Net investment income*                               0.37         0.34         0.34         0.37         0.39
  Net realized and unrealized gain (loss)              1.77         2.21         1.54        (3.72)       (5.74)
                                                 ----------   ----------   ----------   ----------   ----------
Total income (loss) from investment operations         2.14         2.55         1.88        (3.35)       (5.35)
                                                 ----------   ----------   ----------   ----------   ----------
Less dividends and distributions from:
  Net investment income                               (0.37)       (0.35)       (0.35)       (0.38)       (0.41)
  Net realized gain                                      --           --           --           --        (1.20)
                                                 ----------   ----------   ----------   ----------   ----------
Total dividends and distributions                     (0.37)       (0.35)       (0.35)       (0.38)       (1.61)
                                                 ----------   ----------   ----------   ----------   ----------
Net asset value end of period                    $    16.50   $    14.73   $    12.53   $    11.00   $    14.73
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                         14.62%       20.66%       17.34%      (22.87)%     (25.75)%
---------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:**
Expenses                                               0.70%        0.69%        0.70%        0.68%        0.67%
Net investment income                                  2.31%        2.59%        2.94%        2.99%        2.19%
SUPPLEMENTAL DATA:
Net assets end of period  (000's)                $  154,413   $  168,148   $  175,191   $  189,936   $  327,749
Portfolio turnover rate                                  29%          13%          35%          51%          32%

* The per share amounts were computed using an average number of shares outstanding during the period.

** Reflects overall Portfolio ratios for investment income and non-class specific expenses

+ Calculated based on the net asset value as of the last business day of the period.

MORGAN STANLEY VARIABLE INVESTMENT SERIES


- ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request information about the Portfolio, or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at: www.morganstanley.com/funds.


- YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor.


- INFORMATION ABOUT THE FUND (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's ("SEC") Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at
     (202) 551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.



(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3692)

PROSPECTUS - MAY 1, 2006


MORGAN STANLEY

VARIABLE INVESTMENT SERIES

THE DIVIDEND GROWTH PORTFOLIO

CLASS X



MORGAN STANLEY VARIABLE INVESTMENT SERIES IS A MUTUAL FUND COMPRISED OF 15 SEPARATE PORTFOLIOS, EACH WITH ITS OWN DISTINCTIVE INVESTMENT OBJECTIVE(S) AND POLICIES. IN THIS PROSPECTUS, SHARES OF THE DIVIDEND GROWTH PORTFOLIO (THE "PORTFOLIO") ARE BEING OFFERED.


SHARES OF THE PORTFOLIO ARE SOLD EXCLUSIVELY TO CERTAIN LIFE INSURANCE COMPANIES IN CONNECTION WITH PARTICULAR VARIABLE LIFE INSURANCE AND/OR VARIABLE ANNUITY CONTRACTS THEY ISSUE. THE INSURANCE COMPANIES INVEST IN SHARES OF THE PORTFOLIO IN ACCORDANCE WITH INSTRUCTIONS RECEIVED FROM OWNERS OF VARIABLE LIFE INSURANCE OR VARIABLE ANNUITY CONTRACTS.

THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE VARIABLE LIFE INSURANCE AND/OR VARIABLE ANNUITY CONTRACT ISSUED BY YOUR INSURANCE COMPANY.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                           CONTENTS


ELIGIBLE INVESTORS                                                             1

THE PORTFOLIO              INVESTMENT OBJECTIVES                               2

                           PRINCIPAL INVESTMENT STRATEGIES                     2

                           PRINCIPAL RISKS                                     2

                           PAST PERFORMANCE                                    4

                           FEES AND EXPENSES OF THE PORTFOLIO                  5

                           ADDITIONAL INVESTMENT STRATEGY INFORMATION          6

                           ADDITIONAL RISK INFORMATION                         7

                           PORTFOLIO MANAGEMENT                                8

SHAREHOLDER INFORMATION    PURCHASES AND SALES OF PORTFOLIO SHARES             9

                           FREQUENT PURCHASES AND REDEMPTIONS                  9

                           PRICING FUND SHARES                                10

                           DISTRIBUTIONS                                      11

                           TAX CONSEQUENCES                                   11

                           PORTFOLIO HOLDINGS INFORMATION                     11

                           ADDITIONAL INFORMATION                             11

FINANCIAL HIGHLIGHTS                                                          12


                           This PROSPECTUS contains important information about the Dividend Growth Portfolio and the Morgan Stanley Variable Investment Series. Please read it carefully and keep it for future reference.

ELIGIBLE INVESTORS


Morgan Stanley Variable Investment Series (the "Fund") is comprised of 15 separate portfolios, each with its own distinct investment objective(s) and policies. In this PROSPECTUS, shares of the Dividend Growth Portfolio are being offered. The Fund's other portfolios are offered through separate prospectuses. The Fund is offered exclusively to life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they offer.


Shares of the Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of variable life insurance and/or variable annuity contracts.

Class X shares of the Portfolio are generally available to holders of (i) certain contracts offered by Metropolitan Life Insurance Company (formerly Paragon Life Insurance Company) and (ii) other contracts offered before May 1, 2000. For more information on eligibility to invest in Class X shares, contact the insurance company offering the accompanying prospectus. All Portfolio shares issued prior to May 1, 2000 have been designated Class X shares.

The Fund also offers Class Y shares of the Portfolio through a separate prospectus. Class Y shares are subject to different expenses.

THE DIVIDEND GROWTH PORTFOLIO

[GRAPHIC]

INVESTMENT OBJECTIVES

The Portfolio seeks to provide reasonable current income and long-term growth of income and capital.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio will normally invest at least 80% of its assets in common stocks of companies with a record of paying dividends and the potential for increasing dividends. The Portfolio's "Investment Adviser," Morgan Stanley Investment Advisors Inc., initially employs a quantitative screening process in an attempt to identify a number of common stocks which are reasonably valued and which have a record of paying dividends. The Investment Adviser also considers other factors, such as an issuer's return on invested capital and levels of free cash flow. The Investment Adviser then applies qualitative analysis to determine which stocks it believes have attractive future growth prospects and the potential to increase dividends and, finally, to determine whether any of the stocks should be added to or sold from the Portfolio's portfolio.

The Portfolio's stock investments may include foreign securities held directly (or in the form of depositary receipts that are listed in the United States on a national securities exchange).


OTHER INVESTMENTS. The Portfolio may also invest in convertible and fixed-income securities and may utilize forward foreign currency exchange contracts. For more information, see the "Additional Investment Strategy Information" section.


[GRAPHIC]

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objectives. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMON STOCKS. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.


FOREIGN SECURITIES. The Portfolio's investment in foreign securities involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio may convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable


[SIDENOTE]

GROWTH & INCOME

An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.

to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them to any voting rights with respect to the deposited securities.


OTHER RISKS. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. The Portfolio is also subject to other risks from its permissible investments, including the risks associated with its investments in fixed-income and convertible securities and forward foreign currency exchange contracts. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

[GRAPHIC]

PAST PERFORMANCE


The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or variable annuity contracts, which would lower the performance for all periods shown.


[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

1996                23.96%
1997                25.61%
1998                14.28%
1999                -2.39%
2000                 5.30%
2001                -5.20%
2002               -18.01%
2003                27.89%
2004                 8.46%
2005                 5.61%


THE YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2006 WAS 2.07%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 17.28% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -21.08% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2005)



                                      PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
--------------------------------------------------------------------------------
The Dividend Growth Portfolio             5.61%         2.63%          7.61%
S&P 500(R) Index(1)                       4.91%         0.55%          9.07%



(1) THE STANDARD & POOR'S 500(R) INDEX (S&P 500(R)) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


[SIDENOTE]

ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 10 calendar years.

AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class X shares with those of an index that represents a broad measure of market performance over time.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


Advisory fee                                                               0.46%
Distribution and service (12b-1) fees                                      None
Other expenses                                                             0.11%
Total annual Portfolio operating expenses                                  0.57%



EXAMPLE


This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.


                               EXPENSES OVER TIME
                       ----------------------------------
                       1 YEAR  3 YEARS  5 YEARS  10 YEARS
                       ----------------------------------
                       $   58  $   183  $   318  $    714


[SIDENOTE]

ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2005. The Securities and Exchange Commission requires that the Portfolio disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[GRAPHIC]

ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to the Portfolio's investment strategies.

CONVERTIBLE AND FIXED INCOME SECURITIES. The Portfolio may invest up to 20% of its assets in convertible securities (a portion of which may be below investment grade), U.S. government securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and investment grade fixed-income securities (including zero coupon securities which are purchased at a discount, but make no payments until maturity).

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Portfolio's investments also may include forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. In addition, the Portfolio may use these instruments to modify its exposure to various currency markets.


DEFENSIVE INVESTING. The Portfolio may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture that may be inconsistent with its principal investment strategies when the Investment Adviser believes it advisable to do so. Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When the Portfolio takes a defensive position, it may not achieve its investment objectives.

INVESTMENT POLICIES. The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any portfolio security. However, the Portfolio may be required to sell its illiquid securities holdings, or reduce its borrowings, if any, in response to fluctuations in the value of such holdings. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.


PORTFOLIO TURNOVER. The Financial Highlights Table at the end of this PROSPECTUS shows the Portfolio's turnover rates during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Portfolio buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs.

[GRAPHIC]

ADDITIONAL RISK INFORMATION

This section provides additional information relating to the risks of investing in the Portfolio.

CONVERTIBLE SECURITIES. The Portfolio's investments in convertible securities (which are securities that generally pay interest and may be converted into common stock) may carry the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

The Portfolio may invest up to 5% of its net assets in convertible securities rated below investment grade. Securities rated below investment grade are commonly known as "junk bonds" and have speculative credit risk characteristics.

FIXED-INCOME SECURITIES. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.) While the credit risk for U.S. government securities in which the Portfolio may invest is minimal, the Portfolio's investment grade corporate debt holdings may have speculative characteristics.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Use of forward foreign currency exchange contracts involves risks. If the Investment Adviser employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's volatility and, thus, could involve a significant risk.

[GRAPHIC]

PORTFOLIO MANAGEMENT

The Fund has retained the Investment Adviser -- Morgan Stanley Investment Advisors Inc. -- to provide investment advisory services. The Investment Adviser is A wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 1221 Avenue of the Americas, New York, NY 10020.


The Portfolio's assets are managed within the Dividend Growth team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Sean J. Aurigemma, a Managing Director of the Investment Adviser, John S. Roscoe, an Executive Director of the Investment Adviser, and John T. Roche, a Vice President of the Investment Adviser.

Mr. Aurigemma has been associated with the Investment Adviser in an investment management capacity since September 1999 and joined the team managing the Portfolio in September 2003. Mr. Roscoe has been associated with the Investment Adviser in an investment management capacity since December 1997 and joined the team managing the Portfolio in April 2004. Mr. Roche has been associated with the Investment Adviser in an investment management capacity since January 2006 and joined the team managing the Portfolio in January 2006. From June 2001 to January 2006, Mr. Roche was associated with the Investment Adviser in a research capacity.

The members of the portfolio management team conduct research within the specific sectors they cover, and make recommendations about which individual securities to buy and sell for the Portfolio. Mr. Aurigemma is the lead portfolio manager and Mr. Roscoe and Mr. Roche are the co-managers. Messrs. Aurigemma, Roscoe and Roche are collectively responsible for all buy and sell decisions.

The Fund's STATEMENT OF ADDITIONAL INFORMATION provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.


The composition of the team may change without notice from time to time.


The Portfolio pays the Investment Adviser a monthly management fee as full compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 2005, the Portfolio accrued total compensation to the Investment Adviser amounting to 0.46% of the Portfolio's average daily net assets.

A discussion regarding the basis for the Board of Trustees approval of the investment advisory agreement is available in the Fund's semiannual report to shareholders for the period ended June 30, 2005.


[SIDENOTE]

MORGAN STANLEY INVESTMENT ADVISORS INC.


The Investment Adviser is widely recognized as a leader in the mutual fund industry and had approximately $90 billion in assets under management or administration as of March 31, 2006.

SHAREHOLDER INFORMATION

[GRAPHIC]

PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to and from separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

[GRAPHIC]

FREQUENT PURCHASES AND REDEMPTIONS


Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners is referred to as "market-timing" or "short-term trading" and may present risks for other contract owners with long-term interests in the Portfolio, which may include, among other things, dilution in the value of the Portfolio's shares indirectly held by contract owners with long term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs, and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market-timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price-arbitrage"). Investments in certain fixed income securities (such as high yield bonds) may be adversely affected by price arbitrage trading strategies.

The Portfolio's policies with respect to valuing portfolio securities are described below in "Pricing Fund Shares."


The Fund's Board of Trustees has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies generally do not provide specific contract owner transaction instructions to the Portfolio. The ability of the Portfolio to monitor such underlying activity, therefore, is limited. Consequently, the Portfolio must rely on the insurance company to monitor frequent short-term trading by contract owners. If the Portfolio identifies suspected market-timing activity, the insurance company will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners may be able to engage in frequent trading to the detriment of contract owners with long-term interests in the Portfolio. If the insurance company refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company.


[GRAPHIC]

PRICING FUND SHARES

The price of shares of the Portfolio, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share of the Portfolio is calculated once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.


The value of the Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's securities may change on days when shareholders will not be able to purchase or sell their shares.


An exception to the general policy of using market prices concerns the Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

[GRAPHIC]

DISTRIBUTIONS


The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns income from stocks and interest from fixed-income investments. These amounts are passed along to the Portfolio shareholders as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gains distributions."

Dividends from net investment income are declared and paid quarterly. Capital gains distributions, if any, are declared and paid at least once per year.


[GRAPHIC]

TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

[GRAPHIC]

PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's STATEMENT OF ADDITIONAL INFORMATION.

[GRAPHIC]

ADDITIONAL INFORMATION


The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries or service providers, including insurance companies and their affiliates, in connection with the sale or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class X shares for the past five years. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).


This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the STATEMENT OF ADDITIONAL INFORMATION from the Portfolio's annual report, which is available upon request.


Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the accompanying prospectus for either the variable annuity or the variable life contract issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.


YEAR ENDED DECEMBER 31,                             2005       2004       2003       2002          2001
SELECTED PER SHARE DATA:
Net asset value, beginning of period              $   14.48  $   13.57  $   10.82  $   13.48   $     14.50
                                                  ---------  ---------  ---------  ---------   -----------
Income (loss) from investment operations:
  Net investment income*                               0.19       0.22       0.22       0.25          0.26
  Net realized and unrealized gain (loss)              0.61       0.92       2.76      (2.66)        (1.02)
                                                  ---------  ---------  ---------  ---------   -----------
Total income (loss) from investment operations         0.80       1.14       2.98      (2.41)        (0.76)
                                                  ---------  ---------  ---------  ---------   -----------
Less dividends from net investment income             (0.19)     (0.23)     (0.23)     (0.25)        (0.26)
                                                  ---------  ---------  ---------  ---------   -----------
Net asset value end of period                     $   15.09  $   14.48  $   13.57  $   10.82   $     13.48
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                          5.61%      8.46%     27.89%    (18.01)%       (5.20)%
--------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:**
Expenses                                               0.57%      0.58%      0.59%      0.57%         0.55%
Net investment income                                  1.30%      1.60%      1.92%      1.98%         1.86%
SUPPLEMENTAL DATA:
Net assets end of period (000's)                  $ 582,259  $ 737,801  $ 865,039  $ 819,935   $ 1,258,863
Portfolio turnover rate                                  38%        43%        42%        21%           19%

* The per share amounts were computed using an average number of shares outstanding during the period.

** Reflects overall Portfolio ratios for investment income and non-class specific expenses

+ Calculated based on the net asset value as of the last business day of the period.

MORGAN STANLEY VARIABLE INVESTMENT SERIES


- ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request information about the Portfolio, or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at: www.morganstanley.com/funds.


- YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor.


- INFORMATION ABOUT THE FUND (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's (the "SEC") Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.



(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3692)

PROSPECTUS -  MAY 1, 2006


MORGAN STANLEY

VARIABLE INVESTMENT SERIES

THE INCOME BUILDER PORTFOLIO

CLASS X



MORGAN STANLEY VARIABLE INVESTMENT SERIES IS A MUTUAL FUND COMPRISED OF 15 SEPARATE PORTFOLIOS, EACH WITH ITS OWN DISTINCTIVE INVESTMENT OBJECTIVE(S) AND POLICIES. IN THIS PROSPECTUS, SHARES OF THE INCOME BUILDER PORTFOLIO (THE "PORTFOLIO") ARE BEING OFFERED.


SHARES OF THE PORTFOLIO ARE SOLD EXCLUSIVELY TO CERTAIN LIFE INSURANCE COMPANIES IN CONNECTION WITH PARTICULAR VARIABLE LIFE INSURANCE AND/OR VARIABLE ANNUITY CONTRACTS THEY ISSUE. THE INSURANCE COMPANIES INVEST IN SHARES OF THE PORTFOLIO IN ACCORDANCE WITH INSTRUCTIONS RECEIVED FROM OWNERS OF THE VARIABLE LIFE INSURANCE OR VARIABLE ANNUITY CONTRACTS.

THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE VARIABLE LIFE INSURANCE AND/OR VARIABLE ANNUITY CONTRACT ISSUED BY YOUR INSURANCE COMPANY.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                         CONTENTS

ELIGIBLE INVESTORS                                                             1

THE PORTFOLIO            INVESTMENT OBJECTIVES                                 2

                         PRINCIPAL INVESTMENT STRATEGIES                       2

                         PRINCIPAL RISKS                                       3

                         PAST PERFORMANCE                                      6

                         FEES AND EXPENSES OF THE PORTFOLIO                    7

                         ADDITIONAL INVESTMENT STRATEGY INFORMATION            8

                         ADDITIONAL RISK INFORMATION                           9

                         PORTFOLIO MANAGEMENT                                 10

SHAREHOLDER INFORMATION  PURCHASES AND SALES OF PORTFOLIO SHARES              11

                         FREQUENT PURCHASES AND REDEMPTIONS                   11

                         PRICING FUND SHARES                                  12

                         DISTRIBUTIONS                                        13

                         TAX CONSEQUENCES                                     13

                         PORTFOLIO HOLDINGS INFORMATION                       13

                         ADDITIONAL INFORMATION                               13

FINANCIAL HIGHLIGHTS                                                          14

                         This PROSPECTUS contains important information about the Income Builder Portfolio and the Morgan Stanley Variable Investment Series. Please read it carefully and keep it for future reference.

ELIGIBLE INVESTORS


Morgan Stanley Variable Investment Series (the "Fund") is comprised of 15 separate portfolios, each with its own distinct investment objective(s) and policies. In this PROSPECTUS, shares of the Income Builder Portfolio are being offered. The Fund's other portfolios are offered through other prospectuses. The Fund is offered exclusively to life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they offer.


Shares of the Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of variable life insurance and/or variable annuity contracts.

Class X shares of the Portfolio are generally available to holders of (i) certain contracts offered by Metropolitan Life Insurance Company (formerly Paragon Life Insurance Company) and (ii) other contracts offered before May 1, 2000. For more information on eligibility to invest in Class X shares, contact the insurance company offering the accompanying prospectus. All Portfolio shares issued prior to May 1, 2000 have been designated Class X shares.

The Fund also offers Class Y shares of the Portfolio through a separate prospectus. Class Y shares are subject to different expenses.

THE INCOME BUILDER PORTFOLIO

[GRAPHIC]

INVESTMENT OBJECTIVES

The Portfolio seeks reasonable income as a primary investment objective. As a secondary objective, the Portfolio seeks growth of capital.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio will normally invest at least 80% of its assets in income-producing equity and fixed-income securities, with normally at least 65% of its assets invested in income-producing equity securities, including common stock, preferred stock, convertible securities and real estate investment trusts (commonly known as "REITs"). The Portfolio's "Investment Adviser," Morgan Stanley Investment Advisors Inc., utilizes a value-oriented style in the selection of securities. Investments are normally made primarily in (i) common stocks (including depositary receipts) of large capitalization companies with a record of paying dividends and which, in the opinion of the Investment Adviser, have the potential for maintaining dividends, (ii) preferred stock and (iii) securities convertible into common stocks of small-, mid- and large-cap companies -- including "synthetic" and "exchangeable" convertibles. The Portfolio's investments can also include "Rule 144A" securities, which are subject to resale restrictions, and foreign securities. The Portfolio may invest up to 20% of its net assets in common stocks that do not pay a dividend.

The Investment Adviser follows a "bottom-up" approach in the selection of convertible securities for the Portfolio. Beginning with a universe of about 500 companies, the Investment Adviser narrows the focus to small-, mid- and large-cap companies and reviews the issues to determine if the convertible security is trading with the underlying equity security. The yield of the underlying equity security is evaluated and company fundamentals are studied to evaluate cash flow, risk/reward balance, valuation and the prospects for growth.

The Portfolio may invest up to 25% of its net assets in "exchangeable" convertible securities. "Exchangeable" convertible securities offer holders the opportunity to obtain higher current income than would be available from a traditional equity security issued by the same company, in return for reduced participation or a cap on appreciation in the underlying common stock of the issuer, which the holder can realize. In addition, in many cases, "exchangeable" convertible securities are convertible into the underlying common stock of the issuer automatically at maturity, unlike traditional convertible securities which are convertible only at the option of the security holder.


The Portfolio may invest up to 10% of its net assets in "synthetic" convertible securities. Unlike traditional convertible securities whose conversion values are based on the common stock of the issuer of the convertible security, "synthetic" convertible securities are preferred stocks or debt obligations of an issuer which are combined with an equity component whose conversion value is based on the value of the common stock of a different issuer or a particular benchmark (which may include a foreign issuer or basket of foreign stocks, or a company whose stock is not yet publicly traded). In many cases, "synthetic" convertible securities are not convertible prior to maturity, at which time the value of the security is paid in cash by the issuer. The Portfolio's convertible securities may include lower-rated fixed-income securities, commonly known as "junk bonds."

The Portfolio may invest up to 35% of its net assets in U.S. government securities issued or guaranteed by the U.S. government, its agencies and instrumentalities and non-convertible


[SIDENOTE]

GROWTH & INCOME

An investment objective having the goal of selecting securities with the potential to pay out income and rise in price.

fixed-income securities (including zero coupon securities). Zero coupon securities are purchased at a discount and generally accrue interest, but make no payment until maturity. Up to 20% of the Portfolio's net assets may be invested in non-convertible fixed-income securities rated lower than investment grade by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. or Moody's Investors Service (but not below B) or, if unrated, of comparable quality as determined by the Investment Adviser (commonly known as "junk bonds"). The 20% limitation is not applicable to convertible securities.


Up to 25% of the Portfolio's net assets may be invested in foreign securities (including depositary receipts). This percentage limitation, however, does not apply to securities of foreign companies that are listed in the U.S. on a national securities exchange.


The Portfolio may invest up to 15% of its assets in REITs.


OTHER INVESTMENTS. The Portfolio may also utilize forward foreign currency exchange contracts and options and futures. For more information, see the "Additional Investment Strategy Information" section.

[GRAPHIC]

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objectives. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMON STOCKS AND OTHER EQUITY SECURITIES. A principal risk of investing in the Portfolio is associated with its investment in common and other equity securities. In general, stock and other equity securities values fluctuate in response to activities specific to the issuer as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

FIXED-INCOME SECURITIES. Principal risks of investing in the Portfolio are associated with its fixed-income investments (including zero coupon securities). All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Accordingly, a rise in the general level of interest rates may cause the price of the Portfolio's fixed-income securities to fall substantially. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest).


FOREIGN SECURITIES. The Portfolio's investment in foreign securities involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio may convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them to any voting rights with respect to the deposited securities.

CONVERTIBLE SECURITIES. The Portfolio's investments in convertible securities (which are securities that generally pay interest and may be converted into common stock) may carry risks associated with both common stock and fixed-income securities. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. In addition, because some of the convertible securities in which the Portfolio invests are convertible into the common stocks of small- and mid-cap companies, the Portfolio is subject to the specific risks associated with investing in small- and mid-cap companies. There are also special risks associated with the Portfolio's investments in "exchangeable" and "synthetic" convertible securities. These securities may be more volatile and less liquid than traditional convertible securities.


SMALL & MEDIUM CAPITALIZATION COMPANIES. The Portfolio's investments in smaller and medium-sized companies carry more risk than investments in larger companies. While some of the Portfolio's holdings in these companies may be listed on a national securities exchange, such securities are more likely to be traded in the over-the-counter market. The low market liquidity of these securities may have an adverse impact on the Portfolio's ability to sell certain securities at favorable prices and may also make it difficult for the Portfolio to obtain market quotations based on actual trades for purposes of valuing the Portfolio's securities. Investing in lesser-known, smaller and medium capitalization companies involves greater risk of volatility of the Portfolio's net asset value than is customarily associated with larger, more established companies. Often smaller and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

LOWER RATED FIXED-INCOME SECURITIES ("JUNK BONDS"). The Portfolio's investments in fixed-income securities rated lower than investment grade, or if unrated, of comparable quality as determined by the Investment Adviser pose significant risks. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Portfolio may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the market for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. Many junk bonds are issued as Rule 144A securities. Rule 144A securities could have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio may be unable to find qualified institutional buyers interested in purchasing the securities. The illiquidity of the market may also adversely affect the ability of the Fund's Board of Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Portfolio to sell certain securities. In addition, periods of economic uncertainty and change probably would result in an increased volatility of market prices of high yield securities and a corresponding volatility in the Portfolio's net asset value.


REAL ESTATE INVESTMENT TRUSTS ("REITs"). REITs pool investors' funds for investments primarily in commercial real estate properties. Like mutual funds, REITs have expenses, including advisory and administration fees, that are paid by their shareholders. As a result, you will absorb duplicate levels of fees when the Portfolio invests in REITs. The performance of any Fund REIT holdings ultimately depends on the types of real property in which the REITs invest and how well the property is managed. A general downturn in real estate values also can hurt REIT performance. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for the Portfolio, including significantly reducing return to the Portfolio on its investments in such company.

OTHER RISKS. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. The Portfolio is also subject to other risks from its permissible investments, including the risks associated with its investments in forward foreign currency exchange contracts and options and futures. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

[GRAPHIC]

PAST PERFORMANCE


The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or variable annuity contracts, which would lower the performance for all periods shown.


[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

1998     3.21%
1999     7.06%
2000     0.17%
2001     2.30%
2002    -7.64%
2003    20.84%
2004    10.96%
2005     6.96%


THE YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2006 WAS 2.38%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 11.94% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -12.96% (quarter ended September 30, 2002).



AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2005)



                                                                                   LIFE OF PORTFOLIO
                                                    PAST 1 YEAR    PAST 5 YEARS    (SINCE 01/21/97)
----------------------------------------------------------------------------------------------------
The Income Builder Portfolio                           6.96%           6.27%             7.03%
Russell 1000(R) Value Index(1)                         7.05%           5.28%             9.30%
Lehman Brothers U.S. Government/Credit Index(2)        2.37%           6.11%             6.60%



(1) THE RUSSELL 1000(R) VALUE INDEX MEASURES THE PERFORMANCE OF THOSE COMPANIES IN THE RUSSELL 1000(R) INDEX WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


(2) THE LEHMAN BROTHERS U.S. GOVERNMENT/CREDIT INDEX TRACKS THE PERFORMANCE OF GOVERNMENT AND CORPORATE OBLIGATIONS, INCLUDING U.S. GOVERNMENT AGENCY AND TREASURY SECURITIES AND CORPORATE AND YANKEE BONDS. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

[SIDE NOTE]

ANNUAL TOTAL RETURNS


This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past eight calendar years.


AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class X shares with those of indices that represent broad measures of market performance over time.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


Advisory fee                                                                0.67%
Distribution and service (12b-1) fees                                       None
Other expenses                                                              0.17%
Total annual Portfolio operating expenses                                   0.84%



Example


This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.


                                 EXPENSES OVER TIME
                         ----------------------------------
                         1 YEAR  3 YEARS  5 YEARS  10 YEARS
                         ----------------------------------
                         $   86  $   268  $   466  $  1,037


[SIDENOTE]

ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2005. The Securities and Exchange Commission requires that the Portfolio disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[GRAPHIC]

ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to the Portfolio's investment strategies.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Portfolio's investments also may include forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. In addition, the Portfolio may use these instruments to modify its exposure to various currency markets.

OPTIONS AND FUTURES. The Portfolio may also invest in futures with respect to stock indexes, financial instruments and interest rate indexes and may purchase and sell options on securities, securities indexes and stock index futures. The Portfolio may use futures and options to facilitate trading, to increase or decrease the Portfolio's market exposure or to seek to protect against a decline in securities or an increase in prices of securities that may be purchased.


DEFENSIVE INVESTING. The Portfolio may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture that may be inconsistent with its principal investment strategies when the Investment Adviser believes it advisable to do so. Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When the Portfolio takes a defensive position, it may not achieve its investment objectives.

INVESTMENT POLICIES. The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any portfolio security. However, the Portfolio may be required to sell its illiquid securities holdings, or reduce its borrowings, if any, in response to fluctuations in the value of such holdings. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

[GRAPHIC]

ADDITIONAL RISK INFORMATION

This section provides additional information relating to the risks of investing in the Portfolio.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Use of forward foreign currency exchange contracts involves risks. If the Investment Adviser employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's volatility and, thus, could involve a significant risk.

OPTIONS AND FUTURES. If the Portfolio invests in futures on stock indices, financial instruments and interest rate indices or options on securities, securities indices and stock index futures, its participation in these markets may subject it to certain risks. The Investment Adviser's predictions of movements in the direction of the stock, bond, stock index or interest rate markets may be inaccurate, and the adverse consequences to the Portfolio (e.g., a reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. Other risks inherent in the use of futures and options include, for example, the possible imperfect correlation between the price of option and futures contracts and the movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.

[GRAPHIC]

PORTFOLIO MANAGEMENT


The Fund has retained the Investment Adviser -- Morgan Stanley Investment Advisors Inc. -- to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 1221 Avenue of the Americas, New York, NY 10020.

The Portfolio's assets are managed within the Equity Income team. The team consists of portfolio managers and analysts. Current members of the team who are jointly and primarily responsible for the day-to-day management of the Portfolio include James A. Gilligan, a Managing Director of the Investment Adviser, Ellen Gold, James O. Roeder and Thomas B. Bastian, Executive Directors of the Investment Adviser, and Sergio Marcheli and Vincent E. Vizachero, Vice Presidents of the Investment Adviser.

Mr. Gilligan has been associated with the Investment Adviser in an investment management capacity since August 1985 and began managing the Portfolio in August 2002. Ms. Gold has been associated with the Investment Adviser in an investment management capacity since August 1986 and began managing the Portfolio in April 2002. Mr. Roeder has been associated with the Investment Adviser in an investment management capacity since May 1999 and began managing the Portfolio in August 2002. Mr. Bastian has been associated with the Investment Adviser in an investment management capacity since March 2003 and began managing the Portfolio in April 2003. Prior to March 2003, Mr. Bastian was a portfolio manager at Eagle Asset Management. Mr. Marcheli has been associated with the Investment Adviser in a research capacity from 1995 to 2002. Since 2002, Mr. Marcheli has been associated with the Investment Adviser in an investment management capacity and began managing the Portfolio in April 2003. Mr. Vizachero has been associated with the Investment Adviser in an investment management capacity since July 2001 and began managing the Portfolio in August 2002. Prior to July 2001, Mr. Vizachero was an analyst at Fidelity Investments.

Mr. Gilligan is the lead manager of the Portfolio. Each member is responsible for specific sectors, except Mr. Marcheli who aids in providing research in all sectors as needed and also manages the cash position in the Portfolio. Mr. Gilligan is responsible for the execution of the overall strategy of the Portfolio.

The Fund's STATEMENT OF ADDITIONAL INFORMATION provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.


The composition of the team may change without notice from time to time.


The Portfolio pays the Investment Adviser a monthly management fee as full compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 2005, the Portfolio accrued total compensation to the Investment Adviser amounting to 0.67% of the Portfolio's average daily net assets.

A discussion regarding the basis for the Board of Trustees approval of the investment advisory agreement is available in the Fund's semiannual report to shareholders for the period ended June 30, 2005.


[SIDENOTE]

MORGAN STANLEY INVESTMENT ADVISORS INC.


The Investment Adviser is widely recognized as a leader in the mutual fund industry and had approximately $90 billion in assets under management or administration as of March 31, 2006.

SHAREHOLDER INFORMATION

[GRAPHIC]

PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to and from separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

[GRAPHIC]

FREQUENT PURCHASES AND REDEMPTIONS


Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners is referred to as "market-timing" or "short-term trading" and may present risks for other contract owners with long-term interests in the Portfolio, which may include, among other things, dilution in the value of the Portfolio's shares indirectly held by contract owners with long term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs, and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market-timer may submit instructions for the purchase shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price-arbitrage"). Investments in certain fixed income securities (such as high yield bonds) may be adversely affected by price arbitrage trading strategies.


The Portfolio's policies with respect to valuing portfolio securities are described below in "Pricing Fund Shares."

The Fund's Board of Trustees has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies generally do not provide specific contract owner transaction instructions to the Portfolio. The ability of the Portfolio to monitor such underlying activity, therefore, is limited. Consequently, the Portfolio must rely on the insurance company to monitor frequent short-term trading by contract owners. If the Portfolio identifies suspected market-timing activity, the insurance company will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners may be able to engage in frequent trading to the detriment of contract owners with long-term interests in the Portfolio. If the insurance company refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company.


[GRAPHIC]

PRICING FUND SHARES

The price of shares of the Portfolio, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share of the Portfolio is calculated once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.


The value of the Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's securities may change on days when shareholders will not be able to purchase or sell their shares.


An exception to the general policy of using market prices concerns the Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

[GRAPHIC]

DISTRIBUTIONS


The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns income from stocks and interest from fixed-income investments. These amounts are passed along to Portfolio shareholders as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gains distributions."

Dividends from net investment income are declared and paid quarterly. Capital gains distributions, if any, are declared and paid at least once per year.


[GRAPHIC]

TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

[GRAPHIC]

PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's STATEMENT OF ADDITIONAL INFORMATION.

[GRAPHIC]

ADDITIONAL INFORMATION


The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries or service providers, including insurance companies and their affiliates, in connection with the sale or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class X shares for the past five years. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).


This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the STATEMENT OF ADDITIONAL INFORMATION from the annual report, which is available upon request.


Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the accompanying prospectus for either the variable annuity or the variable life contract issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.


YEAR ENDED DECEMBER 31,                            2005           2004           2003           2002            2001
SELECTED PER SHARE DATA:
Net asset value, beginning of period            $    11.74     $    10.98     $     9.38     $    10.61      $    10.86
                                                ----------     ----------     ----------     ----------      ----------
Income (loss) from investment operations:
  Net investment income*                              0.29           0.34           0.32           0.42            0.47
  Net realized and unrealized gain (loss)             0.52           0.84           1.60          (1.22)          (0.22)
                                                ----------     ----------     ----------     ----------      ----------
Total income from investment operations               0.81           1.18           1.92          (0.80)           0.25
                                                ----------     ----------     ----------     ----------      ----------
Less dividends and distributions from:
  Net investment income                              (0.33)         (0.42)         (0.32)         (0.42)          (0.48)
  Net realized gain                                     --             --             --          (0.01)++        (0.02)++
                                                ----------     ----------     ----------     ----------      ----------
Total dividends and distributions                    (0.33)         (0.42)         (0.32)         (0.43)          (0.50)
                                                ----------     ----------     ----------     ----------      ----------
Net asset value end of period                   $    12.22     $    11.74     $    10.98     $     9.38      $    10.61
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                         6.96%         10.96%         20.84%         (7.64)%          2.30%
-----------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:**
Expenses                                              0.84%          0.82%          0.84%          0.80%           0.81%
Net investment income                                 2.47%          3.07%          3.26%          4.20%           4.34%
SUPPLEMENTAL DATA:
Net assets end of period (000's)                $   39,562     $   49,126     $   51,890     $   49,505      $   63,060
Portfolio turnover rate                                 27%            38%            62%            75%             45%

* The per share amounts were computed using an average number of shares outstanding during the period.

** Reflects overall Portfolio ratios for investment income and non-class specific expenses

+ Calculated based on the net asset value as of the last business day of the period.

++   Distribution from paid-in-capital.

MORGAN STANLEY VARIABLE INVESTMENT SERIES


- ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request information about the Portfolio, or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at: www.morganstanley.com/funds.


- YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor.


- INFORMATION ABOUT THE FUND (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's (the "SEC") Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.



(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3692)

PROSPECTUS - MAY 1, 2006


MORGAN STANLEY

VARIABLE INVESTMENT SERIES

THE GLOBAL DIVIDEND GROWTH PORTFOLIO

CLASS X



MORGAN STANLEY VARIABLE INVESTMENT SERIES IS A MUTUAL FUND COMPRISED OF 15 SEPARATE PORTFOLIOS, EACH WITH ITS OWN DISTINCTIVE INVESTMENT OBJECTIVE(S) AND POLICIES. IN THIS PROSPECTUS, SHARES OF THE GLOBAL DIVIDEND GROWTH PORTFOLIO (THE "PORTFOLIO") ARE BEING OFFERED.


SHARES OF THE PORTFOLIO ARE SOLD EXCLUSIVELY TO CERTAIN LIFE INSURANCE COMPANIES IN CONNECTION WITH PARTICULAR VARIABLE LIFE INSURANCE AND/OR VARIABLE ANNUITY CONTRACTS THEY ISSUE. THE INSURANCE COMPANIES INVEST IN SHARES OF THE PORTFOLIO IN ACCORDANCE WITH INSTRUCTIONS RECEIVED FROM OWNERS OF VARIABLE LIFE INSURANCE OR VARIABLE ANNUITY CONTRACTS.

THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE VARIABLE LIFE INSURANCE AND/OR VARIABLE ANNUITY CONTRACT ISSUED BY YOUR INSURANCE COMPANY.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                         CONTENTS

ELIGIBLE INVESTORS                                                             1

THE PORTFOLIO            INVESTMENT OBJECTIVE                                  2

                         PRINCIPAL INVESTMENT STRATEGIES                       2

                         PRINCIPAL RISKS                                       2

                         PAST PERFORMANCE                                      4

                         FEES AND EXPENSES OF THE PORTFOLIO                    5

                         ADDITIONAL INVESTMENT STRATEGY INFORMATION            6

                         ADDITIONAL RISK INFORMATION                           7

                         PORTFOLIO MANAGEMENT                                  8

SHAREHOLDER INFORMATION  PURCHASES AND SALES OF PORTFOLIO SHARES               9

                         FREQUENT PURCHASES AND REDEMPTIONS                    9

                         PRICING FUND SHARES                                  10

                         DISTRIBUTIONS                                        11

                         TAX CONSEQUENCES                                     11

                         PORTFOLIO HOLDINGS INFORMATION                       11

                         ADDITIONAL INFORMATION                               11

FINANCIAL HIGHLIGHTS                                                          12

                         This PROSPECTUS contains important information about the Global Dividend Growth Portfolio and the Morgan Stanley Variable Investment Series. Please read it carefully and keep it for future reference.

ELIGIBLE INVESTORS


Morgan Stanley Variable Investment Series (the "Fund") is comprised of 15 separate portfolios, each with its own distinct investment objective(s) and policies. In this PROSPECTUS, shares of the Global Dividend Growth Portfolio are being offered. The Fund's other portfolios are offered through separate prospectuses. The Fund is offered exclusively to life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they offer.


Shares of the Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of variable life insurance and/or variable annuity contracts.

Class X shares of the Portfolio are generally available to holders of (i) certain contracts offered by Metropolitan Life Insurance Company (formerly Paragon Life Insurance Company), and (ii) other contracts offered before May 1, 2000. For more information on eligibility to invest in Class X shares, contact the insurance company offering the accompanying prospectus. All Portfolio shares issued prior to May 1, 2000 have been designated Class X shares.

The Fund also offers Class Y shares of the Portfolio through a separate prospectus. Class Y shares are subject to different expenses.

THE GLOBAL DIVIDEND GROWTH PORTFOLIO

[GRAPHIC]

INVESTMENT OBJECTIVE

The Portfolio seeks to provide reasonable current income and long-term growth of income and capital.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES


The Portfolio will normally invest at least 80% of its assets in dividend paying equity securities issued by issuers located in various countries around the world. The Portfolio's "Sub-Adviser," Morgan Stanley Investment Management Limited, seeks investments primarily in common stocks (including depositary receipts) of companies with a record of paying dividends and potential for increasing dividends. The Portfolio invests in at least three separate countries. The percentage of the Portfolio's assets invested in particular geographic sectors will shift from time to time in accordance with the judgment of the Sub-Adviser. In addition, in selecting investments, the current portfolio management team employs a bottom-up investment approach that is value driven and emphasizes security selection on an individual company basis. The current portfolio management team selects securities of issuers from a broad range of countries, which may include emerging market countries. The team also seeks to identify securities of issuers that it believes are undervalued relative to their market values and other measurements of intrinsic worth, with an emphasis on company assets and cash flow. Securities which appear undervalued are then subjected to an in-depth fundamental analysis. Portfolio securities are typically sold when the portfolio management team assesses that a holding no longer satisfies some or all of its investment criteria.

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.


Up to 15% of the Portfolio's assets may be invested in emerging markets securities (held either directly or in the form of depositary receipts) but of which no more than 10% may be invested in local shares.

Up to 20% of the Portfolio's assets may be invested in forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at a specified price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities and the currencies in which they are denominated.

OTHER INVESTMENTS. The Portfolio may also invest in convertible and fixed-income securities. For more information, see the "Additional Investment Strategy Information" section.

[GRAPHIC]

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

[SIDENOTE]

GROWTH & INCOME

An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.

COMMON STOCK AND OTHER EQUITY SECURITIES. A principal risk of investing in the Portfolio is associated with its common stock and other equity investments. In general, stock and other equity security values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.


FOREIGN SECURITIES. The Portfolio's investments in foreign securities involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio may convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.

The foreign securities in which the Portfolio may invest may be issued by companies located in emerging market countries. Compared to the United States and other developed countries, emerging market countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them to any voting rights with respect to the deposited securities.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Use of forward foreign currency exchange contracts involves risks. If the Investment Adviser and/or Sub-Adviser employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's volatility and, thus, could involve a significant risk.


OTHER RISKS. The performance of the Portfolio also will depend on whether or not the Sub-Adviser is successful in applying the Portfolio's investment strategies. The Portfolio is also subject to other risks from its permissible investments, including the risks associated with convertible and fixed-income securities. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

[GRAPHIC]

PAST PERFORMANCE


The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or variable annuity contracts, which would lower the performance for all periods shown.


[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

1996     17.59%
1997     12.04%
1998     12.53%
1999     14.65%
2000     -2.50%
2001     -6.25%
2002    -12.52%
2003     32.07%
2004     14.93%
2005      6.34%


THE YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2006 WAS 4.96%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 19.60% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -20.61% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2005)



                                            PAST 1 YEAR      PAST 5 YEARS    PAST 10 YEARS
------------------------------------------------------------------------------------------
The Global Dividend Growth Portfolio           6.34%            5.77%            8.17%
MSCI World Index(1)                            9.49%            2.18%            7.04%



(1) THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX MEASURES PERFORMANCE FROM A DIVERSE RANGE OF GLOBAL STOCK MARKETS, INCLUDING THE UNITED STATES, CANADA, EUROPE, AUSTRALIA, NEW ZEALAND AND THE FAR EAST. THE PERFORMANCE OF THE INDEX IS LISTED IN U.S. DOLLARS AND ASSUMES REINVESTMENT OF NET DIVIDENDS. "NET DIVIDENDS" REFLECTS A REDUCTION IN DIVIDENDS AFTER TAKING INTO ACCOUNT WITHHOLDING OF TAXES BY CERTAIN FOREIGN COUNTRIES REPRESENTED IN THE INDEX. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


[SIDENOTE]

ANNUAL TOTAL RETURNS


This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 10 calendar years.


AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class X shares with those of an index that represents a broad measure of market performance over time.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


Advisory fee                                                            0.67%
Distribution and service (12b-1) fees                                   None
Other expenses                                                          0.15%
Total annual Portfolio operating expenses                               0.82%



EXAMPLE


This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.


                                EXPENSES OVER TIME
                      --------------------------------------
                       1 YEAR   3 YEARS    5 YEARS  10 YEARS
                      --------------------------------------
                      $     84  $    262  $    455  $   1,014


[SIDENOTE]

ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2005. The Securities and Exchange Commission requires that the Portfolio disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[GRAPHIC]

ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to the Portfolio's investment strategies.

CONVERTIBLE AND FIXED INCOME SECURITIES. Up to 20% of the Portfolio's assets may be invested in convertible securities, U.S. government securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, fixed-income securities issued by foreign governments and international organizations and investment grade debt securities (including zero coupon securities which are purchased at a discount and make no payment until maturity).


DEFENSIVE INVESTING. The Portfolio may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture that may be inconsistent with its principal investment strategies when the Sub-Adviser believes it is advisable to do so. Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When the Portfolio takes a defensive position, it may not achieve its investment objective.

INVESTMENT POLICIES. The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any portfolio security. However, the Portfolio may be required to sell its illiquid securities holdings, or reduce its borrowings, if any, in response to fluctuations in the value of such holdings. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

PORTFOLIO TURNOVER. The Portfolio may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this PROSPECTUS shows the Portfolio's turnover rates during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Portfolio buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs.

[GRAPHIC]

ADDITIONAL RISK INFORMATION

This section provides additional information relating to the risks of investing in the Portfolio.

CONVERTIBLE SECURITIES. The Portfolio's investments in convertible securities (which are securities that generally pay interest and may be converted into common stock) may carry the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

The Portfolio may invest up to 5% of its net assets in convertible securities rated below investment grade. Securities rated below investment grade are commonly known as "junk bonds" and have speculative credit risk characteristics.

FIXED-INCOME SECURITIES. All fixed-income securities, such as corporate bonds, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.) Accordingly, a rise in the general level of interest rates may cause the price of the Portfolio's fixed-income securities to fall substantially.

[GRAPHIC]

PORTFOLIO MANAGEMENT


The Fund has retained the "Investment Adviser" -- Morgan Stanley Investment Advisors Inc. -- to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 1221 Avenue of the Americas, New York, NY 10020.

The Investment Adviser has contracted with the Sub-Adviser, Morgan Stanley Investment Management Limited, to invest the Portfolio's assets, including the placing of orders for the purchase and sale of portfolio securities. The Sub-Adviser, together with its investment management affiliates, managed assets of approximately $445 billion as of March 31, 2006. The Sub-Adviser is a wholly-owned subsidiary of Morgan Stanley and provides a broad range of portfolio management services to its clients. The Sub-Adviser is located at 25 Cabot Square, Canary Wharf, London, United Kingdom E14 4QA.

The Portfolio's assets are managed within the Global Value team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Frances Campion, a Managing Director of the Sub-Adviser, Colin McQueen, an Executive Director of the Sub-Adviser, and Douglas M. McGraw, Martin J. Moorman and Noreen Griffin, each a Vice President of the Sub-Adviser.

Ms. Campion has been associated with the Sub-Adviser in an investment management capacity since January 1990 and began managing the Portfolio in December 2002. Mr. McQueen has been associated with the Sub-Adviser in an investment management capacity since December 2005 and began managing the Portfolio in December 2005. Prior to December 2005, Mr. McQueen was a portfolio manager at UBS Global Asset Management. Mr. McGraw has been associated with the Sub-Adviser and its investment management affiliates in a research capacity since June 2001 and began managing the Portfolio in April 2004. Prior to June 2001, Mr. McGraw was completing his graduate schooling. Mr. Moorman has been associated with the Sub-Adviser in an investment management capacity since September 2003 and began managing the Portfolio in April 2004. Prior to September 2003, Mr. Moorman was a portfolio manager at Delaware International Advisors. Ms. Griffin has been associated with the Sub-Adviser in an investment management capacity since October 2005 and began managing the Portfolio in November 2005. Prior to October 2005, Ms. Griffin was a portfolio manager at Setanta Asset Management.

Ms. Campion is the lead manager of the Portfolio and Messrs. McQueen, McGraw and Moorman and Ms. Griffin are co-portfolio managers. Ms. Campion is responsible for the execution of the overall strategy of the Portfolio, although the Portfolio's assets are managed within the team.

The Fund's STATEMENT OF ADDITIONAL INFORMATION provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.


The composition of the team may change without notice from time to time.


The Portfolio pays the Investment Adviser a monthly management fee as full compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 2005, the Portfolio accrued total compensation to the Investment Adviser amounting to 0.67% of the Portfolio's average daily net assets.

A discussion regarding the basis for the Board of Trustees approval of the investment advisory agreement and sub-advisory agreements is available in the Fund's semiannual report to shareholders for the period ended June 30, 2005.


[SIDENOTE]

MORGAN STANLEY INVESTMENT ADVISORS INC.


The Investment Adviser is widely recognized as a leader in the mutual fund industry and had approximately $90 billion in assets under management or administration as of March 31, 2006.

SHAREHOLDER INFORMATION

[GRAPHIC]

PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to and from separate accounts.


The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.


[GRAPHIC]

FREQUENT PURCHASES AND REDEMPTIONS


Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners is referred to as "market-timing" or "short-term trading" and may present risks for other contract owners with long-term interests in the Portfolio, which may include, among other things, dilution in the value of the Portfolio's shares indirectly held by contract owners with long term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs, and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market-timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price-arbitrage"). Investments in certain fixed income securities (such as high yield bonds) may be adversely affected by price arbitrage trading strategies.

The Portfolio's policies with respect to valuing portfolio securities are described below in "Pricing Fund Shares."


The Fund's Board of Trustees has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies generally do not provide specific contract owner transaction instructions to the Portfolio. The ability of the Portfolio to monitor such underlying activity, therefore, is limited. Consequently, the Portfolio must rely on the insurance company to monitor frequent short-term trading by contract owners. If the Portfolio identifies suspected market-timing activity, the insurance company will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners may be able to engage in frequent trading to the detriment of contract owners with long-term interests in the Portfolio. If the insurance company refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company.


[GRAPHIC]

PRICING FUND SHARES

The price of shares of the Portfolio, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share of the Portfolio is calculated once daily at 4:00 p.m. Eastern time on each day the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.


The value of the Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser and/or Sub-Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's securities may change on days when shareholders will not be able to purchase or sell their shares.

To the extent the Portfolio invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended, the Portfolio's net asset value is calculated based upon the net asset value of such fund. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.


An exception to the general policy of using market prices concerns the Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

[GRAPHIC]

DISTRIBUTIONS


The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns income from stocks and interest from fixed-income investments. These amounts are passed along to Portfolio shareholders as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gains distributions."

Dividends from net investment income are declared and paid at least once per calendar year. Capital gains distributions, if any, are declared and paid at least once per year.


[GRAPHIC]

TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

[GRAPHIC]

PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's STATEMENT OF ADDITIONAL INFORMATION.

[GRAPHIC]

ADDITIONAL INFORMATION


The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries or service providers, including insurance companies and their affiliates, in connection with the sale or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class X shares for the past five years. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the STATEMENT OF ADDITIONAL INFORMATION from the Portfolio's annual report, which is available upon request.

Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the accompanying prospectus for either the variable annuity or the variable life contract issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.


YEAR ENDED DECEMBER 31,                             2005         2004         2003         2002         2001
SELECTED PER SHARE DATA:
Net asset value, beginning of period             $    14.46   $    12.77   $     9.87   $    11.47   $    12.73
                                                 ----------   ----------   ----------   ----------   ----------
Income (loss) from investment operations:
  Net investment income*                               0.27         0.21         0.18         0.21         0.21
  Net realized and unrealized gain (loss)              0.63         1.68         2.94        (1.62)       (1.00)
                                                 ----------   ----------   ----------   ----------   ----------
Total income (loss) from investment operations         0.90         1.89         3.12        (1.41)       (0.79)
                                                 ----------   ----------   ----------   ----------   ----------
Less dividends and distributions from:
  Net investment income                               (0.24)       (0.20)       (0.22)       (0.19)       (0.33)
  Net realized gain                                      --           --           --           --        (0.14)
                                                 ----------   ----------   ----------   ----------   ----------
Total dividends and distributions                     (0.24)       (0.20)       (0.22)       (0.19)       (0.47)
                                                 ----------   ----------   ----------   ----------   ----------
Net asset value end of period                    $    15.12   $    14.46   $    12.77   $     9.87   $    11.47
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                          6.34%       14.93%       32.07%      (12.52)%      (6.25)%
---------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:**
Expenses                                               0.82%        0.81%        0.82%        0.81%        0.80%
Net investment income                                  1.88%        1.58%        1.73%        1.96%        1.76%
SUPPLEMENTAL DATA:
Net assets end of period (000's)                 $  181,475   $  213,836   $  221,971   $  201,022   $  285,158
Portfolio turnover rate                                  20%          21%         103%          17%           9%

* The per share amounts were computed using an average number of shares outstanding during the period.

** Reflects overall Portfolio ratios for investment income and non-class specific expenses

+ Calculated based on the net asset value as of the last business day of the period.

MORGAN STANLEY VARIABLE INVESTMENT SERIES


- ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request information about the Portfolio, or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at: www.morganstanley.com/funds.


- YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor.


- INFORMATION ABOUT THE FUND (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's (the "SEC") Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.



(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3692)

PROSPECTUS - MAY 1, 2006


MORGAN STANLEY

VARIABLE INVESTMENT SERIES


THE EUROPEAN EQUITY PORTFOLIO


CLASS X



MORGAN STANLEY VARIABLE INVESTMENT SERIES IS A MUTUAL FUND COMPRISED OF 15 SEPARATE PORTFOLIOS, EACH WITH ITS OWN DISTINCTIVE INVESTMENT OBJECTIVE(S) AND POLICIES. IN THIS PROSPECTUS, SHARES OF THE EUROPEAN EQUITY PORTFOLIO (THE "PORTFOLIO") ARE BEING OFFERED.


SHARES OF THE PORTFOLIO ARE SOLD EXCLUSIVELY TO CERTAIN LIFE INSURANCE COMPANIES IN CONNECTION WITH PARTICULAR VARIABLE LIFE INSURANCE AND/OR VARIABLE ANNUITY CONTRACTS THEY ISSUE. THE INSURANCE COMPANIES INVEST IN SHARES OF THE PORTFOLIO IN ACCORDANCE WITH INSTRUCTIONS RECEIVED FROM OWNERS OF VARIABLE LIFE INSURANCE OR VARIABLE ANNUITY CONTRACTS.

THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE VARIABLE LIFE INSURANCE AND/OR VARIABLE ANNUITY CONTRACT ISSUED BY YOUR INSURANCE COMPANY.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                         CONTENTS

ELIGIBLE INVESTORS                                                             1

THE PORTFOLIO            INVESTMENT OBJECTIVE                                  2

                         PRINCIPAL INVESTMENT STRATEGIES                       2

                         PRINCIPAL RISKS                                       2

                         PAST PERFORMANCE                                      4

                         FEES AND EXPENSES OF THE PORTFOLIO                    5

                         ADDITIONAL INVESTMENT STRATEGY INFORMATION            6

                         ADDITIONAL RISK INFORMATION                           7

                         PORTFOLIO MANAGEMENT                                  8

SHAREHOLDER INFORMATION  PURCHASES AND SALES OF PORTFOLIO SHARES              10

                         FREQUENT PURCHASES AND REDEMPTIONS                   10

                         PRICING FUND SHARES                                  11

                         DISTRIBUTIONS                                        12

                         TAX CONSEQUENCES                                     12

                         PORTFOLIO HOLDINGS INFORMATION                       12

                         ADDITIONAL INFORMATION                               12

FINANCIAL HIGHLIGHTS                                                          13

                         This PROSPECTUS contains important information about the European Equity Portfolio and the Morgan Stanley Variable Investment Series. Please read it carefully and keep it for future reference.

ELIGIBLE INVESTORS


Morgan Stanley Variable Investment Series (the "Fund") is comprised of 15 separate portfolios, each with its own distinct investment objective(s) and policies. In this PROSPECTUS, shares of the European Equity Portfolio are being offered. The Fund's other portfolios are offered through separate prospectuses. The Fund is offered exclusively to life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they offer.


Shares of the Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of variable life insurance and/or variable annuity contracts.

Class X shares of the Portfolio are generally available to holders of (i) certain contracts offered by Metropolitan Life Insurance Company (formerly Paragon Life Insurance Company), and (ii) other contracts offered before May 1, 2000. For more information on eligibility to invest in Class X shares, contact the insurance company offering the accompanying prospectus. All Portfolio shares issued prior to May 1, 2000 have been designated Class X shares.

The Fund also offers Class Y shares of the Portfolio through a separate prospectus. Class Y shares are subject to different expenses.

THE EUROPEAN EQUITY PORTFOLIO

[GRAPHIC]

INVESTMENT OBJECTIVE

The Portfolio seeks to maximize the capital appreciation of its investments.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES


The Portfolio will normally invest at least 80% of its assets in equity securities of issued by issuers located in European countries. A company is considered to be located in Europe if (i) it is organized under the laws of a European country and has a principal office in a European country; (ii) it derives at least 50% of its total revenues from businesses in Europe; or (iii) its equity securities are traded principally on a stock exchange in Europe. The principal countries in which the Portfolio invests are France, the United Kingdom, Germany, the Netherlands, Spain, Sweden, Switzerland and Italy. The Portfolio invests in at least three separate countries. The Portfolio may also invest in emerging market countries.


The Portfolio invests principally in common stocks and other equity securities (which may include depositary receipts or convertible securities).


The Portfolio's "Investment Adviser," Morgan Stanley Investment Advisors Inc., and/or "Sub-Adviser," Morgan Stanley Investment Management Limited, utilize fundamental research to identify companies that they believe have long-term growth potential and/or relatively attractive valuations. The Portfolio's management team generally utilizes a bottom-up stock selection process based on fundamental research performed by the Investment Adviser's and/or Sub-Adviser's analysts throughout the world, but also considers global industry trends in making certain sector allocations.

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A depositary receipt is generally issued by a bank or financial institution and represents the common stock or other equity securities of a foreign company.

The remaining 20% of the Portfolio's assets may be invested in fixed-income securities (including zero coupon securities) issued or guaranteed by European governments and in equity, government and convertible securities of issuers not located in Europe. The Portfolio may also utilize forward foreign currency exchange contracts, options on foreign currencies and stock index futures (and options thereon). The Portfolio may also invest up to 10% of its net assets in Real Estate Investment Trusts ("REITs").

In pursuing the Portfolio's investment objective, the Investment Adviser and/or Sub-Adviser have considerable leeway in deciding which investments they buy, hold or sell on a day-to-day basis--and which trading strategies they use. For example, the Investment Adviser and/or Sub-Adviser in their discretion may determine to use some permitted trading strategies while not using others. For more information, see the "Additional Investment Strategy Information" section.


[GRAPHIC]

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

[SIDENOTE]

CAPITAL APPRECIATION

An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out dividend income.

COMMON STOCKS. The Portfolio's investments in common stock are subject to the risks that affect all common stocks. In particular, stock prices can fluctuate widely in response to activities specific to the issuer as well as general market, economic and political conditions.


EUROPEAN INVESTMENTS. A principal risk factor associated with investment in the Portfolio relates to the Portfolio's investments in Europe. In particular, adverse political, social or economic developments in Europe, or in a particular European country, could cause a substantial decline in the value of the Portfolio.


FOREIGN SECURITIES. The Portfolio's investment in foreign securities involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio may convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.

The foreign securities in which the Portfolio may invest may be issued by companies located in emerging market countries. Compared to the United States and other developed countries, emerging market countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them to any voting rights with respect to the deposited securities.

CONVERTIBLE SECURITIES. Portfolio investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

OTHER RISKS. The performance of the Portfolio also will depend on whether or not the Investment Adviser and/or Sub-Adviser are successful in applying the Portfolio's investment strategies. The Portfolio is also subject to other risks from its permissible investments, including the risks associated with its investments in fixed income securities, forward foreign currency exchange contracts, options on foreign currencies and stock index futures (and options thereon). For more information about these risks, see the "Additional Risk Information" section.


Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

[GRAPHIC]

PAST PERFORMANCE


The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or variable annuity contracts, which would lower the performance for all periods shown.


[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

1996       29.99%
1997       16.07%
1998       23.96%
1999       29.11%
2000       -4.92%
2001      -17.76%
2002      -21.36%
2003       29.03%
2004       12.74%
2005        8.69%


THE YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2006 WAS 9.79%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 25.18% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -22.62% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2005)



                                PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
--------------------------------------------------------------------------
The European Equity Portfolio          8.69%          0.45%           8.91%
MSCI Europe Index(1)                   9.42%          3.68%           9.38%



(1) THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EUROPE INDEX MEASURES THE PERFORMANCE FOR A DIVERSE RANGE OF GLOBAL STOCK MARKETS WITHIN AUSTRIA, BELGIUM, DENMARK, FINLAND, FRANCE, GERMANY, GREECE, IRELAND, ITALY, THE NETHERLANDS, NORWAY, PORTUGAL, SPAIN, SWEDEN, SWITZERLAND AND THE UNITED KINGDOM. THE PERFORMANCE OF THE INDEX IS LISTED IN U.S. DOLLARS AND ASSUMES REINVESTMENT OF NET DIVIDENDS. "NET DIVIDENDS" REFLECTS A REDUCTION IN DIVIDENDS AFTER TAKING INTO ACCOUNT WITHHOLDING OF TAXES BY CERTAIN FOREIGN COUNTRIES REPRESENTED IN THE INDEX. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


[SIDENOTE]

ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 10 calendar years.

AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class X shares with those of an index that represents a broad measure of market performance over time.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


Advisory fee                                            0.87%
Distribution and service (12b-1) fees                   None
Other expenses                                          0.19%
Total annual Portfolio operating expenses               1.06%



Effective June 1, 2005, the Investment Adviser has agreed to cap the Portfolio's operating expenses (except for brokerage and 12b-1 fees) by assuming the Portfolio's "other expenses" and/or waiving the Portfolio's advisory fees, and the Portfolio's Administrator has agreed to waive the Portfolio's administrative fee, to the extent such operating expenses exceed 1.00% of the average daily net assets of the Portfolio on an annualized basis. The fees and expenses disclosed above do not reflect the assumption of any expenses or the waiver of any compensation by the Investment Adviser or Administrator. Taking the waiver/assumption of expenses into account, the total operating expense of Class X would have been 1.02%.

EXAMPLE


This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.


                               EXPENSES OVER TIME
                      -------------------------------------
                      1 YEAR   3 YEARS   5 YEARS   10 YEARS
                      -------------------------------------
                      $  108   $   337   $   585   $  1,294


[SIDENOTE]

ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2005. The Securities and Exchange Commission requires that the Portfolio disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[GRAPHIC]

ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to the Portfolio's investment strategies.

FIXED-INCOME SECURITIES. The Portfolio may invest up to 20% of its assets in fixed-income securities (including zero coupon securities) issued or guaranteed by European governments and non-European governmental or private issuers.


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES. The Portfolio may invest up to 20% of its assets in forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specific future date. The Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities and securities it intends to purchase and the currencies in which they are denominated. The Portfolio may also use forward foreign currency exchange contracts to modify the Portfolio's exposure to various currency markets. In addition, the Portfolio may invest in put and call options with respect to foreign currencies. Options may be used to seek to protect against a decline in currency prices or an increase in prices of currencies that may be purchased.

STOCK INDEX FUTURES. The Portfolio may purchase and sell stock index futures contracts and options thereon. Stock index futures and options on stock index futures may be used to facilitate trading, to increase the Portfolio's market exposure, or to seek to protect against an increase in prices of securities that may be purchased.


OPTIONS AND FUTURES. The Portfolio may invest up to 5% of its net assets in put and call options with respect to foreign currencies. The Portfolio may also purchase and sell stock index futures contracts and options thereon. Stock index futures and options thereon may be used to facilitate trading, to increase the Portfolio's market exposure or to seek to protect against an increase in the prices of securities that may be purchased.


DEFENSIVE INVESTING. The Portfolio may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture that may be inconsistent with its principal investment strategies when the Investment Adviser believes it advisable to do so. Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When the Portfolio takes a defensive position, it may not achieve its investment objective.

INVESTMENT POLICIES. The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any portfolio security. However, the Portfolio may be required to sell its illiquid securities holdings, or reduce its borrowings, if any, in response to fluctuations in the value of such holdings. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.


PORTFOLIO TURNOVER. The Portfolio may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this PROSPECTUS shows the Portfolio's turnover rates during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Portfolio buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs.

[GRAPHIC]

ADDITIONAL RISK INFORMATION

This section provides additional information relating to the risks of investing in the Portfolio.

FIXED-INCOME SECURITIES. All fixed-income securities, such as debt securities issued by foreign governments, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS, OPTIONS ON CURRENCIES AND STOCK INDEX FUTURES. Participation in forward foreign currency exchange contracts involves risks. If the Investment Adviser and/or Sub-Adviser employ a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's volatility and may involve a significant risk. In addition, if the Portfolio invests in options on currencies and/or stock index futures (or options thereon), its participation in these markets would subject the Portfolio to certain risks. The Investment Adviser's and/or Sub-Adviser's predictions of movements in the direction of the currency or index markets may be inaccurate, and the adverse consequences to the Portfolio (e.g., a reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. Other risks include the possible imperfect correlation between the price of futures contracts and movements in the prices of securities and the possible absence of a liquid secondary market for certain of these instruments. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.

REITs. REITs pool investors' funds for investments primarily in commercial real estate properties. Like mutual funds, REITs have expenses, including advisory and administration fees, that are paid by their shareholders. As a result, you will absorb duplicate levels of fees when the Portfolio invests in REITs. The performance of any Fund REIT holdings ultimately depends on the types of real property in which the REITs invest and how well the property is managed. A general downturn in real estate values also can hurt REIT performance. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for the Portfolio, including significantly reducing return to the Portfolio on its investments in such company.

[GRAPHIC]

PORTFOLIO MANAGEMENT

The Fund has retained the Investment Adviser -- Morgan Stanley Investment Advisers Inc. -- to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 1221 Avenue of the Americas, New York, NY 10020.


The Investment Adviser has contracted with the Sub-Adviser, Morgan Stanley Investment Management Limited, to invest the Portfolio's assets, including the placing of orders for the purchase and sale of portfolio securities. The Sub-Adviser, together with its investment management affiliates, managed assets of approximately $445 billion as of March 31, 2006. The Sub-Adviser is a wholly-owned subsidiary of Morgan Stanley and provides a broad range of portfolio management services to its clients. The Sub-Adviser is located at 25 Cabot Square, Canary Wharf, London, United Kingdom E14 4QA.

The Portfolio's assets are managed within the European Equity team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio include Hywel George, a Managing Director of the Sub-Adviser, Rodderick Bridge, Doriana Russo, Zhixin Shu and Felicity Smith, each an Executive Director of the Sub-Adviser, and Katia Levy-Thevenon, a Vice President of the Sub-Adviser.

Mr. George has been associated with the Sub-Adviser in an investment management capacity since December 2005 and began managing the Portfolio in December 2005. Prior to December 2005, Mr. George was the Co-Chief Investment Officer of European Equities for Goldman Sachs Asset Management. Mr. Bridge has been associated with the Sub-Adviser in an investment management capacity since September 2005 and began managing the Portfolio in October 2005. Prior to September 2005, Mr. Bridge was an analyst for Commerzbank Securities and HSBC. Ms. Russo has been associated with the Sub-Adviser in an investment management capacity since January 2005 and began managing the Portfolio in October 2005. Prior to January 2005, Ms. Russo was a Director of European Equity research at Citibank. Ms. Shu has been associated with the Sub-Adviser in an investment management capacity since April 2005 and began managing the Portfolio in October 2005. Prior to April 2005, Ms. Shu was a Director of Investment Management at Newton Investment Management. Ms. Smith has been associated with the Sub-Adviser in an investment management capacity since April 2001 and began managing the Portfolio in April 2006. Prior to April 2001, she was associated with Investment Advisors International in an investment management capacity. Ms. Levy-Thevenon has been associated with the Sub-Adviser in an investment management capacity since December 2004 and began managing the Portfolio in October 2005. Prior to December 2004, Ms. Levy-Thevenon worked at Norges Bank Investment Management, AXA Investment Managers Ltd and SEB Investment Management.

The Fund's STATEMENT OF ADDITIONAL INFORMATION provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.


[SIDENOTE]

MORGAN STANLEY INVESTMENT ADVISORS INC.


The Investment Adviser is widely recognized as a leader in the mutual fund industry and had approximately $90 billion in assets under management or administration as of March 31, 2006.

The composition of the team may change without notice from time to time.


The Portfolio pays the Investment Adviser a monthly management fee as full compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 2005, the Portfolio accrued total compensation to the Investment Adviser amounting to 0.87% of the Portfolio's average daily net assets. The Investment Adviser paid the Sub-Adviser on a monthly basis a portion of the net management fees the Investment Adviser received from the Portfolio.

A discussion regarding the basis for the Board of Trustees approval of the investment advisory agreement and sub-advisory agreements is available in the Fund's semiannual report to shareholders for the period ended June 30, 2005.

SHAREHOLDER INFORMATION

[GRAPHIC]

PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to and from separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

[GRAPHIC]

FREQUENT PURCHASES AND REDEMPTIONS


Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners is referred to as "market-timing" or "short-term trading" and may present risks for other contract owners with long-term interests in the Portfolio, which may include, among other things, dilution in the value of the Portfolio's shares indirectly held by contract owners with long term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs, and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market-timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price-arbitrage"). Investments in certain fixed income securities (such as high yield bonds) may be adversely affected by price arbitrage trading strategies.


The Portfolio's policies with respect to valuing portfolio securities are described below in "Pricing Fund Shares."

The Fund's Board of Trustees has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies generally do not provide specific contract owner transaction instructions to the Portfolio. The ability of the Portfolio to monitor such underlying activity, therefore, is limited. Consequently, the Portfolio must rely on the insurance company to monitor frequent short-term trading by contract owners. If the Portfolio identifies suspected market-timing activity, the insurance company will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners may be able to engage in frequent trading to the detriment of contract owners with long-term interests in the Portfolio. If the insurance company refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company.


[GRAPHIC]

PRICING FUND SHARES

The price of shares of the Portfolio, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share of the Portfolio is calculated once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.


The value of the Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser and/or Sub-Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's securities may change on days when shareholders will not be able to purchase or sell their shares.

To the extent the Portfolio invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended, the Portfolio's net asset value is calculated based upon the net asset value of such fund. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.


An exception to the general policy of using market prices concerns the Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

[GRAPHIC]

DISTRIBUTIONS


The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns income from stocks and interest from fixed-income investments. These amounts are passed along to the Portfolio shareholders as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gains distributions."

Dividends from net investment income are declared and paid at least once per calendar year. Capital gains distributions, if any, are declared and paid at least once per year.


[GRAPHIC]

TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

[GRAPHIC]

PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's STATEMENT OF ADDITIONAL INFORMATION.

[GRAPHIC]

ADDITIONAL INFORMATION


The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries or service providers, including insurance companies and their affiliates, in connection with the sale or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class X shares for the past five years. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).


This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the STATEMENT OF ADDITIONAL INFORMATION from the Portfolio's annual report, which is available upon request.


Further information about the performance of the Portfolio is contained in the its annual report to shareholders. See the accompanying prospectus for either the variable annuity or the variable life contract issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.


YEAR ENDED DECEMBER 31,                             2005               2004            2003            2002            2001
SELECTED PER SHARE DATA:
Net asset value, beginning of period             $     18.47        $     16.58     $     12.97     $     16.71     $     25.37
                                                 -----------        -----------     -----------     -----------     -----------
Income (loss) from investment operations:
  Net investment income*                                0.30               0.21            0.17            0.12            0.13
  Net realized and unrealized gain (loss)               1.28               1.88            3.57           (3.66)          (4.47)
                                                 -----------        -----------     -----------     -----------     -----------
Total income (loss) from investment operations          1.58               2.09            3.74           (3.54)          (4.34)
                                                 -----------        -----------     -----------     -----------     -----------
Less dividends and distributions from:
  Net investment income                                (0.23)             (0.20)          (0.13)          (0.20)          (0.26)
  Net realized gain                                       --                 --              --              --           (4.06)
                                                 -----------        -----------     -----------     -----------     -----------
Total dividends and distributions                      (0.23)             (0.20)          (0.13)          (0.20)          (4.32)
                                                 -----------        -----------     -----------     -----------     -----------
Net asset value end of period                    $     19.82        $     18.47     $     16.58     $     12.97     $     16.71
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                           8.69%             12.74%          29.03%         (21.36)%        (17.76)%
-------------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:**
Expenses                                                1.02%(2)           1.04%           1.04%           1.05%           1.02%
Net investment income                                   1.60%              1.24%           1.26%           0.82%           0.68%
SUPPLEMENTAL DATA:
Net assets end of period(000's)                  $   144,969        $   178,683     $   198,424     $   193,153     $   316,196
Portfolio turnover rate                                   61%               103%             95%             92%             82%

* The per share amounts were computed using an average number of shares outstanding during the period.

** Reflects overall Portfolio ratios for investment income and non-class specific expenses

+ Calculated based on the net asset value as of the last business day of the period.

(2) If the Investment Adviser had not "capped" all expenses (except for distribution fees) at 1.0% of its daily net assets for the period June 1, 2005 through December 31, 2005, the ratio of expenses and net investment income to average net assets would have been 1.06% and 1.56%, respectively.

MORGAN STANLEY VARIABLE INVESTMENT SERIES


- ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's ANNUAL AND SEMI-ANNUAL REPORTS TO Shareholders. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request information about the Portfolio, or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at: www.morganstanley.com/funds.


- YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor.


- INFORMATION ABOUT THE FUND (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's (the "SEC") Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.



(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3692)

PROSPECTUS - MAY 1, 2006


MORGAN STANLEY

VARIABLE INVESTMENT SERIES

THE EQUITY PORTFOLIO

CLASS X



MORGAN STANLEY VARIABLE INVESTMENT SERIES IS A MUTUAL FUND COMPRISED OF 15 SEPARATE PORTFOLIOS, EACH WITH ITS OWN DISTINCTIVE INVESTMENT OBJECTIVE(S) AND POLICIES. IN THIS PROSPECTUS, SHARES OF THE EQUITY PORTFOLIO (THE "PORTFOLIO") ARE BEING OFFERED.


SHARES OF THE PORTFOLIO ARE SOLD EXCLUSIVELY TO CERTAIN LIFE INSURANCE COMPANIES IN CONNECTION WITH PARTICULAR VARIABLE LIFE INSURANCE AND/OR VARIABLE ANNUITY CONTRACTS THEY ISSUE. THE INSURANCE COMPANIES INVEST IN SHARES OF THE PORTFOLIO IN ACCORDANCE WITH INSTRUCTIONS RECEIVED FROM OWNERS OF THE VARIABLE LIFE INSURANCE OR VARIABLE ANNUITY CONTRACTS.

THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE VARIABLE LIFE INSURANCE AND/OR VARIABLE ANNUITY CONTRACT ISSUED BY YOUR INSURANCE COMPANY.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             CONTENTS


ELIGIBLE INVESTORS                                                                  1

THE PORTFOLIO                INVESTMENT OBJECTIVES                                  2

                             PRINCIPAL INVESTMENT STRATEGIES                        2

                             PRINCIPAL RISKS                                        2

                             PAST PERFORMANCE                                       5

                             FEES AND EXPENSES OF THE PORTFOLIO                     6

                             ADDITIONAL INVESTMENT STRATEGY INFORMATION             7

                             PORTFOLIO MANAGEMENT                                   8

SHAREHOLDER INFORMATION      PURCHASES AND SALES OF PORTFOLIO SHARES                9

                             FREQUENT PURCHASES AND REDEMPTIONS                     9

                             PRICING FUND SHARES                                   10

                             DISTRIBUTIONS                                         11

                             TAX CONSEQUENCES                                      11

                             PORTFOLIO HOLDINGS INFORMATION                        11

                             ADDITIONAL INFORMATION                                11

FINANCIAL HIGHLIGHTS                                                               12


                             This PROSPECTUS contains important information about the Equity Portfolio and the Morgan Stanley Variable Investment Series. Please read it carefully and keep it for future reference.

ELIGIBLE INVESTORS


Morgan Stanley Variable Investment Series (the "Fund") is comprised of 15 separate portfolios, each with its own distinct investment objective(s) and policies. In this PROSPECTUS, shares of the Equity Portfolio are being offered. The Fund's other portfolios are offered through separate prospectuses. The Fund is offered exclusively to life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they offer.


Shares of the Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of variable life insurance and/or variable annuity contracts.

Class X shares of the Portfolio are generally available to holders of (i) certain contracts offered by Metropolitan Life Insurance Company (formerly Paragon Life Insurance Company, and (ii) other contracts offered before May 1, 2000. For more information on eligibility to invest in Class X shares, contact the insurance company offering the accompanying prospectus. All Portfolio shares issued prior to May 1, 2000 have been designated Class X shares.

The Fund also offers Class Y shares of the Portfolio through a separate prospectus. Class Y shares are subject to different expenses.

THE EQUITY PORTFOLIO

[GRAPHIC]

INVESTMENT OBJECTIVES

The Portfolio seeks as a primary objective growth of capital through investments in common stocks of companies believed by the Investment Adviser to have potential for superior growth. As a secondary objective the Equity Portfolio seeks income but only when consistent with its primary objective.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES


The Portfolio will normally invest at least 80% of its assets in equity securities and securities convertible into equity securities. The "Investment Adviser," Morgan Stanley Investment Advisors Inc., follows a flexible investment program in seeking to achieve the Portfolio's investment objective. The Investment Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Investment Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The Investment Adviser generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The Portfolio may invest up to 20% of its assets in corporate debt securities (including zero coupon securities) rated Aa or better by Moody's Investor Services, Inc. ("Moody's") or AA or better by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("S&P"), U.S. government securities, issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and preferred stocks.

The Portfolio may invest in securities of Canadian issuers registered under the Securities Exchange Act of 1934 or American Depositary Receipts (including up to 25% of the Portfolio's net assets in securities issued by foreign issuers organized in emerging market countries held in the form of American Depositary Receipts).

For more information, see the "Additional Investment Strategy Information" section.


[GRAPHIC]

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objectives. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


COMMON STOCKS. A principal risk of investment in the Portfolio is associated with the Portfolio's investments in common stock. In particular, the price of common stocks may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions.


SMALL & MEDIUM CAPITALIZATION COMPANIES. The Portfolio's investments in smaller and medium-sized companies carry more risk than investments in larger companies. While some of the Portfolio's holdings in these companies may be listed on a national securities exchange, such securities are more likely to be traded in the over-the-counter market. The low market liquidity of these securities may have an adverse impact on the Portfolio's ability to sell certain securities at favorable prices and may also make it difficult for the Portfolio to obtain market quotations

[SIDENOTE]

CAPITAL GROWTH

An investment objective having the goal of selecting securities with the potential to rise in price.

based on actual trades for purposes of valuing the Portfolio's securities. Investing in lesser-known, smaller and medium capitalization companies involves greater risk of volatility of the Portfolio's net asset value than is customarily associated with larger, more established companies. Often smaller and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

FIXED-INCOME SECURITIES. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities (which are purchased at a discount and generally accrue interest, but make no payment until maturity), are typically subject to greater price fluctuations than comparable securities that pay interest). Accordingly, a rise in the general level of interest rates may cause the price of the Portfolio's fixed-income securities to fall substantially.


FOREIGN SECURITIES. The Portfolio's investment in foreign securities involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio may convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.

The foreign securities in which the Portfolio may invest may be issued by companies located in emerging market countries. Compared to the United States and other developed countries, emerging market countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries.

A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

CONVERTIBLE SECURITIES. The Portfolio's investments in convertible securities (which are securities that generally pay interest and may be converted into common stock) may carry risks associated with both fixed-income securities and common stock. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.


The Portfolio may invest up to 5% of its net assets in convertible securities that are rated below investment grade. Securities rated below investment grade are commonly known as "junk bonds" and have speculative credit risk characteristics.

OTHER RISKS. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

[GRAPHIC]

PAST PERFORMANCE


The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or variable annuity contracts, which would lower the performance for all periods shown.


[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

1996        12.36%
1997        37.43%
1998        30.45%
1999        58.59%
2000       -12.35%
2001       -26.87%
2002       -21.21%
2003        22.80%
2004        11.14%
2005        18.16%


THE YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2006 WAS 2.29%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 38.61% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -20.81% (quarter ended March 31, 2001).

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2005)



                                                 PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
-----------------------------------------------------------------------------------------
The Equity Portfolio                               18.16%        -1.46%        10.03%
Russell 3000(R) Growth Index(1)                     5.17%        -3.15%         6.48%



(1) THE RUSSELL 3000(R) GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE COMPANIES IN THE RUSSELL 3000(R) INDEX WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


[SIDENOTE]

ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 10 calendar years.

AVERAGE ANNUAL TOTAL RETURNS


This table compares the average annual total returns of the Portfolio's Class X shares with those of an index that represents a broad measure of market performance over time.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


Advisory fee                                    0.42%
Distribution and service (12b-1) fees           None
Other expenses                                  0.11%
Total annual Portfolio operating expenses       0.53%



EXAMPLE


This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.


                          EXPENSES OVER TIME
                   ----------------------------------
                   1 YEAR  3 YEARS  5 YEARS  10 YEARS
                   ----------------------------------
                   $   54  $   170  $   296  $    665


[SIDENOTE]

ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2005. The Securities and Exchange Commission requires that the Portfolio disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[GRAPHIC]

ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to the Portfolio's investment strategies.


DEFENSIVE INVESTING. The Portfolio may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture that may be inconsistent with its principal investment strategies when the Investment Adviser believes it advisable to do so. Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When the Portfolio takes a defensive position, it may not achieve its investment objectives.

INVESTMENT POLICIES. The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any portfolio security. However, the Portfolio may be required to sell its illiquid securities holdings, or reduce its borrowings, if any, in response to fluctuations in the value of such holdings. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.


PORTFOLIO TURNOVER. The Portfolio may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this PROSPECTUS shows the Portfolio's turnover rates during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Portfolio buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs.

[GRAPHIC]

PORTFOLIO MANAGEMENT

The Fund has retained the Investment Adviser -- Morgan Stanley Investment Advisers Inc. -- to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 1221 Avenue of the Americas, New York, NY 10020.


The Portfolio's assets are managed within the U.S. Growth team. The team consists of portfolio managers and analysts. Current members of the team who are jointly and primarily responsible for the day-to-day management of the Portfolio are Dennis P. Lynch and David S. Cohen, Managing Directors of the Investment Adviser and Sam G. Chainani and Alexander Norton, Executive Directors of the Investment Adviser.

Mr. Lynch has been associated with the Investment Adviser in an investment management capacity since May 1998 and began managing the Portfolio in March 2006. Mr. Cohen has been associated with the Investment Adviser in an investment management capacity since May 1993 and began managing the Portfolio in March 2006. Mr. Chainani has been associated with the Investment Adviser in an investment management capacity since July 1996 and began managing the Portfolio in March 2006. Mr. Norton has been associated with the Investment Adviser in an investment management capacity since July 2000 and began managing the Portfolio in March 2006.

Mr. Lynch is the lead portfolio manager of the Portfolio. Messrs. Cohen, Chainani and Norton are co-portfolio managers. Members of the team collaborate to manage the assets of the Portfolio.

The Fund's STATEMENT OF ADDITIONAL INFORMATION provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.


The composition of the team may change without notice from time to time.


The Portfolio pays the Investment Adviser a monthly management fee as full compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 2005, the Portfolio accrued total compensation to the Investment Adviser amounting to 0.42% of the Portfolio's average daily net assets.

A discussion regarding the basis for the Board of Trustees approval of the investment advisory agreement is available in the Fund's semiannual report to shareholders for the period ended June 30, 2005.


[SIDENOTE]

MORGAN STANLEY INVESTMENT ADVISORS INC.


The Investment Adviser is widely recognized as a leader in the mutual fund industry and had approximately $90 billion in assets under management or administration as of March 31, 2006.

SHAREHOLDER INFORMATION

[GRAPHIC]

PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to and from separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

[GRAPHIC]

FREQUENT PURCHASES AND REDEMPTIONS


Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners is referred to as "market-timing" or "short-term trading" and may present risks for other contract owners with long-term interests in the Portfolio, which may include, among other things, dilution in the value of the Portfolio's shares indirectly held by contract owners with long term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs, and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market-timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price-arbitrage"). Investments in certain fixed income securities (such as high yield bonds) may be adversely affected by price arbitrage trading strategies.

The Portfolio's policies with respect to valuing portfolio securities are described below in "Pricing Fund Shares."


The Fund's Board of Trustees has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies generally do not provide specific contract owner transaction instructions to the Portfolio. The ability of the Portfolio to monitor such underlying activity, therefore, is limited. Consequently, the Portfolio must rely on the insurance company to monitor frequent short-term trading by contract owners. If the Portfolio identifies suspected market-timing activity, the insurance company will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners may be able to engage in frequent trading to the detriment of contract owners with long-term interests in the Portfolio. If the insurance company refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company.


[GRAPHIC]

PRICING FUND SHARES

The price of shares of the Portfolio, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share of the Portfolio is calculated once daily at 4:00 p.m. Eastern time on each day the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.


The value of the Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's securities may change on days when shareholders will not be able to purchase or sell their shares.


An exception to the general policy of using market prices concerns the Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

[GRAPHIC]

DISTRIBUTIONS


The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns income from stocks and/or interest from fixed-income investments. These amounts are passed along to Portfolio shareholders as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gains distributions."

Dividends from net investment income are declared and paid quarterly. Capital gains distributions, if any, are declared and paid at least once per year.


[GRAPHIC]

TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

[GRAPHIC]

PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's STATEMENT OF ADDITIONAL INFORMATION.

[GRAPHIC]

ADDITIONAL INFORMATION


The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries or service providers, including insurance companies and their affiliates, in connection with the sale or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class X shares for the past five years. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).


This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the STATEMENT OF ADDITIONAL INFORMATION from the Portfolio's annual report, which is available upon request.


Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the accompanying prospectus for either the variable annuity or the variable life contract issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.


YEAR ENDED DECEMBER 31,                            2005         2004         2003         2002         2001
SELECTED PER SHARE DATA:
Net asset value, beginning of period            $   24.07    $   21.75    $   17.78    $   22.66   $     39.68
                                                ---------    ---------    ---------    ---------   -----------
Income (loss) from investment operations:
  Net investment income*                               --         0.09         0.07         0.07          0.15
  Net realized and unrealized gain (loss)            4.39         2.33         3.97        (4.87)       (10.12)
                                                ---------    ---------    ---------    ---------   -----------
Total income (loss) from investment operations       4.39         2.42         4.04        (4.80)        (9.97)
                                                ---------    ---------    ---------    ---------   -----------
Less dividends and distributions from:
  Net investment income                                --        (0.10)       (0.07)       (0.08)        (0.16)
  Net realized gain                                    --           --           --           --         (6.89)
                                                ---------    ---------    ---------    ---------   -----------
Total dividends and distributions                      --        (0.10)       (0.07)       (0.08)        (7.05)
                                                ---------    ---------    ---------    ---------   -----------
Net asset value end of period                   $   28.46    $   24.07    $   21.75    $   17.78   $     22.66
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                       18.16%       11.14%       22.80%      (21.21)%      (26.87)%
-----------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:**
Expenses                                             0.53%        0.53%        0.52%        0.51%         0.51%
Net investment income                                0.02%        0.41%        0.38%        0.36%         0.55%
SUPPLEMENTAL DATA:
Net assets end of period (000's)                $ 485,662    $ 537,086    $ 616,027    $ 622,133   $ 1,022,335
Portfolio turnover rate                                72%         137%         210%         223%          329%

* The per share amounts were computed using an average number of shares outstanding during the period.

** Reflects overall Portfolio ratios for investment income and non-class specific expenses

+ Calculated based on the net asset value as of the last business day of the period.

MORGAN STANLEY VARIABLE INVESTMENT SERIES


- ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request information about the Portfolio, or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at: www.morganstanley.com/funds.


- YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor.


- INFORMATION ABOUT THE FUND (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's (the "SEC") Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.



(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3692)

PROSPECTUS - MAY 1, 2006


MORGAN STANLEY

VARIABLE INVESTMENT SERIES

THE S&P 500 INDEX PORTFOLIO

CLASS X



MORGAN STANLEY VARIABLE INVESTMENT SERIES IS A MUTUAL FUND COMPRISED OF 15 SEPARATE PORTFOLIOS, EACH WITH ITS OWN DISTINCTIVE INVESTMENT OBJECTIVE(S) AND POLICIES. IN THIS PROSPECTUS, SHARES OF THE S&P 500 INDEX PORTFOLIO (THE "PORTFOLIO") ARE BEING OFFERED.


SHARES OF THE PORTFOLIO ARE SOLD EXCLUSIVELY TO CERTAIN LIFE INSURANCE COMPANIES IN CONNECTION WITH PARTICULAR VARIABLE LIFE INSURANCE AND/OR VARIABLE ANNUITY CONTRACTS THEY ISSUE. THE INSURANCE COMPANIES INVEST IN SHARES OF THE PORTFOLIO IN ACCORDANCE WITH INSTRUCTIONS RECEIVED FROM OWNERS OF VARIABLE LIFE INSURANCE OR VARIABLE ANNUITY CONTRACTS.

THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE VARIABLE LIFE INSURANCE AND/OR VARIABLE ANNUITY CONTRACT ISSUED BY YOUR INSURANCE COMPANY.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                         CONTENTS


ELIGIBLE INVESTORS                                                             1

THE PORTFOLIO            INVESTMENT OBJECTIVE                                  2

                         PRINCIPAL INVESTMENT STRATEGIES                       2

                         PRINCIPAL RISKS                                       2

                         PAST PERFORMANCE                                      3

                         FEES AND EXPENSES OF THE PORTFOLIO                    4

                         ADDITIONAL INVESTMENT STRATEGY INFORMATION            5

                         ADDITIONAL RISK INFORMATION                           6

                         PORTFOLIO MANAGEMENT                                  7

SHAREHOLDER INFORMATION  PURCHASES AND SALES OF PORTFOLIO SHARES               8

                         FREQUENT PURCHASES AND REDEMPTIONS                    8

                         PRICING FUND SHARES                                   9

                         DISTRIBUTIONS                                        10

                         TAX CONSEQUENCES                                     10

                         PORTFOLIO HOLDINGS INFORMATION                       10

                         ADDITIONAL INFORMATION                               10

FINANCIAL HIGHLIGHTS                                                          11


                         This PROSPECTUS contains important information about the S&P 500 Index Portfolio and the Morgan Stanley Variable Investment Series. Please read it carefully and keep it for future reference.

ELIGIBLE INVESTORS


Morgan Stanley Variable Investment Series (the "Fund") is comprised of 15 separate portfolios, each with its own distinct investment objective(s) and policies. In this PROSPECTUS, shares of the S&P 500 Index Portfolio are being offered. The Fund's other portfolios are offered through separate prospectuses. The Fund is offered exclusively to life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they offer.


Shares of the Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of variable life insurance and/or variable annuity contracts.

Class X shares of the Portfolio are generally available to holders of (i) certain contracts offered by Metropolitan Life Insurance Company (formerly Paragon Life Insurance Company) and (ii) other contracts offered before May 1, 2000. For more information on eligibility to invest in Class X shares, contact the insurance company offering the accompanying prospectus. All Portfolio shares issued prior to May 1, 2000 have been designated Class X shares.

The Fund also offers Class Y shares of the Portfolio through a separate prospectus. Class Y shares are subject to different expenses.

THE S&P 500 INDEX PORTFOLIO

[GRAPHIC]

INVESTMENT OBJECTIVE

The Portfolio seeks to provide investment results that, before expenses, correspond to the total return (I.E., the combination of capital changes and income) of the Standard & Poor's(R) 500 Composite Stock Price Index ("S&P 500 Index").

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio will normally invest at least 80% of its assets in common stocks of companies included in the S&P 500 Index. The "Investment Adviser," Morgan Stanley Investment Advisors Inc., "passively" manages the Portfolio's assets by investing in stocks in approximately the same proportion as they are represented in the S&P 500 Index. For example, if the common stock of a specific company represents five percent of the S&P 500 Index, the Investment Adviser typically will invest the same percentage of the Portfolio's assets in that stock. The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies representing a significant portion of the market value of all common stocks publicly traded in the United States.

The Investment Adviser seeks a correlation between the performance of the Portfolio, before expenses, and that of the S&P 500 Index of 95% or better. A figure of 100% would indicate perfect correlation.

OTHER INVESTMENTS. The Portfolio may invest in foreign companies to the extent that they are included in the S&P 500 Index. In addition, the Portfolio may invest in stock index futures on the S&P 500 Index and Standard & Poor's Depositary Receipts ("SPDRs"). The Portfolio may also make temporary investments in money market instruments to manage cash flows into and out of the Portfolio. For more information, see the "Additional Investment Strategy Information" section.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the Portfolio.

[GRAPHIC]

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMON STOCKS. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company, as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

INDEX INVESTING. Another risk of investing in the Portfolio arises from its operation as a "passively" managed index Portfolio. As such, the adverse performance of a particular stock ordinarily will not result in the elimination of the stock from the Portfolio's portfolio. The Portfolio will remain invested in common stocks even when stock prices are generally falling. Ordinarily, the Investment Adviser will not sell the Portfolio's portfolio securities except to reflect additions or deletions of the stocks that comprise the S&P 500 Index, or as may be necessary to raise cash to pay Portfolio shareholders who sell Portfolio shares.

[SIDENOTE]

TOTAL RETURN

An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.

The performance of the S&P 500 Index is a hypothetical number which does not take into account brokerage commissions and other transaction costs, custody and other costs which will be borne by the Portfolio (e.g., advisory fee, transfer agency and accounting costs).

The Portfolio's ability to correlate its performance, before expenses, with the S&P 500 Index may be affected by, among other things, changes in securities markets, the manner in which the S&P 500 Index is calculated and the timing of purchases and sales. The Portfolio's ability to correlate its performance to the Index also depends to some extent on the size of the Portfolio's portfolio, the size of cash flows into and out of the Portfolio and differences between how and when the Portfolio and the Index are valued. The Investment Adviser regularly monitors the correlation and, in the event the desired correlation is not achieved, the Investment Adviser will determine what additional investment changes may need to be made.

OTHER RISKS. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in pursuing the Portfolio's investment strategies, including the Investment Adviser's ability to manage cash flows (primarily from purchases and sales, and distributions from the Portfolio's investments). The Portfolio is also subject to other risks from its other permissible investments, including risks associated with foreign securities, stock index futures and SPDRs. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

[GRAPHIC]

PAST PERFORMANCE


The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or annuity contracts, which would lower the performance for all periods shown.


[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

1999      20.23%
2000      -9.38%
2001     -12.23%
2002     -22.48%
2003      27.85%
2004      10.59%
2005       4.64%


THE YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2006 WAS 4.19%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 15.25% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -17.26% (quarter ended September 30, 2002).


[SIDENOTE]

ANNUAL TOTAL RETURNS


This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past seven calendar years.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2005)



                                                           LIFE OF THE PORTFOLIO
                              PAST 1 YEAR   PAST 5 YEARS     (SINCE 05/18/98)
--------------------------------------------------------------------------------
The S&P 500 Index Portfolio      4.64%          0.13%              2.76%
S&P 500(R) Index(1)              4.91%          0.55%              3.17%



(1) THE STANDARD & POOR'S 500(R) INDEX (S&P 500(R)) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


Advisory fee                                                       0.12%
Distribution and service (12b-1) fees                              None
Other expenses                                                     0.16%
Total annual Portfolio operating expenses                          0.28%



Example


This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.


                               EXPENSES OVER TIME
                      -------------------------------------
                      1 YEAR   3 YEARS   5 YEARS   10 YEARS
                      -------------------------------------
                      $   29   $    90   $   157   $    356


[SIDENOTE]


AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class X shares with those of an index that represents a broad measure of market performance over time.


ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2005. The Securities and Exchange Commission requires that the Portfolio disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[GRAPHIC]

ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to the Portfolio's investment strategies.

FOREIGN SECURITIES. The Portfolio may invest in foreign securities that are included in the S&P 500 Index.


STOCK INDEX FUTURES. The Portfolio may invest in stock index futures with respect to the S&P 500 Index. Stock index futures may be used to simulate investment in the S&P 500 Index while retaining a cash balance for portfolio management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns.


SPDRs. The Portfolio may invest up to 10% of its net assets in securities referred to as SPDRs (known as "spiders") that are designed to track the S&P 500 Index. SPDRs represent an ownership interest in the SPDR Trust, which holds a portfolio of common stocks that closely tracks the price performance and dividend yield of the S&P 500 Index. SPDRs trade on the American Stock Exchange like shares of common stock.


INVESTMENT POLICIES. The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any portfolio security. However, the Portfolio may be required to sell its illiquid securities holdings, or reduce its borrowings, if any, in response to fluctuations in the value of such holdings. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

[GRAPHIC]

ADDITIONAL RISK INFORMATION

This section provides additional information relating to the risks of investing in the Portfolio.

FOREIGN SECURITIES. The Portfolio's investments in the common stocks of foreign corporations (including American Depositary Receipts) may involve risks in addition to the risks associated with domestic securities. Foreign securities are affected by changes in currency rates. Foreign securities also have risks related to political and economic developments abroad. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies.


STOCK INDEX FUTURES. If the Portfolio invests in futures, its participation in these markets would subject the Portfolio's portfolio to certain risks. The Investment Adviser's predictions of movements in the direction of the stock market may be inaccurate, and the adverse consequences to the Portfolio (e.g., a reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. Other risks inherent in the use of futures include, for example, the possible imperfect correlation between the price of futures contracts and movements in the prices of the securities.


SPDRs. SPDRs, which the Portfolio may hold, have many of the same risks as direct investments in common stocks. The market value of SPDRs is expected to rise and fall as the S&P 500 Index rises and falls. If the Portfolio invests in SPDRs, it would, in addition to its own expenses, indirectly bear its ratable share of the SPDR's expenses.

[GRAPHIC]

PORTFOLIO MANAGEMENT

The Fund has retained the Investment Adviser -- Morgan Stanley Investment Advisors Inc. -- to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 1221 Avenue of the Americas, New York, NY 10020.


The Portfolio's assets are managed within the Systematic Active Equity team. The team consists of portfolio managers, analysts, and traders. Current members of the team who are primarily responsible for the day-to day management of the Portfolio are Kevin Jung, an Executive Director of the Investment Adviser and Thomas H. Moore, a Vice President of the Investment Adviser.

Mr. Jung has been associated with the Investment Adviser in an investment management capacity since September 1997 and began managing the Portfolio in October 1998. Mr. Moore has been associated with the Investment Adviser in an investment management capacity since August 1999 and began managing the Portfolio in March 2006.

The Fund's STATEMENT OF ADDITIONAL INFORMATION provides additional information about the portfolio manager's compensation structure, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolio.


The composition of the team may change without notice from time to time.


The Portfolio pays the Investment Adviser a monthly management fee as full compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 2005, the Portfolio accrued total compensation to the Investment Adviser amounting to 0.12% of the Portfolio's average daily net assets.

The Investment Adviser had agreed, on a permanent basis, to assume the Portfolio's operating expenses (except for brokerage and 12b-1 fees) to the extent such operating expenses exceed on an annualized basis 0.40% of the average daily net assets of the Portfolio (0.50% prior to May 1, 2004). Effective June 1, 2005, the Board of Trustees approved an amendment to the existing advisory arrangement of the Portfolio to further reduce the fee payable by the Portfolio to 0.12% of the portion of the daily net assets not exceeding $2 billion; and 0.10% of the portion of the daily net assets exceeding $2 billion.

A discussion regarding the basis for the Board of Trustees approval of the investment advisory agreement is available in the Fund's semiannual report to shareholders for the period ended June 30, 2005.


[SIDENOTE]

MORGAN STANLEY INVESTMENT ADVISORS INC.


The Investment Adviser is widely recognized as a leader in the mutual fund industry and had approximately $90 billion in assets under management or administration as of March 31, 2006.

SHAREHOLDER INFORMATION

[GRAPHIC]

PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to and from separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

[GRAPHIC]

FREQUENT PURCHASES AND REDEMPTIONS


Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners is referred to as "market-timing" or "short-term trading" and may present risks for other contract owners with long-term interests in the Portfolio, which may include, among other things, dilution in the value of the Portfolio's shares indirectly held by contract owners with long term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs, and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market-timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price-arbitrage"). Investments in certain fixed income securities (such as high yield bonds) may be adversely affected by price arbitrage trading strategies.

The Portfolio's policies with respect to valuing portfolio securities are described below in "Pricing Fund Shares."

The Fund's Board of Trustees has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies generally do not provide specific contract owner transaction instructions to the Portfolio. The ability of the Portfolio to monitor such underlying activity, therefore, is limited. Consequently, the Portfolio must rely on the insurance company to monitor frequent short-term trading by contract owners. If the Portfolio identifies suspected market-timing activity, the insurance company will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners may be able to engage in frequent trading to the detriment of contract owners with long-term interests in the Portfolio. If the insurance company refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company.


[GRAPHIC]

PRICING FUND SHARES

The price of shares of the Portfolio, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share of the Portfolio is calculated once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.


The value of the Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's securities may change on days when shareholders will not be able to purchase or sell their shares.

To the extent the Portfolio invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended, the Portfolio's net asset value is calculated based upon the net asset value of such fund. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.


An exception to the general policy of using market prices concerns the Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

[GRAPHIC]

DISTRIBUTIONS


The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns income from stocks and interest from fixed-income investments. These amounts are passed along to the Portfolio shareholders as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gains distributions."

Dividends from net investment income are declared and paid at least once per calendar year. Capital gains distributions, if any, are declared and paid at least once per year


[GRAPHIC]

TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

[GRAPHIC]

PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's STATEMENT OF ADDITIONAL INFORMATION.

[GRAPHIC]

ADDITIONAL INFORMATION


The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries or service providers, including insurance companies and their affiliates; in connection with the sale or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class X shares for the past five years. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).


This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the STATEMENT OF ADDITIONAL INFORMATION from the Portfolio's annual report, which is available upon request.


Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the accompanying prospectus for either the variable annuity or the variable life contract issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.


YEAR ENDED DECEMBER 31,                             2005            2004            2003            2002            2001
SELECTED PER SHARE DATA:
Net asset value beginning of period              $     11.14     $     10.17     $      8.04     $     10.48     $     12.05
                                                 -----------     -----------     -----------     -----------     -----------
Income (loss) from investment operations:
  Net investment income*                                0.18            0.17            0.12            0.10            0.10
  Net realized and unrealized gain (loss)               0.33            0.90            2.11           (2.45)          (1.57)
                                                 -----------     -----------     -----------     -----------     -----------
Total income (loss) from investment operations          0.51            1.07            2.23           (2.35)          (1.47)
                                                 -----------     -----------     -----------     -----------     -----------
Less dividends from net investment income              (0.19)          (0.10)          (0.10)          (0.09)          (0.10)
                                                 -----------     -----------     -----------     -----------     -----------
Net asset value end of period                    $     11.46     $     11.14     $     10.17     $      8.04     $     10.48
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                           4.64%          10.59%          27.85%         (22.48)%        (12.23)%
----------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:**
Expenses                                                0.28%           0.33%           0.46%           0.46%           0.46%
Net investment income                                   1.59%           1.69%           1.31%           1.15%           0.95%
SUPPLEMENTAL DATA:
Net assets end of period (000's)                 $   103,899     $   130,944     $   135,767     $   110,789     $   165,465
Portfolio turnover rate                                    5%              4%              0%              5%              4%

* The per share amounts were computed using an average number of shares outstanding during the period.

** Reflects overall Portfolio ratios for investment income and non-class specific expenses

+ Calculated based on the net asset value as of the last business day of the period.

MORGAN STANLEY VARIABLE INVESTMENT SERIES


- ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request information about the Portfolio, or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at: www.morganstanley.com/funds.


- YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor.


- INFORMATION ABOUT THE FUND (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's (the "SEC") Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.



(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3692)

PROSPECTUS - MAY 1, 2006


MORGAN STANLEY

VARIABLE INVESTMENT SERIES

THE GLOBAL ADVANTAGE PORTFOLIO

CLASS X



MORGAN STANLEY VARIABLE INVESTMENT SERIES IS A MUTUAL FUND COMPRISED OF 15 SEPARATE PORTFOLIOS, EACH WITH ITS OWN DISTINCTIVE INVESTMENT OBJECTIVE(S) AND POLICIES. IN THIS PROSPECTUS, SHARES OF THE GLOBAL ADVANTAGE PORTFOLIO (THE "PORTFOLIO") ARE BEING OFFERED.


SHARES OF THE PORTFOLIO ARE SOLD EXCLUSIVELY TO CERTAIN LIFE INSURANCE COMPANIES IN CONNECTION WITH PARTICULAR VARIABLE LIFE INSURANCE AND/OR VARIABLE ANNUITY CONTRACTS THEY ISSUE. THE INSURANCE COMPANIES INVEST IN SHARES OF THE PORTFOLIO IN ACCORDANCE WITH INSTRUCTIONS RECEIVED FROM OWNERS OF VARIABLE LIFE INSURANCE OR VARIABLE ANNUITY CONTRACTS.

THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE VARIABLE LIFE INSURANCE AND/OR VARIABLE ANNUITY CONTRACT ISSUED BY YOUR INSURANCE COMPANY.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                         CONTENTS


ELIGIBLE INVESTORS                                                             1

THE PORTFOLIO            INVESTMENT OBJECTIVE                                  2

                         PRINCIPAL INVESTMENT STRATEGIES                       2

                         PRINCIPAL RISKS                                       2

                         PAST PERFORMANCE                                      4

                         FEES AND EXPENSES OF THE PORTFOLIO                    5

                         ADDITIONAL INVESTMENT STRATEGY INFORMATION            6

                         ADDITIONAL RISK INFORMATION                           6

                         PORTFOLIO MANAGEMENT                                  7

SHAREHOLDER INFORMATION  PURCHASES AND SALES OF PORTFOLIO SHARES               8

                         FREQUENT PURCHASES AND REDEMPTIONS                    8

                         PRICING FUND SHARES                                   9

                         DISTRIBUTIONS                                        10

                         TAX CONSEQUENCES                                     10

                         PORTFOLIO HOLDINGS INFORMATION                       10

                         ADDITIONAL INFORMATION                               10

FINANCIAL HIGHLIGHTS                                                          11


                         This PROSPECTUS contains Important Information about the Global Advantage Portfolio and the Morgan Stanley Variable Investment Series. Please read it carefully and keep it for future reference.

ELIGIBLE INVESTORS


Morgan Stanley Variable Investment Series (the "Fund") is comprised of 15 separate portfolios, each with its own distinct investment objective(s) and policies. In this PROSPECTUS, shares of the Global Advantage Portfolio are being offered. The Fund's other portfolios are offered through separate prospectuses. The Fund is offered exclusively to life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they offer.


Shares of the Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of variable life insurance and/or variable annuity contracts.

Class X shares of the Portfolio are generally available to holders of (i) certain contracts offered by Metropolitan Life Insurance Company (formerly Paragon Life Insurance Company) and (ii) other contracts offered before May 1, 2000. For more information on eligibility to invest in Class X shares, contact the insurance company offering the accompanying prospectus. All Portfolio shares issued prior to May 1, 2000 have been designated Class X shares.

The Fund also offers Class Y shares of the Portfolio through a separate prospectus. Class Y shares are subject to different expenses.

THE GLOBAL ADVANTAGE PORTFOLIO

[GRAPHIC]

INVESTMENT OBJECTIVE

The Portfolio seeks long-term capital growth.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES


The Portfolio will normally invest at least 65% of its assets in equity securities of companies located throughout the world (including the United States). The Portfolio may also invest in foreign securities issued by companies located in emerging market countries. The Portfolio's equity securities may include common stock, preferred stock, depositary receipts and/or convertible securities.

The Portfolio's "Investment Adviser," Morgan Stanley Investment Advisors Inc., utilizes a bottom-up investment approach that emphasizes stock selection and disposition on an individual company basis. The Portfolio's Investment Adviser seeks to invest in growth companies focusing on companies believed to offer strong business fundamentals at an attractive valuation. In determining whether to buy or sell a particular security, the Investment Adviser considers a number of factors, including changes in the issuer's financial and/or industry position, as well as general economic and market conditions.

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.

OTHER INVESTMENTS. The Portfolio's investments also may include forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. In addition, the Portfolio may use these instruments to modify its exposure to various currency markets. For more information, see the "Additional Investment Strategy Information" section.


[GRAPHIC]

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


A principal risk of investing in the Portfolio is associated with its stock investments. In particular, the prices of stocks may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions.

FOREIGN SECURITIES. The Portfolio's investment in foreign securities involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio may convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of


[SIDENOTE]

CAPITAL GROWTH

An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.

that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.

The foreign securities in which the Portfolio may invest may be issued by companies located in emerging market countries. Compared to the United States and other developed countries, emerging market countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them to any voting rights with respect to the deposited securities.

OTHER RISKS. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. The Portfolio is also subject to other risks from its permissible investments, including the risks associated with convertible securities and forward foreign currency exchange contracts. For more information about these risks, see the "Additional Risk Information" section.


Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

[GRAPHIC]

PAST PERFORMANCE


The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or variable annuity contracts, which would lower the performance for all periods shown.


[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

1999      26.88%
2000     -17.39%
2001     -23.33%
2002     -20.81%
2003      31.12%
2004      12.54%
2005       6.80%


THE YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2006 WAS 6.43%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 18.60% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -20.70% (quarter ended September 30, 2002).



AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2005)



                                                              LIFE OF PORTFOLIO
                                  PAST 1 YEAR   PAST 5 YEARS   (SINCE 05/18/98)
-------------------------------------------------------------------------------
The Global Advantage Portfolio       6.80%         -0.88%          -0.21%
MSCI World Index(1)                  9.49%          2.18%           3.68%



(1) THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX MEASURES PERFORMANCE FROM A DIVERSE RANGE OF GLOBAL STOCK MARKETS, INCLUDING THE UNITED STATES, CANADA, EUROPE, AUSTRALIA, NEW ZEALAND AND THE FAR EAST. THE PERFORMANCE OF THE INDEX IS LISTED IN U.S. DOLLARS AND ASSUMES REINVESTMENT OF NET DIVIDENDS. "NET DIVIDENDS" REFLECTS A REDUCTION IN DIVIDENDS AFTER TAKING INTO ACCOUNT WITHHOLDING OF TAXES BY CERTAIN FOREIGN COUNTRIES REPRESENTED IN THE INDEX. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


[SIDENOTE]

ANNUAL TOTAL RETURNS


This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past seven calendar years.


AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class X shares with those of an index that represents a broad measure of market performance over time.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


Advisory fee                                                                0.57%
Distribution and service (12b-1) fees                                       None
Other expenses                                                              0.35%
Total annual Portfolio operating expenses                                   0.92%



Example


This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.


                                EXPENSES OVER TIME
                      -------------------------------------
                      1 YEAR   3 YEARS   5 YEARS   10 YEARS
                      -------------------------------------
                      $   94   $   293   $   509   $  1,131


[SIDENOTE]

ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2005. The Securities and Exchange Commission requires that the Portfolio disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[GRAPHIC]

ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to the Portfolio's investment strategies.


CONVERTIBLE SECURITIES. The Portfolio also may invest a portion of its assets in convertible securities, a portion of which may be rated below investment grade. Convertible securities are securities that generally pay interest and may be converted into common stock. These securities may carry risks associated with both common stock and fixed-income securities.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Portfolio's investments also may include forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. In addition, the Portfolio may use these instruments to modify its exposure to various currency markets.

DEFENSIVE INVESTING. The Portfolio may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture that may be inconsistent with its principal investment strategies when the Investment Adviser believes it advisable to do so. Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When the Portfolio takes a defensive position, it may not achieve its investment objective.

INVESTMENT POLICIES. The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any portfolio security. However, the Portfolio may be required to sell its illiquid securities holdings, or reduce its borrowings, if any, in response to fluctuations in the value of such holdings. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.


PORTFOLIO TURNOVER. The Portfolio may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this PROSPECTUS shows the Portfolio's turnover rates during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Portfolio buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs.

[GRAPHIC]


ADDITIONAL RISK INFORMATION

This section provides additional information relating to the risks of investing in the Portfolio.

CONVERTIBLE SECURITIES. The Portfolio may invest in convertible securities which subject the Portfolio to the risks associated with both fixed-income securities and common stocks. Fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. A portion of the Portfolio's convertible investments may be rated below investment grade. Securities rated below investment grade are commonly known as "junk bonds" and have speculative credit risk characteristics.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Use of forward foreign currency exchange contracts involves risks. If the Investment Adviser employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's volatility and, thus, could involve a significant risk.

[GRAPHIC]

PORTFOLIO MANAGEMENT

The Fund has retained the Investment Adviser -- Morgan Stanley Investment Advisors Inc. -- to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 1221 Avenue of the Americas, New York, NY 10020.


The Portfolio's assets are managed within the International Multi Cap Growth team. The team consists of portfolio managers and analysts. Eddie Ramos, an Executive Director of the Investment Adviser, is a current member of the team primarily responsible for the day-to-day management of the Portfolio.

Mr. Ramos has been associated with the Investment Adviser in an investment management capacity since June 2005 and began managing the Portfolio in December 2005. Prior to June 2005, Mr. Ramos was a Vice President for Brown Capital Management working as a portfolio manager and research analyst.

The Fund's STATEMENT OF ADDITIONAL INFORMATION provides additional information about the portfolio manager's compensation structure, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolio.

The composition of the team may change without notice from time to time.

The Portfolio pays the Investment Adviser a monthly management fee as full compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 2005, the Portfolio accrued total compensation to the Investment Adviser amounting to 0.57% of the Portfolio's average daily net assets.

A discussion regarding the basis for the Board of Trustees approval of the investment advisory agreement is available in the Fund's semiannual report to shareholders for the period ended June 30, 2005.


[SIDENOTE]

MORGAN STANLEY INVESTMENT ADVISORS INC.


The Investment Adviser is widely recognized as a leader in the mutual fund industry and had approximately $90 billion in assets under management or administration as of March 31, 2006.

SHAREHOLDER INFORMATION

[GRAPHIC]

PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to and from separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may possibly arise due to these arrangements and to determine what action, if any, should be taken in response.

[GRAPHIC]

FREQUENT PURCHASES AND REDEMPTIONS


Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners is referred to as "market-timing" or "short-term trading" and may present risks for other contract owners with long-term interests in the Portfolio, which may include, among other things, dilution in the value of the Portfolio's shares indirectly held by contract owners with long term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs, and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market-timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price-arbitrage"). Investments in certain fixed income securities (such as high yield bonds) may be adversely affected by price arbitrage trading strategies.

The Portfolio's policies with respect to valuing portfolio securities are described below in "Pricing Fund Shares."


The Fund's Board of Trustees has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies generally do not provide specific contract owner transaction instructions to the Portfolio. The ability of the Portfolio to monitor such underlying activity, therefore, is limited. Consequently, the Portfolio must rely on the insurance company to monitor frequent short-term trading by contract owners. If the Portfolio identifies suspected market-timing activity, the insurance company will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners may be able to engage in frequent trading to the detriment of contract owners with long-term interests in the Portfolio. If the insurance company refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company.


[GRAPHIC]

PRICING FUND SHARES

The price of shares of the Portfolio, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share of the Portfolio is calculated once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.


The value of the Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's securities may change on days when shareholders will not be able to purchase or sell their shares.

To the extent the Portfolio invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended, the Portfolio's net asset value is calculated based upon the net asset value of such fund. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.


An exception to the general policy of using market prices concerns the Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

[GRAPHIC]

DISTRIBUTIONS


The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns income from stocks and interest from fixed-income investments. These amounts are passed along to Portfolio shareholders as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gains distributions."

Dividends from net investment income are declared and paid at least once per calendar year. Capital gains distributions, if any, are declared and paid at least once per year.


[GRAPHIC]

TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

[GRAPHIC]

PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's STATEMENT OF ADDITIONAL INFORMATION.

[GRAPHIC]

ADDITIONAL INFORMATION


The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries or service providers, including insurance companies and their affiliates, in connection with the sale or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class X shares for the past five years. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).


This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the STATEMENT OF ADDITIONAL INFORMATION from the Portfolio's annual report, which is available upon request.


Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the accompanying prospectus for either the variable annuity contract or the variable life contract issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.


YEAR ENDED DECEMBER 31,                                 2005           2004           2003           2002           2001
SELECTED PER SHARE DATA:
Net asset value beginning of period                  $     8.18     $     7.30     $     5.63     $     7.17     $    10.18
                                                     ----------     ----------     ----------     ----------     ----------
Income (loss) from investment operations:
  Net investment income*                                   0.09           0.06           0.05           0.05           0.05
  Net realized and unrealized gain (loss)                  0.46           0.85           1.69          (1.53)         (2.36)
                                                     ----------     ----------     ----------     ----------     ----------
Total income (loss) from investment operations             0.55           0.91           1.74          (1.48)         (2.31)
                                                     ----------     ----------     ----------     ----------     ----------
Less dividends and distributions from:
  Net investment income                                   (0.02)         (0.03)         (0.07)         (0.06)         (0.06)
  Net realized gain                                          --             --             --             --          (0.64)
                                                     ----------     ----------     ----------     ----------     ----------
Total dividends and distributions                         (0.02)         (0.03)         (0.07)         (0.06)         (0.70)
                                                     ----------     ----------     ----------     ----------     ----------
Net asset value end of period                        $     8.71     $     8.18     $     7.30     $     5.63     $     7.17
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                              6.80%         12.54%         31.12%        (20.81)%       (23.33)%
---------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:**
Expenses                                                   0.92%          0.84%          0.93%          0.80%          0.75%
Net investment income                                      1.09%          0.79%          0.87%          0.72%          0.55%
SUPPLEMENTAL DATA:
Net assets end of period (000's)                     $   19,227     $   23,620     $   25,598     $   22,866     $   40,084
Portfolio turnover rate                                      89%           111%            98%           119%            47%

* The per share amounts were computed using an average number of shares outstanding during the period.

** Reflects overall Portfolio ratios for investment income and non-class specific expenses

+ Calculated based on the net asset value as of the last business day of the period.

MORGAN STANLEY VARIABLE INVESTMENT SERIES


- ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request information about the Portfolio, or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at: www.morganstanley.com/funds.


- YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor.


- INFORMATION ABOUT THE FUND (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's (the "SEC") Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.



(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3692)

PROSPECTUS - MAY 1, 2006


MORGAN STANLEY

VARIABLE INVESTMENT SERIES

THE AGGRESSIVE EQUITY PORTFOLIO

CLASS X



MORGAN STANLEY VARIABLE INVESTMENT SERIES IS A MUTUAL FUND COMPRISED OF 15 SEPARATE PORTFOLIOS, EACH WITH ITS OWN DISTINCTIVE INVESTMENT OBJECTIVE(S) AND POLICIES. IN THIS PROSPECTUS, SHARES OF THE AGGRESSIVE EQUITY PORTFOLIO (THE "PORTFOLIO") ARE BEING OFFERED.


SHARES OF THE PORTFOLIO ARE SOLD EXCLUSIVELY TO CERTAIN LIFE INSURANCE COMPANIES IN CONNECTION WITH PARTICULAR VARIABLE LIFE INSURANCE AND/OR VARIABLE ANNUITY CONTRACTS THEY ISSUE. THE INSURANCE COMPANIES INVEST IN SHARES OF THE PORTFOLIO IN ACCORDANCE WITH INSTRUCTIONS RECEIVED FROM OWNERS OF VARIABLE LIFE INSURANCE OR VARIABLE ANNUITY CONTRACTS.

THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE VARIABLE LIFE INSURANCE AND/OR VARIABLE ANNUITY CONTRACT ISSUED BY YOUR INSURANCE COMPANY.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                         CONTENTS

ELIGIBLE INVESTORS                                                         1

THE PORTFOLIO            INVESTMENT OBJECTIVE                              2

                         PRINCIPAL INVESTMENT STRATEGIES                   2

                         PRINCIPAL RISKS                                   2

                         PAST PERFORMANCE                                  4

                         FEES AND EXPENSES OF THE PORTFOLIO                5

                         ADDITIONAL INVESTMENT STRATEGY INFORMATION        6

                         ADDITIONAL RISK INFORMATION                       7

                         PORTFOLIO MANAGEMENT                              8

SHAREHOLDER INFORMATION  PURCHASES AND SALES OF PORTFOLIO SHARES           9

                         FREQUENT PURCHASES AND REDEMPTIONS                9

                         PRICING FUND SHARES                              10

                         DISTRIBUTIONS                                    11

                         TAX CONSEQUENCES                                 11

                         PORTFOLIO HOLDINGS INFORMATION                   11

                         ADDITIONAL INFORMATION                           11

FINANCIAL HIGHLIGHTS                                                      12

                         This PROSPECTUS contains important information about the Aggressive Equity Portfolio and the Morgan Stanley Variable Investment Series. Please read it carefully and keep it for future reference.

ELIGIBLE INVESTORS


Morgan Stanley Variable Investment Series (the "Fund") is comprised of 15 separate portfolios, each with its own distinct investment objective(s) and policies. In this PROSPECTUS, shares of the Aggressive Equity Portfolio are being offered. The Fund's other portfolios are offered through separate prospectuses. The Fund is offered exclusively to life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they offer.


Shares of the Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of variable life insurance and/or variable annuity contracts.

Class X shares of the Portfolio are generally available to holders of (i) certain contracts offered by Metropolitan Life Insurance Company (formerly Paragon Life Insurance Company) and (ii) other contracts offered before May 1, 2000. For more information on eligibility to invest in Class X shares, contact the insurance company offering the accompanying prospectus. All Portfolio shares issued prior to May 1, 2000 have been designated Class X shares.

The Fund also offers Class Y shares of the Portfolio through a separate prospectus. Class Y shares are subject to different expenses.

THE AGGRESSIVE EQUITY PORTFOLIO

[GRAPHIC]

INVESTMENT OBJECTIVE

The Portfolio seeks long-term capital growth.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio normally invests at least 80% of its assets in common stocks and other equity securities of companies that the "Investment Adviser," Morgan Stanley Investment Advisors Inc., believes offer the potential for superior earnings growth. The Portfolio's other equity securities may include preferred stock, depositary receipts and securities convertible into common stock, rights and warrants.


The Investment Adviser follows a flexible investment program in seeking to achieve the Portfolio's investment objective. In accordance with the Portfolio's investment strategy, the capitalization range of securities in which the Portfolio may invest is consistent with the capitalization range of the Russell 3000(R) Growth Index, which as of February 28, 2006 is between $27 million and $349 billion. The Investment Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Investment Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The Investment Adviser generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

Up to 25% of the Portfolio's net assets may be invested in foreign securities, which may include emerging market securities.

OTHER INVESTMENTS. The Portfolio may invest in fixed-income and convertible securities and may also utilize options and futures and forward foreign currency exchange contracts. For additional information, see the "Additional Investment Strategy Information" section.


[GRAPHIC]

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMON STOCKS AND OTHER EQUITY SECURITIES. A principal risk of investing in the Portfolio is associated with its common stock and its other equity investments. In general, stock and other equity security values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

SMALL AND MEDIUM CAPITALIZATION COMPANIES. The Portfolio's investments in smaller and medium-sized companies carry more risk than investments in larger companies. While some of the Portfolio's holdings in these companies may be listed on a national securities exchange, such securities are more likely to be traded in the over-the-counter market. The low market liquidity of these securities may have an adverse impact on the Portfolio's ability to sell certain securities at favorable prices and may also make it difficult for the Portfolio to obtain market quotations based on actual trades for purposes of valuing the Portfolio's securities. Investing in lesser-known, smaller and medium capitalization companies involves greater risk of volatility of the Portfolio's net asset value than is customarily associated with larger, more established companies. Often smaller and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

[SIDENOTE]

CAPITAL GROWTH

An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.

FOREIGN SECURITIES. The Portfolio's investment in foreign securities involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio may convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.

The foreign securities in which the Portfolio may invest may be issued by companies located in emerging market countries. Compared to the United States and other developed countries, emerging market countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them to any voting rights with respect to the deposited securities.

OTHER RISKS. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. The Portfolio is also subject to other risks from its permissible investments, including the risks associated with its investments in fixed-income securities, convertible securities, options and futures and forward foreign currency exchange contracts. For more information about these risks, see the "Additional Risk Information" section.


Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

[GRAPHIC]

PAST PERFORMANCE


The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or variable annuity contracts, which would lower the performance for all periods shown.


[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

2000     -1.75%
2001    -28.46%
2002    -22.60%
2003     26.06%
2004     12.71%
2005     23.17%


THE YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2006 WAS 5.23%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 13.11% (quarter ended December 31, 2003) and the lowest return for a calendar quarter was -21.38% (quarter ended March 31, 2001).

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2005)



                                                                LIFE OF PORTFOLIO
                                      PAST 1 YEAR  PAST 5 YEARS  (SINCE 05/04/99)
The Aggressive Equity Portfolio          23.17%        -0.63%         5.08%
Russell 3000(R) Growth Index(1)           5.17%        -3.15%        -2.63%



(1) THE RUSSELL 3000(R) GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE COMPANIES IN THE RUSSELL 3000(R) INDEX WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


[SIDENOTE]

ANNUAL TOTAL RETURNS


This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past six calendar years.


AVERAGE ANNUAL TOTAL RETURNS


This table compares the average annual total returns of the Portfolio's Class X shares with those of an index that represents a broad measure of market performance over time.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


Advisory fee                                              0.67%
Distribution and service (12b-1) fees                     None
Other expenses                                            0.19%
Total annual Portfolio operating expenses                 0.86%



EXAMPLE


This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.


                            EXPENSES OVER TIME
               ---------------------------------------------
               1 YEAR      3 YEARS      5 YEARS     10 YEARS
               ---------------------------------------------
               $   88      $  274       $  477      $  1,061


[SIDENOTE]

ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2005. The Securities and Exchange Commission requires that the Portfolio disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[GRAPHIC]

ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to the Portfolio's investment strategies.

FIXED-INCOME SECURITIES. The Portfolio may invest up to 20% of its assets in (a) fixed-income securities of U.S. companies, (b) fixed-income securities of foreign companies and governments and international organizations and (c) U.S. government securities, issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. However, no more than 5% of the Portfolio's assets may be invested in debt securities rated lower than investment grade or, if unrated, of comparable quality as determined by the Investment Adviser (commonly known as "junk bonds").

CONVERTIBLE SECURITIES. The Portfolio also may invest in convertible securities, a portion of which may be rated below investment grade. Convertible securities are securities that generally pay interest and may be converted into common stock. These securities may carry risks associated with both common stock and fixed-income securities.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Portfolio may invest up to 20% of its assets in forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at a specified price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities and the currencies in which they are denominated.

OPTIONS AND FUTURES. The Portfolio may invest up to 20% of its assets in put and call options and futures with respect to financial instruments, stock and interest rate indexes and foreign currencies (with a limit of 5% of its net assets for the purchase of put and call options). Options and futures may be used to seek higher returns or to seek to protect against a decline in security or currency prices or an increase in prices of securities or currencies that may be purchased.


DEFENSIVE INVESTING. The Portfolio may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture that may be inconsistent with its principal investment strategies when the Investment Adviser believes it advisable to do so. Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When the Portfolio takes a defensive position, it may not achieve its investment objective.

INVESTMENT POLICIES. The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any portfolio security. However, the Portfolio may be required to sell its illiquid securities holdings, or reduce its borrowings, if any, in response to fluctuations in the value of such holdings. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.


PORTFOLIO TURNOVER. The Portfolio may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this PROSPECTUS shows the Portfolio's turnover rates during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Portfolio buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs.

[GRAPHIC]

ADDITIONAL RISK INFORMATION

This section provides additional information relating to the risks of investing in the Portfolio.

FIXED-INCOME SECURITIES. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. A portion of the Portfolio's fixed-income investments may have speculative characteristics. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)

CONVERTIBLE SECURITIES. The Portfolio's investments in convertible securities (which are securities that generally pay interest and may be converted into common stock), may carry risks associated with both fixed-income securities and common stock. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

The Portfolio may invest up to 5% of its net assets in convertible securities that are below investment grade quality. Securities rated below investment grade are commonly known as "junk bonds" and have speculative characteristics.

OPTIONS AND FUTURES. If the Portfolio invests in futures or options, its participation in these markets would subject the Portfolio to certain risks. If the Investment Adviser's predictions of movements in the direction of the underlying index, instrument or foreign currency are inaccurate, the adverse consequences to the Portfolio (e.g., a reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. Other risks inherent in the use of futures and options, include, for example, the possible imperfect correlation between the price of futures contracts and movements in the prices of the underlying index, instrument or foreign currency, and the possible absence of a liquid secondary market for any particular instrument.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Use of forward foreign currency exchange contracts involves risks. If the Investment Adviser employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss or a smaller gain than if the strategy had not been employed. The contracts also may increase the Portfolio's volatility and, thus, could involve a significant risk.

[GRAPHIC]

PORTFOLIO MANAGEMENT

The Fund has retained the Investment Adviser -- Morgan Stanley Investment Advisors Inc. -- to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 1221 Avenue of the Americas, New York, NY 10020.


The Portfolio's assets are managed within the U.S. Growth team. The team consists of portfolio managers and analysts. Current members of the team who are jointly and primarily responsible for the day-to-day management of the Portfolio are Dennis P. Lynch and David S. Cohen, Managing Directors of the Investment Adviser, and Sam G. Chainani and Alexander Norton, Executive Directors of the Investment Adviser.

Mr. Lynch has been associated with the Investment Adviser in an investment management capacity since May 1998 and began managing the Portfolio in June 2004. Mr. Cohen has been associated with the Investment Adviser in an investment management capacity since May 1993 and began managing the Portfolio in June 2004. Mr. Chainani has been associated with the Investment Adviser in an investment management capacity since July 1996 and began managing the Portfolio in June 2004. Mr. Norton has been associated with the Investment Adviser in an investment management capacity since July 2000 and began managing the Portfolio in July 2005.

Mr. Lynch is the lead portfolio manager of the Portfolio. Messrs. Cohen, Chainani and Norton are co-portfolio managers. Members of the team collaborate to manage the assets of the Portfolio.

The Fund's STATEMENT OF ADDITIONAL INFORMATION provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.


The composition of the team may change without notice from time to time.


The Portfolio pays the Investment Adviser a monthly management fee as full compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 2005, the Portfolio accrued total compensation to the Investment Adviser amounting to 0.67% of the Portfolio's average daily net assets.

A discussion regarding the basis for the Board of Trustees approval of the investment advisory agreement is available in the Fund's semiannual report to shareholders for the period ended June 30, 2005.


[SIDENOTE]

MORGAN STANLEY INVESTMENT ADVISORS INC.


The Investment Adviser is widely recognized as a leader in the mutual fund industry and had approximately $90 billion in assets under management or administration as of March 31, 2006.

SHAREHOLDER INFORMATION

[GRAPHIC]

PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to and from separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

[GRAPHIC]

FREQUENT PURCHASES AND REDEMPTIONS


Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners is referred to as "market-timing" or "short-term trading" and may present risks for other contract owners with long-term interests in the Portfolio, which may include, among other things, dilution in the value of the Portfolio's shares indirectly held by contract owners with long term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs, and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market-timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price-arbitrage"). Investments in certain fixed income securities (such as high yield bonds) may be adversely affected by price arbitrage trading strategies.

The Portfolio's policies with respect to valuing portfolio securities are described below in "Pricing Fund Shares."


The Fund's Board of Trustees has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies generally do not provide specific contract owner transaction instructions to the Portfolio. The ability of the Portfolio to monitor such underlying activity, therefore, is limited. Consequently, the Portfolio must rely on the insurance company to monitor frequent short-term trading by contract owners. If the Portfolio identifies suspected market-timing activity, the insurance company will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners may be able to engage in frequent trading to the detriment of contract owners with long-term interests in the Portfolio. If the insurance company refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company.


[GRAPHIC]

PRICING FUND SHARES

The price of shares of the Portfolio, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share of the Portfolio is calculated once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.


The value of the Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's securities may change on days when shareholders will not be able to purchase or sell their shares.

To the extent the Portfolio invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended, the Portfolio's net asset value is calculated based upon the net asset value of such fund. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.


An exception to the general policy of using market prices concerns the Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

[GRAPHIC]

DISTRIBUTIONS


The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns income from stocks and interest from fixed-income investments. These amounts are passed along to Portfolio shareholders as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gains distributions."

Dividends from net investment income are declared and paid at least once per calendar year. Capital gains distributions, if any, are declared and paid at least once per year.


[GRAPHIC]

TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

[GRAPHIC]

PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's STATEMENT OF ADDITIONAL INFORMATION.

[GRAPHIC]

ADDITIONAL INFORMATION


The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries or service providers, including insurance companies and their affiliates, in connection with the sale or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class X shares for the past five years. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).


This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the STATEMENT OF ADDITIONAL INFORMATION from the Portfolio's annual report, which is available upon request.


Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the accompanying prospectus for either the variable annuity or the variable life contract issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.


YEAR ENDED DECEMBER31,                                  2005           2004           2003           2002           2001
SELECTED PER SHARE DATA:
Net asset value, beginning of period                 $    11.18     $     9.92     $     7.87     $    10.20     $    14.31
                                                     ----------     ----------     ----------     ----------     ----------
Income (loss) from investment operations:
  Net investment income (loss)*                           (0.03)         (0.02)          0.01           0.01           0.02
  Net realized and unrealized gain (loss)                  2.62           1.28           2.04          (2.31)         (4.09)
                                                     ----------     ----------     ----------     ----------     ----------
Total income (loss) from investment operations             2.59           1.26           2.05          (2.30)         (4.07)
                                                     ----------     ----------     ----------     ----------     ----------
Less dividends from net investment income                    --           0.00###        0.00##        (0.03)         (0.04)
                                                     ----------     ----------     ----------     ----------     ----------
Net asset value end of period                        $    13.77     $    11.18     $     9.92     $     7.87     $    10.20
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                             23.17%         12.71%         26.06%        (22.60)%       (28.46)%
------------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:**
Expenses                                                   0.86%          0.85%          0.87%          0.84%          0.84%
Net investment income (loss)                              (0.29)%        (0.16)%         0.10%          0.07%          0.21%
SUPPLEMENTAL DATA:
Net assets end of period (000's)                     $   37,130     $   38,347     $   42,363     $   39,724     $   69,418
Portfolio turnover rate                                      85%           185%           195%           268%           409%

* The per share amounts were computed using an average number of shares outstanding during the period.

** Reflects overall Portfolio ratios for investment income and non-class specific expenses

+ Calculated based on the net asset value as of the last business day of the period.

##   Distribution of investment income of less than $0.001.

###  Distribution of investment income of $0.001.

MORGAN STANLEY VARIABLE INVESTMENT SERIES


- ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected Portfolio's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request information about the Portfolio, or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at: www.morganstanley.com/funds.


- YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor.


- INFORMATION ABOUT THE FUND (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's (the "SEC") Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.



(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3692)

PROSPECTUS - MAY 1, 2006


MORGAN STANLEY

VARIABLE INVESTMENT SERIES

THE INFORMATION PORTFOLIO

CLASS X



MORGAN STANLEY VARIABLE INVESTMENT SERIES IS A MUTUAL FUND COMPRISED OF 15 SEPARATE PORTFOLIOS, EACH WITH ITS OWN DISTINCTIVE INVESTMENT OBJECTIVE(S) AND POLICIES. IN THIS PROSPECTUS, SHARES OF THE INFORMATION PORTFOLIO (THE "PORTFOLIO") ARE BEING OFFERED.


SHARES OF THE PORTFOLIO ARE SOLD EXCLUSIVELY TO CERTAIN LIFE INSURANCE COMPANIES IN CONNECTION WITH PARTICULAR VARIABLE LIFE INSURANCE AND/OR VARIABLE ANNUITY CONTRACTS THEY ISSUE. THE INSURANCE COMPANIES INVEST IN SHARES OF THE PORTFOLIO IN ACCORDANCE WITH INSTRUCTIONS RECEIVED FROM OWNERS OF VARIABLE LIFE INSURANCE OR VARIABLE ANNUITY CONTRACTS.


THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE VARIABLE LIFE INSURANCE AND/OR VARIABLE ANNUITY CONTRACT ISSUED BY YOUR INSURANCE COMPANY.



THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                         CONTENTS


ELIGIBLE INVESTORS                                                             1


THE PORTFOLIO            INVESTMENT OBJECTIVE                                  2

                         PRINCIPAL INVESTMENT STRATEGIES                       2

                         PRINCIPAL RISKS                                       3

                         PAST PERFORMANCE                                      5

                         FEES AND EXPENSES OF THE PORTFOLIO                    6

                         ADDITIONAL INVESTMENT STRATEGY INFORMATION            7

                         ADDITIONAL RISK INFORMATION                           8

                         PORTFOLIO MANAGEMENT                                  9


SHAREHOLDER INFORMATION  PURCHASES AND SALES OF PORTFOLIO SHARES              10

                         FREQUENT PURCHASES AND REDEMPTIONS                   10

                         PRICING FUND SHARES                                  11

                         DISTRIBUTIONS                                        12

                         TAX CONSEQUENCES                                     12

                         PORTFOLIO HOLDINGS INFORMATION                       12

                         ADDITIONAL INFORMATION                               12


FINANCIAL HIGHLIGHTS                                                          13



                         This PROSPECTUS contains important information about the Information Portfolio and the Morgan Stanley Variable Investment Series. Please read it carefully and keep it for future reference.

ELIGIBLE INVESTORS


Morgan Stanley Variable Investment Series (the "Fund") is comprised of 15 separate portfolios, each with its own distinct investment objective(s) and policies. In this PROSPECTUS, shares of the Information Portfolio are being offered. The Fund's other portfolios are offered through separate prospectuses. The Fund is offered exclusively to life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they offer.


Shares of the Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of variable life insurance and/or variable annuity contracts.

Class X shares of the Portfolio are generally available to holders of (i) certain contracts offered by Metropolitan Life Insurance Company (formerly Paragon Life Insurance Company) and (ii) other contracts offered before May 1, 2000. For more information on eligibility to invest in Class X shares, contact the insurance company offering the accompanying prospectus. All Portfolio shares issued prior to May 1, 2000 have been designated Class X shares.

The Fund also offers Class Y shares of the Portfolio through a separate prospectus. Class Y shares are subject to different expenses.

THE INFORMATION PORTFOLIO

[GRAPHIC]

INVESTMENT OBJECTIVE

The Portfolio seeks long-term capital appreciation.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio will normally invest at least 80% of its assets in common stocks and other equity securities of companies located throughout the world that are engaged in the communications and information industry. The Portfolio normally holds common stocks and other equity securities of companies located in at least three countries, one of which is the United States. The Portfolio may invest up to 50% of its net assets in the securities (including depositary receipts) of foreign companies; however, it will not invest more than 25% of its net assets in any one foreign country. In addition, the Portfolio will not invest more than 10% of its net assets in convertible securities. In deciding which securities to buy, hold or sell, the Portfolio's "Investment Adviser," Morgan Stanley Investment Advisors Inc., considers business, economic and political conditions.


The Investment Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.


A company is considered to be in the communications and information industry if it derives at least 35% of its revenues or earnings from, or devotes at least 35% of its assets to:

- designing, developing, manufacturing, providing or enabling the following products and services: regular telephone service; communications equipment and services; electronic components and equipment; broadcasting; computer equipment, enabling software, mobile communications and cellular radio/paging; electronic mail and other electronic data transmission services; networking and linkage of word and data processing systems; publishing and information systems; video text and teletext; and emerging technologies combining telephone, television and/or computer systems; or

- the creation, packaging, distribution and ownership of entertainment and information programming.

Up to 15% of the Portfolio's net assets may be invested in emerging market securities (held either directly or in the form of depositary receipts), but of which no more than 10% may be invested in local shares.


OTHER INVESTMENTS. The Portfolio may also invest up to 20% of its assets in investment grade corporate fixed-income securities (which may include zero coupon securities). In addition, the Portfolio may utilize forward foreign currency exchange contracts. For more information, see the "Additional Investment Strategy Information" section.


[SIDENOTE]

CAPITAL APPRECIATION

An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out dividend income.

[GRAPHIC]

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMUNICATIONS AND INFORMATION INDUSTRY. The Portfolio concentrates its investments in the communications and information industry. Because of this concentration, the value of the Portfolio's shares may be more volatile than mutual funds that do not similarly concentrate their investments. The communications and information industry may be subject to greater changes in governmental policies and governmental regulation than many other industries in the United States and worldwide. Regulatory approval requirements, ownership restrictions and restrictions on rates of return and types of services that may be offered may materially affect the products and services of this industry. Additionally, the products and services of companies in this industry may be subject to faster obsolescence as a result of greater competition, advancing technological developments and changing market and consumer preferences. As a result, the securities of companies in this industry may exhibit greater price volatility than those of companies in other industries.

COMMON STOCKS AND OTHER EQUITY SECURITIES. A principal risk of investing in the Portfolio is associated with its common stock and other equity investments. In general, stock and other equity securities values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

CONVERTIBLE SECURITIES. The Portfolio's investments in convertible securities (which are securities that generally pay interest and may be converted into common stock) may carry the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

The Portfolio may invest up to 5% of its net assets in convertible securities rated below investment grade. Securities rated below investment grade are commonly known as "junk bonds" and have speculative credit risk characteristics.


FOREIGN SECURITIES. The Portfolio's investment in foreign securities involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio may convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.

The foreign securities in which the Portfolio may invest may be issued by companies located in emerging market countries. Compared to the United States and other developed countries, emerging market countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them to any voting rights with respect to the deposited securities.

OTHER RISKS. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. The Portfolio is also subject to other risks from its permissible investments, including the risks associated with its fixed-income investments and forward foreign currency exchange contracts. For more information about these risks, see the "Additional Risk Information" section.


Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

[GRAPHIC]

PAST PERFORMANCE


The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or variable annuity contracts, which would lower the performance for all periods shown.


[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

2001            -42.87%
2002            -43.09%
2003             61.07%
2004              3.54%
2005              0.60%


THE YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2006 WAS 3.40%.

During the period shown in the bar chart, the highest return for a calendar quarter was 32.42% (quarter ended December 31, 2001) and the lowest return for a calendar quarter was -38.45% (quarter ended March 31, 2001).

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2005)



                                                                            LIFE OF PORTFOLIO
                                            PAST 1 YEAR     PAST 5 YEARS    (SINCE 11/06/00)
---------------------------------------------------------------------------------------------
The Information Portfolio                      0.60%          -11.41%            -12.33%
S&P 500(R) Index(1)                            4.91%            0.55%             -1.01%



(1) THE STANDARD & POOR'S 500(R) INDEX (S&P 500(R)) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


[SIDENOTE]

ANNUAL TOTAL RETURNS


This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past five calendar years.


AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class X shares with those of an index that represents a broad measure of market performance over time.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


Advisory fee                                                            0.67%
Distribution and service (12b-1) fees                                   None
Other expenses                                                          0.52%
Total annual Portfolio operating expenses                               1.19%



EXAMPLE


This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.


                              EXPENSES OVER TIME
                      ----------------------------------
                      1 YEAR  3 YEARS  5 YEARS  10 YEARS
                      ----------------------------------
                      $  121  $   378  $   654  $  1,443


[SIDENOTE]

ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2005. The Securities and Exchange Commission requires that the Portfolio disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[GRAPHIC]

ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to the Portfolio's investment strategies.

FIXED-INCOME SECURITIES. The Portfolio may invest up to 20% of its assets in investment grade corporate fixed-income securities and U.S. government securities. Most fixed-income securities pay either fixed or adjustable rates of interest at regular intervals until they mature, at which point investors get their principal back. The Portfolio's fixed-income investments may include zero coupon securities, which are purchased at a discount and either (i) pay no interest, or (ii) accrue interest, but make no payments until maturity.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Portfolio's investments also may include forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. In addition, the Portfolio may use these instruments to modify its exposure to various currency markets.


DEFENSIVE INVESTING. The Portfolio may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture that may be inconsistent with its principal investment strategies when the Investment Adviser believes it advisable to do so. Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When the Portfolio takes a defensive position, it may not achieve its investment objective.

INVESTMENT POLICIES. The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any portfolio security. However, the Portfolio may be required to sell its illiquid securities holdings, or reduce its borrowings, if any, in response to fluctuations in the value of such holdings. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.


PORTFOLIO TURNOVER. The Portfolio may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this PROSPECTUS shows the Portfolio's turnover rates during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Portfolio buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs.

[GRAPHIC]

ADDITIONAL RISK INFORMATION

This section provides additional information relating to the risks of investing in the Portfolio.

FIXED-INCOME SECURITIES. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. While the Portfolio invests in investment grade securities, certain of these securities have speculative characteristics. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Use of forward foreign currency exchange contracts involves risks. If the Investment Adviser employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's volatility and, thus, could involve a significant risk.

[GRAPHIC]

PORTFOLIO MANAGEMENT

The Fund has retained the Investment Adviser -- Morgan Stanley Investment Advisors Inc. -- to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 1221 Avenue of the Americas, New York, NY 10020.


The Portfolio's assets are managed within the Sector Funds team. The team consists of portfolio managers and analysts. Current members of the team who are jointly and primarily responsible for the day-to-day management of the Portfolio are David Walker, an Executive Director of the Investment Adviser, and Mary Jayne Maly, a Managing Director of the Investment Adviser.

Mr. Walker has been associated with the Investment Adviser in an investment management capacity since October 1990 and began managing the Portfolio in February 2006. Ms. Maly has been associated with the Investment Adviser in an investment management capacity since November 1992 and began managing the Portfolio in January 2006.

The Fund's STATEMENT OF ADDITIONAL INFORMATION provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.


The composition of the team may change without notice from time to time.


The Portfolio pays the Investment Adviser a monthly management fee as full compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 2005, the Portfolio accrued total compensation to the Investment Adviser amounting to 0.67% of the Portfolio's average daily net assets.

A discussion regarding the basis for the Board of Trustees approval of the investment advisory agreement is available in the Fund's semiannual report to shareholders for the period ended June 30, 2005.


[SIDENOTE]

MORGAN STANLEY INVESTMENT ADVISORS INC.


The Investment Adviser is widely recognized as a leader in the mutual fund industry and had approximately $90 billion in assets under management or administration as of March 31, 2006.

SHAREHOLDER INFORMATION


On February 6, 2006, the Board of Trustees of the Fund approved a Plan of Liquidation and Dissolution, pursuant to which substantially all of the assets of the Portfolio would be liquidated, known liabilities of the Portfolio satisfied and the remaining proceeds distributed to the Portfolio's shareholders (the "Liquidation"). The Liquidation is subject to the approval of shareholders of the Portfolio at a special meeting of shareholders expected to be held on or about June 16, 2006. A proxy statement formally detailing the proposal and the reasons for the Liquidation has been mailed to shareholders of the Portfolio.


[GRAPHIC]

PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to and from separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

[GRAPHIC]

FREQUENT PURCHASES AND REDEMPTIONS


Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners is referred to as "market-timing" or "short-term trading" and may present risks for other contract owners with long-term interests in the Portfolio, which may include, among other things, dilution in the value of the Portfolio's shares indirectly held by contract owners with long term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs, and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market-timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners with long-term interests in the Portfolio.


Investments in other types of securities also may be susceptible to short-term trading strategies.

These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price-arbitrage"). Investments in certain fixed income securities (such as high yield bonds) may be adversely affected by price arbitrage trading strategies.


The Portfolio's policies with respect to valuing portfolio securities are described below in "Pricing Fund Shares."


The Fund's Board of Trustees has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies generally do not provide specific contract owner transaction instructions to the Portfolio. The ability of the Portfolio to monitor such underlying activity, therefore, is limited. Consequently, the Portfolio must rely on the insurance company to monitor frequent short-term trading by contract owners. If the Portfolio identifies suspected market-timing activity, the insurance company will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners may be able to engage in frequent trading to the detriment of contract owners with long-term interests in the Portfolio. If the insurance company refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company.


[GRAPHIC]

PRICING FUND SHARES

The price of shares of the Portfolio, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share of the Portfolio is calculated once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.


The value of the Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's securities may change on days when shareholders will not be able to purchase or sell their shares.

To the extent the Portfolio invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended, the Portfolio's net asset value is calculated based upon the net asset value of such fund. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.


An exception to the general policy of using market prices concerns the Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

[GRAPHIC]

DISTRIBUTIONS


The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns income from stocks and interest from fixed-income investments. These amounts are passed along to Portfolio shareholders as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gains distributions."

Dividends from net investment income are declared and paid at least once per calendar year. Capital gains distributions, if any, are declared and paid at least once per year.


[GRAPHIC]

TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

[GRAPHIC]

PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's STATEMENT OF ADDITIONAL INFORMATION.

[GRAPHIC]

ADDITIONAL INFORMATION


The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries or service providers, including insurance companies and their affiliates, in connection with the sale or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class X shares for the past five years. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).


This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the STATEMENT OF ADDITIONAL INFORMATION from the Portfolio's annual report, which is available upon request.


Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the discussion in the accompanying prospectus for either the variable annuity or the variable life contract issued by your company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.


YEAR ENDED DECEMBER 31,                                 2005           2004           2003           2002           2001
SELECTED PER SHARE DATA:
Net asset value beginning of period                  $     4.97     $     4.80     $     2.98     $     5.31     $     9.31
                                                     ----------     ----------     ----------     ----------     ----------
Income (loss) from investment operations:
  Net investment income (loss)*                           (0.04)         (0.01)         (0.03)         (0.03)          0.08
  Net realized and unrealized gain (loss)                  0.06           0.18           1.85          (2.25)         (4.07)
                                                     ----------     ----------     ----------     ----------     ----------
Total income (loss) from investment operations             0.02           0.17           1.82          (2.28)         (3.99)
                                                     ----------     ----------     ----------     ----------     ----------
Less dividends from investment income                        --             --             --          (0.05)         (0.01)
                                                     ----------     ----------     ----------     ----------     ----------
Net asset value end of period                        $     4.99     $     4.97     $     4.80     $     2.98     $     5.31
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                              0.60%          3.54%         61.07%        (43.09)%       (42.87)%
------------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:**
Expenses                                                   1.19%          0.97%          1.12%          1.12%            --%(1)
Net investment income (loss)                              (0.76)%        (0.18)%        (0.88)%        (0.88)%         1.27%(1)
SUPPLEMENTAL DATA:
Net assets end of period (000's)                     $    3,021     $    4,478     $    5,289     $    2,002     $    4,434
Portfolio turnover rate                                     130%            99%           176%           150%           170%

* The per share amounts were computed using an average number of shares outstanding during the period.

** Reflects overall Portfolio ratios for investment income and non-class specific expenses

+ Calculated based on the net asset value as of the last business day of the period.

(1) If the Investment Adviser had not assumed all expenses (except for distribution fees) and waived its advisory fee for the year ended December 31, 2001, the ratios of expenses and net investment loss to average net assets would have been 1.62% and (0.35)%, respectively.

MORGAN STANLEY VARIABLE INVESTMENT SERIES


- ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request information about the Portfolio, or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at: www.morganstanley.com/funds.


- YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor.


- INFORMATION ABOUT THE FUND (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's (the "SEC") Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at
   (202) 551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.



(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3692)

PROSPECTUS - MAY 1, 2006


MORGAN STANLEY

VARIABLE INVESTMENT SERIES

THE STRATEGIST PORTFOLIO

CLASS X



MORGAN STANLEY VARIABLE INVESTMENT SERIES IS A MUTUAL FUND COMPRISED OF 15 SEPARATE PORTFOLIOS, EACH WITH ITS OWN DISTINCTIVE INVESTMENT OBJECTIVE(S) AND POLICIES. IN THIS PROSPECTUS, SHARES OF THE STRATEGIST PORTFOLIO (THE "PORTFOLIO") ARE BEING OFFERED.


SHARES OF THE PORTFOLIO ARE SOLD EXCLUSIVELY TO CERTAIN LIFE INSURANCE COMPANIES IN CONNECTION WITH PARTICULAR VARIABLE LIFE INSURANCE AND/OR VARIABLE ANNUITY CONTRACTS THEY ISSUE. THE INSURANCE COMPANIES INVEST IN SHARES OF THE PORTFOLIO IN ACCORDANCE WITH INSTRUCTIONS RECEIVED FROM OWNERS OF VARIABLE LIFE INSURANCE OR VARIABLE ANNUITY CONTRACTS.

THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE VARIABLE LIFE INSURANCE AND/OR ANNUITY CONTRACT ISSUED BY YOUR INSURANCE COMPANY.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                          CONTENTS


Eligible Investors                                                             1

The Portfolio             INVESTMENT OBJECTIVE                                 2

                          PRINCIPAL INVESTMENT STRATEGIES                      2

                          PRINCIPAL RISKS                                      3

                          PAST PERFORMANCE                                     7

FEES AND EXPENSES OF THE PORTFOLIO                                             8

                          ADDITIONAL INVESTMENT STRATEGY INFORMATION           9

                          ADDITIONAL RISK INFORMATION                         11

                          PORTFOLIO MANAGEMENT                                13

Shareholder Information   PURCHASES AND SALES OF PORTFOLIO SHARES             14

                          FREQUENT PURCHASES AND REDEMPTIONS                  14

                          PRICING FUND SHARES                                 15

                          DISTRIBUTIONS                                       16

                          TAX CONSEQUENCES                                    16

                          PORTFOLIO HOLDINGS INFORMATION                      16

                          ADDITIONAL INFORMATION                              16

Financial Highlights                                                          17


                          This PROSPECTUS contains important information about the Strategist Portfolio and the Morgan Stanley Variable Investment Series. Please read it carefully and keep it for future reference.

ELIGIBLE INVESTORS


Morgan Stanley Variable Investment Series (the "Fund") is comprised of 15 separate portfolios, each with its own distinct investment objective(s) and policies. In this PROSPECTUS, shares of the Strategist Portfolio are being offered. The Fund's other portfolios are offered through separate prospectuses. The Fund is offered exclusively to life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they offer.

Shares of the Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of variable life insurance and/or variable annuity contracts.


Class X shares of the Portfolio are generally available to holders of (i) certain contracts offered by Metropolitan Life Insurance Company (formerly Paragon Life Insurance Company) and (ii) other contracts offered before May 1, 2000. For more information on eligibility to invest in Class X shares, contact the insurance company offering the accompanying prospectus. All Portfolio shares issued prior to May 1, 2000 have been designated Class X shares.

The Fund also offers Class Y shares of the Portfolio through a separate prospectus. Class Y shares are subject to different expenses.

THE STRATEGIST PORTFOLIO

[GRAPHIC]

INVESTMENT OBJECTIVE

The Portfolio seeks high total investment return through a fully managed investment policy utilizing equity, fixed-income and money market securities and the writing of covered call and put options.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio's "Investment Adviser," Morgan Stanley Investment Advisors Inc., actively allocates the Portfolio's assets among the major asset categories of equity securities (including depositary receipts), fixed-income securities and money market instruments. In determining which securities to buy, hold or sell for the Portfolio, the Investment Adviser allocates the Portfolio's assets based on, among other things, its assessment of the effects of economic and market trends on different sectors of the market. There is no limit as to the percentage of assets that may be allocated to any one asset class.

Within the equity sector, the Investment Adviser actively allocates funds to those economic sectors it expects to benefit from major trends and to individual stocks which it considers to have superior investment potential.

Within the fixed-income sector of the market, the Investment Adviser seeks to maximize the return on its investments by adjusting maturities and coupon rates as well as by exploiting yield differentials among different types of investment grade bonds.

Within the money market sector of the market, the Investment Adviser seeks to maximize returns by exploiting spreads among short-term instruments.

Securities in which the Portfolio may invest include common stocks, preferred stocks, convertible securities, investment grade debt securities, U.S. government securities, mortgage-backed securities (including collateralized mortgage obligations), asset-backed securities, real estate investment trusts (commonly known as "REITs") and money market instruments. The Portfolio is not limited as to the maturities of the U.S. government securities and other debt securities in which it may invest.


The Portfolio may invest in options and futures to facilitate the reallocation of its assets. For example, the Investment Adviser may believe that the Portfolio should increase its fixed-income investments by ten percent and decrease its equity investments by the same amount. The Investment Adviser may consequently purchase interest rate futures, such as Treasury bond futures, and sell stock index futures, such as S&P 500(R) Stock Index futures, in equal amounts -- rather than purchase and sell fixed-income and equity securities. The Portfolio may also invest in options on underlying currencies and may invest in put and call options with respect to foreign currencies. Options and futures may also be used to manage the interest rate sensitivity of its portfolio securities or, to seek to protect against a decline in securities prices or an increase in prices of securities that may be purchased, from changes in prevailing interest rates.

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.

[SIDENOTE]

TOTAL RETURN

An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.

Fixed income securities in which the Portfolio may invest are debt securities such as U.S. Government and investment grade corporate bonds and notes. The issuer of the debt security borrows money from the investor who buys the security. Most debt securities pay either fixed or adjustable rates of interest at regular intervals until they mature, at which point investors get their principal back. The Portfolio's fixed-income investments may include zero coupon securities, which are purchased at a discount and generally accrue interest, but make no payment until maturity.

MORTGAGE-BACKED SECURITIES. The mortgage-backed securities in which the Portfolio may invest include mortgage pass-through securities which represent a participation interest in a pool of mortgage loans originated by U.S. governmental or private lenders such as banks. These securities may be collateralized by mortgages with fixed, variable or floating rates. They differ from conventional debt securities which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specific call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans.


COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs"). CMOs are debt obligations issued in multiple classes that are collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. Each class of CMO has a fixed or floating rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes with more predictable cash flow will have a lower yield and classes with less predictable cash flow will have a higher yield and greater risk. The Portfolio may invest in any class of CMO.


ASSET-BACKED SECURITIES. Asset-backed securities represent an interest in a pool of assets such as automobile loans and credit card receivables or home equity loans that have been securitized in pass through structures similar to mortgage-backed securities. These types of pass through securities provide for monthly payments that are a "pass through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.

OTHER INVESTMENTS. In addition, the Portfolio may invest up to 20% of its net assets in securities issued by foreign governments and foreign private issuers, but not more than 10% of its net assets in securities denominated in a foreign currency. The Portfolio may utilize forward foreign currency exchange contracts. The Fund may also invest in commercial mortgage-backed securities ("CMBS"), swaps, targeted return index securities ("TRAINs"), stripped mortgage-backed securities, and inverse floating obligations ("inverse floaters"). For more information, see the "Additional Investment Strategy Information" section.


[GRAPHIC]


PRINCIPAL RISKS


There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMON STOCKS AND OTHER EQUITY SECURITIES. A principal risk of investing in the Portfolio is associated with its common stock and other equity investments. In general, stock and other equity security values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

FIXED-INCOME SECURITIES. Principal risks of investing in the Portfolio are associated with its fixed-income investments. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. While the Portfolio invests in investment grade bonds, certain of these securities may have speculative characteristics.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.)

The Portfolio is not limited as to the maturities of the fixed-income securities in which it may invest. Thus, a rise in the general level of interest rates may cause the price of the Portfolio's portfolio securities to fall substantially.

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities in which the Portfolio may invest have different risk characteristics than traditional debt securities. Although generally the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities.

This is due to the fact that principal on underlying mortgages may be prepaid at any time, as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Portfolio to invest the proceeds at generally lower interest rates.

Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the Investment Adviser, could reduce the Portfolio's yield, increase the volatility of the Portfolio and/or cause a decline in net asset value. Mortgage-backed securities, especially privately issued mortgage-backed securities, are more volatile and less liquid than other traditional types of securities.


CMOs. The principal and interest on the Mortgage Assets comprising a CMO may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to the prevailing market yields on the Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Portfolio could sustain a loss.

CONVERTIBLE SECURITIES. The Portfolio's investment in convertible securities (which are securities that generally pay interest and may be converted into common stock) may carry risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

ASSET-BACKED SECURITIES. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.


REITs. Like mutual funds, REITs have expenses, including advisory and administration fees, that are paid by its shareholders. As a result, you will absorb duplicate levels of fees when the Portfolio invests in REITs. The performance of any REIT holdings ultimately depends on the types of real property in which the REITs invest and how well the property is managed. A general downturn in real estate values also can hurt REIT performance. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for the Portfolio, including significantly reducing return to the Portfolio on its investments in such company.

OPTIONS AND FUTURES. If the Portfolio invest in options and/or futures, its participation in these markets would subject the Portfolio's portfolio to certain risks. The Investment Adviser's predictions of movements in the direction of the stock currency and/or fixed-income markets may be inaccurate, and the adverse consequences to the Portfolio (E.G., a reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of futures contracts and movements in the prices of securities, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are option's negotiated with dealers; there is no secondary market for these investments.

FOREIGN SECURITIES. The Portfolio's investment in foreign securities involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio may convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them to any voting rights with respect to the deposited securities.

OTHER RISKS. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. The Portfolio is also subject to other risks from its permissible investments, including the risks associated with foreign securities, TRAINs, stripped mortgage-backed securities, inverse floaters, forward foreign currency exchange contracts, CMBS, and swaps. For more information about these risks, see the "Additional Risk Information" section.


Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

[GRAPHIC]

PAST PERFORMANCE


The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or variable annuity contracts, which would lower the performance for all periods shown.


[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

1996    15.02%
1997    13.71%
1998    26.55%
1999    17.35%
2000     1.64%
2001   -10.18%
2002    -9.89%
2003    26.24%
2004    10.37%
2005     8.32%


THE YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2006 WAS 5.01%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 17.60% (quarter ended December 31, 1998) and the lowest return for a calendar quarter was -10.41% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2005)



                                   PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
-------------------------------------------------------------------------------
The Strategist Portfolio              8.32%           4.09%            9.20%
S&P 500(R) Index(1)                   4.91%           0.55%            9.07%
Lehman Brothers U.S.
Government/Credit Index(2)            2.37%           6.11%            6.17%



(1) THE STANDARD & POOR'S 500(R) INDEX (S&P 500(R)) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


(2) THE LEHMAN BROTHERS U.S. GOVERNMENT/CREDIT INDEX TRACKS THE PERFORMANCE OF GOVERNMENT AND CORPORATE OBLIGATIONS, INCLUDING U.S. GOVERNMENT AGENCY AND TREASURY SECURITIES AND CORPORATE AND YANKEE BONDS. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

[SIDENOTE]

ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 10 calendar years.

AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class X shares with those of indices that represent broad measures of market performance over time.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


Advisory fee                                                       0.42%
Distribution and service (12b-1) fees                              None
Other expenses                                                     0.12%
Total annual Portfolio operating expenses                          0.54%



EXAMPLE


This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.


                             EXPENSES OVER TIME
                    -------------------------------------
                    1 YEAR   3 YEARS   5 YEARS   10 YEARS
                    -------------------------------------
                    $   55   $   173   $   302   $    677


[SIDENOTE]

ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2005. The Securities and Exchange Commission requires that the Portfolio disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[GRAPHIC]

ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to the Portfolio's investment strategies.

FOREIGN SECURITIES. The Portfolio may invest up to 20% of its net assets in securities issued by foreign governments and foreign private issuers, but not more than 10% of its net assets in securities denominated in a foreign currency.


TRAINs. The Portfolio may invest up to 10% of its net assets in TRAINs. A TRAIN is a structured, pooled investment vehicle that permits investment in a diversified portfolio of fixed income securities without the brokerage and other expenses associated with directly holding small positions in individual securities. Since TRAINs are also considered high yield securities, investments in TRAINs fall within the limits for investments in "junk bonds."

CMBS. The Portfolio may invest in CMBS. CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of their remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of the property. An extension of a final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in lower yield for discount bonds and a higher yield for premium bonds.


STRIPPED MORTGAGE-BACKED SECURITIES. The Portfolio may invest up to 10% of its net assets in stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured in two classes. One class entitles the holder to receive all or most of the interest but little or none of the principal of a pool of Mortgage Assets (the interest-only or "IO" Class), while the other class entitles the holder to receive all or most of the principal but little or none of the interest (the principal-only or "PO" Class).

INVERSE FLOATERS. The Portfolio may invest up to 10% of its net assets in inverse floaters. An inverse floater has a coupon rate that moves in the direction opposite to that of a designated interest rate index.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Portfolio's investments also may include forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. In addition, the Portfolio may use these instruments to modify its exposure to various currency markets.

SWAPS. Swap transactions are contracts in which the Portfolio agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. The payment streams are calculated by reference to a specified index and agreed upon notational amount. A "specified index" may include currencies, interest rates, fixed-income indices, securities indices, total return on interest rate indices or commodity indices. Swaps may be used to manage the maturity and duration of a fixed-income portfolio, or to gain exposure to a market without directly investing in securities traded in that market. Currency swaps generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Interest rate caps, floors and collars are swaps in which one party pays a single or periodic fixed amount or premium and the other party pays periodic amounts based on the movement of a specified index. The Portfolio may enter into credit default swap contracts for hedging purposes, to add leverage to its portfolio or to gain exposure to a credit in which the Portfolio may otherwise invest.


DEFENSIVE INVESTING. The Portfolio may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture that may be inconsistent with its principal investment strategies when the Investment Adviser believes it advisable to do so. Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When the Portfolio takes a defensive position, it may not achieve its investment objective.

INVESTMENT POLICIES. The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any portfolio security. However, the Portfolio may be required to sell its illiquid securities holdings, or reduce its borrowings, if any, in response to fluctuations in the value of such holdings. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.


PORTFOLIO TURNOVER. The Portfolio may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this PROSPECTUS shows the Portfolio's turnover rates during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Portfolio buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs.

[GRAPHIC]

ADDITIONAL RISK INFORMATION

This section provides additional information relating to the risks of investing in the Portfolio.


TRAINs. The Portfolio may invest in TRAINs, which are investment vehicles structured as trusts. Each trust represents an undivided investment interest in the pool of securities (generally high yield securities) underlying the trust without the brokerage and other expenses associated with holding small positions in individual securities. TRAINs are not registered under the Securities Act of 1933, as amended (the "Securities Act") or the Investment Company Act of 1940, as amended, and therefore must be held by qualified purchasers and resold to qualified institutional buyers pursuant to Rule 144A under the Securities Act. Many junk bonds are issued as Rule 144A Securities. Investments in certain TRAINs may have the effect of increasing the level of Portfolio illiquidity to the extent a Portfolio, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities. A shareholder in the Portfolio would bear not only his proportionate share of the expenses of the Portfolio, but also, indirectly, the administrative and other expenses, if any, of the underlying TRAINs.

CMBS. CMBS are subject to credit risk and prepayment risk. The Portfolio invests in CMBS that are rated in the top rating category by a nationally-recognized statistical rating organization (E.G., AAA by Standard & Poor's Rating Group, a division of The McGraw-Hill Companies, Inc. ("S&P") or Aaa by Moody's Investor Services Inc. ("Moody's")). Although prepayment risk is present, it is of a lesser degree in the CMBS than in the residential mortgage market; commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (E.G., significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).


STRIPPED MORTGAGE-BACKED SECURITIES. Investments in each class of stripped mortgage-backed securities are extremely sensitive to changes in interest rates. IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of prepayment decreases. If the Portfolio invests in stripped mortgage-backed securities and interest rates move in a manner not anticipated by Portfolio management, it is possible that the Portfolio could lose all or substantially all of its investment.

INVERSE FLOATERS. Investments in inverse floaters are subject to certain risks. Like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. They are more volatile, however, than most other fixed-income securities because the coupon rate on an inverse floater typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters may also increase or decrease substantially because of changes in the rate of prepayments.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Use of forward foreign currency exchange contracts involves risks. If the Investment Adviser employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's volatility and, thus, could involve a significant risk.

SWAPS. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Portfolio is contractually obligated to make, or, in the case of the other party to a swap defaulting, the net amount of payments that the Portfolio is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps. The Portfolio's investments in credit default swap contracts involves risks. Where the Portfolio is the buyer of a credit default swap contract, it would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default by a third party on the debt obligation. If no default occurs, the Portfolio would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation.

[GRAPHIC]

PORTFOLIO MANAGEMENT

The Fund has retained the Investment Adviser -- Morgan Stanley Investment Advisors Inc. -- to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 1221 Avenue of the Americas, New York, NY 10020.


The Portfolio's assets are managed within the Domestic Asset Allocation and the Taxable Fixed Income teams. The teams consist of portfolio managers and analysts. Current members of the teams jointly and primarily responsible for the day-to-day management of the Portfolio are Mark A. Bavoso, W. David Armstrong, David S. Horowitz, all Managing Directors of the Investment Adviser, and Stefania A. Perrucci, an Executive Director of the Investment Adviser.

Mr. Bavoso has been associated with the Investment Adviser in an investment management capacity since March 1986 and began managing the Portfolio in September 1995. Mr. Armstrong has been associated with the Investment Adviser in an investment management capacity since February 1998 and began managing the Portfolio in April 2005. Mr. Horowitz has been associated with the Investment Adviser in an investment management capacity since May 1995 and began managing the Portfolio in April 2005. Ms. Perrucci has been associated with the Investment Adviser in an investment management capacity since September 2000 and began managing the Portfolio in April 2005.

Mr. Bavoso is the lead manager of the Portfolio. Messrs. Armstrong and Horowitz and Ms. Perrucci are responsible for specific sectors and for the day-to-day management of the fixed income portion of the Portfolio. All team members collaborate to manage the assets of the Portfolio.

The Fund's STATEMENT OF ADDITIONAL INFORMATION provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.

The composition of the teams may change without notice from time to time.

The Portfolio pays the Investment Adviser a monthly management fee as full compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 2005, the Portfolio accrued total compensation to the Investment Adviser amounting to 0.42% of the Portfolio's average daily net assets.

A discussion regarding the basis for the Board of Trustees approval of the investment advisory agreement is available in the Fund's semiannual report to shareholders for the period ended June 30, 2005.


[SIDENOTE]

MORGAN STANLEY INVESTMENT ADVISORS INC.


The Investment Adviser is widely recognized as a leader in the mutual fund industry and had approximately $90 billion in assets under management or administration as of March 31, 2006.

SHAREHOLDER INFORMATION

[GRAPHIC]

PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to and from separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

[GRAPHIC]

FREQUENT PURCHASES AND REDEMPTIONS


Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners is referred to as "market-timing" or "short-term trading" and may present risks for other contract owners with long-term interests in the Portfolio, which may include, among other things, dilution in the value of the Portfolio's shares indirectly held by contract owners with long term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs, and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market-timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price-arbitrage"). Investments in certain fixed income securities (such as high yield bonds) may be adversely affected by price arbitrage trading strategies.

The Portfolio's policies with respect to valuing portfolio securities are described below in "Pricing Fund Shares."


The Fund's Board of Trustees has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies generally do not provide specific contract owner transaction instructions to the Portfolio. The ability of the Portfolio to monitor such underlying activity, therefore, is limited. Consequently, the Portfolio must rely on the insurance company to monitor frequent short-term trading by contract owners. If the Portfolio identifies suspected market-timing activity, the insurance company will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners may be able to engage in frequent trading to the detriment of contract owners with long-term interests in the Portfolio. If the insurance company refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company.


[GRAPHIC]

PRICING FUND SHARES

The price of shares of the Portfolio, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share of the Portfolio is calculated once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.


The value of the Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's securities may change on days when shareholders will not be able to purchase or sell their shares.


An exception to the general policy of using market prices concerns the Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

[GRAPHIC]

DISTRIBUTIONS


The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns income from stocks and interest from fixed-income investments. These amounts are passed along to the Portfolio shareholders as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gains distributions."

Dividends from net investment income are declared and paid quarterly. Capital gains distributions, if any, are declared and paid at least once per year.


[GRAPHIC]

TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

[GRAPHIC]

PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's STATEMENT OF ADDITIONAL INFORMATION.

[GRAPHIC]

ADDITIONAL INFORMATION


The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers, dealer, or other financial intermediaries or service providers, including insurance companies and their affiliates, in connection with the sale or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class X shares for the past five years. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).


This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the STATEMENT OF ADDITIONAL INFORMATION from the Portfolio's annual report, which is available upon request.


Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the accompanying prospectus for either the variable annuity or the variable life contract issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.


YEAR ENDED DECEMBER 31,                             2005            2004             2003            2002            2001
SELECTED PER SHARE DATA:
Net asset value, beginning of period             $     16.60     $     15.34      $     12.36     $     13.94     $     16.66
                                                 -----------     -----------      -----------     -----------     -----------
Income (loss) from investment operations:
  Net investment income*                                0.30            0.28             0.18            0.19            0.38
  Net realized and unrealized gain (loss)               0.96            1.30             3.03           (1.56)          (2.05)
                                                 -----------     -----------      -----------     -----------     -----------
Total income (loss) from investment operations          1.26            1.58             3.21           (1.37)          (1.67)
                                                 -----------     -----------      -----------     -----------     -----------
Less dividends and distributions from:
  Net investment income                                (0.32)          (0.32)++         (0.23)          (0.21)          (0.39)
  Net realized gain                                    (1.49)             --               --              --           (0.66)
                                                 -----------     -----------      -----------     -----------     -----------
Total dividends and distributions                      (1.81)          (0.32)           (0.23)          (0.21)          (1.05)
                                                 -----------     -----------      -----------     -----------     -----------
Net asset value end of period                    $     16.05     $     16.60      $     15.34     $     12.36     $     13.94
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                           8.32%          10.37%           26.24%          (9.89)%        (10.18)%
--------------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:**
Expenses                                                0.54%           0.53%            0.52%           0.52%           0.52%
Net investment income                                   1.84%           1.79%            1.31%           1.47%           2.53%
SUPPLEMENTAL DATA:
Net assets end of period (000's)                 $   289,876     $   345,215      $   388,356     $   372,254     $   522,655
Portfolio turnover rate                                   46%             55%              93%            124%            124%

* The per share amounts were computed using an average number of shares outstanding during the period.

** Reflects overall Portfolio ratios for investment income and non-class specific expenses

+ Calculated based on the net asset value as of the last business day of the period.

++   Includes distributions from paid-in-capital of $0.002.

MORGAN STANLEY VARIABLE INVESTMENT SERIES


- ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request information about the Portfolio, or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at: www.morganstanley.com/funds.


- YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor.


- INFORMATION ABOUT THE FUND (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's (the "SEC") Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at
   (202) 551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.



(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3692)

PROSPECTUS - MAY 1, 2006


MORGAN STANLEY

VARIABLE INVESTMENT SERIES

THE MONEY MARKET PORTFOLIO

CLASS Y



MORGAN STANLEY VARIABLE INVESTMENT SERIES IS A MUTUAL FUND COMPRISED OF 15 SEPARATE PORTFOLIOS, EACH WITH ITS OWN DISTINCTIVE INVESTMENT OBJECTIVE(S) AND POLICIES. IN THIS PROSPECTUS, SHARES OF THE MONEY MARKET PORTFOLIO (THE "PORTFOLIO") ARE BEING OFFERED.


SHARES OF THE PORTFOLIO ARE SOLD EXCLUSIVELY TO CERTAIN LIFE INSURANCE COMPANIES IN CONNECTION WITH PARTICULAR VARIABLE LIFE INSURANCE AND/OR VARIABLE ANNUITY CONTRACTS THEY ISSUE. THE INSURANCE COMPANIES INVEST IN SHARES OF THE PORTFOLIO IN ACCORDANCE WITH INSTRUCTIONS RECEIVED FROM OWNERS OF VARIABLE LIFE INSURANCE OR VARIABLE ANNUITY CONTRACTS.

THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE VARIABLE LIFE INSURANCE AND/OR VARIABLE ANNUITY CONTRACT ISSUED BY YOUR INSURANCE COMPANY.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              CONTENTS


ELIGIBLE INVESTORS                                                             1

THE PORTFOLIO                 INVESTMENT OBJECTIVE                             2

                              PRINCIPAL INVESTMENT STRATEGIES                  2

                              PRINCIPAL RISKS                                  2

                              PAST PERFORMANCE                                 3

                              FEES AND EXPENSES OF THE PORTFOLIO               4

                              PORTFOLIO MANAGEMENT                             5

SHAREHOLDER INFORMATION       PURCHASES AND SALES OF PORTFOLIO SHARES          6

                              FREQUENT PURCHASES AND REDEMPTIONS               6

                              PRICING FUND SHARES                              6

                              PLAN OF DISTRIBUTION                             7

                              DISTRIBUTIONS                                    7

                              TAX CONSEQUENCES                                 7

                              PORTFOLIO HOLDINGS INFORMATION                   7

                              ADDITIONAL INFORMATION                           7

FINANCIAL HIGHLIGHTS                                                           8


                              This PROSPECTUS contains important information about the Money Market Portfolio and the Morgan Stanley Variable Investment Series. Please read it carefully and keep it for future reference.

ELIGIBLE INVESTORS


Morgan Stanley Variable Investment Series (the "Fund") is comprised of 15 separate portfolios, each with its own distinct investment objective(s) and policies. In this PROSPECTUS, shares of the Money Market Portfolio are being offered. The Fund's other portfolios are offered through separate prospectuses. The Fund is offered exclusively to life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they offer.


Shares of the Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of variable life insurance and/or variable annuity contracts.


The Fund also offers Class X shares of the Portfolio through a separate prospectus. Class X shares are subject to lower expenses, but are only available through certain eligible variable life insurance and/or variable annuity contracts. For more information, contact the insurance company offering the accompanying prospectus.

THE MONEY MARKET PORTFOLIO

[GRAPHIC]


INVESTMENT OBJECTIVE


The Portfolio seeks high current income, preservation of capital and liquidity.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests in high quality, short-term debt obligations. In selecting investments, the "Investment Adviser," Morgan Stanley Investment Advisors Inc., seeks to maintain the Portfolio's share price at $1.00. A mutual fund's share price remaining stable at $1.00 means that the fund would preserve the principal value of the shareholders' investments.

The Portfolio's investments include the following money market instruments:

-  Commercial paper.

-  Corporate obligations.

- Debt obligations of U.S. regulated banks and instruments secured by those obligations. These investments include certificates of deposit.

-  Eurodollar certificates of deposit.

-  Certificates of deposit of savings banks and savings and loan associations.

- Debt obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or its instrumentalities.

- Repurchase agreements, which may be viewed as a type of secured lending by the Portfolio.

The Portfolio may purchase debt obligations that have fixed, variable or floating rates of interest. The interest rates payable on variable rate or floating rate obligations may fluctuate based upon changes in market rates.

The Portfolio attempts to balance its objectives of high income, capital preservation and liquidity by investing in securities of varying maturities and risks.

[GRAPHIC]

PRINCIPAL RISKS


There is no assurance that the Portfolio will achieve its investment objective. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, if it is unable to do so, it is possible to lose money by investing in the Portfolio.


Principal risks of investing in the Portfolio are associated with its debt obligation investments. Debt obligations, such as bonds, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates.

[SIDENOTE]

MONEY MARKET

A portfolio having the goal of selecting securities to provide current income while seeking to maintain a stable share price of $1.00.

YIELD

The Portfolio's yield reflects the actual income the Portfolio pays to you expressed as a percentage of the Portfolio share price. Because the Portfolio's income from its portfolio securities will fluctuate, the income it in turn distributes to you and the Portfolio's yield will vary.

The Investment Adviser actively manages the Portfolio's assets to reduce the risk of losing any principal investment as a result of credit or interest rate risks. The Portfolio's assets are reviewed to maintain or improve creditworthiness. In addition, federal regulations require money market funds to invest only in debt obligations of high quality and short maturities, and repurchase agreements with respect to such obligations.

The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

[GRAPHIC]

PAST PERFORMANCE


The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. For the Portfolio's current 7-day yield, you may call toll-free (800) 869-NEWS. The returns shown do not reflect fees charged under the variable life insurance and/or variable annuity contracts, which would lower the performance for all periods shown.


[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

2001        3.68%
2002        1.08%
2003        0.42%
2004        0.62%
2005        2.53%


THE YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2006 WAS 0.94%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 1.30% (quarter ended March 31, 2001) and the lowest return for a calendar quarter was 0.07% (quarter ended March 31, 2004).

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2005)



                                                                                    LIFE OF PORFOLIO
                                               PAST 1 YEAR        PAST 5 YEARS      (SINCE 06/05/00)
----------------------------------------------------------------------------------------------------
The Money Market Portfolio                        2.53%               1.66%               2.09%


[SIDENOTE]

ANNUAL TOTAL RETURNS


This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past five calendar years.


AVERAGE ANNUAL TOTAL RETURNS


This table shows the average annual total returns of the Portfolio's Class Y shares.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


Advisory fee                                                              0.45%
Distribution and service (12b-1) fees                                     0.25%
Other expenses                                                            0.09%
Total annual Portfolio operating expenses                                 0.79%



EXAMPLE


This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.


                              EXPENSES OVER TIME
                     -------------------------------------
                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                     -------------------------------------
                     $   81   $   252   $   439   $    978


[SIDENOTE]

ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2005. The Securities and Exchange Commission requires that the Portfolio disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[GRAPHIC]

PORTFOLIO MANAGEMENT

The Fund has retained the Investment Adviser -- Morgan Stanley Investment Advisors Inc. -- to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 1221 Avenue of the Americas, New York, NY 10020.


The Portfolio pays the Investment Adviser a monthly management fee as full compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 2005, the Portfolio accrued total compensation to the Investment Adviser amounting to 0.45% of the Portfolio's average daily net assets,

A discussion regarding the basis for the Board of Trustees approval of the investment advisory agreement is available in the Fund's semiannual report to shareholders for the period ended June 30, 2005.


[SIDENOTE]

MORGAN STANLEY INVESTMENT ADVISORS INC.


The Investment Adviser is widely recognized as a leader in the mutual fund industry and had approximately $90 billion in assets under management or administration as of March 31, 2006.

SHAREHOLDER INFORMATION

[GRAPHIC]

PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to and from separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

[GRAPHIC]

FREQUENT PURCHASES AND REDEMPTIONS

Because, as a money market fund, the Portfolio's principal investment strategy is to maintain a stable share price, frequent purchases and redemptions of Portfolio shares by Portfolio shareholders generally do not present risks for other shareholders of the Portfolio. Therefore, the policies and procedures regulating frequent purchases and redemptions adopted by the Fund's Board of Trustees applicable to the other portfolios of the Fund are not applicable with respect to frequent purchases and redemptions of Portfolio shares. We expect the Portfolio to be used by underlying contract owners for short-term investing. However, frequent trading by contract owners can disrupt management of the Portfolio and raise its expenses. Therefore, we may not accept any request for a purchase when we believe that it is being used as a tool for market timing and we may bar an insurance company whose underlying contract owners trade excessively from making further purchases for an indefinite period.

[GRAPHIC]

PRICING FUND SHARES

The price of shares of the Portfolio, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share of the Portfolio is calculated once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.


The Portfolio utilizes amortized cost in determining the value of its portfolio securities. The amortized cost valuation method involves valuing a debt obligation in reference to its acquisition cost rather than market forces.

[GRAPHIC]


PLAN OF DISTRIBUTION

The Fund has adopted a Plan of Distribution for the Portfolio in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended. Class Y shares are subject to a distribution (12b-1) fee of 0.25% of the average daily net assets of the Class. The Plan allows Class Y shares of the Portfolio to bear distribution fees in connection with the sale and distribution of Class Y shares. It also allows the Portfolio to pay for services to Class Y shareholders. Because these fees are paid out of the assets of the Portfolio's Class Y shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


[GRAPHIC]

DISTRIBUTIONS


The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns interest from fixed-income investments. These amounts are passed along to the appropriate Portfolio shareholders as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gains distributions."

Dividends from net investment income are declared and paid on each day the New York Stock Exchange is open to shareholders as of the close of business the preceding business day. Capital gains distributions, if any, are declared and paid at least once per calendar year, net short-term gains may be paid more frequently.


[GRAPHIC]

TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

[GRAPHIC]

PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's STATEMENT OF ADDITIONAL INFORMATION.

[GRAPHIC]

ADDITIONAL INFORMATION


The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries or service providers, including insurance companies and their affiliates, in connection with the sale or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class Y shares for the past five years. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).


This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the STATEMENT OF ADDITIONAL INFORMATION from the Portfolio's annual report, which is available upon request.


Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the accompanying prospectus for either the variable annuity or the variable life Contract issued by your company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.


FOR THE YEAR ENDED DECEMBER 31,                      2005            2004            2003            2002            2001
SELECTED PER SHARE DATA:
Net asset value, beginning of period             $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
                                                 -----------     -----------     -----------     -----------     -----------
Net income from investment operations*                 0.030           0.006           0.004           0.011           0.036
Less dividends from net investment income             (0.030)         (0.006)**       (0.004)**       (0.011)**       (0.036)**
                                                 -----------     -----------     -----------     -----------     -----------
Net asset value, end of period                   $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                           2.53%           0.62%           0.42%           1.08%           3.68%
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:***
Expenses                                                0.79%           0.78%           0.77%           0.76%           0.76%
Net investment income                                   2.49%           0.60%           0.44%           1.07%           3.44%
SUPPLEMENTAL DATA:
Net assets end of period (000's)                 $    97,936     $    89,917     $    93,808     $   133,506     $   105,952
Portfolio turnover rate                                  N/A             N/A             N/A             N/A             N/A

* The per share amounts were computed using an average number of shares outstanding during the period.

**   Includes capital gain distribution of less than $0.001.

*** Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+ Calculated based on the net asset value as of the last business day of the period.

MORGAN STANLEY VARIABLE INVESTMENT SERIES


- ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request information about the Portfolio, or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at: www.morganstanley.com/funds.


- YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor.


- INFORMATION ABOUT THE FUND (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's (the "SEC") Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at
   (202) 551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.



(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3692)

PROSPECTUS - MAY 1, 2006


MORGAN STANLEY

VARIABLE INVESTMENT SERIES

THE LIMITED DURATION PORTFOLIO

CLASS Y



MORGAN STANLEY VARIABLE INVESTMENT SERIES IS A MUTUAL FUND COMPRISED OF 15 SEPARATE PORTFOLIOS, EACH WITH ITS OWN DISTINCTIVE INVESTMENT OBJECTIVE(S) AND POLICIES. IN THIS PROSPECTUS, SHARES OF THE LIMITED DURATION PORTFOLIO (THE "PORTFOLIO") ARE BEING OFFERED.


SHARES OF THE PORTFOLIO ARE SOLD EXCLUSIVELY TO CERTAIN LIFE INSURANCE COMPANIES IN CONNECTION WITH PARTICULAR VARIABLE LIFE INSURANCE AND/OR VARIABLE ANNUITY CONTRACTS THEY ISSUE. THE INSURANCE COMPANIES INVEST IN SHARES OF THE PORTFOLIO IN ACCORDANCE WITH INSTRUCTIONS RECEIVED FROM OWNERS OF VARIABLE LIFE INSURANCE OR VARIABLE ANNUITY CONTRACTS.

THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE VARIABLE LIFE INSURANCE AND/OR VARIABLE ANNUITY CONTRACT ISSUED BY YOUR INSURANCE COMPANY.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                           CONTENTS


ELIGIBLE INVESTORS                                                             1


THE PORTFOLIO              INVESTMENT OBJECTIVE                                2

                           PRINCIPAL INVESTMENT STRATEGIES                     2

                           PRINCIPAL RISKS                                     3

                           PAST PERFORMANCE                                    6

                           FEES AND EXPENSES OF THE PORTFOLIO                  7

                           ADDITIONAL INVESTMENT STRATEGY INFORMATION          8

                           ADDITIONAL RISK INFORMATION                        10

                           PORTFOLIO MANAGEMENT                               12


SHAREHOLDER INFORMATION    PURCHASES AND SALES OF PORTFOLIO SHARES            13

                           FREQUENT PURCHASES AND REDEMPTIONS                 13

                           PRICING FUND SHARES                                14

                           PLAN OF DISTRIBUTION                               15

                           DISTRIBUTIONS                                      15

                           TAX CONSEQUENCES                                   15

                           PORTFOLIO HOLDINGS INFORMATION                     15

                           ADDITIONAL INFORMATION                             15


FINANCIAL HIGHLIGHTS                                                          16


                           This PROSPECTUS contains important information about the Limited Duration Portfolio and the Morgan Stanley Variable Investment Series. Please read it carefully and keep it for future reference.

ELIGIBLE INVESTORS


Morgan Stanley Variable Investment Series (the "Fund") is comprised of 15 separate portfolios, each with its own distinct investment objective(s) and policies. In this PROSPECTUS, shares of the Limited Duration Portfolio are being offered. The Fund's other portfolios are offered through separate prospectuses. The Fund is offered exclusively to life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they offer.


Shares of the Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of variable life insurance and/or variable annuity contracts.


The Fund also offers Class X shares of the Portfolio through a separate prospectus. Class X shares are subject to lower expenses, but are only available through certain eligible variable life insurance and/or variable annuity contracts. For more information, contact the insurance company offering the accompanying prospectus.

THE LIMITED DURATION PORTFOLIO

[GRAPHIC]

INVESTMENT OBJECTIVE

The Portfolio seeks to provide a high level of current income, consistent with the preservation of capital.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio will normally invest at least 65% of its assets in securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities (including zero coupon securities), investment grade mortgage-backed securities, including collateralized mortgage obligations, and investment grade corporate and other types of bonds. In selecting portfolio investments to purchase or sell, the "Investment Adviser," Morgan Stanley Investment Advisors Inc., considers both domestic and international economic developments, interest rate levels, the steepness of the yield curve and other factors, and seeks to maintain an overall average duration for the Portfolio's portfolio of three years or less.

MORTGAGE-BACKED SECURITIES. Certain of the securities in which the Portfolio may invest are mortgage-backed securities. One type of mortgage-backed security in which the Portfolio may invest is a mortgage pass-through security. These securities represent a participation interest in a pool of residential mortgage loans originated by U.S. governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. Mortgage pass-through securities may be collateralized by mortgages with fixed rates of interest or adjustable rates.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs"). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a fixed or floating rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the allocation, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Portfolio may invest in any class of CMO.

COMMERCIAL MORTGAGE-BACKED SECURITIES ("CMBS"). The Portfolio may invest in CMBS. CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of their remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of the property. An extension of a final payment on commercial mortgages will increase the average

[SIDENOTE]

INCOME

An investment objective having the goal of selecting securities to pay out income rather than rise in value.

life of the CMBS, generally resulting in lower yield for discount bonds and a higher yield for premium bonds.

FOREIGN SECURITIES. The Portfolio may invest up to 25% of its net assets in investment grade fixed-income securities issued by foreign governments or corporations. Up to 20% of the Portfolio's net assets may be invested in non-U.S. dollar-denominated, investment grade fixed-income securities, provided that such securities are fully hedged against adverse fluctuations in the U.S. dollar at, or immediately after, the time of purchase.

OTHER INVESTMENTS. In addition, the Portfolio may invest in asset-backed securities, restricted securities, "junk bonds," targeted return index securities ("TRAINs"), stripped mortgage-backed securities and inverse floaters. The Portfolio may utilize forward foreign currency exchange contracts, options and futures transactions and swaps. For more information, see the "Additional Investment Strategy Information" section.

[GRAPHIC]

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and yield will fluctuate with changes in the market value and/or yield of its portfolio securities. Neither the value nor the yield of the U.S. government securities that the Portfolio invests in (or the value or yield of the Portfolio's shares) is guaranteed by the U.S. Government. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

FIXED-INCOME SECURITIES. All fixed-income securities, such as bonds, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and repay the principal on its debt. Certain of the Portfolio's investments may have speculative characteristics. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)

MATURITY AND DURATION. Traditionally, a debt security's term-to-maturity has been used as an indicator for the sensitivity of the security's price to changes in interest rates (which is the interest rate risk or volatility of the security). However, term-to-maturity measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity. Accordingly, a rise in the general level of interest rates may cause the price of the Portfolio's fixed-income securities to fall substantially.

Duration is a measure of the expected life of a fixed-income security that was developed as a more precise measure of interest rate sensitivity than term-to-maturity. A portfolio with a lower average duration generally should experience less price volatility in response to changes in interest rates than a portfolio with a higher average duration. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration is one of the fundamental tools used by the Investment Adviser in the selection of fixed income securities. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed-income security with interest payments occurring prior to the payment of principal, duration is always less than maturity.


There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities generally is 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Investment Adviser will use analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.


MORTGAGE-BACKED SECURITIES. Mortgage-backed securities in which the Portfolio may invest have different risk characteristics than traditional debt securities. Although generally the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that principal on underlying mortgages may be prepaid at any time, as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Portfolio to invest the proceeds at generally lower interest rates. Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the Investment Adviser, could reduce the Portfolio's yield, increase the volatility of the Portfolio and/or cause a decline in net asset value. Mortgage-backed securities, especially privately issued mortgage-backed securities, are more volatile and less liquid than other traditional types of securities.


CMOs. The principal and interest on the Mortgage Assets comprising a CMO may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to the prevailing market yields on the Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Portfolio could sustain a loss.

CMBS. CMBS are subject to credit risk and prepayment risk. The Portfolio invests in CMBS that are rated in the top rating category by a nationally-recognized statistical rating organization (E.G., AAA by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("S&P") or Aaa by Moody's Investor Services Inc. ("Moody's")). Although prepayment risk is present, it is of a lesser degree in the CMBS than in the residential mortgage market; commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (E.G., significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

FOREIGN SECURITIES. The Portfolio's investment in foreign securities involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio may convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them to any voting rights with respect to the deposited securities.

OTHER RISKS. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. The Portfolio is also subject to other risks from its permissible investments, including the risks associated with investments in asset-backed securities, restricted securities, "junk bonds," TRAINs, stripped mortgage-backed securities, inverse floaters, forward foreign currency exchange contracts, options and futures and swaps. For more information about these risks, see the "Additional Risk Information" section.


Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

[GRAPHIC]

PAST PERFORMANCE


The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or variable annuity contracts, which would lower the performance for all periods shown.


[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

2001              6.49%
2002              3.81%
2003              1.98%
2004              1.17%
2005              1.51%


THE YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2006 WAS 0.77%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 3.66% (quarter ended September 30, 2001) and the lowest return for a calendar quarter was -0.71% (quarter ended June 30, 2004).

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2005)



                                                                             LIFE OF PORTFOLIO
                                                  PAST 1 YEAR  PAST 5 YEARS  (SINCE 06/05/00)
                                                  -----------  ------------  -----------------
The Limited Duration Portfolio                        1.51%        2.97%            3.36%
Lehman Brothers U.S. Credit Index (1-5 Year)(1)       1.35%        5.51%            6.11%


(1) THE LEHMAN BROTHERS U.S. CREDIT INDEX (1-5 YEAR) INCLUDES U.S. CORPORATE AND SPECIFIED FOREIGN DEBENTURES AND SECURED NOTES WITH MATURITIES OF ONE TO FIVE YEARS. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

[SIDENOTE]

ANNUAL TOTAL RETURNS


This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past five calendar years.


AVERAGE ANNUAL TOTAL RETURNS


This table compares the average annual total returns of the Portfolio's Class Y shares with those of an index that represents a broad measure of market performance over time.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


Advisory fee                                                            0.30%
Distribution and service (12b-1) fees                                   0.25%
Other expenses                                                          0.15%
Total annual Portfolio operating expenses                               0.70%



EXAMPLE


This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.


                              EXPENSES OVER TIME
                       ----------------------------------
                       1 YEAR  3 YEARS  5 YEARS  10 YEARS
                       ------  -------  -------  --------
                       $   72  $   224  $   390  $    871


[SIDENOTE]

ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2005. The Securities and Exchange Commission requires that the Portfolio disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[GRAPHIC]

ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to the Portfolio's investment strategies.

ASSET-BACKED SECURITIES. Asset-backed securities represent an interest in a pool of assets such as automobile loans and credit card receivables or home equity loans that have been securitized in pass through structures similar to mortgage-backed securities. These types of pass through securities provide for monthly payments that are a "pass through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.

LOWER RATED FIXED-INCOME SECURITIES ("JUNK BONDS") AND RESTRICTED SECURITIES. The Portfolio's investments may also include "Rule 144A" fixed-income securities, which are subject to resale restrictions. Up to 5% of the Portfolio's net assets may be invested in fixed-income securities rated lower than investment grade, or if unrated, are of comparable quality as determined by the Investment Adviser (commonly known as "junk bonds").


TRAINs. Up to 10% of the Portfolio's net assets may be invested in TRAINs. A TRAIN is a structured, pooled investment vehicle that permits investment in a diversified portfolio of fixed income securities without the brokerage and other expenses associated with directly holding small positions in individual securities. Since TRAINs are also considered high yield securities, investments in TRAINs fall within the limits for investments in "junk bonds."


STRIPPED MORTGAGE-BACKED SECURITIES. The Portfolio may invest up to 10% of its net assets in stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured in two classes. One class entitles the holder to receive all or most of the interest but little or none of the principal of a pool of Mortgage Assets (the interest-only or "IO" Class), while the other class entitles the holder to receive all or most of the principal but little or none of the interest (the principal-only or "PO" Class).

INVERSE FLOATERS. The Portfolio may invest up to 10% of its net assets in inverse floaters. An inverse floater has a coupon rate that moves in the direction opposite to that of a designated interest rate index.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Portfolio's investments also may include forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. In addition, the Portfolio may use these instruments to modify its exposure to various currency markets.


OPTIONS AND FUTURES. The Portfolio may invest in options and futures, including interest rate futures and options on underlying portfolio securities and currencies, and may invest in put and call options with respect to foreign currencies and futures on interest rate indexes. Options and futures may be used to manage the interest rate sensitivity of the Portfolio's portfolio securities or to seek to protect against a decline in securities or currency prices or an increase in prices of securities or currencies that may be purchased.


SWAPS. Swap transactions are contracts in which the Portfolio agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. A "specified index" may include currencies, interest rates, fixed-income indices, securities indices, total return on interest rate indices or commodity indices. Swaps may be used to manage the maturity and duration of a fixed-income portfolio, or to gain exposure to a market without directly investing in securities traded in that market. Currency swaps generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Interest rate caps, floors and collars are swaps in which one party pays a single or periodic fixed amount or premium and the other party pays periodic amounts based on the movement of a specified index. The Portfolio may enter into credit default swap contracts for hedging purposes, to add leverage to its portfolio or to gain exposure to a credit in which the Portfolio may otherwise invest.


DEFENSIVE INVESTING. The Portfolio may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture that may be inconsistent with its principal investment strategies when the Investment Adviser believes it advisable to do so. Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When the Portfolio takes a defensive position, it may not achieve its investment objective.

INVESTMENT POLICIES. The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any portfolio security. However, the Portfolio may be required to sell its illiquid securities holdings, or reduce its borrowings, if any, in response to fluctuations in the value of such holdings. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.


PORTFOLIO TURNOVER. The Portfolio may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this PROSPECTUS shows the Portfolio's turnover rates during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Portfolio buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs.

[GRAPHIC]

ADDITIONAL RISK INFORMATION

This section provides additional information relating to the risks of investing in the Portfolio.

ASSET-BACKED SECURITIES. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

LOWER RATED FIXED-INCOME SECURITIES AND RESTRICTED SECURITIES. The Portfolio's investments in lower rated fixed-income securities, otherwise known as "junk bonds," pose significant risks. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Portfolio may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. Many junk bonds are issued as Rule 144A securities. Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent a Fund may be unable to find qualified institutional buyers interested in purchasing the securities. The illiquidity of the market may also adversely affect the ability of the Fund's Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Portfolio to sell certain securities.


TRAINs. The Portfolio may invest in TRAINs, which are investment vehicles structured as trusts. Each trust represents an undivided investment interest in the pool of securities (generally high yield securities) underlying the trust without the brokerage and other expenses associated with holding small positions in individual securities. TRAINs are not registered under the Securities Act of 1933, as amended (the "Securities Act") or the Investment Company Act of 1940, as amended (the "Investment Company Act") and therefore must be held by qualified purchasers and resold to qualified institutional buyers pursuant to Rule 144A under the Securities Act. Many junk bonds are issued as Rule 144A Securities. Investments in certain TRAINs may have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities. A shareholder in the Portfolio would bear not only his proportionate share of the expenses of the Portfolio, but also, indirectly, the administrative and other expenses, if any, of the underlying TRAINs.


STRIPPED MORTGAGE-BACKED SECURITIES. Investments in each class of stripped mortgage-backed securities are extremely sensitive to changes in interest rates. IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of prepayment decreases. If the Portfolio invests in stripped mortgage-backed securities and interest rates move in a manner not anticipated by Portfolio management, it is possible that the Portfolio could lose all or substantially all of its investment.

INVERSE FLOATERS. Investments in inverse floaters are subject to certain risks. Like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. They are more volatile, however, than most other fixed-income securities because the coupon rate on an inverse floater typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters may also increase or decrease substantially because of changes in the rate of prepayments.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Use of forward foreign currency exchange contracts involves risks. If the Investment Adviser employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's volatility and, thus, could involve a significant risk.

OPTIONS AND FUTURES. If the Portfolio invests in options and/or futures, its participation in these markets would subject the Portfolio's portfolio to certain risks. The Investment Adviser's predictions of movements in the direction of the bond, currency or interest rate markets may be inaccurate, and the adverse consequences to the Portfolio (E.G., a reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.

SWAPS. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Portfolio is contractually obligated to make, or, in the case of the other party to a swap defaulting, the net amount of payments that the Portfolio is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps. The Portfolio's investments in credit default swap contracts involves risks. Where the Portfolio is the buyer of a credit default swap contract, it would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default by a third party on the debt obligation. If no default occurs, the Portfolio would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation.

[GRAPHIC]

PORTFOLIO MANAGEMENT

The Fund has retained the Investment Adviser -- Morgan Stanley Investment Advisors Inc. -- to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 1221 Avenue of the Americas, New York, NY 10020.


The Portfolio's assets are managed within the Taxable Fixed Income team. The team consists of portfolio managers and analysts. Current members of the team who are jointly and primarily responsible for the day-to-day management of the Portfolio include Paul F. O'Brien and William T. Lawrence, Executive Directors of the Investment Adviser.

Mr. O'Brien has been associated with the Investment Adviser in an investment management capacity since February 1996 and began managing the Portfolio in February 2005. Mr. Lawrence has been associated with the Investment Adviser in an investment management capacity since August 1998 and began managing the Portfolio in February 2005.

The Fund's STATEMENT OF ADDITIONAL INFORMATION provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.


The composition of the team may change without notice from time to time.


The Portfolio pays the Investment Adviser a monthly management fee as full compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 2005, the Portfolio accrued total compensation to the Investment Adviser amounting to 0.30% of the Portfolio's average daily net assets.

A discussion regarding the basis for the Board of Trustees approval of the investment advisory agreement is available in the Fund's semiannual report to shareholders for the period ended June 30, 2005.


[SIDENOTE]

MORGAN STANLEY INVESTMENT ADVISORS INC.


The Investment Adviser is widely recognized as a leader in the mutual fund industry and had approximately $90 billion in assets under management or administration as of March 31, 2006.

SHAREHOLDER INFORMATION

[GRAPHIC]

PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to and from separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

[GRAPHIC]

FREQUENT PURCHASES AND REDEMPTIONS


Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners is referred to as "market-timing" or "short-term trading" and may present risks for other contract owners with long-term interests in the Portfolio, which may include, among other things, dilution in the value of the Portfolio's shares indirectly held by contract owners with long term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs, and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market-timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price-arbitrage"). Investments in certain fixed income securities (such as high yield bonds) may be adversely affected by price arbitrage trading strategies.

The Portfolio's policies with respect to valuing portfolio securities are described below in "Pricing Fund Shares."


The Fund's Board of Trustees has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies generally do not provide specific contract owner transaction instructions to the Portfolio. The ability of the Portfolio to monitor such underlying activity, therefore, is limited. Consequently, the Portfolio must rely on the insurance company to monitor frequent short-term trading by contract owners. If the Portfolio identifies suspected market-timing activity, the insurance company will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners may be able to engage in frequent trading to the detriment of contract owners with long-term interests in the Portfolio. If the insurance company refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company.


[GRAPHIC]

PRICING FUND SHARES

The price of shares of the Portfolio, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share of the Portfolio is calculated once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.


The value of the Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's securities may change on days when shareholders will not be able to purchase or sell their shares.

To the extent the Portfolio invests in open-end management companies that are registered under the Investment Company Act, the Portfolio's net asset value is calculated based upon the net asset value of such fund. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.


An exception to the general policy of using market prices concerns the Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

[GRAPHIC]


PLAN OF DISTRIBUTION

The Fund has adopted a Plan of Distribution for the Portfolio in accordance with Rule 12b-1 under the Investment Company Act. Class Y shares are subject to a distribution (12b-1) fee of 0.25% of the average daily net assets of the Class. The Plan allows Class Y shares of the Portfolio to bear distribution fees in connection with the sale and distribution of Class Y shares. It also allows the Portfolio to pay for services to Class Y shareholders. Because these fees are paid out of the assets of the Portfolio's Class Y shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


[GRAPHIC]

DISTRIBUTIONS


The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns interest from fixed-income investments. These amounts are passed along to Portfolio shareholders as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gains distributions."

Dividends from net investment income are declared and paid monthly. Capital gains distributions, if any, are declared and paid at least once per year.


[GRAPHIC]

TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

[GRAPHIC]

PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's STATEMENT OF ADDITIONAL INFORMATION.

[GRAPHIC]

ADDITIONAL INFORMATION


The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries or service providers, including insurance companies and their affiliates, in connection with the sale or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class Y shares for the past five years. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).


This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the STATEMENT OF ADDITIONAL INFORMATION from the Portfolio's annual report, which is available upon request.


Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the accompanying prospectus for either the variable annuity or the variable life contract issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.


YEAR ENDED DECEMBER 31,                           2005       2004        2003       2002       2001
SELECTED PER SHARE DATA:
Net asset value beginning of period            $    9.73  $   10.00   $   10.16   $  10.16   $   9.95
                                               ---------  ---------   ---------   --------   --------
Income (loss) from investment operations:
  Net investment income*                            0.28       0.25        0.18       0.24       0.35
  Net realized and unrealized gain (loss)          (0.14)     (0.14)       0.02       0.14       0.28
                                               ---------  ---------   ---------   --------   --------
Total income from investment operations             0.14       0.11        0.20       0.38       0.63
                                               ---------  ---------   ---------   --------   --------
Less dividends and distributions from:
  Net investment income                            (0.35)     (0.38)      (0.36)     (0.34)     (0.42)
  Net realized gain                                   --         --          --      (0.04)        --
                                               ---------  ---------   ---------   --------   --------
Total dividends and distributions                  (0.35)     (0.38)      (0.36)     (0.38)     (0.42)
                                               ---------  ---------   ---------   --------   --------
Net asset value end of period                  $    9.52  $    9.73   $   10.00   $  10.16   $  10.16
----------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                       1.51%      1.17%       1.98%      3.81%      6.49%
----------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:**
Expenses                                            0.70%      0.74%       0.76%      0.73%      0.86%(1)#
Net investment income                               2.92%      2.52%       1.77%      2.40%      3.59%(1)
SUPPLEMENTAL DATA:
Net assets end of period (000's)               $ 126,020  $ 125,764   $ 125,616   $ 72,800   $ 25,050
Portfolio turnover rate                               56%       128%        215%        58%       133%

* The per share amounts were computed using an average number of shares outstanding during the period.

** Reflects overall Portfolio ratios for investment income and non-class specific expenses

+ Calculated based on the net asset value as of the last business day of the period.

#    Does not reflect the effect of expense offset of 0.06%


(1) If the Investment Adviser had not "capped" all expenses (except for distribution fees) at 0.50% of its daily net assets for the period June 1, 2001 through December 31, 2001, the ratios of expenses and net investment income to average net assets would have been 0.90% and 3.55%, respectively.

MORGAN STANLEY VARIABLE INVESTMENT SERIES


- ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request information about the Portfolio, or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at: www.morganstanley.com/funds.


- YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor.


- INFORMATION ABOUT THE FUND (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's (the "SEC") Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.



(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3692)

PROSPECTUS - MAY 1, 2006


MORGAN STANLEY

VARIABLE INVESTMENT SERIES

THE INCOME PLUS PORTFOLIO


CLASS Y

MORGAN STANLEY VARIABLE INVESTMENT SERIES IS A MUTUAL FUND COMPRISED OF 15 SEPARATE PORTFOLIOS, EACH WITH ITS OWN DISTINCTIVE INVESTMENT OBJECTIVE(S) AND POLICIES. IN THIS PROSPECTUS, SHARES OF THE INCOME PLUS PORTFOLIO (THE "PORTFOLIO") ARE BEING OFFERED.


SHARES OF THE PORTFOLIO ARE SOLD EXCLUSIVELY TO CERTAIN LIFE INSURANCE COMPANIES IN CONNECTION WITH PARTICULAR VARIABLE LIFE INSURANCE AND/OR VARIABLE ANNUITY CONTRACTS THEY ISSUE. THE INSURANCE COMPANIES INVEST IN SHARES OF THE PORTFOLIO IN ACCORDANCE WITH INSTRUCTIONS RECEIVED FROM OWNERS OF VARIABLE LIFE INSURANCE OR VARIABLE ANNUITY CONTRACTS.

THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE VARIABLE LIFE INSURANCE AND/OR VARIABLE ANNUITY CONTRACT ISSUED BY YOUR INSURANCE COMPANY.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              CONTENTS


ELIGIBLE INVESTORS                                                                        1

THE PORTFOLIO                 INVESTMENT OBJECTIVES                                       2

                              PRINCIPAL INVESTMENT STRATEGIES                             2

                              PRINCIPAL RISKS                                             4

                              PAST PERFORMANCE                                            8

                              FEES AND EXPENSES OF THE PORTFOLIO                          9

                              ADDITIONAL INVESTMENT STRATEGY INFORMATION                 10

                              ADDITIONAL RISK INFORMATION                                12

                              PORTFOLIO MANAGEMENT                                       14

SHAREHOLDER INFORMATION       PURCHASES AND SALES OF PORTFOLIO SHARES                    15

                              FREQUENT PURCHASES AND REDEMPTIONS                         15

                              PRICING FUND SHARES                                        16

                              PLAN OF DISTRIBUTION                                       16

                              DISTRIBUTIONS                                              17

                              TAX CONSEQUENCES                                           17

                              PORTFOLIO HOLDINGS INFORMATION                             17

                              ADDITIONAL INFORMATION                                     17

FINANCIAL HIGHLIGHTS                                                                     18


                              This PROSPECTUS contains important information about the Income Plus Portfolio and the Morgan Stanley Variable Investment Series. Please read it carefully and keep it for future reference.

ELIGIBLE INVESTORS


Morgan Stanley Variable Investment Series (the "Fund") is comprised of 15 separate portfolios, each with its own distinct investment objective(s) and policies. In this PROSPECTUS, shares of the Income Plus Portfolio are being offered. The Fund's other portfolios are offered through separate prospectuses. The Fund is offered exclusively to life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they offer.


Shares of the Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of variable life insurance and/or variable annuity contracts.


The Fund also offers Class X shares of the Portfolio through a separate prospectus. Class X shares are subject to lower expenses, but are only available through certain eligible variable life insurance and/or variable annuity contracts. For more information, contact the insurance company offering the accompanying prospectus.

THE INCOME PLUS PORTFOLIO

[GRAPHIC]

INVESTMENT OBJECTIVES

The Portfolio seeks as a primary objective to provide a high level of current income by investing primarily in U.S. government securities and other fixed-income securities. As a secondary objective, the Portfolio seeks capital appreciation but only when consistent with its primary objective.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES


The Portfolio will normally invest at least 80% of its assets in (i) U.S. government securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, (ii) debt securities (including zero coupon securities and asset-backed securities) rated at the time of purchase within the four highest bond rating categories by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("S&P") or, if not rated, determined to be of comparable quality by the "Investment Adviser," Morgan Stanley Investment Advisors Inc., and (iii) Yankee government bonds rated at the time of purchase within the four highest rating categories of Moody's or S&P or if not rated determined to be of comparable quality by the Investment Adviser. The Portfolio may also invest up to 20% of its net assets in U.S. dollar denominated debt securities rated below investment grade (commonly known as "junk bonds") and up to 10% of its net assets in non-U.S. dollar denominated debt securities which are rated at the time of purchase within the four highest rating categories by Moody's or S&P or if not rated, determined to be of comparable quality by the Investment Adviser. The Portfolio is not limited as to the maturities of the U.S. Government and other debt securities in which it may invest.


In making investment decisions for the Portfolio, the Investment Adviser considers both domestic and international economic developments, interest rate trends and other factors. The Investment Adviser evaluates technical considerations such as the relative supply of and demand for corporate notes and U.S. Treasury and agencies issues before it decides upon an asset allocation. Similarly, the assessment of the strength of individual companies that issue corporate debt and the overall country risk of sovereign debt obligations contribute to the decision-making process.

MORTGAGE-BACKED SECURITIES. Certain of the securities in which the Portfolio may invest are mortgage-backed securities. One type of mortgage-backed security in which the Portfolio may invest is a mortgage pass-through security. These securities represent a participation interest in a pool of mortgage loans originated by U.S. Governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. Mortgage pass-through securities may be collateralized by mortgages with fixed rates of interest or adjustable rates.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs"). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make

[SIDENOTE]

INCOME

An investment objective having the goal of selecting securities to pay out income.

payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the allocation, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Portfolio may invest in any class of CMO.

COMMERCIAL MORTGAGE-BACKED SECURITIES ("CMBS"). The Portfolio may invest in CMBS. CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of their remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of the property. An extension of a final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in lower yield for discount bonds and a higher yield for premium bonds.

ASSET-BACKED SECURITIES. The Portfolio may also invest in asset-backed securities. Asset-backed securities represent an interest in a pool of assets such as automobile and credit card receivables or home equity loans that have been securitized in pass-through structures similar to mortgage-backed securities. These types of pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.

FOREIGN SECURITIES. The Portfolio may invest in both U.S. dollar denominated debt securities of foreign issuers ("Yankee bonds") and non-U.S. dollar denominated debt securities of foreign issuers. Yankee government bonds are U.S. dollar denominated bonds issued by foreign government agencies or instrumentalities (no more than 20% of the Portfolio's assets may be invested in Yankee government bonds). Yankee government bonds are sovereign debt of the issuing government. The Portfolio may invest up to 15% of its net assets in Yankee corporate bonds which are rated at the time of purchase within the four highest grades as determined by Moody's or S&P or which, if not rated, are of comparable quality as determined by the Investment Adviser. Yankee corporate bonds are U.S. dollar-denominated debt securities issued by foreign companies. The Portfolio may also invest up to 10% of its assets in non-U.S. dollar denominated bonds which are rated at the time of purchase within the four highest grades as determined by Moody's or S&P or which, if not rated, are of comparable quality as determined by the Investment Adviser.

BORROWING. In seeking to increase income, the Portfolio may borrow to purchase securities. Such borrowing may not exceed 25% of the Portfolio's assets.

OTHER INVESTMENTS. The Portfolio may also invest in targeted return index securities ("TRAINs"), stripped mortgage-backed securities and inverse floaters. The Portfolio may also utilize futures and options, forward foreign currency exchange contracts and swaps. For more information, see the "Additional Investment Strategy Information" section.

[GRAPHIC]

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objectives. The Portfolio's share price and yield will fluctuate with changes in the market value and/or yield of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

FIXED-INCOME SECURITIES. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities (which are purchased at a discount and generally accrue interest, but make no payment until maturity) are typically subject to greater price fluctuations than comparable securities that pay interest). Accordingly, a rise in the general level of interest rates may cause the price of the Portfolio's fixed-income securities to fall substantially.

U.S. GOVERNMENT SECURITIES. The U.S. government securities that the Portfolio may purchase include U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. government. In addition, the Portfolio may purchase securities issued by agencies and instrumentalities of the U.S. government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association ("Ginnie Mae") and the Federal Housing Administration. The Portfolio may also purchase securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the U.S. Treasury. Among these agencies and instrumentalities are the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal Home Loan Banks. Further, the Portfolio may purchase securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Farm Credit System. Because these securities are not backed by the full faith and credit of the United States, there is a risk that the U.S. government will not provide financial support to these agencies if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities have different risk characteristics than traditional debt securities. Although generally the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that principal on underlying mortgages may be prepaid at any time, as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Portfolio to invest the proceeds at generally lower interest rates.

Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the Investment Adviser, could reduce the Portfolio's yield, increase the volatility of the Portfolio and/or cause a decline in net asset value. Certain mortgage-backed securities in which the Portfolio may invest may be more volatile and less liquid than other traditional types of debt securities.


CMOs. The principal and interest on the Mortgage Assets comprising a CMO may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to prevailing market yields on Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final scheduled distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Portfolio could sustain a loss.

CMBS. CMBS are subject to credit risk and prepayment risk. The Portfolio invests in CMBS that are rated in the top rating category by a nationally-recognized statistical rating organization (e.g., AAA by S&P or Aaa by Moody's). Although prepayment risk is present, it is of a lesser degree in the CMBS than in the residential mortgage market; commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (e.g., significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).


ASSET-BACKED SECURITIES. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit card use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

LOWER RATED FIXED-INCOME SECURITIES AND RESTRICTED SECURITIES. The Portfolio's investments in lower rated fixed-income securities, otherwise known as junk bonds, pose significant risks. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Portfolio may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. Many junk bonds are issued as Rule 144A securities. Rule 144A securities could have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio may be unable to find qualified institutional buyers interested in purchasing the securities. The illiquidity of the market may also adversely affect the ability of the Fund's Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Portfolio to sell certain securities.

FOREIGN SECURITIES. The Portfolio's investment in foreign securities involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio may convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.

YANKEE GOVERNMENT BONDS. Investments in sovereign debt such as Yankee government bonds are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.


MATURITY AND DURATION. Traditionally, a debt security's term-to-maturity has been used as an indicator for the sensitivity of the security's price to changes in interest rates (which is the interest rate risk or volatility of the security). However, term-to-maturity measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity.

Duration is a measure of the expected life of a fixed-income security that was developed as a more precise measure of interest rate sensitivity than term-to-maturity. A portfolio with a lower average duration generally should experience less price volatility in response to changes in interest rates than a portfolio with a higher average duration. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration is one of the fundamental tools used by the Investment Adviser in the selection of fixed-income securities. Duration takes the length of the time intervals between the present time and the time that the interest and the principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed-income security with interest payments occurring prior to the payment of principal, duration is always less than maturity.


There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities generally is 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Investment Adviser will use analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.


BORROWING. The Portfolio may borrow money to purchase securities. To the extent that the Portfolio engages in such practice it may be leveraged. Leveraging generally exaggerates the effect on net asset value of any increase or decrease in the market value of the Portfolio's investments.

OTHER RISKS. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. The Portfolio is also subject to other risks from its permissible investments, including the risks associated with investments in TRAINs, stripped mortgage-backed securities, inverse floaters, options and futures, forward foreign currency exchange contracts and swaps. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

[GRAPHIC]

PAST PERFORMANCE


The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or variable annuity contracts, which would lower the performance for all periods shown.


[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

2001       9.33%
2002       5.26%
2003       8.09%
2004       5.07%
2005       3.08%


THE YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2006 WAS -0.79%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 4.21% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -2.67% (quarter ended June 30, 2004).

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2005)



                                                                                             LIFE OF PORTFOLIO
                                                                PAST 1 YEAR   PAST 5 YEARS    (SINCE 06/05/00)
--------------------------------------------------------------------------------------------------------------
The Income Plus Portfolio                                           3.08%          6.14%           7.02%
Lehman Brothers U.S. Aggregate Index(1)                             2.43%          5.87%           6.75%


(1) THE LEHMAN BROTHERS U.S. AGGREGATE INDEX TRACKS THE PERFORMANCE OF ALL U.S. GOVERNMENT AGENCY AND TREASURY SECURITIES, INVESTMENT-GRADE CORPORATE DEBT SECURITIES, AGENCY MORTGAGE-BACKED SECURITIES, ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BASED SECURITIES. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

[SIDENOTE]

ANNUAL TOTAL RETURNS


This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past five calendar years.


AVERAGE ANNUAL TOTAL RETURNS


This table compares the average annual total returns of the Portfolio's Class Y shares with those of an index that represents a broad measure of market performance over time.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


Advisory fee                                                    0.42%
Distribution and service (12b-1) fees                           0.25%
Other expenses                                                  0.12%
Total annual Portfolio operating expenses                       0.79%



EXAMPLE


This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.


                                    EXPENSES OVER TIME
                              ----------------------------------
                              1 YEAR  3 YEARS  5 YEARS  10 YEARS
                              ----------------------------------
                              $   81  $   252  $   439  $    978


[SIDENOTE]

ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2005. The Securities and Exchange Commission requires that the Portfolio disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[GRAPHIC]

ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to the Portfolio's investment strategies.


TRAINs. The Portfolio may invest up to 10% of the Portfolio's net assets in TRAINs. A TRAIN is a structured, pooled investment vehicle that permits investment in a diversified portfolio of fixed income securities without the brokerage and other expenses associated with directly holding small positions in individual securities. Since TRAINs are also considered high yield securities, investments in TRAINs fall within the limits for investments in "junk bonds."


STRIPPED MORTGAGE-BACKED SECURITIES. The Portfolio may invest up to 10% of its net assets in stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured in two classes. One class entitles the holder to receive all or most of the interest but little or none of the principal of a pool of Mortgage Assets (the interest-only or "IO" Class), while the other class entitles the holder to receive all or most of the principal but little or none of the interest (the principal-only or "PO" Class).

INVERSE FLOATERS. The Portfolio may invest up to 10% of its net assets in inverse floaters. An inverse floater has a coupon rate that moves in the direction opposite to that of a designated interest rate index.

OPTIONS AND FUTURES. The Portfolio may invest in options and futures including interest rate futures and options on underlying portfolio securities and currencies and may invest in put and call options with respect to foreign currencies and futures on interest rate indexes. Options and futures may be used to manage the interest rate sensitivity of the Portfolio's portfolio securities or to seek to protect against a decline in securities or currency prices or an increase in prices of securities or currencies that may be purchased.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Portfolio's investments also may include forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. In addition, the Portfolio may use these instruments to modify its exposure to various currency markets.


SWAPS. Swap transactions are contracts in which the Portfolio agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. A "specified index" may include currencies, interest rates, fixed-income indices, securities indices, total return on interest rate indices or commodity indices. Swaps may be used to manage the maturity and duration of a fixed-income portfolio, or to gain exposure to a market without directly investing in securities traded in that market. Currency swaps generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Interest rate caps, floors and collars are swaps in which one party pays a single or periodic fixed amount or premium and the other party pays periodic amounts based on the movement of a specified index. The Portfolio may enter into credit default swap contracts for hedging purposes, to add leverage to its portfolio or to gain exposure to a credit in which the Portfolio may otherwise invest.

DEFENSIVE INVESTING. The Portfolio may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture that may be inconsistent with its principal investment strategies when the Investment Adviser believes it advisable to do so. Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When the Portfolio takes a defensive position, it may not achieve its investment objectives.

INVESTMENT POLICIES. The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any portfolio security. However, the Portfolio may be required to sell its illiquid securities holdings, or reduce its borrowings, if any, in response to fluctuations in the value of such holdings. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.


PORTFOLIO TURNOVER. The Portfolio may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this PROSPECTUS shows the Portfolio's turnover rates during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Portfolio buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs.

[GRAPHIC]

ADDITIONAL RISK INFORMATION

This section provides additional information relating to the risks of investing in the Portfolio.


TRAINs. The Portfolio may invest in TRAINs, which are investment vehicles structured as trusts. Each trust represents an undivided investment interest in the pool of securities (generally high yield securities) underlying the trust without the brokerage and other expenses associated with holding small positions in individual securities. TRAINs are not registered under the Securities Act of 1933, as amended (the "Securities Act") or the Investment Company Act of 1940, as amended (the "Investment Company Act") and therefore must be held by qualified purchasers and resold to qualified institutional buyers pursuant to Rule 144A under the Securities Act. Investments in certain TRAINs may have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities. A shareholder in the Portfolio would bear not only his proportionate share of the expenses of the Portfolio, but also, indirectly, the administrative and other expenses, if any, of the underlying TRAINs.


STRIPPED MORTGAGE-BACKED SECURITIES. Investments in each class of stripped mortgage-backed securities are extremely sensitive to changes in interest rates. IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of prepayment decreases. If the Portfolio invests in stripped mortgage-backed securities and interest rates move in a manner not anticipated by Portfolio management, it is possible that the Portfolio could lose all or substantially all of its investment.

INVERSE FLOATERS. Investments in inverse floaters are subject to certain risks. Like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. They are more volatile, however, than most other fixed-income securities because the coupon rate on an inverse floater typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters may also increase or decrease substantially because of changes in the rate of prepayments.

OPTIONS AND FUTURES. If the Portfolio invests in options and/or futures, its participation in these markets would subject the Portfolio's portfolio to certain risks. The Investment Adviser's predictions of movements in the direction of the bond, currency or interest rate markets may be inaccurate, and the adverse consequences to the Portfolio (e.g., a reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Use of forward foreign currency exchange contracts involves risks. If the Investment Adviser employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's volatility and, thus, could involve a significant risk.

SWAPS. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Portfolio is contractually obligated to make, or, in the case of the other party to a swap defaulting, the net amount of payments that the Portfolio is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps. The Portfolio's investments in credit default swap contracts involves risks. Where the Portfolio is the buyer of a credit default swap contract, it would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default by a third party on the debt obligation. If no default occurs, the Portfolio would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation.

[GRAPHIC]

PORTFOLIO MANAGEMENT


The Fund has retained the Investment Adviser -- Morgan Stanley Investment Advisors Inc. -- to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 1221 Avenue of the Americas, New York, NY 10020.

The Portfolio's assets are managed within the Taxable Fixed Income team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio include David S. Horowitz, a Managing Director of the Investment Adviser, and Gerhardt P. Herbert, an Executive Director of the Investment Adviser.

Mr. Horowitz has been associated with the Investment Adviser in an investment management capacity since May 1995 and began managing the Portfolio in April 2002. Mr. Herbert has been associated with the Investment Adviser in an investment management capacity since August 1994 and began managing the Portfolio in November 2005.

The Fund's STATEMENT OF ADDITIONAL INFORMATION provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.


The composition of the team may change without notice from time to time.


The Portfolio pays the Investment Adviser a monthly management fee as full compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 2005, the Portfolio accrued total compensation to the Investment Adviser amounting to 0.42% of the Portfolio's average daily net assets.

A discussion regarding the basis for the Board of Trustees approval of the investment advisory agreement is available in the Fund's semiannual report to shareholders for the period ended June 30, 2005.


[SIDENOTE]

MORGAN STANLEY INVESTMENT ADVISORS INC.


The Investment Adviser is widely recognized as a leader in the mutual fund industry and had approximately $90 billion in assets under management or administration as of March 31, 2006.

SHAREHOLDER INFORMATION

[GRAPHIC]

PURCHASES AND SALES OF PORTFOLIO SHARES


Shares are offered on each day that the New York Stock Exchange is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to and from separate accounts.


The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

[GRAPHIC]

FREQUENT PURCHASES AND REDEMPTIONS


Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners is referred to as "market-timing" or "short-term trading" and may present risks for other contract owners with long-term interests in the Portfolio, which may include, among other things, dilution in the value of the Portfolio's shares indirectly held by contract owners with long term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs, and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market-timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price-arbitrage"). Investments in certain fixed income securities (such as high yield bonds) may be adversely affected by price arbitrage trading strategies.

The Portfolio's policies with respect to valuing portfolio securities are described below in "Pricing Fund Shares."


The Fund's Board of Trustees has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies generally do not provide specific contract owner transaction instructions to the Portfolio. The ability of the Portfolio to monitor such underlying activity, therefore, is limited. Consequently, the Portfolio must rely on the insurance company to monitor frequent short-term trading by contract owners. If the Portfolio identifies suspected market-timing activity, the insurance company will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners may be able to engage in frequent trading to the detriment of contract owners with long-term interests in the Portfolio. If the insurance company refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company.


[GRAPHIC]

PRICING FUND SHARES

The price of shares of the Portfolio, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share of the Portfolio is calculated once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

An exception to the general policy of using market prices concerns the Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

[GRAPHIC]


PLAN OF DISTRIBUTION

The Fund has adopted a Plan of Distribution for the Portfolio in accordance with Rule 12b-1 under the Investment Company Act. Class Y shares are subject to a distribution (12b-1) fee of

0.25% of the average daily net assets of the Class. The Plan allows Class Y shares of the Portfolio to bear distribution fees in connection with the sale and distribution of Class Y shares. It also allows the Portfolio to pay for services to Class Y shareholders. Because these fees are paid out of the assets of the Portfolio's Class Y shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


[GRAPHIC]

DISTRIBUTIONS


The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns interest from fixed-income investments. These amounts are passed along to the Portfolio shareholders as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gains distributions."

Dividends from net investment income are declared and paid monthly. Capital gains distributions, if any, are declared and paid at least once per year.


[GRAPHIC]

TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

[GRAPHIC]

PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's STATEMENT OF ADDITIONAL INFORMATION.

[GRAPHIC]

ADDITIONAL INFORMATION


The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries or service providers, including insurance companies and their affiliates, in connection with the sale or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class Y shares for the past five years. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).


This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the STATEMENT OF ADDITIONAL INFORMATION from the Portfolio's annual report, which is available upon request.


Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the accompanying prospectus for either the variable annuity or the variable life contract issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.


YEAR ENDED DECEMBER 31,                              2005            2004            2003            2002            2001
SELECTED PER SHARE DATA:
Net asset value beginning of period              $     10.67     $     10.71     $     10.46     $     10.54     $     10.21
                                                 -----------     -----------     -----------     -----------     -----------
Income (loss) from investment operations:
  Net investment income*                                0.48            0.52            0.54            0.54            0.57
  Net realized and unrealized gain (loss)              (0.16)           0.01            0.29           (0.01)           0.36
                                                 -----------     -----------     -----------     -----------     -----------
Total income from investment operations                 0.32            0.53            0.83            0.53            0.93
                                                 -----------     -----------     -----------     -----------     -----------
Less dividends from net investment income              (0.52)          (0.57)          (0.58)          (0.61)          (0.60)
                                                 -----------     -----------     -----------     -----------     -----------
Net asset value end of period                    $     10.47     $     10.67     $     10.71     $     10.46     $     10.54
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                           3.08%           5.07%           8.09%           5.26%           9.33%
-------------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS**
Expenses                                                0.79%           0.79%           0.78%           0.77%           0.78%
Net investment income                                   4.55%           4.93%           5.05%           5.32%           5.57%
SUPPLEMENTAL DATA:
Net assets end of period (000's)                 $   197,968     $   176,054     $   140,629     $   102,262     $    54,115
Portfolio turnover rate                                   57%             28%             72%            106%            150%

* The per share amounts were computed using an average number of shares outstanding during the period.

** Reflects overall Portfolio ratios for investment income and non-class specific expenses

+ Calculated based on the net asset value as of the last business day of the period.

MORGAN STANLEY VARIABLE INVESTMENT SERIES


- ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request information about the Portfolio, or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at: www.morganstanley.com/funds.


- YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor.


- INFORMATION ABOUT THE FUND (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's (the "SEC") Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at
   (202) 551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.


(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3692)

PROSPECTUS - MAY 1, 2006


MORGAN STANLEY

VARIABLE INVESTMENT SERIES

THE HIGH YIELD PORTFOLIO

CLASS Y



MORGAN STANLEY VARIABLE INVESTMENT SERIES IS A MUTUAL FUND COMPRISED OF 15 SEPARATE PORTFOLIOS, EACH WITH ITS OWN DISTINCTIVE INVESTMENT OBJECTIVE(S) AND POLICIES. IN THIS PROSPECTUS, SHARES OF THE HIGH YIELD PORTFOLIO (THE "PORTFOLIO") ARE BEING OFFERED.


SHARES OF THE PORTFOLIO ARE SOLD EXCLUSIVELY TO CERTAIN LIFE INSURANCE COMPANIES IN CONNECTION WITH PARTICULAR VARIABLE LIFE INSURANCE AND/OR VARIABLE ANNUITY CONTRACTS THEY ISSUE. THE INSURANCE COMPANIES INVEST IN SHARES OF THE PORTFOLIO IN ACCORDANCE WITH INSTRUCTIONS RECEIVED FROM OWNERS OF VARIABLE LIFE INSURANCE OR VARIABLE ANNUITY CONTRACTS.

THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE VARIABLE LIFE INSURANCE AND/OR VARIABLE ANNUITY CONTRACT ISSUED BY YOUR INSURANCE COMPANY.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                         CONTENTS

ELIGIBLE INVESTORS                                                            1


THE PORTFOLIO            INVESTMENT OBJECTIVES                                2

                         PRINCIPAL INVESTMENT STRATEGIES                      2

                         PRINCIPAL RISKS                                      3

                         PAST PERFORMANCE                                     5

                         FEES AND EXPENSES OF THE PORTFOLIO                   6

                         ADDITIONAL INVESTMENT STRATEGY INFORMATION           7

                         ADDITIONAL RISK INFORMATION                          9

                         PORTFOLIO MANAGEMENT                                12


SHAREHOLDER INFORMATION  PURCHASES AND SALES OF PORTFOLIO SHARES             13

                         FREQUENT PURCHASES AND REDEMPTIONS                  13

                         PRICING FUND SHARES                                 14

                         PLAN OF DISTRIBUTION                                15

                         DISTRIBUTIONS                                       15

                         TAX CONSEQUENCES                                    15

                         PORTFOLIO HOLDINGS INFORMATION                      15

                         ADDITIONAL INFORMATION                              15


FINANCIAL HIGHLIGHTS                                                         16


                         This PROSPECTUS contains important information about the High Yield Portfolio and the Morgan Stanley Variable Investment Series. Please read it carefully and keep it for future reference.

ELIGIBLE INVESTORS


Morgan Stanley Variable Investment Series (the "Fund") is comprised of 15 separate portfolios, each with its own distinct investment objective(s) and policies. In this PROSPECTUS, shares of the High Yield Portfolio are being offered. The Fund's other portfolios are offered through separate prospectuses. The Fund is offered exclusively to life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they offer.


Shares of the Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of variable life insurance and/or variable annuity contracts.


The Fund also offers Class X shares of the Portfolio through a separate prospectus. Class X shares are subject to lower expenses, but are only available through certain eligible variable life insurance and/or variable annuity contracts. For more information, contact the insurance company offering the accompanying prospectus.

THE HIGH YIELD PORTFOLIO

[GRAPHIC]

INVESTMENT OBJECTIVES

The Portfolio seeks as a primary objective to provide a high level of current income by investing in a diversified portfolio consisting principally of fixed-income securities, which may include both non-convertible and convertible debt securities and preferred stocks. As a secondary objective the Portfolio will seek capital appreciation, but only when consistent with its primary objective.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES


The Portfolio will normally invest at least 80% of its assets in fixed-income securities (including zero coupon securities) rated below Baa by Moody's Investors Service, Inc. ("Moody's") or below BBB by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("S&P") or in non-rated securities considered by the Portfolio's "Investment Adviser," Morgan Stanley Investment Advisors Inc., to be appropriate investments for the Portfolio. Such securities may also include "Rule 144A" securities, which are subject to resale restrictions. Shareholders of the Portfolio will receive at least 60 days prior notice of any changes in this policy. Securities rated below Baa or BBB are commonly known as "junk bonds." There are no minimum quality ratings for investments, and as such the Portfolio may invest in securities which no longer make payments of interest or principal.

In deciding which securities to buy, hold or sell, the Investment Adviser considers an issuer's creditworthiness, economic developments, interest rate trends and other factors it deems relevant. In evaluating an issuer's creditworthiness, the Investment Adviser relies principally on its own analysis. A security's credit rating is simply one factor that may be considered by the Investment Adviser in this regard.


In addition to junk bonds, the Portfolio may invest in securities rated Baa or BBB or higher (or, if not rated, determined to be of comparable quality) when the Investment Adviser believes that such securities may produce attractive yields.

The Portfolio may invest up to 30% of its assets in securities issued by foreign governments and other foreign issuers (including American depositary receipts or other similar securities convertible into securities of foreign issuers) but not more than 10% of its assets in these securities may be denominated in foreign currencies. The Portfolio's investments may include the securities of issuers located in emerging market countries.


OTHER INVESTMENTS. The Portfolio may also invest in common stocks, asset-backed securities, unit offerings and convertible securities, targeted return index securities ("TRAINs"), commercial mortgage-backed securities ("CMBS"), collateralized mortgage obligations ("CMOs"), stripped mortgage-backed securities and inverse floaters. The Portfolio may also utilize forward foreign currency exchange contracts, options and futures, swaps and options on swaps. For more information, see the "Additional Investment Strategy Information" section.


[SIDENOTE]

INCOME

An investment objective having the goal of selecting securities to pay out income.

[GRAPHIC]

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objectives. The Portfolio's share price and yield will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

FIXED-INCOME SECURITIES. Principal risks of investing in the Portfolio are associated with its junk bond investments. All fixed-income securities, such as junk bonds, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.) Accordingly, a rise in the general level of interest rates may cause the price of the Portfolio's fixed-income securities to fall substantially.


LOWER RATED SECURITIES ("JUNK BONDS"). Junk bonds are subject to greater risk of loss of income and principal than higher rated securities. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Portfolio may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The Rule 144A securities could have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio may be unable to find qualified institutional buyers interested in purchasing the securities. The illiquidity of the market may also adversely affect the ability of the Fund's Board of Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Portfolio to sell certain securities. In addition, periods of economic uncertainty and change probably would result in an increased volatility of market prices of high yield securities and a corresponding volatility in the Portfolio's net asset value. In addition to junk bonds, the Portfolio may also invest in certain investment grade fixed-income securities. Some of these securities have speculative characteristics.

FOREIGN SECURITIES. The Portfolio's investment in foreign securities involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio may convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them to any voting rights with respect to the deposited securities.

OTHER RISKS. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. The Portfolio is subject to other risks from its permissible investments, including the risks associated with its investments in common stocks, asset-backed securities, unit offerings/convertible securities, TRAINs, CMBS, CMOs, stripped mortgage-backed securities, inverse floaters, forward foreign currency exchange contracts, options and futures, swaps and options on swaps. For more information about these risks, see the "Additional Risk Information" section.


Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

[GRAPHIC]

PAST PERFORMANCE


The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or variable annuity contracts, which would lower the performance for all periods shown.


[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

2001       -33.92%
2002        -7.36%
2003        27.43%
2004         9.56%
2005         1.92%


THE YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2006 WAS 2.65%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 8.71% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -17.23% (quarter ended September 30, 2001).

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2005)



                                                                                                LIFE OF PORTFOLIO
                                                                 PAST 1 YEAR    PAST 5 YEARS     (SINCE 06/05/00)
-----------------------------------------------------------------------------------------------------------------
The High Yield Portfolio                                             1.92%         -2.72%             -8.50%
CSFB High Yield Index(1)                                             2.26%          9.83%              8.23%
Lehman Brothers U.S. Corporate High Yield Index(2)                   2.74%          8.85%              7.28%



(1) THE CSFB HIGH YIELD INDEX IS DESIGNED TO MIRROR THE INVESTIBLE UNIVERSE OF THE U.S. DOLLAR--DENOMINATED HIGH YIELD DEBT MARKET. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THE PORTFOLIO'S BENCHMARK IS BEING CHANGED FROM THE LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD INDEX TO THE CSFB HIGH YIELD INDEX TO MORE ACCURATELY REFLECT THE PORTFOLIO'S INVESTIBLE UNIVERSE.

(2) LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD INDEX TRACKS THE PERFORMANCE OF ALL BELOW INVESTMENT-GRADE SECURITIES WHICH HAVE AT LEAST $100 MILLION IN OUTSTANDING ISSUANCE, A MATURITY GREATER THAN ONE YEAR, AND ARE ISSUED IN FIXED-RATE U.S. DOLLAR DENOMINATIONS. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


[SIDENOTE]

ANNUAL TOTAL RETURNS


This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past five calendar years.


AVERAGE ANNUAL TOTAL RETURNS


This table compares the average annual total returns of the Portfolio's Class Y shares with those of indices that represent broad measures of market performance over time.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


Advisory fee                                      0.42%
Distribution and service (12b-1) fees             0.25%
Other expenses                                    0.45%
Total annual Portfolio operating expenses         1.12%



EXAMPLE


This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.


                            EXPENSES OVER TIME
               ---------------------------------------------
               1 YEAR      3 YEARS      5 YEARS     10 YEARS
               ---------------------------------------------
               $   114      $  356      $   617      $  1,363


[SIDENOTE]

ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2005. The Securities and Exchange Commission requires that the Portfolio disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[GRAPHIC]

ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to the Portfolio's investment strategies.

ASSET-BACKED SECURITIES. Asset-backed securities represent an interest in a pool of assets such as automobile loans and credit card receivables or home equity loans that have been securitized in pass through structures similar to mortgage-backed securities. These types of pass through securities provide for monthly payments that are a "pass through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.

UNIT OFFERINGS/CONVERTIBLE SECURITIES. The Portfolio may purchase units which combine debt securities with equity securities and/or warrants. The Portfolio may invest in convertible securities, which are securities that generally pay interest and may be converted into common stock.


TRAINs. Up to 10% of the Portfolio's net assets may be invested in TRAINs. A TRAIN is a structured, pooled investment vehicle that permits investment in a diversified portfolio of fixed-income securities without the brokerage and other expenses associated with directly holding small positions in individual securities. Since TRAINs are also considered high yield securities, investments in TRAINs fall within the limits of investments in "junk bonds."

CMOs. The Portfolio may invest in CMOs. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "mortgage assets"). Payments of principal and interest on the mortgage assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the mortgage assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the allocation, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other mortgage assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Portfolio may invest in any class of CMO.

CMBS. The Portfolio may invest in CMBS. CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of their remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of the property. An extension of a final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in lower yield for discount bonds and a higher yield for premium bonds.


STRIPPED MORTGAGE-BACKED SECURITIES. The Portfolio may invest up to 10% of its net assets in stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured in two classes. One class entitles the holder to receive all or most of the interest but little or none of the principal of a pool of Mortgage Assets (the interest-only or "IO" Class), while the other class entitles the holder to receive all or most of the principal but little or none of the interest (the principal-only or "PO" Class).

INVERSE FLOATERS. The Portfolio may invest up to 10% of its net assets in inverse floaters. An inverse floater has a coupon rate that moves in the direction opposite to that of a designated interest rate index.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Portfolio's investments also may include forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. In addition, the Portfolio may use these instruments to modify its exposure to various currency markets.


OPTIONS AND FUTURES. The Portfolio may invest in options and futures, including interest rate futures and options on underlying portfolio securities and currencies, and may invest in put and call options with respect to foreign currencies and futures on interest rate indexes. Options and futures may be used to manage the interest rate sensitivity of the Portfolio's portfolio securities or to seek to protect against a decline in securities or currency prices or an increase in prices of securities or currencies that may be purchased.


SWAPS. Swap transactions are contracts in which the Portfolio agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. The payment streams are calculated by reference to a specified index and agreed upon notational amount. A "specified index" may include currencies, interest rates, fixed-income indices, securities indices, total return on interest rate indices or commodity indices. Swaps may be used to manage the maturity and duration of a fixed-income portfolio, or to gain exposure to a market without directly investing in securities traded in that market. Currency swaps generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Interest rate caps, floors and collars are swaps in which one party pays a single or periodic fixed amount or premium and the other party pays periodic amounts based on the movement of a specified index. The Portfolio may enter into credit default swap contracts for hedging purposes, to add leverage to its portfolio or to gain exposure to a credit in which the Portfolio may otherwise invest.


The Portfolio may write (sell) and purchase put and call swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Portfolio may use swap options for hedging purposes or to manage and mitigate the credit and interest rate risk of the Portfolio.

DEFENSIVE INVESTING. The Portfolio may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture that may be inconsistent with its principal investment strategies when the Investment Adviser believes it is advisable to do so. Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When the Portfolio takes a defensive position, it may not achieve its investment objectives.

INVESTMENT POLICIES. The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any portfolio security. However, the Portfolio may be required to sell its illiquid securities holdings or reduce its borrowings, if any, in response to fluctuations in the value of such holdings. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

[GRAPHIC]

ADDITIONAL RISK INFORMATION

This section provides additional information relating to the risks of investing in the Portfolio.


COMMON STOCK. In general, stock and other equity security values fluctuate in response to activities specific to company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.


ASSET-BACKED SECURITIES. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit card use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

UNIT OFFERINGS/CONVERTIBLE SECURITIES. Any Portfolio investments in unit offerings and/or convertible securities may carry risks associated with both fixed-income and equity securities.


TRAINs. The Portfolio may invest in TRAINs, which are investment vehicles structured as trusts. Each trust represents an undivided investment interest in the pool of securities (generally high yield securities) underlying the trust without the brokerage and other expenses associated with holding small positions in individual securities. TRAINs are not registered under the Securities Act of 1933, as amended (the "Securities Act") or the Investment Company Act of 1940, as amended (the "Investment Company Act"), and therefore must be held by qualified purchasers and resold to qualified institutional buyers pursuant to Rule 144A under the Securities Act. Many junk bonds are issued as Rule 144A securities. Investments in certain TRAINs may have the effect of increasing the level of Portfolio illiquidity to the extent that the Portfolio, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities. A shareholder in the Portfolio would bear not only his proportionate share of the expenses of the Portfolio, but also, indirectly, the administrative and other expenses, if any, of the underlying TRAINs.

CMOs. The principal and interest on the mortgage assets comprising a CMO may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on mortgage assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying mortgage assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to the prevailing market yields on the mortgage assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying mortgage assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Portfolio could sustain a loss.

CMBS. CMBS are subject to credit risk and prepayment risk. The Portfolio invests in CMBS that are rated in the top rating category by a nationally-recognized statistical rating organization (E.G., AAA by S&P or Aaa by Moody's). Although prepayment risk is present, it is of a lesser degree in the CMBS than in the residential mortgage market; commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (E.G., significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).


STRIPPED MORTGAGE-BACKED SECURITIES. Investments in each class of stripped mortgage-backed securities are extremely sensitive to changes in interest rates. IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of prepayment decreases. If the Portfolio invests in stripped mortgage-backed securities and interest rates move in a manner not anticipated by Portfolio management, it is possible that the Portfolio could lose all or substantially all of its investment.

INVERSE FLOATERS. Investments in inverse floaters are subject to certain risks. Like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. They are more volatile, however, than most other fixed-income securities because the coupon rate on an inverse floater typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters may also increase or decrease substantially because of changes in the rate of prepayments.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Use of forward foreign currency exchange contracts involves risks. If the Investment Adviser employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's volatility and, thus, could involve a significant risk.

OPTIONS AND FUTURES. If the Portfolio invests in options and/or futures, its participation in these markets would subject the Portfolio's portfolio to certain risks. The Investment Adviser's predictions of movements in the direction of the bond, currency or interest rate markets may be inaccurate, and the adverse consequences to the Portfolio (E.G., a reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.

SWAPS. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Portfolio is contractually obligated to make, or, in the case of the other party to a swap defaulting, the net amount of payments that the Portfolio is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps. The Portfolio's investments in credit default swap contracts involves risks. Where the Portfolio is the buyer of a credit default swap contract, it would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default by a third party on the debt obligation. If no default occurs, the Portfolio would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation.


The use of swap options involves risks, including, among others, (i) changes in the market value of securities held by the Portfolio and of swap options relating to those securities may not be proportionate, (ii) there may not be a liquid market for the Portfolio to sell a swap option, which could result in difficulty closing a position, (iii) swap options can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate, and (iv) counterparty risk.

[GRAPHIC]

PORTFOLIO MANAGEMENT

The Fund has retained the Investment Adviser -- Morgan Stanley Investment Advisors Inc. -- to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 1221 Avenue of the Americas, New York, NY 10020.


The Portfolio's assets are managed within the Taxable Fixed Income team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio include Gordon W. Loery, an Executive Director of the Investment Adviser, and Joshua M. Givelber, a Vice President of the Investment Adviser.

Mr. Loery has been associated with the Investment Adviser in an investment management capacity since June 1990 and began managing the Portfolio in January 2001. Mr. Givelber has been associated with the Investment Adviser in a research capacity since June 1999, in an investment management capacity since 2002 and began managing the Portfolio in April 2003. Mr. Loery is the lead manager of the Portfolio. Each member is responsible for specific sectors. All team members are responsible for the management of the Portfolio and for the execution of the overall strategy of the Portfolio.

The Fund's STATEMENT OF ADDITIONAL INFORMATION provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.


The composition of the team may change without notice from time to time.


The Portfolio pays the Investment Adviser a monthly management fee as full compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 2005, the Portfolio accrued total compensation to the Investment Adviser amounting to 0.42% of the Portfolio's average daily net assets.

A discussion regarding the basis for the Board of Trustees approval of the investment advisory agreement is available in the Fund's semiannual report to shareholders for the period ended June 30, 2005.


[SIDENOTE]

MORGAN STANLEY INVESTMENT ADVISORS INC.


The Investment Adviser is widely recognized as a leader in the mutual fund industry and had approximately $90 billion in assets under management or administration as of March 31, 2006.

SHAREHOLDER INFORMATION

[GRAPHIC]

PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to and from separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

[GRAPHIC]

FREQUENT PURCHASES AND REDEMPTIONS


Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners is referred to as "market-timing" or "short-term trading" and may present risks for other contract owners with long-term interests in the Portfolio, which may include, among other things, dilution in the value of the Portfolio's shares indirectly held by contract owners with long term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs, and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market-timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price-arbitrage"). Investments in certain fixed income securities (such as high yield bonds) may be adversely affected by price arbitrage trading strategies.


The Portfolio's policies with respect to valuing portfolio securities are described below in "Pricing Fund Shares."

The Fund's Board of Trustees has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies generally do not provide specific contract owner transaction instructions to the Portfolio. The ability of the Portfolio to monitor such underlying activity, therefore, is limited. Consequently, the Portfolio must rely on the insurance company to monitor frequent short-term trading by contract owners. If the Portfolio identifies suspected market-timing activity, the insurance company will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners may be able to engage in frequent trading to the detriment of contract owners with long-term interests in the Portfolio. If the insurance company refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company.


[GRAPHIC]

PRICING FUND SHARES

The price of shares of the Portfolio, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share of the Portfolio is calculated once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.


The value of the Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's securities may change on days when shareholders will not be able to purchase or sell their shares.


An exception to the general policy of using market prices concerns the Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

[GRAPHIC]


PLAN OF DISTRIBUTION

The Fund has adopted a Plan of Distribution for the Portfolio in accordance with Rule 12b-1 under the Investment Company Act. Class Y shares are subject to a distribution (12b-1) fee of 0.25% of the average daily net assets of the Class. The Plan allows Class Y shares of the Portfolio to bear distribution fees in connection with the sale and distribution of Class Y shares. It also allows the Portfolio to pay for services to Class Y shareholders. Because these fees are paid out of the assets of the Portfolio's Class Y shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


[GRAPHIC]

DISTRIBUTIONS


The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns income from stocks and interest from fixed-income investments. These amounts are passed along to Portfolio shareholders as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gains distributions."

Dividends from net investment income are declared and paid monthly. Capital gains distributions, if any, are declared and paid at least once per year.


[GRAPHIC]

TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

[GRAPHIC]

PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's STATEMENT OF ADDITIONAL INFORMATION.

[GRAPHIC]

ADDITIONAL INFORMATION


The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries or service providers, including insurance companies and their affiliates, in connection with the sale or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class Y shares for the past five years. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).


This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the STATEMENT OF ADDITIONAL INFORMATION from the Portfolio's annual report, which is available upon request.


Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the accompanying prospectus for either the variable annuity or the variable life contract issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.


YEAR ENDED DECEMBER 31,                                 2005           2004           2003           2002           2001
SELECTED PER SHARE DATA:
Net asset value beginning of period                  $     1.20     $     1.18     $     1.03     $     1.33     $     2.43
                                                     ----------     ----------     ----------     ----------     ----------
Income (loss) from investment operations:
  Net investment income*                                   0.08           0.09           0.15           0.24           0.32
  Net realized and unrealized gain (loss)                 (0.06)          0.02           0.11          (0.32)         (1.08)
                                                     ----------     ----------     ----------     ----------     ----------
Total income (loss) from investment operations             0.02           0.11           0.26          (0.08)         (0.76)
                                                     ----------     ----------     ----------     ----------     ----------
Less dividends from net investment income                 (0.08)         (0.09)         (0.11)         (0.22)         (0.34)
                                                     ----------     ----------     ----------     ----------     ----------
Net asset value end of period                        $     1.14     $     1.20     $     1.18     $     1.03     $     1.33
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                              1.92%          9.56%         27.43%         (7.36)%       (33.92)%
------------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:**
Expenses                                                   1.12%          0.91%          0.95%          0.98%          0.84%
Net investment income                                      6.56%          7.35%         13.84%         21.46%         17.08%
SUPPLEMENTAL DATA:
Net assets end of period (000's)                     $   35,551     $   39,547     $   35,306     $   10,797     $    6,163
Portfolio turnover rate                                      48%            55%            59%            48%            81%

* The per share amounts were computed using an average number of shares outstanding during the period.

** Reflects overall Portfolio ratios for investment income and non-class specific expenses

+ Calculated based on the net asset value as of the last business day of the period.

MORGAN STANLEY VARIABLE INVESTMENT SERIES


- ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request information about the Portfolio, or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at: www.morganstanley.com/funds.


- YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor.


- INFORMATION ABOUT THE FUND (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's (the "SEC") Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at
   (202) 551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.



(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3692)

PROSPECTUS - MAY 1, 2006


MORGAN STANLEY

VARIABLE INVESTMENT SERIES

THE UTILITIES PORTFOLIO

CLASS Y



MORGAN STANLEY VARIABLE INVESTMENT SERIES IS A MUTUAL FUND COMPRISED OF 15 SEPARATE PORTFOLIOS, EACH WITH ITS OWN DISTINCTIVE INVESTMENT OBJECTIVE(S) AND POLICIES. IN THIS PROSPECTUS, SHARES OF THE UTILITIES PORTFOLIO (THE "PORTFOLIO") ARE BEING OFFERED.


SHARES OF THE PORTFOLIO ARE SOLD EXCLUSIVELY TO CERTAIN LIFE INSURANCE COMPANIES IN CONNECTION WITH PARTICULAR VARIABLE LIFE INSURANCE AND/OR VARIABLE ANNUITY CONTRACTS THEY ISSUE. THE INSURANCE COMPANIES INVEST IN SHARES OF THE PORTFOLIO IN ACCORDANCE WITH INSTRUCTIONS RECEIVED FROM OWNERS OF VARIABLE LIFE INSURANCE OR VARIABLE ANNUITY CONTRACTS.

THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE VARIABLE LIFE INSURANCE AND/OR VARIABLE ANNUITY CONTRACT ISSUED BY YOUR INSURANCE COMPANY.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                          CONTENTS


ELIGIBLE INVESTORS                                                             1

THE PORTFOLIO             INVESTMENT OBJECTIVE                                 2

                          PRINCIPAL INVESTMENT STRATEGIES                      2

                          PRINCIPAL RISKS                                      3

                          PAST PERFORMANCE                                     5

                          FEES AND EXPENSES OF THE PORTFOLIO                   6

                          ADDITIONAL INVESTMENT STRATEGY INFORMATION           7

                          ADDITIONAL RISK INFORMATION                          8

                          PORTFOLIO MANAGEMENT                                 9

SHAREHOLDER INFORMATION   PURCHASES AND SALES OF PORTFOLIO SHARES             10

                          FREQUENT PURCHASES AND REDEMPTIONS                  10

                          PRICING FUND SHARES                                 11

                          PLAN OF DISTRIBUTION                                12

                          DISTRIBUTIONS                                       12

                          TAX CONSEQUENCES                                    12

                          PORTFOLIO HOLDINGS INFORMATION                      12

                          ADDITIONAL INFORMATION                              12

FINANCIAL HIGHLIGHTS                                                          13


                          This PROSPECTUS contains important information about the Utilities Portfolio and the Morgan Stanley Variable Investment Series. Please read it carefully and keep it for future reference.

ELIGIBLE INVESTORS


Morgan Stanley Variable Investment Series (the "Fund") is comprised of 15 separate portfolios, each with its own distinct investment objective(s) and policies. In this PROSPECTUS, shares of the Utilities Portfolio are being offered. The Fund's other portfolios are offered through separate prospectuses. The Fund is offered exclusively to life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they offer.


Shares of the Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of variable life insurance and/or variable annuity contracts.


The Fund also offers Class X shares of the Portfolio through a separate prospectus. Class X shares are subject to lower expenses, but are only available through certain eligible variable life insurance and/or variable annuity contracts. For more information, contact the insurance company offering the accompanying prospectus.

THE UTILITIES PORTFOLIO

[GRAPHIC]

INVESTMENT OBJECTIVE

The Portfolio seeks both capital appreciation and current income.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES


The Portfolio will normally invest at least 80% of its assets in common stock and other equity securities and fixed-income securities of companies that are engaged in the utilities industry. A company will be considered to be in the utilities industry if it derives at least 50% of its revenues or earnings from the utilities industry or devotes at least 50% of its assets to activities in that industry. These may include companies involved in, among other areas: telecommunications, computers and other new or emerging technologies, gas and electric energy, water distribution, the Internet and Internet related services. The companies may include traditionally regulated public utilities or fully or partially deregulated utility companies as well as unregulated utility companies. The Portfolio may invest up to 25% of its net assets in foreign securities. This percentage limitation does not apply to securities of foreign companies that are listed in the United States on a national securities exchange.


The Portfolio's "Investment Adviser," Morgan Stanley Investment Advisors Inc., will shift the Portfolio's assets between different types of utilities and between equity and fixed-income securities, based on prevailing market, economic and financial conditions. The Portfolio does not have any set policies to concentrate its assets in any particular segment of the utilities industry or any particular type of security. However, the Portfolio's policy to concentrate its assets in the utilities industry is fundamental, and may not be changed without shareholder approval. In selecting common stock and other equity securities to buy, hold or sell for the Portfolio, the Investment Adviser considers earnings and dividend growth, book value, dividend discount and price/earnings relationships. In addition, the Investment Adviser makes continuing assessments of management, the prevailing regulatory framework and industry trends. Computer-based equity selection models also may be used. If the Investment Adviser believes favorable conditions for capital growth of equity securities are not prevalent at a particular time, it may allocate the Portfolio's assets predominantly or exclusively to debt securities with the aim of obtaining current income and thus contributing to long-term growth of capital.


Fixed-income securities include debt securities such as bonds, notes and commercial paper. The issuer of a debt security borrows money from the investor who buys the security. Most debt securities pay either fixed or adjustable rates of interest at regular intervals until they mature, at which point investors get their principal back. The Portfolio's fixed-income investments may include zero coupon securities, which are purchased at a discount and generally accrue interest, but make no payment until maturity.


The Portfolio may invest in asset-backed securities. Asset-backed securities represent an interest in a pool of assets, such as a pool of power generation assets or other utility assets or utility-related assets, that have been securitized in pass-through structures similar to mortgage-backed securities. These types of pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.

[SIDENOTE]

GROWTH & INCOME

An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.

Up to 20% of the Portfolio's assets may be invested in securities of companies not engaged in the utilities industry and in U.S. government securities issued, or guaranteed as to principal and interest, by the U.S. government or its agencies.


OTHER INVESTMENTS. The Portfolio may also invest in convertible securities and may utilize forward foreign currency exchange contracts. For more information, see the "Additional Investment Strategy Information" section.

[GRAPHIC]

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

UTILITIES INDUSTRY. The Portfolio's investments in the utilities industry are impacted by risks particular to that industry. Changing regulation constitutes one of the key industry-specific risks for the Portfolio. State and other regulators often monitor and control utility revenues and costs, and therefore may limit utility profits and dividends paid to investors. Regulatory authorities also may restrict a company's access to new markets, thereby diminishing the company's long-term prospects. The deregulation of certain utilities companies may eliminate restrictions on profits and dividends, but may also subject these companies to greater risks of loss. Individual sectors of the utility market are subject to additional risks. These risks apply to all utility companies -- regulated, fully or partially deregulated, and unregulated. For example, telecommunications companies have been affected by technological developments leading to increased competition, as well as changing regulation of local and long-distance telephone service and other telecommunications businesses. Certain telecommunications companies have not benefitted from the new competitive climate.

Certain utilities companies may incur unexpected increases in fuel and other operating costs. They are adversely affected when long-term interest rates rise. Long-term borrowings are used to finance most utility investments, and rising interest rates lead to higher financing costs and reduced earnings. There are also considerable costs associated with environmental compliance, nuclear waste clean-up and safety regulation. Increasingly, regulators are calling upon electric utilities to bear these added costs, and there is a risk that these costs will not be fully recovered through an increase in revenues.

Among gas companies, there has been a move to diversify into oil and gas exploration and development, making investment returns more sensitive to energy prices. In the case of the water utility sector, the industry is highly fragmented, and most water supply companies find themselves in mature markets, although upgrading of fresh water and waste water systems is an expanding business.

COMMON STOCKS AND OTHER EQUITY SECURITIES. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock and other equity security values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. This can especially be the case for fully or partially deregulated and unregulated utility companies.

FOREIGN SECURITIES. The Portfolio's investment in foreign securities involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio may convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them to any voting rights with respect to the deposited securities.

FIXED-INCOME SECURITIES. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.) Some of the Portfolio's investment grade securities may have speculative credit risk characteristics.

ASSET-BACKED SECURITIES. Asset-backed securities involve the risk that various federal and state consumer laws and other legal, regulatory and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities. Asset-backed securities also have risk characteristics similar to those of mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. As in the case of mortgage-backed securities, prepayments may increase during a period of declining interest rates although other factors, such as changes in power usage or alternative power generation, may also influence prepayment rates.


OTHER RISKS. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. The Portfolio is also subject to other risks from its permissible investments, including the risks associated with its investments in convertible securities and forward foreign currency exchange contracts. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

[GRAPHIC]

PAST PERFORMANCE


The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or variable annuity contracts, which would lower the performance for all periods shown.


[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

2001    -25.98%
2002    -23.08%
2003     17.17%
2004     20.28%
2005     14.35%


THE YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2006 WAS 0.80%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 14.12% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -15.79% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2005)



                                                             LIFE OF PORTFOLIO
                            PAST 1 YEAR     PAST 5 YEARS      (SINCE 06/05/00)
------------------------------------------------------------------------------
The Utilities Portfolio        14.35%           -1.71%             -1.17%
S&P 500(R) Index(1)             4.91%            0.55%             -1.29%



(1) THE STANDARD & POOR'S 500(R) INDEX (S&P 500(R)) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


[SIDENOTE]

ANNUAL TOTAL RETURNS


This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past five calendar years.


AVERAGE ANNUAL TOTAL RETURNS


This table compares the average annual total returns of the Portfolio's Class Y shares with those of an index that represents a broad measure of market performance over time.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


Advisory fee                                         0.57%
Distribution and service (12b-1) fees                0.25%
Other expenses                                       0.13%
Total annual Portfolio operating expenses            0.95%



EXAMPLE


This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

                              EXPENSES OVER TIME
                     -------------------------------------
                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                     -------------------------------------
                     $   97   $   303   $   525   $  1,166


[SIDENOTE]

ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2005. The Securities and Exchange Commission requires that the Portfolio disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[GRAPHIC]

ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to the Portfolio's investment strategies.

CONVERTIBLE SECURITIES. The Portfolio may invest up to 10% of its assets in convertible securities, a portion of which may be below investment grade. Convertible securities are securities that generally pay interest and may be converted into common stock. These securities may carry risks associated with both common stock and fixed-income securities.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Portfolio's investments also may include forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. In addition, the Portfolio may use these instruments to modify its exposure to various currency markets.


DEFENSIVE INVESTING. The Portfolio may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture that may be inconsistent with its principal investment strategies when the Investment Adviser believes it advisable to do so. Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When the Portfolio takes a defensive position, it may not achieve its investment objective.

INVESTMENT POLICIES. The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any portfolio security. However, the Portfolio may be required to sell its illiquid securities holdings, if any, or reduce its borrowings, in response to fluctuations in the value of such holdings. Except for the Portfolio's policy to concentrate its assets in the utilities industry, the Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

[GRAPHIC]

ADDITIONAL RISK INFORMATION

This section provides additional information relating to the risks of investing in the Portfolio.


CONVERTIBLE SECURITIES. The Portfolio's investments in convertible securities (which are securities that generally pay interest and may be converted into common stock) may subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.


The Portfolio may invest up to 5% of its net assets in convertible securities rated below investment grade. Securities rated below investment grade are commonly known as "junk bonds" and have speculative credit risk characteristics.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Use of forward foreign currency exchange contracts involves risks. If the Investment Adviser employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated or if foreign currency rates change in a manner different than anticipated by the Investment Adviser, currency contracts could result in a loss or a smaller gain than if the strategy had not been employed. The contracts also may increase the Portfolio's volatility and, thus, could involve a significant risk.

[GRAPHIC]

PORTFOLIO MANAGEMENT

The Fund has retained the Investment Adviser -- Morgan Stanley Investment Advisors Inc. -- to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 1221 Avenue of the Americas, New York, NY 10020.


The Portfolio's assets are managed within the Sector Funds and Taxable Fixed Income teams. The teams consist of portfolio managers and analysts.

Current members of the Sector Funds team who are primarily responsible for the day-to-day management of the Portfolio are Edward F. Gaylor, an Executive Director of the Investment Adviser, and Mary Jayne Maly, a Managing Director of the Investment Adviser. Mr. Gaylor has been associated with the Investment Adviser in an investment management capacity since March 1988 and began managing the Portfolio at its inception. Ms. Maly has been associated with the Investment Adviser in an investment management capacity since November 1992 and began managing the Portfolio in January 2006.

Mr. Horowitz, a Managing Director of the Investment Adviser, is a current member of the Taxable Fixed Income team. Mr. Horowitz has been associated with the Investment Adviser in an investment management capacity since May 1995 and began managing the Portfolio in April 2005.

Mr. Gaylor is responsible for the day-to-day management of the equity portion of the Portfolio. Mr. Horowitz is responsible for the day-to-day management of the fixed income portion of the Portfolio. Messrs. Gaylor and Horowitz share responsibility for the execution of the overall strategy of the Portfolio.

The Fund's STATEMENT OF ADDITIONAL INFORMATION provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.

The composition of the teams may change without notice from time to time.

The Portfolio pays the Investment Adviser a monthly advisory fee as full compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 2005, the Portfolio accrued total compensation to the Investment Adviser amounting to 0.57% of the Portfolio's average daily net assets.

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement is available in the Fund's semiannual report to shareholders for the period ended June 30, 2005.


[SIDENOTE]

MORGAN STANLEY INVESTMENT ADVISORS INC.


The Investment Adviser is widely recognized as a leader in the mutual fund industry and had approximately $90 billion in assets under management or administration as of March 31, 2006.

SHAREHOLDER INFORMATION

[GRAPHIC]

PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to and from separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

[GRAPHIC]

FREQUENT PURCHASES AND REDEMPTIONS


Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners is referred to as "market-timing" or "short-term trading" and may present risks for other contract owners with long-term interests in the Portfolio, which may include, among other things, dilution in the value of the Portfolio's shares indirectly held by contract owners with long term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs, and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market-timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price-arbitrage"). Investments in certain fixed income securities (such as high yield bonds) may be adversely affected by price arbitrage trading strategies.

The Portfolio's policies with respect to valuing portfolio securities are described below in "Pricing Fund Shares."


The Fund's Board of Trustees has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies generally do not provide specific contract owner transaction instructions to the Portfolio. The ability of the Portfolio to monitor such underlying activity, therefore, is limited. Consequently, the Portfolio must rely on the insurance company to monitor frequent short-term trading by contract owners. If the Portfolio identifies suspected market-timing activity, the insurance company will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners may be able to engage in frequent trading to the detriment of contract owners with long-term interests in the Portfolio. If the insurance company refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company.


[GRAPHIC]

PRICING FUND SHARES

The price of shares of the Portfolio, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share of the Portfolio is calculated once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.


The value of the Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's securities may change on days when shareholders will not be able to purchase or sell their shares.

An exception to the general policy of using market prices concerns the Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

[GRAPHIC]


PLAN OF DISTRIBUTION

The Fund has adopted a Plan of Distribution for the Portfolio in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended. Class Y shares are subject to a distribution (12b-1) fee of 0.25% of the average daily net assets of the Class. The Plan allows Class Y shares of the Portfolio to bear distribution fees in connection with the sale and distribution of Class Y shares. It also allows the Portfolio to pay for services to Class Y shareholders. Because these fees are paid out of the assets of the Portfolio's Class Y shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


[GRAPHIC]

DISTRIBUTIONS


The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns income from stocks and interest from fixed-income investments. These amounts are passed along to the Portfolio shareholders as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gains distributions."

Dividends from net investment income are declared and paid quarterly. Capital gains distributions, if any, are declared and paid at least once per year.


[GRAPHIC]

TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

[GRAPHIC]

PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's STATEMENT OF ADDITIONAL INFORMATION.

[GRAPHIC]

ADDITIONAL INFORMATION


The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries or service providers, including insurance companies and their affiliates, in connection with the sale or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Portfolio's STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class Y shares for the past five years. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).


This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the STATEMENT OF ADDITIONAL INFORMATION from the Portfolio's annual report, which is available upon request.


Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the accompanying prospectus for either the variable annuity or the variable life contract issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.


YEAR ENDED DECEMBER 31,                             2005           2004           2003           2002           2001
-----------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:
Net asset value, beginning of period             $    14.72     $    12.53     $    10.99     $    14.72     $    21.68
                                                 ----------     ----------     ----------     ----------     ----------
Income (loss) from investment operations:
  Net investment income*                               0.33           0.31           0.31           0.34           0.35
  Net realized and unrealized gain (loss)              1.77           2.20           1.55          (3.72)         (5.74)
                                                 ----------     ----------     ----------     ----------     ----------
Total income (loss) from investment operations         2.10           2.51           1.86          (3.38)         (5.39)
                                                 ----------     ----------     ----------     ----------     ----------
Less dividends and distributions from:
  Net investment income                               (0.33)         (0.32)         (0.32)         (0.35)         (0.37)
  Net realized gain                                      --             --             --             --          (1.20)
                                                 ----------     ----------     ----------     ----------     ----------
Total dividends and distributions                     (0.33)         (0.32)         (0.32)         (0.35)         (1.57)
                                                 ----------     ----------     ----------     ----------     ----------
Net asset value end of period                    $    16.49     $    14.72     $    12.53     $    10.99     $    14.72
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                         14.35%         20.28%         17.17%        (23.08)%       (25.98)%
--------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS**
Expenses                                               0.95%          0.94%          0.95%          0.93%          0.92%
Net investment income                                  2.06%          2.34%          2.69%          2.74%          1.94%
SUPPLEMENTAL DATA:
Net assets end of period (000's)                 $   33,068     $   30,289     $   25,933     $   20,157     $   24,550
Portfolio turnover rate                                  29%            13%            35%            51%            32%

* The per share amounts were computed using an average number of shares outstanding during the period.

** Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+ Calculated based on the net asset value as of the last business day of the period.

MORGAN STANLEY VARIABLE INVESTMENT SERIES


- ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request information about the Portfolio, or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at: www.morganstanley.com/funds.


- YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor.


- INFORMATION ABOUT THE FUND (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's ("SEC") Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at
   (202) 551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.



(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3692)

PROSPECTUS - MAY 1, 2006


MORGAN STANLEY

VARIABLE INVESTMENT SERIES

THE DIVIDEND GROWTH PORTFOLIO

CLASS Y



MORGAN STANLEY VARIABLE INVESTMENT SERIES IS A MUTUAL FUND COMPRISED OF 15 SEPARATE PORTFOLIOS, EACH WITH ITS OWN DISTINCTIVE INVESTMENT OBJECTIVE(S) AND POLICIES. IN THIS PROSPECTUS, SHARES OF THE DIVIDEND GROWTH PORTFOLIO (THE "PORTFOLIO") ARE BEING OFFERED.


SHARES OF THE PORTFOLIO ARE SOLD EXCLUSIVELY TO CERTAIN LIFE INSURANCE COMPANIES IN CONNECTION WITH PARTICULAR VARIABLE LIFE INSURANCE AND/OR VARIABLE ANNUITY CONTRACTS THEY ISSUE. THE INSURANCE COMPANIES INVEST IN SHARES OF THE PORTFOLIO IN ACCORDANCE WITH INSTRUCTIONS RECEIVED FROM OWNERS OF VARIABLE LIFE INSURANCE OR VARIABLE ANNUITY CONTRACTS.

THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE VARIABLE LIFE INSURANCE AND/OR VARIABLE ANNUITY CONTRACT ISSUED BY YOUR INSURANCE COMPANY.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                          CONTENTS


ELIGIBLE INVESTORS                                                             1

THE PORTFOLIO             INVESTMENT OBJECTIVES                                2

                          PRINCIPAL INVESTMENT STRATEGIES                      2

                          PRINCIPAL RISKS                                      2

                          PAST PERFORMANCE                                     4

                          FEES AND EXPENSES OF THE PORTFOLIO                   5

                          ADDITIONAL INVESTMENT STRATEGY INFORMATION           6

                          ADDITIONAL RISK INFORMATION                          7

                          PORTFOLIO MANAGEMENT                                 8

SHAREHOLDER INFORMATION   PURCHASES AND SALES OF PORTFOLIO SHARES              9

                          FREQUENT PURCHASES AND REDEMPTIONS SHARES            9

                          PRICING FUND                                        10

                          PLAN OF DISTRIBUTION                                11

                          DISTRIBUTIONS                                       11

                          TAX CONSEQUENCES                                    11

                          PORTFOLIO HOLDINGS INFORMATION                      11

                          ADDITIONAL INFORMATION                              11

FINANCIAL HIGHLIGHTS                                                          12


                          This PROSPECTUS contains important information about the Dividend Growth Portfolio and the Morgan Stanley Variable Investment Series. Please read it carefully and keep it for future reference.

ELIGIBLE INVESTORS


Morgan Stanley Variable Investment Series (the "Fund") is comprised of 15 separate portfolios, each with its own distinct investment objective(s) and policies. In this PROSPECTUS, shares of the Dividend Growth Portfolio are being offered. The Fund's other portfolios are offered through separate prospectuses. The Fund is offered exclusively to life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they offer.


Shares of the Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of variable life insurance and/or variable annuity contracts.


The Fund also offers Class X shares of the Portfolio through a separate prospectus. Class X shares are subject to lower expenses, but are only available through certain eligible variable life insurance and/or variable annuity contracts. For more information, contact the insurance company offering the accompanying prospectus.

THE DIVIDEND GROWTH PORTFOLIO

[GRAPHIC]

INVESTMENT OBJECTIVES

The Portfolio seeks to provide reasonable current income and long-term growth of income and capital.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio will normally invest at least 80% of its assets in common stocks of companies with a record of paying dividends and the potential for increasing dividends. The Portfolio's "Investment Adviser," Morgan Stanley Investment Advisors Inc., initially employs a quantitative screening process in an attempt to identify a number of common stocks which are reasonably valued and which have a record of paying dividends. The Investment Adviser also considers other factors, such as an issuer's return on invested capital and levels of free cash flow. The Investment Adviser then applies qualitative analysis to determine which stocks it believes have attractive future growth prospects and the potential to increase dividends and, finally, to determine whether any of the stocks should be added to or sold from the Portfolio's portfolio.

The Portfolio's stock investments may include foreign securities held directly (or in the form of depositary receipts that are listed in the United States on a national securities exchange).


OTHER INVESTMENTS. The Portfolio may also invest in convertible and fixed-income securities and may utilize forward foreign currency exchange contracts. For more information, see the "Additional Investment Strategy Information" section.


[GRAPHIC]

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objectives. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMON STOCKS. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.


FOREIGN SECURITIES. The Portfolio's investment in foreign securities involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio may convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable


[SIDENOTE]

GROWTH & INCOME

An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.

to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them to any voting rights with respect to the deposited securities.


OTHER RISKS. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. The Portfolio is also subject to other risks from its permissible investments, including the risks associated with its investments in fixed-income and convertible securities and forward foreign currency exchange contracts. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

[GRAPHIC]

PAST PERFORMANCE


The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or variable annuity contracts, which would lower the performance for all periods shown.


[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

2001     -5.42%
2002    -18.23%
2003     27.52%
2004      8.21%
2005      5.35%


THE YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2006 WAS 2.01%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 17.25% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -21.10% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2005)



                                                             LIFE OF PORTFOLIO
                                PAST 1 YEAR   PAST 5 YEARS   (SINCE 06/05/00)
------------------------------------------------------------------------------
The Dividend Growth Portfolio      5.35%          2.37%             3.48%
S&P 500(R) Index(1)                4.91%          0.55%            -1.29%



(1) THE STANDARD & POOR'S 500(R) INDEX (S&P 500(R)) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


[SIDENOTE]

ANNUAL TOTAL RETURNS


This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past five calendar years.


AVERAGE ANNUAL TOTAL RETURNS


This table compares the average annual total returns of the Portfolio's Class Y shares with those of an index that represents a broad measure of market performance over time.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


Advisory fee                                                                0.46%
Distribution and service (12b-1) fees                                       0.25%
Other expenses                                                              0.11%
Total annual Portfolio operating expenses                                   0.82%



EXAMPLE


This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.


                              EXPENSES OVER TIME
                     -------------------------------------
                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                     -------------------------------------
                     $   84   $   262   $   455   $  1,014


[SIDENOTE]

ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2005. The Securities and Exchange Commission requires that the Portfolio disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[GRAPHIC]

ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to the Portfolio's investment strategies.

CONVERTIBLE AND FIXED INCOME SECURITIES. The Portfolio may invest up to 20% of its assets in convertible securities (a portion of which may be below investment grade), U.S. government securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and investment grade fixed-income securities (including zero coupon securities which are purchased at a discount, but make no payments until maturity).

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Portfolio's investments also may include forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. In addition, the Portfolio may use these instruments to modify its exposure to various currency markets.


DEFENSIVE INVESTING. The Portfolio may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture that may be inconsistent with its principal investment strategies when the Investment Adviser believes it advisable to do so. Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When the Portfolio takes a defensive position, it may not achieve its investment objectives.

INVESTMENT POLICIES. The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any portfolio security. However, the Portfolio may be required to sell its illiquid securities holdings, or reduce its borrowings, if any, in response to fluctuations in the value of such holdings. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.


PORTFOLIO TURNOVER. The Financial Highlights Table at the end of this PROSPECTUS shows the Portfolio's turnover rates during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Portfolio buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs.

[GRAPHIC]

ADDITIONAL RISK INFORMATION

This section provides additional information relating to the risks of investing in the Portfolio.

CONVERTIBLE SECURITIES. The Portfolio's investments in convertible securities (which are securities that generally pay interest and may be converted into common stock) may carry the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

The Portfolio may invest up to 5% of its net assets in convertible securities rated below investment grade. Securities rated below investment grade are commonly known as "junk bonds" and have speculative credit risk characteristics.

FIXED-INCOME SECURITIES. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.) While the credit risk for U.S. government securities in which the Portfolio may invest is minimal, the Portfolio's investment grade corporate debt holdings may have speculative characteristics.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Use of forward foreign currency exchange contracts involves risks. If the Investment Adviser employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's volatility and, thus, could involve a significant risk.

[GRAPHIC]

PORTFOLIO MANAGEMENT

The Fund has retained the Investment Adviser -- Morgan Stanley Investment Advisors Inc. -- to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 1221 Avenue of the Americas, New York, NY 10020.


The Portfolio's assets are managed within the Dividend Growth team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Sean J. Aurigemma, a Managing Director of the Investment Adviser, John S. Roscoe, an Executive Director of the Investment Adviser, and John T. Roche, a Vice President of the Investment Adviser.

Mr. Aurigemma has been associated with the Investment Adviser in an investment management capacity since September 1999 and joined the team managing the Portfolio in September 2003. Mr. Roscoe has been associated with the Investment Adviser in an investment management capacity since December 1997 and joined the team managing the Portfolio in April 2004. Mr. Roche has been associated with the Investment Adviser in an investment management capacity since January 2006 and joined the team managing the Portfolio in January 2006. From June 2001 to January 2006, Mr. Roche was associated with the Investment Adviser in a research capacity.

The members of the portfolio management team conduct research within the specific sectors they cover, and make recommendations about which individual securities to buy and sell for the Portfolio. Mr. Aurigemma is the lead portfolio manager and Mr. Roscoe and Mr. Roche are the co-managers. Messrs. Aurigemma, Roscoe and Roche are collectively responsible for all buy and sell decisions.

The Fund's STATEMENT OF ADDITIONAL INFORMATION provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.


The composition of the team may change without notice from time to time.


The Portfolio pays the Investment Adviser a monthly management fee as full compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 2005, the Portfolio accrued total compensation to the Investment Adviser amounting to 0.46% of the Portfolio's average daily net assets.

A discussion regarding the basis for the Board of Trustees approval of the investment advisory agreement is available in the Fund's semiannual report to shareholders for the period ended June 30, 2005.


[SIDENOTE]

MORGAN STANLEY INVESTMENT ADVISORS INC.


The Investment Adviser is widely recognized as a leader in the mutual fund industry and had approximately $90 billion in assets under management or administration as of March 31, 2006.

SHAREHOLDER INFORMATION

[GRAPHIC]

PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to and from separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

[GRAPHIC]

FREQUENT PURCHASES AND REDEMPTIONS


Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners is referred to as "market-timing" or "short-term trading" and may present risks for other contract owners with long-term interests in the Portfolio, which may include, among other things, dilution in the value of the Portfolio's shares indirectly held by contract owners with long term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs, and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market-timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price-arbitrage"). Investments in certain fixed income securities (such as high yield bonds) may be adversely affected by price arbitrage trading strategies.

The Portfolio's policies with respect to valuing portfolio securities are described below in "Pricing Fund Shares."


The Fund's Board of Trustees has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies generally do not provide specific contract owner transaction instructions to the Portfolio. The ability of the Portfolio to monitor such underlying activity, therefore, is limited. Consequently, the Portfolio must rely on the insurance company to monitor frequent short-term trading by contract owners. If the Portfolio identifies suspected market-timing activity, the insurance company will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners may be able to engage in frequent trading to the detriment of contract owners with long-term interests in the Portfolio. If the insurance company refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company.


[GRAPHIC]

PRICING FUND SHARES

The price of shares of the Portfolio, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share of the Portfolio is calculated once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.


The value of the Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's securities may change on days when shareholders will not be able to purchase or sell their shares.


An exception to the general policy of using market prices concerns the Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

[GRAPHIC]


PLAN OF DISTRIBUTION

The Fund has adopted a Plan of Distribution for the Portfolio in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended. Class Y shares are subject to a distribution (12b-1) fee of 0.25% of the average daily net assets of the Class. The Plan allows Class Y shares of the Portfolio to bear distribution fees in connection with the sale and distribution of Class Y shares. It also allows the Portfolio to pay for services to Class Y shareholders. Because these fees are paid out of the assets of the Portfolio's Class Y shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


[GRAPHIC]

DISTRIBUTIONS


The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns income from stocks and interest from fixed-income investments. These amounts are passed along to the Portfolio shareholders as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gains distributions."

Dividends from net investment income are declared and paid quarterly. Capital gains distributions, if any, are declared and paid at least once per year.


[GRAPHIC]

TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

[GRAPHIC]

PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's STATEMENT OF ADDITIONAL INFORMATION.

[GRAPHIC]

ADDITIONAL INFORMATION


The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries or service providers, including insurance companies and their affiliates, in connection with the sale or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class Y shares for the past five years. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).


This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the STATEMENT OF ADDITIONAL INFORMATION from the Portfolio's annual report, which is available upon request.


Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the accompanying prospectus for either the variable annuity or the variable life contract issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.


YEAR ENDED DECEMBER 31,                             2005           2004           2003           2002           2001
-----------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:
Net asset value, beginning of period             $    14.46     $    13.55     $    10.81     $    13.47     $    14.49
                                                 ----------     ----------     ----------     ----------     ----------
Income (loss) from investment operations:
  Net investment income*                               0.15           0.19           0.19           0.22           0.22
  Net realized and unrealized gain (loss)              0.62           0.92           2.75          (2.66)         (1.01)
                                                 ----------     ----------     ----------     ----------     ----------
Total income (loss) from investment operations         0.77           1.11           2.94          (2.44)         (0.79)
                                                 ----------     ----------     ----------     ----------     ----------
Less dividends from net investment income             (0.16)         (0.20)         (0.20)         (0.22)         (0.23)
                                                 ----------     ----------     ----------     ----------     ----------
Net asset value end of period                    $    15.07     $    14.46     $    13.55     $    10.81     $    13.47
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                          5.35%          8.21%         27.52%        (18.23)%        (5.42)%
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:**
Expenses                                               0.82%          0.83%          0.84%          0.82%          0.80%
Net investment income                                  1.05%          1.35%          1.67%          1.73%          1.61%
SUPPLEMENTAL DATA:
Net assets end of period (000's)                 $  143,577     $  139,777     $  118,445     $   70,844     $   60,393
Portfolio turnover rate                                  38%            43%            42%            21%            19%

* The per share amounts were computed using an average number of shares outstanding during the period.

** Reflects overall Portfolio ratios for investment income and non-class specific expenses

+ Calculated based on the net asset value as of the last business day of the period.

MORGAN STANLEY VARIABLE INVESTMENT SERIES


- ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request information about the Portfolio, or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at: www.morganstanley.com/funds.


- YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor.


- INFORMATION ABOUT THE FUND (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's (the "SEC") Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at
   (202) 551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.



(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3692)

PROSPECTUS - MAY 1, 2006


MORGAN STANLEY

VARIABLE INVESTMENT SERIES

THE INCOME BUILDER PORTFOLIO

CLASS Y



MORGAN STANLEY VARIABLE INVESTMENT SERIES IS A MUTUAL FUND COMPRISED OF 15 SEPARATE PORTFOLIOS, EACH WITH ITS OWN DISTINCTIVE INVESTMENT OBJECTIVE(S) AND POLICIES. IN THIS PROSPECTUS, SHARES OF THE INCOME BUILDER PORTFOLIO (THE "PORTFOLIO") ARE BEING OFFERED.


SHARES OF THE PORTFOLIO ARE SOLD EXCLUSIVELY TO CERTAIN LIFE INSURANCE COMPANIES IN CONNECTION WITH PARTICULAR VARIABLE LIFE INSURANCE AND/OR VARIABLE ANNUITY CONTRACTS THEY ISSUE. THE INSURANCE COMPANIES INVEST IN SHARES OF THE PORTFOLIO IN ACCORDANCE WITH INSTRUCTIONS RECEIVED FROM OWNERS OF THE VARIABLE LIFE INSURANCE OR VARIABLE ANNUITY CONTRACTS.

THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE VARIABLE LIFE INSURANCE AND/OR VARIABLE ANNUITY CONTRACT ISSUED BY YOUR INSURANCE COMPANY.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                         CONTENTS


ELIGIBLE INVESTORS                                                             1


THE PORTFOLIO            INVESTMENT OBJECTIVES                                 2

                         PRINCIPAL INVESTMENT STRATEGIES                       2

                         PRINCIPAL RISKS                                       3

                         PAST PERFORMANCE                                      6

                         FEES AND EXPENSES OF THE PORTFOLIO                    7

                         ADDITIONAL INVESTMENT STRATEGY INFORMATION            8

                         ADDITIONAL RISK INFORMATION                           9

                         PORTFOLIO MANAGEMENT                                 10


SHAREHOLDER INFORMATION  PURCHASES AND SALES OF PORTFOLIO SHARES              11

                         FREQUENT PURCHASES AND REDEMPTIONS                   11

                         PRICING FUND SHARES                                  12

                         PLAN OF DISTRIBUTION                                 13

                         DISTRIBUTIONS                                        13

                         TAX CONSEQUENCES                                     13

                         PORTFOLIO HOLDINGS INFORMATION                       13

                         ADDITIONAL INFORMATION                               13


FINANCIAL HIGHLIGHTS                                                          14



                         This PROSPECTUS contains important information about the Income Builder Portfolio and the Morgan Stanley Variable Investment Series. Please read it carefully and keep it for future reference.

ELIGIBLE INVESTORS


Morgan Stanley Variable Investment Series (the "Fund") is comprised of 15 separate portfolios, each with its own distinct investment objective(s) and policies. In this PROSPECTUS, shares of the Income Builder Portfolio are being offered. The Fund's other portfolios are offered through other prospectuses. The Fund is offered exclusively to life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they offer.


Shares of the Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of variable life insurance and/or variable annuity contracts.


The Fund also offers Class X shares of the Portfolio through a separate prospectus. Class X shares are subject to lower expenses, but are only available through certain eligible variable life insurance and/or variable annuity contracts. For more information, contact the insurance company offering the accompanying prospectus.

THE INCOME BUILDER PORTFOLIO

[GRAPHIC]

INVESTMENT OBJECTIVES

The Portfolio seeks reasonable income as a primary investment objective. As a secondary objective, the Portfolio seeks growth of capital.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio will normally invest at least 80% of its assets in income-producing equity and fixed-income securities, with normally at least 65% of its assets invested in income-producing equity securities, including common stock, preferred stock, convertible securities and real estate investment trusts (commonly known as "REITs"). The Portfolio's "Investment Adviser," Morgan Stanley Investment Advisors Inc., utilizes a value-oriented style in the selection of securities. Investments are normally made primarily in (i) common stocks (including depositary receipts) of large capitalization companies with a record of paying dividends and which, in the opinion of the Investment Adviser, have the potential for maintaining dividends, (ii) preferred stock and (iii) securities convertible into common stocks of small-, mid- and large-cap companies -- including "synthetic" and "exchangeable" convertibles. The Portfolio's investments can also include "Rule 144A" securities, which are subject to resale restrictions, and foreign securities. The Portfolio may invest up to 20% of its net assets in common stocks that do not pay a dividend.

The Investment Adviser follows a "bottom-up" approach in the selection of convertible securities for the Portfolio. Beginning with a universe of about 500 companies, the Investment Adviser narrows the focus to small-, mid- and large-cap companies and reviews the issues to determine if the convertible security is trading with the underlying equity security. The yield of the underlying equity security is evaluated and company fundamentals are studied to evaluate cash flow, risk/reward balance, valuation and the prospects for growth.

The Portfolio may invest up to 25% of its net assets in "exchangeable" convertible securities. "Exchangeable" convertible securities offer holders the opportunity to obtain higher current income than would be available from a traditional equity security issued by the same company, in return for reduced participation or a cap on appreciation in the underlying common stock of the issuer, which the holder can realize. In addition, in many cases, "exchangeable" convertible securities are convertible into the underlying common stock of the issuer automatically at maturity, unlike traditional convertible securities which are convertible only at the option of the security holder.


The Portfolio may invest up to 10% of its net assets in "synthetic" convertible securities. Unlike traditional convertible securities whose conversion values are based on the common stock of the issuer of the convertible security, "synthetic" convertible securities are preferred stocks or debt obligations of an issuer which are combined with an equity component whose conversion value is based on the value of the common stock of a different issuer or a particular benchmark (which may include a foreign issuer or basket of foreign stocks, or a company whose stock is not yet publicly traded). In many cases, "synthetic" convertible securities are not convertible prior to maturity, at which time the value of the security is paid in cash by the issuer. The Portfolio's convertible securities may include lower-rated fixed-income securities, commonly known as "junk bonds."


The Portfolio may invest up to 35% of its net assets in U.S. government securities issued or guaranteed by the U.S. government, its agencies and instrumentalities and non-convertible

[SIDENOTE]

GROWTH & INCOME

An investment objective having the goal of selecting securities with the potential to pay out income and rise in price.

fixed-income securities (including zero coupon securities). Zero coupon securities are purchased at a discount and generally accrue interest, but make no payment until maturity. Up to 20% of the Portfolio's net assets may be invested in non-convertible fixed-income securities rated lower than investment grade by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. or Moody's Investors Service (but not below B) or, if unrated, of comparable quality as determined by the Investment Adviser (commonly known as "junk bonds"). The 20% limitation is not applicable to convertible securities.


Up to 25% of the Portfolio's net assets may be invested in foreign securities (including depositary receipts). This percentage limitation, however, does not apply to securities of foreign companies that are listed in the U.S. on a national securities exchange.


The Portfolio may invest up to 15% of its assets in REITs.


OTHER INVESTMENTS. The Portfolio may also utilize forward foreign currency exchange contracts and options and futures. For more information, see the "Additional Investment Strategy Information" section.

[GRAPHIC]

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objectives. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMON STOCKS AND OTHER EQUITY SECURITIES. A principal risk of investing in the Portfolio is associated with its investment in common and other equity securities. In general, stock and other equity securities values fluctuate in response to activities specific to the issuer as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

FIXED-INCOME SECURITIES. Principal risks of investing in the Portfolio are associated with its fixed-income investments (including zero coupon securities). All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Accordingly, a rise in the general level of interest rates may cause the price of the Portfolio's fixed-income securities to fall substantially. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest).


FOREIGN SECURITIES. The Portfolio's investment in foreign securities involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio may convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them to any voting rights with respect to the deposited securities.

CONVERTIBLE SECURITIES. The Portfolio's investments in convertible securities (which are securities that generally pay interest and may be converted into common stock) may carry risks associated with both common stock and fixed-income securities. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. In addition, because some of the convertible securities in which the Portfolio invests are convertible into the common stocks of small- and mid-cap companies, the Portfolio is subject to the specific risks associated with investing in small- and mid-cap companies. There are also special risks associated with the Portfolio's investments in "exchangeable" and "synthetic" convertible securities. These securities may be more volatile and less liquid than traditional convertible securities.


SMALL & MEDIUM CAPITALIZATION COMPANIES. The Portfolio's investments in smaller and medium-sized companies carry more risk than investments in larger companies. While some of the Portfolio's holdings in these companies may be listed on a national securities exchange, such securities are more likely to be traded in the over-the-counter market. The low market liquidity of these securities may have an adverse impact on the Portfolio's ability to sell certain securities at favorable prices and may also make it difficult for the Portfolio to obtain market quotations based on actual trades for purposes of valuing the Portfolio's securities. Investing in lesser-known, smaller and medium capitalization companies involves greater risk of volatility of the Portfolio's net asset value than is customarily associated with larger, more established companies. Often smaller and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

LOWER RATED FIXED-INCOME SECURITIES ("JUNK BONDS"). The Portfolio's investments in fixed-income securities rated lower than investment grade, or if unrated, of comparable quality as determined by the Investment Adviser pose significant risks. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Portfolio may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the market for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. Many junk bonds are issued as Rule 144A securities. Rule 144A securities could have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio may be unable to find qualified institutional buyers interested in purchasing the securities. The illiquidity of the market may also adversely affect the ability of the Fund's Board of Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Portfolio to sell certain securities. In addition, periods of economic uncertainty and change probably would result in an increased volatility of market prices of high yield securities and a corresponding volatility in the Portfolio's net asset value.


REAL ESTATE INVESTMENT TRUSTS ("REITs"). REITs pool investors' funds for investments primarily in commercial real estate properties. Like mutual funds, REITs have expenses, including advisory and administration fees, that are paid by their shareholders. As a result, you will absorb duplicate levels of fees when the Portfolio invests in REITs. The performance of any Fund REIT holdings ultimately depends on the types of real property in which the REITs invest and how well the property is managed. A general downturn in real estate values also can hurt REIT performance. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for the Portfolio, including significantly reducing return to the Portfolio on its investments in such company.

OTHER RISKS. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. The Portfolio is also subject to other risks from its permissible investments, including the risks associated with its investments in forward foreign currency exchange contracts and options and futures. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

[GRAPHIC]

PAST PERFORMANCE


The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or variable annuity contracts, which would lower the performance for all periods shown.


[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

2001         2.10%
2002        -7.96%
2003        20.51%
2004        10.72%
2005         6.71%


THE YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2006 WAS 2.33%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 11.91% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -12.95% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2005)



                                                                               LIFE OF PORTFOLIO
                                                    PAST 1 YEAR  PAST 5 YEARS  (SINCE 06/05/00)
------------------------------------------------------------------------------------------------
The Income Builder Portfolio                           6.71%        6.00%            5.57%
Russell 1000(R) Value Index(1)                         7.05%        5.28%            5.62%
Lehman Brothers U.S. Government/Credit Index(2)        2.37%        6.11%            6.98%


(1) THE RUSSELL 1000(R) VALUE INDEX MEASURES THE PERFORMANCE OF THOSE COMPANIES IN THE RUSSELL 1000(R) INDEX WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

(2) THE LEHMAN BROTHERS U.S. GOVERNMENT/CREDIT INDEX TRACKS THE PERFORMANCE OF GOVERNMENT AND CORPORATE OBLIGATIONS, INCLUDING U.S. GOVERNMENT AGENCY AND TREASURY SECURITIES AND CORPORATE AND YANKEE BONDS. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

[SIDENOTE]

ANNUAL TOTAL RETURNS


This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past five calendar years.


AVERAGE ANNUAL TOTAL RETURNS


This table compares the average annual total returns of the Portfolio's Class Y shares with those of indices that represent broad measures of market performance over time.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


Advisory fee                                                               0.67%
Distribution and service (12b-1) fees                                      0.25%
Other expenses                                                             0.17%
Total annual Portfolio operating expenses                                  1.09%



EXAMPLE


This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.


                               EXPENSES OVER TIME
                       ----------------------------------
                       1 YEAR  3 YEARS  5 YEARS  10 YEARS
                       ----------------------------------
                       $  111  $   347  $   601  $  1,329


[SIDENOTE]

ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2005. The Securities and Exchange Commission requires that the Portfolio disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[GRAPHIC]

ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to the Portfolio's investment strategies.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Portfolio's investments also may include forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. In addition, the Portfolio may use these instruments to modify its exposure to various currency markets.

OPTIONS AND FUTURES. The Portfolio may also invest in futures with respect to stock indexes, financial instruments and interest rate indexes and may purchase and sell options on securities, securities indexes and stock index futures. The Portfolio may use futures and options to facilitate trading, to increase or decrease the Portfolio's market exposure or to seek to protect against a decline in securities or an increase in prices of securities that may be purchased.


DEFENSIVE INVESTING. The Portfolio may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture that may be inconsistent with its principal investment strategies when the Investment Adviser believes it advisable to do so. Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When the Portfolio takes a defensive position, it may not achieve its investment objectives.

INVESTMENT POLICIES. The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any portfolio security. However, the Portfolio may be required to sell its illiquid securities holdings, or reduce its borrowings, if any, in response to fluctuations in the value of such holdings. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

[GRAPHIC]

ADDITIONAL RISK INFORMATION

This section provides additional information relating to the risks of investing in the Portfolio.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Use of forward foreign currency exchange contracts involves risks. If the Investment Adviser employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's volatility and, thus, could involve a significant risk.

OPTIONS AND FUTURES. If the Portfolio invests in futures on stock indices, financial instruments and interest rate indices or options on securities, securities indices and stock index futures, its participation in these markets may subject it to certain risks. The Investment Adviser's predictions of movements in the direction of the stock, bond, stock index or interest rate markets may be inaccurate, and the adverse consequences to the Portfolio (e.g., a reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. Other risks inherent in the use of futures and options include, for example, the possible imperfect correlation between the price of option and futures contracts and the movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.

[GRAPHIC]

PORTFOLIO MANAGEMENT


The Fund has retained the Investment Adviser -- Morgan Stanley Investment Advisors Inc. -- to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 1221 Avenue of the Americas, New York, NY 10020.

The Portfolio's assets are managed within the Equity Income team. The team consists of portfolio managers and analysts. Current members of the team who are jointly and primarily responsible for the day-to-day management of the Portfolio include James A. Gilligan, a Managing Director of the Investment Adviser, Ellen Gold, James O. Roeder and Thomas B. Bastian, Executive Directors of the Investment Adviser, and Sergio Marcheli and Vincent E. Vizachero, Vice Presidents of the Investment Adviser.

Mr. Gilligan has been associated with the Investment Adviser in an investment management capacity since August 1985 and began managing the Portfolio in August 2002. Ms. Gold has been associated with the Investment Adviser in an investment management capacity since August 1986 and began managing the Portfolio in April 2002. Mr. Roeder has been associated with the Investment Adviser in an investment management capacity since May 1999 and began managing the Portfolio in August 2002. Mr. Bastian has been associated with the Investment Adviser in an investment management capacity since March 2003 and began managing the Portfolio in April 2003. Prior to March 2003, Mr. Bastian was a portfolio manager at Eagle Asset Management. Mr. Marcheli has been associated with the Investment Adviser in a research capacity from 1995 to 2002. Since 2002, Mr. Marcheli has been associated with the Investment Adviser in an investment management capacity and began managing the Portfolio in April 2003. Mr. Vizachero has been associated with the Investment Adviser in an investment management capacity since July 2001 and began managing the Portfolio in August 2002. Prior to July 2001, Mr. Vizachero was an analyst at Fidelity Investments.

Mr. Gilligan is the lead manager of the Portfolio. Each member is responsible for specific sectors, except Mr. Marcheli who aids in providing research in all sectors as needed and also manages the cash position in the Portfolio. Mr. Gilligan is responsible for the execution of the overall strategy of the Portfolio.

The Fund's STATEMENT OF ADDITIONAL INFORMATION provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.


The composition of the team may change without notice from time to time.


The Portfolio pays the Investment Adviser a monthly management fee as full compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 2005, the Portfolio accrued total compensation to the Investment Adviser amounting to 0.67% of the Portfolio's average daily net assets.

A discussion regarding the basis for the Board of Trustees approval of the investment advisory agreement is available in the Fund's semiannual report to shareholders for the period ended June 30, 2005.


[SIDENOTE]

MORGAN STANLEY INVESTMENT ADVISORS INC.


The Investment Adviser is widely recognized as a leader in the mutual fund industry and had approximately $90 billion in assets under management or administration as of March 31, 2006.

SHAREHOLDER INFORMATION

[GRAPHIC]

PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to and from separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

[GRAPHIC]

FREQUENT PURCHASES AND REDEMPTIONS


Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners is referred to as "market-timing" or "short-term trading" and may present risks for other contract owners with long-term interests in the Portfolio, which may include, among other things, dilution in the value of the Portfolio's shares indirectly held by contract owners with long term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs, and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market-timer may submit instructions for the purchase shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price-arbitrage"). Investments in certain fixed income securities (such as high yield bonds) may be adversely affected by price arbitrage trading strategies.


The Portfolio's policies with respect to valuing portfolio securities are described below in "Pricing Fund Shares."

The Fund's Board of Trustees has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies generally do not provide specific contract owner transaction instructions to the Portfolio. The ability of the Portfolio to monitor such underlying activity, therefore, is limited. Consequently, the Portfolio must rely on the insurance company to monitor frequent short-term trading by contract owners. If the Portfolio identifies suspected market-timing activity, the insurance company will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners may be able to engage in frequent trading to the detriment of contract owners with long-term interests in the Portfolio. If the insurance company refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company.


[GRAPHIC]

PRICING FUND SHARES

The price of shares of the Portfolio, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share of the Portfolio is calculated once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.


The value of the Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's securities may change on days when shareholders will not be able to purchase or sell their shares.


An exception to the general policy of using market prices concerns the Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

[GRAPHIC]

PLAN OF DISTRIBUTION


The Fund has adopted a Plan of Distribution for the Portfolio in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended. Class Y shares are subject to a distribution (12b-1) fee of 0.25% of the average daily net assets of the Class. The Plan allows Class Y shares of the Portfolio to bear distribution fees in connection with the sale and distribution of Class Y shares. It also allows the Portfolio to pay for services to Class Y shareholders. Because these fees are paid out of the assets of the Portfolio's Class Y shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


[GRAPHIC]

DISTRIBUTIONS


The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns income from stocks and interest from fixed-income investments. These amounts are passed along to Portfolio shareholders as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gains distributions."

Dividends from net investment income are declared and paid quarterly. Capital gains distributions, if any, are declared and paid at least once per year.


[GRAPHIC]

TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

[GRAPHIC]

PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's STATEMENT OF ADDITIONAL INFORMATION.

[GRAPHIC]

ADDITIONAL INFORMATION


The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries or service providers, including insurance companies and their affiliates, in connection with the sale or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class Y shares for the past five years. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).


This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the STATEMENT OF ADDITIONAL INFORMATION from the annual report, which is available upon request.


Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the accompanying prospectus for either the variable annuity or the variable life contract issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.


YEAR ENDED DECEMBER 31,                                2005          2004          2003          2002           2001
SELECTED PER SHARE DATA:
Net asset value, beginning of period                $    11.71    $    10.95    $     9.36    $    10.60     $    10.85
                                                    ----------    ----------    ----------    ----------     ----------
Income (loss) from investment operations:
  Net investment income*                                  0.26          0.32          0.31          0.39           0.42
  Net realized and unrealized gain (loss)                 0.53          0.83          1.58         (1.22)         (0.19)
                                                    ----------    ----------    ----------    ----------     ----------
Total income (loss) from investment operations            0.79          1.15          1.89         (0.83)          0.23
                                                    ----------    ----------    ----------    ----------     ----------
Less dividends and distributions from:
  Net investment income                                  (0.30)        (0.39)        (0.30)        (0.40)         (0.46)
  Net realized gain                                         --            --            --         (0.01)++       (0.02)++
                                                    ----------    ----------    ----------    ----------     ----------
Total dividends and distributions                        (0.30)        (0.39)        (0.30)        (0.41)         (0.48)
                                                    ----------    ----------    ----------    ----------     ----------
Net asset value end of period                       $    12.20    $    11.71    $    10.95    $     9.36     $    10.60
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                             6.71%        10.72%        20.51%        (7.96)%         2.10%
--------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS**
Expenses                                                  1.09%         1.07%         1.09%         1.05%          1.06%
Net investment income                                     2.22%         2.82%         3.04%         3.95%          3.88%
SUPPLEMENTAL DATA:
Net assets end of period (000's)                    $   45,918    $   48,493    $   42,443    $   13,930     $    7,147
Portfolio turnover rate                                     27%           38%           62%           75%            45%

* The per share amounts were computed using an average number of shares outstanding during the period.

** Reflects overall Portfolio ratios for investment income and non-class specific expenses

+ Calculated based on the net asset value as of the last business day of the period.

++   Distribution from paid-in-capital.

MORGAN STANLEY VARIABLE INVESTMENT SERIES


- ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request information about the Portfolio, or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at: www.morganstanley.com/funds.


- YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor.


- INFORMATION ABOUT THE FUND (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's (the "SEC") Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.



(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3692)

PROSPECTUS - MAY 1, 2006


MORGAN STANLEY

VARIABLE INVESTMENT SERIES

THE GLOBAL DIVIDEND GROWTH PORTFOLIO

CLASS Y



MORGAN STANLEY VARIABLE INVESTMENT SERIES IS A MUTUAL FUND COMPRISED OF 15 SEPARATE PORTFOLIOS, EACH WITH ITS OWN DISTINCTIVE INVESTMENT OBJECTIVE(S) AND POLICIES. IN THIS PROSPECTUS, SHARES OF THE GLOBAL DIVIDEND GROWTH PORTFOLIO (THE "PORTFOLIO") ARE BEING OFFERED.


SHARES OF THE PORTFOLIO ARE SOLD EXCLUSIVELY TO CERTAIN LIFE INSURANCE COMPANIES IN CONNECTION WITH PARTICULAR VARIABLE LIFE INSURANCE AND/OR VARIABLE ANNUITY CONTRACTS THEY ISSUE. THE INSURANCE COMPANIES INVEST IN SHARES OF THE PORTFOLIO IN ACCORDANCE WITH INSTRUCTIONS RECEIVED FROM OWNERS OF VARIABLE LIFE INSURANCE OR VARIABLE ANNUITY CONTRACTS.

THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE VARIABLE LIFE INSURANCE AND/OR VARIABLE ANNUITY CONTRACT ISSUED BY YOUR INSURANCE COMPANY.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                           CONTENTS


ELIGIBLE INVESTORS                                                             1


THE PORTFOLIO              INVESTMENT OBJECTIVE                                2

                           PRINCIPAL INVESTMENT STRATEGIES                     2

                           PRINCIPAL RISKS                                     2

                           PAST PERFORMANCE                                    4

                           FEES AND EXPENSES OF THE PORTFOLIO                  5

                           ADDITIONAL INVESTMENT STRATEGY INFORMATION          6

                           ADDITIONAL RISK INFORMATION                         7

                           PORTFOLIO MANAGEMENT                                8


SHAREHOLDER INFORMATION    PURCHASES AND SALES OF PORTFOLIO SHARES             9

                           FREQUENT PURCHASES AND REDEMPTIONS                  9

                           PRICING FUND SHARES                                10

                           PLAN OF DISTRIBUTION                               11

                           DISTRIBUTIONS                                      11

                           TAX CONSEQUENCES                                   11

                           PORTFOLIO HOLDINGS INFORMATION                     11

                           ADDITIONAL INFORMATION                             11


FINANCIAL HIGHLIGHTS                                                          12


                           This PROSPECTUS contains important information about the Global Dividend Growth Portfolio and the Morgan Stanley Variable Investment Series. Please read it carefully and keep it for future reference.

ELIGIBLE INVESTORS


Morgan Stanley Variable Investment Series (the "Fund") is comprised of 15 separate portfolios, each with its own distinct investment objective(s) and policies. In this PROSPECTUS, shares of the Global Dividend Growth Portfolio are being offered. The Fund's other portfolios are offered through separate prospectuses. The Fund is offered exclusively to life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they offer.


Shares of the Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of variable life insurance and/or variable annuity contracts.


The Fund also offers Class X shares of the Portfolio through a separate prospectus. Class X shares are subject to lower expenses, but are only available through certain eligible variable life insurance and/or variable annuity contracts. For more information, contact the insurance company offering the accompanying prospectus.

THE GLOBAL DIVIDEND GROWTH PORTFOLIO

[GRAPHIC]

INVESTMENT OBJECTIVE

The Portfolio seeks to provide reasonable current income and long-term growth of income and capital.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES


The Portfolio will normally invest at least 80% of its assets in dividend paying equity securities issued by issuers located in various countries around the world. The Portfolio's "Sub-Adviser," Morgan Stanley Investment Management Limited, seeks investments primarily in common stocks (including depositary receipts) of companies with a record of paying dividends and potential for increasing dividends. The Portfolio invests in at least three separate countries. The percentage of the Portfolio's assets invested in particular geographic sectors will shift from time to time in accordance with the judgment of the Sub-Adviser. In addition, in selecting investments, the current portfolio management team employs a bottom-up investment approach that is value driven and emphasizes security selection on an individual company basis. The current portfolio management team selects securities of issuers from a broad range of countries, which may include emerging market countries. The team also seeks to identify securities of issuers that it believes are undervalued relative to their market values and other measurements of intrinsic worth, with an emphasis on company assets and cash flow. Securities which appear undervalued are then subjected to an in-depth fundamental analysis. Portfolio securities are typically sold when the portfolio management team assesses that a holding no longer satisfies some or all of its investment criteria.

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.


Up to 15% of the Portfolio's assets may be invested in emerging markets securities (held either directly or in the form of depositary receipts) but of which no more than 10% may be invested in local shares.

Up to 20% of the Portfolio's assets may be invested in forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at a specified price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities and the currencies in which they are denominated.

OTHER INVESTMENTS. The Portfolio may also invest in convertible and fixed-income securities. For more information, see the "Additional Investment Strategy Information" section.

[GRAPHIC]

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities.

[SIDENOTE]

GROWTH & INCOME

An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.

When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMON STOCK AND OTHER EQUITY SECURITIES. A principal risk of investing in the Portfolio is associated with its common stock and other equity investments. In general, stock and other equity security values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.


FOREIGN SECURITIES. The Portfolio's investments in foreign securities involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio may convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.

The foreign securities in which the Portfolio may invest may be issued by companies located in emerging market countries. Compared to the United States and other developed countries, emerging market countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them to any voting rights with respect to the deposited securities.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Use of forward foreign currency exchange contracts involves risks. If the Investment Adviser and/or Sub-Adviser employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's volatility and, thus, could involve a significant risk.


OTHER RISKS. The performance of the Portfolio also will depend on whether or not the Sub-Adviser is successful in applying the Portfolio's investment strategies. The Portfolio is also subject to other risks from its permissible investments, including the risks associated with convertible and fixed-income securities. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

[GRAPHIC]

PAST PERFORMANCE


The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or variable annuity contracts, which would lower the performance for all periods shown.


[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

2001       -6.44%
2002      -12.72%
2003       31.64%
2004       14.65%
2005        6.17%


THE YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2006 WAS 4.80%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 19.43% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -20.61% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2005)



                                                                     LIFE OF PORTFOLIO
                                        PAST 1 YEAR   PAST 5 YEARS   (SINCE 06/05/00)
--------------------------------------------------------------------------------------
The Global Dividend Growth Portfolio       6.17%         5.52%             4.96%
MSCI World Index(1)                        9.49%         2.18%            -0.26%



(1) THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX MEASURES PERFORMANCE FROM A DIVERSE RANGE OF GLOBAL STOCK MARKETS, INCLUDING THE UNITED STATES, CANADA, EUROPE, AUSTRALIA, NEW ZEALAND AND THE FAR EAST. THE PERFORMANCE OF THE INDEX IS LISTED IN U.S. DOLLARS AND ASSUMES REINVESTMENT OF NET DIVIDENDS. "NET DIVIDENDS" REFLECTS A REDUCTION IN DIVIDENDS AFTER TAKING INTO ACCOUNT WITHHOLDING OF TAXES BY CERTAIN FOREIGN COUNTRIES REPRESENTED IN THE INDEX. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


[SIDENOTE]

ANNUAL TOTAL RETURNS


This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past five calendar years.


AVERAGE ANNUAL TOTAL RETURNS


This table compares the average annual total returns of the Portfolio's Class Y shares with those of an index that represents a broad measure of market performance over time.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


Advisory fee                                                     0.67%
Distribution and service (12b-1) fees                            0.25%
Other expenses                                                   0.15%
Total annual Portfolio operating expenses                        1.07%



EXAMPLE


This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.


                              EXPENSES OVER TIME
                 ---------------------------------------------
                 1 YEAR      3 YEARS      5 YEARS     10 YEARS
                 ---------------------------------------------
                 $  109      $   340      $   590     $  1,306


[SIDENOTE]

ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2005. The Securities and Exchange Commission requires that the Portfolio disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[GRAPHIC]

ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to the Portfolio's investment strategies.

CONVERTIBLE AND FIXED INCOME SECURITIES. Up to 20% of the Portfolio's assets may be invested in convertible securities, U.S. government securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, fixed-income securities issued by foreign governments and international organizations and investment grade debt securities (including zero coupon securities which are purchased at a discount and make no payment until maturity).


DEFENSIVE INVESTING. The Portfolio may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture that may be inconsistent with its principal investment strategies when the Sub-Adviser believes it is advisable to do so. Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When the Portfolio takes a defensive position, it may not achieve its investment objective.

INVESTMENT POLICIES. The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any portfolio security. However, the Portfolio may be required to sell its illiquid securities holdings, or reduce its borrowings, if any, in response to fluctuations in the value of such holdings. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

PORTFOLIO TURNOVER. The Portfolio may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this PROSPECTUS shows the Portfolio's turnover rates during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Portfolio buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs.

[GRAPHIC]

ADDITIONAL RISK INFORMATION

This section provides additional information relating to the risks of investing in the Portfolio.

CONVERTIBLE SECURITIES. The Portfolio's investments in convertible securities (which are securities that generally pay interest and may be converted into common stock) may carry the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

The Portfolio may invest up to 5% of its net assets in convertible securities rated below investment grade. Securities rated below investment grade are commonly known as "junk bonds" and have speculative credit risk characteristics.

FIXED-INCOME SECURITIES. All fixed-income securities, such as corporate bonds, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.) Accordingly, a rise in the general level of interest rates may cause the price of the Portfolio's fixed-income securities to fall substantially.

[GRAPHIC]

PORTFOLIO MANAGEMENT


The Fund has retained the "Investment Adviser" -- Morgan Stanley Investment Advisors Inc. -- to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 1221 Avenue of the Americas, New York, NY 10020.

The Investment Adviser has contracted with the Sub-Adviser, Morgan Stanley Investment Management Limited, to invest the Portfolio's assets, including the placing of orders for the purchase and sale of portfolio securities. The Sub-Adviser, together with its investment management affiliates, managed assets of approximately $445 billion as of March 31, 2006. The Sub-Adviser is a wholly-owned subsidiary of Morgan Stanley and provides a broad range of portfolio management services to its clients. The Sub-Adviser is located at 25 Cabot Square, Canary Wharf, London, United Kingdom E14 4QA.

The Portfolio's assets are managed within the Global Value team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Frances Campion, a Managing Director of the Sub-Adviser, Colin McQueen, an Executive Director of the Sub-Adviser, and Douglas M. McGraw, Martin J. Moorman and Noreen Griffin, each a Vice President of the Sub-Adviser.

Ms. Campion has been associated with the Sub-Adviser in an investment management capacity since January 1990 and began managing the Portfolio in December 2002. Mr. McQueen has been associated with the Sub-Adviser in an investment management capacity since December 2005 and began managing the Portfolio in December 2005. Prior to December 2005, Mr. McQueen was a portfolio manager at UBS Global Asset Management. Mr. McGraw has been associated with the Sub-Adviser and its investment management affiliates in a research capacity since June 2001 and began managing the Portfolio in April 2004. Prior to June 2001, Mr. McGraw was completing his graduate schooling. Mr. Moorman has been associated with the Sub-Adviser in an investment management capacity since September 2003 and began managing the Portfolio in April 2004. Prior to September 2003, Mr. Moorman was a portfolio manager at Delaware International Advisors. Ms. Griffin has been associated with the Sub-Adviser in an investment management capacity since October 2005 and began managing the Portfolio in November 2005. Prior to October 2005, Ms. Griffin was a portfolio manager at Setanta Asset Management.

Ms. Campion is the lead manager of the Portfolio and Messrs. McQueen, McGraw and Moorman and Ms. Griffin are co-portfolio managers. Ms. Campion is responsible for the execution of the overall strategy of the Portfolio, although the Portfolio's assets are managed within the team.

The Fund's STATEMENT OF ADDITIONAL INFORMATION provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.


The composition of the team may change without notice from time to time.


The Portfolio pays the Investment Adviser a monthly management fee as full compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 2005, the Portfolio accrued total compensation to the Investment Adviser amounting to 0.67% of the Portfolio's average daily net assets.

A discussion regarding the basis for the Board of Trustees approval of the investment advisory agreement and sub-advisory agreements is available in the Fund's semiannual report to shareholders for the period ended June 30, 2005.


[SIDENOTE]

MORGAN STANLEY INVESTMENT ADVISORS INC.


The Investment Adviser is widely recognized as a leader in the mutual fund industry and had approximately $90 billion in assets under management or administration as of March 31, 2006.

SHAREHOLDER INFORMATION

[GRAPHIC]

PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to and from separate accounts.


The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.


[GRAPHIC]

FREQUENT PURCHASES AND REDEMPTIONS


Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners is referred to as "market-timing" or "short-term trading" and may present risks for other contract owners with long-term interests in the Portfolio, which may include, among other things, dilution in the value of the Portfolio's shares indirectly held by contract owners with long term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs, and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market-timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Investments in certain fixed income securities (such as high yield bonds) may be adversely affected by price arbitrage trading strategies.


The Portfolio's policies with respect to valuing portfolio securities are described below in "Pricing Fund Shares."

The Fund's Board of Trustees has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies generally do not provide specific contract owner transaction instructions to the Portfolio. The ability of the Portfolio to monitor such underlying activity, therefore, is limited. Consequently, the Portfolio must rely on the insurance company to monitor frequent short-term trading by contract owners. If the Portfolio identifies suspected market-timing activity, the insurance company will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners may be able to engage in frequent trading to the detriment of contract owners with long-term interests in the Portfolio. If the insurance company refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company.


[GRAPHIC]

PRICING FUND SHARES

The price of shares of the Portfolio, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share of the Portfolio is calculated once daily at 4:00 p.m. Eastern time on each day the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.


The value of the Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser and/or Sub-Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's securities may change on days when shareholders will not be able to purchase or sell their shares.

To the extent the Portfolio invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"), the Portfolio's net asset value is calculated based upon the net asset value of such fund. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

An exception to the general policy of using market prices concerns the Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

[GRAPHIC]


PLAN OF DISTRIBUTION

The Fund has adopted a Plan of Distribution for the Portfolio in accordance with Rule 12b-1 under the Investment Company Act. Class Y shares are subject to a distribution (12b-1) fee of 0.25% of the average daily net assets of the Class. The Plan allows Class Y shares of the Portfolio to bear distribution fees in connection with the sale and distribution of Class Y shares. It also allows the Portfolio to pay for services to Class Y shareholders. Because these fees are paid out of the assets of the Portfolio's Class Y shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


[GRAPHIC]

DISTRIBUTIONS


The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns income from stocks and interest from fixed-income investments. These amounts are passed along to Portfolio shareholders as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gains distributions."

Dividends from net investment income are declared and paid at least once per calendar year. Capital gains distributions, if any, are declared and paid at least once per year.


[GRAPHIC]

TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

[GRAPHIC]

PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's STATEMENT OF ADDITIONAL INFORMATION.

[GRAPHIC]

ADDITIONAL INFORMATION


The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries or service providers, including insurance companies and their affiliates, in connection with the sale or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class Y shares for the past five years. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the STATEMENT OF ADDITIONAL INFORMATION from the Portfolio's annual report, which is available upon request.

Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the accompanying prospectus for either the variable annuity or the variable life contract issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.


FOR THE YEAR ENDED DECEMBER 31                          2005           2004           2003           2002           2001
SELECTED PER SHARE DATA:
Net asset value, beginning of period                 $    14.34     $    12.68     $     9.82     $    11.43     $    12.71
                                                     ----------     ----------     ----------     ----------     ----------
Income (loss) from investment operations:
  Net investment income*                                   0.23           0.18           0.15           0.18           0.15
  Net realized and unrealized gain (loss)                  0.64           1.66           2.91          (1.61)         (0.96)
                                                     ----------     ----------     ----------     ----------     ----------
Total income (loss) from investment operations             0.87           1.84           3.06          (1.43)         (0.81)
                                                     ----------     ----------     ----------     ----------     ----------
Less dividends and distributions from:
  Net investment income                                   (0.21)         (0.18)         (0.20)         (0.18)         (0.33)
  Net realized gain                                          --             --             --             --          (0.14)
                                                     ----------     ----------     ----------     ----------     ----------
Total dividends and distributions                         (0.21)         (0.18)         (0.20)         (0.18)         (0.47)
                                                     ----------     ----------     ----------     ----------     ----------
Net asset value end of period                        $    15.00     $    14.34     $    12.68     $     9.82     $    11.43
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                              6.17%         14.65%         31.64%        (12.72)%        (6.44)%
-------------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS**
Expenses                                                   1.07%          1.05%          1.07%          1.06%          1.05%
Net investment income                                      1.63%          1.34%          1.48%          1.71%          1.51%
SUPPLEMENTAL DATA:
Net assets end of period (000's)                     $   71,123     $   67,522     $   47,524     $   20,981     $   10,494
Portfolio turnover rate                                      20%            21%           103%            17%             9%

* The per share amounts were computed using an average number of shares outstanding during the period.

** Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+ Calculated based on the net asset value as of the last business day of the period.

MORGAN STANLEY VARIABLE INVESTMENT SERIES


- ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request information about the Portfolio, or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at: www.morganstanley.com/funds.


- YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor.


- INFORMATION ABOUT THE FUND (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's (the "SEC") Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at
   (202) 551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.



(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3692)

PROSPECTUS - MAY 1, 2006


MORGAN STANLEY

VARIABLE INVESTMENT SERIES

THE EUROPEAN EQUITY PORTFOLIO

CLASS Y



MORGAN STANLEY VARIABLE INVESTMENT SERIES IS A MUTUAL FUND COMPRISED OF 15 SEPARATE PORTFOLIOS, EACH WITH ITS OWN DISTINCTIVE INVESTMENT OBJECTIVE(S) AND POLICIES. IN THIS PROSPECTUS, SHARES OF THE EUROPEAN EQUITY PORTFOLIO (THE "PORTFOLIO") ARE BEING OFFERED.


SHARES OF THE PORTFOLIO ARE SOLD EXCLUSIVELY TO CERTAIN LIFE INSURANCE COMPANIES IN CONNECTION WITH PARTICULAR VARIABLE LIFE INSURANCE AND/OR VARIABLE ANNUITY CONTRACTS THEY ISSUE. THE INSURANCE COMPANIES INVEST IN SHARES OF THE PORTFOLIO IN ACCORDANCE WITH INSTRUCTIONS RECEIVED FROM OWNERS OF VARIABLE LIFE INSURANCE OR VARIABLE ANNUITY CONTRACTS.

THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE VARIABLE LIFE INSURANCE AND/OR VARIABLE ANNUITY CONTRACT ISSUED BY YOUR INSURANCE COMPANY.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              CONTENTS
ELIGIBLE INVESTORS                                                             1

THE PORTFOLIO                 INVESTMENT OBJECTIVE                             2

                              PRINCIPAL INVESTMENT STRATEGIES                  2

                              PRINCIPAL RISKS                                  2

                              PAST PERFORMANCE                                 4

                              FEES AND EXPENSES OF THE PORTFOLIO               5

                              ADDITIONAL INVESTMENT STRATEGY                   6
                              INFORMATION

                              ADDITIONAL RISK INFORMATION                      7

                              PORTFOLIO MANAGEMENT                             8

SHAREHOLDER INFORMATION       PURCHASES AND SALES OF PORTFOLIO SHARES         10

                              FREQUENT PURCHASES AND REDEMPTIONS              10

                              PRICING FUND SHARES                             11

                              PLAN OF DISTRIBUTION                            12

                              DISTRIBUTIONS                                   12

                              TAX CONSEQUENCES                                12

                              PORTFOLIO HOLDINGS INFORMATION                  12

                              ADDITIONAL INFORMATION                          12

FINANCIAL HIGHLIGHTS                                                          13


                              This PROSPECTUS contains important information about the European Equity Portfolio and the Morgan Stanley Variable Investment Series. Please read it carefully and keep it for future reference.

ELIGIBLE INVESTORS


Morgan Stanley Variable Investment Series (the "Fund") is comprised of 15 separate portfolios, each with its own distinct investment objective(s) and policies. In this PROSPECTUS, shares of the European Equity Portfolio are being offered. The Fund's other portfolios are offered through separate prospectuses. The Fund is offered exclusively to life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they offer.


Shares of the Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of variable life insurance and/or variable annuity contracts.


The Fund also offers Class X shares of the Portfolio through a separate prospectus. Class X shares are subject to lower expenses, but are only available through certain eligible variable life insurance and/or variable annuity contracts. For more information, contact the insurance company offering the accompanying prospectus.

THE EUROPEAN EQUITY PORTFOLIO

[GRAPHIC]

INVESTMENT OBJECTIVE

The Portfolio seeks to maximize the capital appreciation of its investments.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES


The Portfolio will normally invest at least 80% of its assets in equity securities of issued by issuers located in European countries. A company is considered to be located in Europe if (i) it is organized under the laws of a European country and has a principal office in a European country; (ii) it derives at least 50% of its total revenues from businesses in Europe; or (iii) its equity securities are traded principally on a stock exchange in Europe. The principal countries in which the Portfolio invests are France, the United Kingdom, Germany, the Netherlands, Spain, Sweden, Switzerland and Italy. The Portfolio invests in at least three separate countries. The Portfolio may also invest in emerging market countries.


The Portfolio invests principally in common stocks and other equity securities (which may include depositary receipts or convertible securities).


The Portfolio's "Investment Adviser," Morgan Stanley Investment Advisors Inc., and/or "Sub-Adviser," Morgan Stanley Investment Management Limited, utilize fundamental research to identify companies that they believe have long-term growth potential and/or relatively attractive valuations. The Portfolio's management team generally utilizes a bottom-up stock selection process based on fundamental research performed by the Investment Adviser's and/or Sub-Adviser's analysts throughout the world, but also considers global industry trends in making certain sector allocations.

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A depositary receipt is generally issued by a bank or financial institution and represents the common stock or other equity securities of a foreign company.

The remaining 20% of the Portfolio's assets may be invested in fixed-income securities (including zero coupon securities) issued or guaranteed by European governments and in equity, government and convertible securities of issuers not located in Europe. The Portfolio may also utilize forward foreign currency exchange contracts, options on foreign currencies and stock index futures (and options thereon). The portfolio may also invest up to 10% of its net assets in Real Estate Investment Trusts ("REITs").

In pursuing the Portfolio's investment objective, the Investment Adviser and/or Sub-Adviser have considerable leeway in deciding which investments they buy, hold or sell on a day-to-day basis--and which trading strategies they use. For example, the Investment Adviser and/or Sub-Adviser in their discretion may determine to use some permitted trading strategies while not using others. For more information, see the "Additional Investment Strategy Information" section.


[GRAPHIC]

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

[SIDENOTE]

CAPITAL APPRECIATION

An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out dividend income.

COMMON STOCKS. The Portfolio's investments in common stock are subject to the risks that affect all common stocks. In particular, stock prices can fluctuate widely in response to activities specific to the issuer as well as general market, economic and political conditions.


EUROPEAN INVESTMENTS. A principal risk factor associated with investment in the Portfolio relates to the Portfolio's investments in Europe. In particular, adverse political, social or economic developments in Europe, or in a particular European country, could cause a substantial decline in the value of the Portfolio.


FOREIGN SECURITIES. The Portfolio's investment in foreign securities involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio may convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.

The foreign securities in which the Portfolio may invest may be issued by companies located in emerging market countries. Compared to the United States and other developed countries, emerging market countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them to any voting rights with respect to the deposited securities.

CONVERTIBLE SECURITIES. Portfolio investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

OTHER RISKS. The performance of the Portfolio also will depend on whether or not the Investment Adviser and/or Sub-Adviser are successful in applying the Portfolio's investment strategies. The Portfolio is also subject to other risks from its permissible investments, including the risks associated with its investments in fixed income securities, forward foreign currency exchange contracts, options on foreign currencies and stock index futures (and options thereon). For more information about these risks, see the "Additional Risk Information" section.


Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

[GRAPHIC]

PAST PERFORMANCE


The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or variable annuity contracts, which would lower the performance for all periods shown.


ANNUAL TOTAL RETURNS -- CALENDAR YEARS

2001      -17.92%
2002      -21.53%
2003       28.70%
2004       12.48%
2005        8.36%


THE YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2006 WAS 9.75%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 19.42% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -22.64% (quarter ended September 30, 2002).


AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2005)


                                                                    LIFE OF PORTFOLIO
                                     PAST 1 YEAR    PAST 5 YEARS    (SINCE 06/05/00)
-------------------------------------------------------------------------------------
The European Equity Portfolio            8.36%           0.21%          -1.19%
MSCI Europe Index(1)                     9.42%           3.68%           1.80%


(1) THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EUROPE INDEX MEASURES THE PERFORMANCE FOR A DIVERSE RANGE OF GLOBAL STOCK MARKETS WITHIN AUSTRIA, BELGIUM, DENMARK, FINLAND, FRANCE, GERMANY, GREECE, IRELAND, ITALY, THE NETHERLANDS, NORWAY, PORTUGAL, SPAIN, SWEDEN, SWITZERLAND AND THE UNITED KINGDOM. THE PERFORMANCE OF THE INDEX IS LISTED IN U.S. DOLLARS AND ASSUMES REINVESTMENT OF NET DIVIDENDS. "NET DIVIDENDS" REFLECTS A REDUCTION IN DIVIDENDS AFTER TAKING INTO ACCOUNT WITHHOLDING OF TAXES BY CERTAIN FOREIGN COUNTRIES REPRESENTED IN THE INDEX. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

[SIDENOTE]

ANNUAL TOTAL RETURNS


This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past five calendar years.


AVERAGE ANNUAL TOTAL RETURNS


This table compares the average annual total returns of the Portfolio's Class Y shares with those of an index that represents a broad measure of market performance over time.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


Advisory fee                                                                0.87%
Distribution and service (12b-1) fees                                       0.25%
Other expenses                                                              0.19%
Total annual Portfolio operating expenses                                   1.31%



Effective June 1, 2005, the Investment Adviser has agreed to cap the Portfolio's operating expenses (except for brokerage and 12b-1 fees) by assuming the Portfolio's "other expenses" and/or waiving the Portfolio's advisory fees, and the Portfolio's Administrator has agreed to waive the Portfolio's administrative fee, to the extent such operating expenses exceed 1.00% of the average daily net assets of the Portfolio on an annualized basis. The fees and expenses disclosed above do not reflect the assumption of any expenses or the waiver of any compensation by the Investment Adviser or Administrator. Taking the waiver/assumption of expenses into account, the total operating expense of Class Y would have been 1.27%.

EXAMPLE


This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.


                            EXPENSES OVER TIME
               ---------------------------------------------
                 1 YEAR      3 YEARS     5 YEARS    10 YEARS
               ---------------------------------------------
               $      133  $       415  $      718  $  1,579


[SIDENOTE]

ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2005. The Securities and Exchange Commission requires that the Portfolio disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[GRAPHIC]

ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to the Portfolio's investment strategies.

FIXED-INCOME SECURITIES. The Portfolio may invest up to 20% of its assets in fixed-income securities (including zero coupon securities) issued or guaranteed by European governments and non-European governmental or private issuers.


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES. The Portfolio may invest up to 20% of its assets in forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specific future date. The Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities and securities it intends to purchase and the currencies in which they are denominated. The Portfolio may also use forward foreign currency exchange contracts to modify the Portfolio's exposure to various currency markets. In addition, the Portfolio may invest in put and call options with respect to foreign currencies. Options may be used to seek to protect against a decline in currency prices or an increase in prices of currencies that may be purchased.

STOCK INDEX FUTURES. The Portfolio may purchase and sell stock index futures contracts and options thereon. Stock index futures and options on stock index futures may be used to facilitate trading, to increase the Portfolio's market exposure, or to seek to protect against an increase in prices of securities that may be purchased.


OPTIONS AND FUTURES. The Portfolio may invest up to 5% of its net assets in put and call options with respect to foreign currencies. The Portfolio may also purchase and sell stock index futures contracts and options thereon. Stock index futures and options thereon may be used to facilitate trading, to increase the Portfolio's market exposure or to seek to protect against an increase in the prices of securities that may be purchased.


DEFENSIVE INVESTING. The Portfolio may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture that may be inconsistent with its principal investment strategies when the Investment Adviser believes it advisable to do so. Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When the Portfolio takes a defensive position, it may not achieve its investment objective.

INVESTMENT POLICIES. The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any portfolio security. However, the Portfolio may be required to sell its illiquid securities holdings, or reduce its borrowings, if any, in response to fluctuations in the value of such holdings. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.


PORTFOLIO TURNOVER. The Portfolio may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this PROSPECTUS shows the Portfolio's turnover rates during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Portfolio buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs.

[GRAPHIC]

ADDITIONAL RISK INFORMATION

This section provides additional information relating to the risks of investing in the Portfolio.

FIXED-INCOME SECURITIES. All fixed-income securities, such as debt securities issued by foreign governments, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS, OPTIONS ON CURRENCIES AND STOCK INDEX FUTURES. Participation in forward foreign currency exchange contracts involves risks. If the Investment Adviser and/or Sub-Adviser employ a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's volatility and may involve a significant risk. In addition, if the Portfolio invests in options on currencies and/or stock index futures (or options thereon), its participation in these markets would subject the Portfolio to certain risks. The Investment Adviser's and/or Sub-Adviser's predictions of movements in the direction of the currency or index markets may be inaccurate, and the adverse consequences to the Portfolio (e.g., a reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. Other risks include the possible imperfect correlation between the price of futures contracts and movements in the prices of securities and the possible absence of a liquid secondary market for certain of these instruments. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.

REITs. REITs pool investors' funds for investments primarily in commercial real estate properties. Like mutual funds, REITs have expenses, including advisory and administration fees, that are paid by their shareholders. As a result, you will absorb duplicate levels of fees when the Portfolio invests in REITs. The performance of any Fund REIT holdings ultimately depends on the types of real property in which the REITs invest and how well the property is managed. A general downturn in real estate values also can hurt REIT performance. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for the Portfolio, including significantly reducing return to the Portfolio on its investments in such company.

[GRAPHIC]

PORTFOLIO MANAGEMENT

The Fund has retained the Investment Adviser -- Morgan Stanley Investment Advisers Inc. -- to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 1221 Avenue of the Americas, New York, NY 10020.


The Investment Adviser has contracted with the Sub-Adviser, Morgan Stanley Investment Management Limited, to invest the Portfolio's assets, including the placing of orders for the purchase and sale of portfolio securities. The Sub-Adviser, together with its investment management affiliates, managed assets of approximately $445 billion as of March 31, 2006. The Sub-Adviser is a wholly-owned subsidiary of Morgan Stanley and provides a broad range of portfolio management services to its clients. The Sub-Adviser is located at 25 Cabot Square, Canary Wharf, London, United Kingdom E14 4QA.

The Portfolio's assets are managed within the European Equity team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio include Hywel George, a Managing Director of the Sub-Adviser, Rodderick Bridge, Doriana Russo, Zhixin Shu and Felicity Smith, each an Executive Director of the Sub-Adviser, and Katia Levy-Thevenon, a Vice President of the Sub-Adviser.

Mr. George has been associated with the Sub-Adviser in an investment management capacity since December 2005 and began managing the Portfolio in December 2005. Prior to December 2005, Mr. George was the Co-Chief Investment Officer of European Equities for Goldman Sachs Asset Management. Mr. Bridge has been associated with the Sub-Adviser in an investment management capacity since September 2005 and began managing the Portfolio in October 2005. Prior to September 2005, Mr. Bridge was an analyst for Commerzbank Securities and HSBC. Ms. Russo has been associated with the Sub-Adviser in an investment management capacity since January 2005 and began managing the Portfolio in October 2005. Prior to January 2005, Ms. Russo was a Director of European Equity research at Citibank. Ms. Shu has been associated with the Sub-Adviser in an investment management capacity since April 2005 and began managing the Portfolio in October 2005. Prior to April 2005, Ms. Shu was a Director of Investment Management at Newton Investment Management. Ms. Smith has been associated with the Sub-Adviser in an investment management capacity since April 2001 and began managing the Portfolio in April 2006. Prior to April 2001, she was associated with Investment Advisors International in an investment management capacity. Ms. Levy-Thevenon has been associated with the Sub-Adviser in an investment management capacity since December 2004 and began managing the Portfolio in October 2005. Prior to December 2004, Ms. Levy-Thevenon worked at Norges Bank Investment Management, AXA Investment Managers Ltd and SEB Investment Management.

The Fund's STATEMENT OF ADDITIONAL INFORMATION provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.


The composition of the team may change without notice from time to time.

[SIDENOTE]

MORGAN STANLEY INVESTMENT ADVISORS INC.


The Investment Adviser is widely recognized as a leader in the mutual fund industry and had approximately $90 billion in assets under management or administration as of March 31, 2006.

The Portfolio pays the Investment Adviser a monthly management fee as full compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 2005, the Portfolio accrued total compensation to the Investment Adviser amounting to 0.87% of the Portfolio's average daily net assets. The Investment Adviser paid the Sub-Adviser on a monthly basis a portion of the net management fees the Investment Adviser received from the Portfolio.

A discussion regarding the basis for the Board of Trustees approval of the investment advisory agreement and sub-advisory agreements is available in the Fund's semiannual report to shareholders for the period ended June 30, 2005.

SHAREHOLDER INFORMATION

[GRAPHIC]

PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to and from separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

[GRAPHIC]

FREQUENT PURCHASES AND REDEMPTIONS


Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners is referred to as "market-timing" or "short-term trading" and may present risks for other contract owners with long-term interests in the Portfolio, which may include, among other things, dilution in the value of the Portfolio's shares indirectly held by contract owners with long term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs, and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market-timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price-arbitrage"). Investments in certain fixed income securities (such as high yield bonds) may be adversely affected by price arbitrage trading strategies.


The Portfolio's policies with respect to valuing portfolio securities are described below in "Pricing Fund Shares."

The Fund's Board of Trustees has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies generally do not provide specific contract owner transaction instructions to the Portfolio. The ability of the Portfolio to monitor such underlying activity, therefore, is limited. Consequently, the Portfolio must rely on the insurance company to monitor frequent short-term trading by contract owners. If the Portfolio identifies suspected market-timing activity, the insurance company will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners may be able to engage in frequent trading to the detriment of contract owners with long-term interests in the Portfolio. If the insurance company refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company.


[GRAPHIC]

PRICING FUND SHARES

The price of shares of the Portfolio, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share of the Portfolio is calculated once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.


The value of the Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser and/or Sub-Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's securities may change on days when shareholders will not be able to purchase or sell their shares.

To the extent the Portfolio invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"), the Portfolio's net asset value is calculated based upon the net asset value of such fund. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.


An exception to the general policy of using market prices concerns the Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

[GRAPHIC]


PLAN OF DISTRIBUTION

The Fund has adopted a Plan of Distribution for the Portfolio in accordance with Rule 12b-1 under the Investment Company Act. Class Y shares are subject to a distribution (12b-1) fee of 0.25% of the average daily net assets of the Class. The Plan allows Class Y shares of the Portfolio to bear distribution fees in connection with the sale and distribution of Class Y shares. It also allows the Portfolio to pay for services to Class Y shareholders. Because these fees are paid out of the assets of the Portfolio's Class Y shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


[GRAPHIC]

DISTRIBUTIONS


The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns income from stocks and interest from fixed-income investments. These amounts are passed along to the Portfolio shareholders as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gains distributions."

Dividends from net investment income are declared and paid at least once per calendar year. Capital gains distributions, if any, are declared and paid at least once per year.


[GRAPHIC]

TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

[GRAPHIC]

PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's STATEMENT OF ADDITIONAL INFORMATION.

[GRAPHIC]

ADDITIONAL INFORMATION


The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries or service providers, including insurance companies and their affiliates, in connection with the sale or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class Y shares for the past five years. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).


This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the STATEMENT OF ADDITIONAL INFORMATION from the Portfolio's annual report, which is available upon request.


Further information about the performance of the Portfolio is contained in the its annual report to shareholders. See the accompanying prospectus for either the variable annuity or the variable life contract issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.


YEAR ENDED DECEMBER 31,                                 2005              2004           2003           2002           2001
SELECTED PER SHARE DATA:
Net asset value, beginning  of period                $    18.37        $    16.50     $    12.91     $    16.65     $    25.33
                                                     ----------        ----------     ----------     ----------     ----------
Income (loss) from investment operations:
   Net investment income*                                  0.25              0.16           0.13           0.08           0.05
   Net realized and unrealized gain (loss)                 1.26              1.88           3.56          (3.63)         (4.42)
                                                     ----------        ----------     ----------     ----------     ----------
Total income (loss) from investment operations             1.51              2.04           3.69          (3.55)         (4.37)
                                                     ----------        ----------     ----------     ----------     ----------
Less dividends and distributions from:
   Net investment income                                  (0.18)            (0.17)         (0.10)         (0.19)         (0.25)
   Net realized gain                                         --                --             --             --          (4.06)
Total dividends and distributions                         (0.18)            (0.17)         (0.10)         (0.19)         (4.31)
                                                     ----------        ----------     ----------     ----------     ----------
Net asset value, end of period                       $    19.70        $    18.37     $    16.50     $    12.91     $    16.65
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                              8.36%            12.48%         28.70%        (21.53)%       (17.92)%
----------------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS**
Expenses                                                   1.27%(2)          1.29%          1.29%          1.30%          1.27%
Net investment income                                      1.35%             0.99%          1.01%          0.57%          0.43%
SUPPLEMENTAL DATA:
Net assets end of period (000's)                     $   39,404        $   42,333     $   36,568     $   22,133     $   20,858
Portfolio turnover rate                                      61%              103%            95%            92%            82%

* The per share amounts were computed using an average number of shares outstanding during the period.

** Reflects overall Portfolio ratios for investment income and non-class specific expenses

+ Calculated based on the net asset value as of the last business day of the period.

MORGAN STANLEY VARIABLE INVESTMENT SERIES


- ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request information about the Portfolio, or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at: www.morganstanley.com/funds.


- YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor.


- INFORMATION ABOUT THE FUND (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's (the "SEC") Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.



(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3692)

PROSPECTUS - MAY 1, 2006


MORGAN STANLEY

VARIABLE INVESTMENT SERIES

THE EQUITY PORTFOLIO

CLASS Y



MORGAN STANLEY VARIABLE INVESTMENT SERIES IS A MUTUAL FUND COMPRISED OF 15 SEPARATE PORTFOLIOS, EACH WITH ITS OWN DISTINCTIVE INVESTMENT OBJECTIVE(S) AND POLICIES. IN THIS PROSPECTUS, SHARES OF THE EQUITY PORTFOLIO (THE "PORTFOLIO") ARE BEING OFFERED.


SHARES OF THE PORTFOLIO ARE SOLD EXCLUSIVELY TO CERTAIN LIFE INSURANCE COMPANIES IN CONNECTION WITH PARTICULAR VARIABLE LIFE INSURANCE AND/OR VARIABLE ANNUITY CONTRACTS THEY ISSUE. THE INSURANCE COMPANIES INVEST IN SHARES OF THE PORTFOLIO IN ACCORDANCE WITH INSTRUCTIONS RECEIVED FROM OWNERS OF THE VARIABLE LIFE INSURANCE OR VARIABLE ANNUITY CONTRACTS.

THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE VARIABLE LIFE INSURANCE AND/OR VARIABLE ANNUITY CONTRACT ISSUED BY YOUR INSURANCE COMPANY.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                         CONTENTS


ELIGIBLE INVESTORS                                                         1

THE PORTFOLIO            INVESTMENT OBJECTIVES                             2

                         PRINCIPAL INVESTMENT STRATEGIES                   2

                         PRINCIPAL RISKS                                   2

                         PAST PERFORMANCE                                  5

                         FEES AND EXPENSES OF THE PORTFOLIO                6

                         ADDITIONAL INVESTMENT STRATEGY INFORMATION        7

                         PORTFOLIO MANAGEMENT                              8

SHAREHOLDER INFORMATION  PURCHASES AND SALES OF PORTFOLIO SHARES           9

                         FREQUENT PURCHASES AND REDEMPTIONS                9

                         PRICING FUND SHARES                              10

                         PLAN OF DISTRIBUTION                             11

                         DISTRIBUTIONS                                    11

                         TAX CONSEQUENCES                                 11

                         PORTFOLIO HOLDINGS INFORMATION                   11

                         ADDITIONAL INFORMATION                           11

FINANCIAL HIGHLIGHTS                                                      12


                         This PROSPECTUS contains important information about the Equity Portfolio and the Morgan Stanley Variable Investment Series. Please read it carefully and keep it for future reference.

ELIGIBLE INVESTORS


Morgan Stanley Variable Investment Series (the "Fund") is comprised of 15 separate portfolios, each with its own distinct investment objective(s) and policies. In this PROSPECTUS, shares of the Equity Portfolio are being offered. The Fund's other portfolios are offered through separate prospectuses. The Fund is offered exclusively to life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they offer.


Shares of the Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of variable life insurance and/or variable annuity contracts.


The Fund also offers Class X shares of the Portfolio through a separate prospectus. Class X shares are subject to lower expenses, but are only available through certain eligible variable life insurance and/or variable annuity contracts. For more information, contact the insurance company offering the accompanying prospectus.

THE EQUITY PORTFOLIO

[GRAPHIC]

INVESTMENT OBJECTIVES

The Portfolio seeks as a primary objective growth of capital through investments in common stocks of companies believed by the Investment Adviser to have potential for superior growth. As a secondary objective the Equity Portfolio seeks income but only when consistent with its primary objective.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES


The Portfolio will normally invest at least 80% of its assets in equity securities and securities convertible into equity securities. The "Investment Adviser," Morgan Stanley Investment Advisors Inc., follows a flexible investment program in seeking to acheive the Portfolio's investment objective. The Investment Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Investment Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The Investment Adviser generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The Portfolio may invest up to 20% of its assets in corporate debt securities (including zero coupon securities) rated Aa or better by Moody's Investor Services, Inc. ("Moody's") or AA or better by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("S&P"), U.S. government securities, issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and preferred stocks.

The Portfolio may invest in securities of Canadian issuers registered under the Securities Exchange Act of 1934 or American Depositary Receipts (including up to 25% of the Portfolio's net assets in securities issued by foreign issuers organized in emerging market countries held in the form of American Depositary Receipts).

For more information, see the "Additional Investment Strategy Information" section.


[GRAPHIC]

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objectives. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


COMMON STOCKS. A principal risk of investment in the Portfolio is associated with the Portfolio's investments in common stock. In particular, the price of common stocks may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions.


SMALL & MEDIUM CAPITALIZATION COMPANIES. The Portfolio's investments in smaller and medium-sized companies carry more risk than investments in larger companies. While some of the Portfolio's holdings in these companies may be listed on a national securities exchange, such securities are more likely to be traded in the over-the-counter market. The low market liquidity of these securities may have an adverse impact on the Portfolio's ability to sell certain securities at favorable prices and may also make it difficult for the Portfolio to obtain market quotations based on actual trades for purposes of valuing the Portfolio's securities. Investing in lesser-known, smaller and medium capitalization companies involves greater risk of volatility of the Portfolio's net asset value than is customarily associated with larger, more established companies.

[SIDENOTE]

CAPITAL GROWTH

An investment objective having the goal of selecting securities with the potential to rise in price.

Often smaller and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

FIXED-INCOME SECURITIES. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities (which are purchased at a discount and generally accrue interest, but make no payment until maturity), are typically subject to greater price fluctuations than comparable securities that pay interest). Accordingly, a rise in the general level of interest rates may cause the price of the Portfolio's fixed-income securities to fall substantially.


FOREIGN SECURITIES. The Portfolio's investment in foreign securities involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio may convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.

The foreign securities in which the Portfolio may invest may be issued by companies located in emerging market countries. Compared to the United States and other developed countries, emerging market countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries.

A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in common stock or other equity securities of a foreign company. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

CONVERTIBLE SECURITIES. The Portfolio's investments in convertible securities (which are securities that generally pay interest and may be converted into common stock) may carry risks associated with both fixed-income securities and common stock. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.


The Portfolio may invest up to 5% of its net assets in convertible securities that are rated below investment grade. Securities rated below investment grade are commonly known as "junk bonds" and have speculative credit risk characteristics.

OTHER RISKS. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

[GRAPHIC]

PAST PERFORMANCE


The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or variable annuity contracts, which would lower the performance for all periods shown.


[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

2001    -27.07%
2002    -21.45%
2003     22.55%
2004     10.86%
2005     17.89%


THE YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2006 WAS 2.19%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 11.66% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -20.89% (quarter ended March 31, 2001).

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2005)



                                                                 LIFE OF PORTFOLIO
                                  PAST 1 YEAR    PAST 5 YEARS     (SINCE 06/05/00)
----------------------------------------------------------------------------------
The Equity Portfolio                 17.89%          -1.70%           -2.25%
Russell 3000(R) Growth Index(1)       5.17%          -3.15%           -7.46%



(1) THE RUSSELL 3000(R) GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE COMPANIES IN THE RUSSELL 3000(R) INDEX WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


[SIDENOTE]

ANNUAL TOTAL RETURNS


This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past five calendar years.


AVERAGE ANNUAL TOTAL RETURNS


This table compares the average annual total returns of the Portfolio's Class Y shares with those of an index that represents a broad measure of market performance over time.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


Advisory fee                                  0.42%
Distribution and service (12b-1) fees         0.25%
Other expenses                                0.11%
Total annual Portfolio operating expenses     0.78%



EXAMPLE


This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.


                            EXPENSES OVER TIME
               ---------------------------------------------
               1 YEAR      3 YEARS      5 YEARS     10 YEARS
               ---------------------------------------------
               $   80      $  249       $  433      $   966


[SIDENOTE]

ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2005. The Securities and Exchange Commission requires that the Portfolio disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[GRAPHIC]

ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to the Portfolio's investment strategies.


DEFENSIVE INVESTING. The Portfolio may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture that may be inconsistent with its principal investment strategies when the Investment Adviser believes it advisable to do so. Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When the Portfolio takes a defensive position, it may not achieve its investment objectives.

INVESTMENT POLICIES. The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any portfolio security. However, the Portfolio may be required to sell its illiquid securities holdings, or reduce its borrowings, if any, in response to fluctuations in the value of such holdings. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.


PORTFOLIO TURNOVER. The Portfolio may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this PROSPECTUS shows the Portfolio's turnover rates during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Portfolio buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs.

[GRAPHIC]

PORTFOLIO MANAGEMENT

The Fund has retained the Investment Adviser -- Morgan Stanley Investment Advisers Inc. -- to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 1221 Avenue of the Americas, New York, NY 10020.


The Portfolio's assets are managed within the U.S. Growth team. The team consists of portfolio managers and analysts. Current members of the team who are jointly and primarily responsible for the day-to-day management of the Portfolio are Dennis P. Lynch and David S. Cohen, Managing Directors of the Investment Adviser and Sam G. Chainani and Alexander Norton, Executive Directors of the Investment Adviser.

Mr. Lynch has been associated with the Investment Adviser in an investment management capacity since May 1998 and began managing the Portfolio in March 2006. Mr. Cohen has been associated with the Investment Adviser in an investment management capacity since May 1993 and began managing the Portfolio in March 2006. Mr. Chainani has been associated with the Investment Adviser in an investment management capacity since July 1996 and began managing the Portfolio in March 2006. Mr. Norton has been associated with the Investment Adviser in an investment management capacity since July 2000 and began managing the Portfolio in March 2006.

Mr. Lynch is the lead portfolio manager of the Portfolio. Messrs. Cohen, Chainani and Norton are co-portfolio managers. Members of the team collaborate to manage the assets of the Portfolio.

The Fund's STATEMENT OF ADDITIONAL INFORMATION provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.


The composition of the team may change without notice from time to time.


The Portfolio pays the Investment Adviser a monthly management fee as full compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 2005, the Portfolio accrued total compensation to the Investment Adviser amounting to 0.42% of the Portfolio's average daily net assets.

A discussion regarding the basis for the Board of Trustees approval of the investment advisory agreement is available in the Fund's semiannual report to shareholders for the period ended June 30, 2005.


[SIDENOTE]

MORGAN STANLEY INVESTMENT ADVISORS INC.


The Investment Adviser is widely recognized as a leader in the mutual fund industry and had approximately $90 billion in assets under management or administration as of March 31, 2006.

SHAREHOLDER INFORMATION

[GRAPHIC]

PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to and from separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

[GRAPHIC]

FREQUENT PURCHASES AND REDEMPTIONS


Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners is referred to as "market-timing" or "short-term trading" and may present risks for other contract owners with long-term interests in the Portfolio, which may include, among other things, dilution in the value of the Portfolio's shares indirectly held by contract owners with long term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs, and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market-timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price-arbitrage"). Investments in certain fixed income securities (such as high yield bonds) may be adversely affected by price arbitrage trading strategies.

The Portfolio's policies with respect to valuing portfolio securities are described below in "Pricing Fund Shares."


The Fund's Board of Trustees has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies generally do not provide specific contract owner transaction instructions to the Portfolio. The ability of the Portfolio to monitor such underlying activity, therefore, is limited. Consequently, the Portfolio must rely on the insurance company to monitor frequent short-term trading by contract owners. If the Portfolio identifies suspected market-timing activity, the insurance company will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners may be able to engage in frequent trading to the detriment of contract owners with long-term interests in the Portfolio. If the insurance company refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company.


[GRAPHIC]

PRICING FUND SHARES

The price of shares of the Portfolio, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share of the Portfolio is calculated once daily at 4:00 p.m. Eastern time on each day the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.


The value of the Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's securities may change on days when shareholders will not be able to purchase or sell their shares.

An exception to the general policy of using market prices concerns the Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

[GRAPHIC]


PLAN OF DISTRIBUTION

The Fund has adopted a Plan of Distribution for the Portfolio in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended. Class Y shares are subject to a distribution (12b-1) fee of 0.25% of the average daily net assets of the Class. The Plan allows Class Y shares of the Portfolio to bear distribution fees in connection with the sale and distribution of Class Y shares. It also allows the Portfolio to pay for services to Class Y shareholders. Because these fees are paid out of the assets of the Portfolio's Class Y shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


[GRAPHIC]

DISTRIBUTIONS


The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns income from stocks and/or interest from fixed-income investments. These amounts are passed along to Portfolio shareholders as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gains distributions."

Dividends from net investment income are declared and paid quarterly. Capital gains distributions, if any, are declared and paid at least once per year.


[GRAPHIC]

TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

[GRAPHIC]

PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's STATEMENT OF ADDITIONAL INFORMATION.

[GRAPHIC]

ADDITIONAL INFORMATION


The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries or service providers, including insurance companies and their affiliates, in connection with the sale or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class Y shares for the past five years. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).


This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the STATEMENT OF ADDITIONAL INFORMATION from the Portfolio's annual report, which is available upon request.


Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the accompanying prospectus for either the variable annuity or the variable life contract issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.


YEAR ENDED DECEMBER 31,                                 2005            2004            2003            2002            2001
SELECTED PER SHARE DATA:
Net asset value, beginning of period                 $     24.03     $     21.72     $     17.75     $     22.64     $     39.66
                                                     -----------     -----------     -----------     -----------     -----------
Income (loss) from investment operations:
  Net investment income (loss)*                            (0.06)           0.05            0.02            0.03            0.06
  Net realized and unrealized gain (loss)                   4.37            2.31            3.98           (4.89)         (10.09)
                                                     -----------     -----------     -----------     -----------     -----------
Total income (loss) from investment operations              4.31            2.36            4.00           (4.86)         (10.03)
                                                     -----------     -----------     -----------     -----------     -----------
Less dividends and distributions from:
  Net investment income                                       --           (0.05)          (0.03)          (0.03)          (0.10)
  Net realized gain                                           --              --              --              --           (6.89)
                                                     -----------     -----------     -----------     -----------     -----------
Total dividends and distributions                             --           (0.05)          (0.03)          (0.03)          (6.99)
                                                     -----------     -----------     -----------     -----------     -----------
Net asset value end of period                        $     28.34     $     24.03     $     21.72     $     17.75     $     22.64
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                              17.89%          10.86%          22.55%         (21.45)%        (27.07)%
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS**
Expenses                                                    0.78%           0.78%           0.77%           0.76%           0.76%
Net investment income (loss)                               (0.23)%          0.16%           0.13%           0.11%           0.30%
SUPPLEMENTAL DATA:
Net assets end of period (000's)                     $   123,803     $   115,741     $   100,400     $    64,829     $    61,110
Portfolio turnover rate                                       72%            137%            210%            223%            329%

* The per share amounts were computed using an average number of shares outstanding during the period.

** Reflects overall Portfolio ratios for investment income and non-class specific expenses

+ Calculated based on the net asset value as of the last business day of the period.

MORGAN STANLEY VARIABLE INVESTMENT SERIES


- ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request information about the Portfolio, or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at: www.morganstanley.com/funds.


- YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor.


- INFORMATION ABOUT THE FUND (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's (the "SEC") Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at
   (202) 551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.



(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3692)

PROSPECTUS - MAY 1, 2006


MORGAN STANLEY

VARIABLE INVESTMENT SERIES

THE S&P 500 INDEX PORTFOLIO

CLASS Y



MORGAN STANLEY VARIABLE INVESTMENT SERIES IS A MUTUAL FUND COMPRISED OF 15 SEPARATE PORTFOLIOS, EACH WITH ITS OWN DISTINCTIVE INVESTMENT OBJECTIVE(S) AND POLICIES. IN THIS PROSPECTUS, SHARES OF THE S&P 500 INDEX PORTFOLIO (THE "PORTFOLIO") ARE BEING OFFERED.


SHARES OF THE PORTFOLIO ARE SOLD EXCLUSIVELY TO CERTAIN LIFE INSURANCE COMPANIES IN CONNECTION WITH PARTICULAR VARIABLE LIFE INSURANCE AND/OR VARIABLE ANNUITY CONTRACTS THEY ISSUE. THE INSURANCE COMPANIES INVEST IN SHARES OF THE PORTFOLIO IN ACCORDANCE WITH INSTRUCTIONS RECEIVED FROM OWNERS OF VARIABLE LIFE INSURANCE OR VARIABLE ANNUITY CONTRACTS.

THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE VARIABLE LIFE INSURANCE AND/OR VARIABLE ANNUITY CONTRACT ISSUED BY YOUR INSURANCE COMPANY.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                          CONTENTS


ELIGIBLE INVESTORS                                                           1

THE PORTFOLIO             INVESTMENT OBJECTIVE                               2

                          PRINCIPAL INVESTMENT STRATEGIES                    2

                          PRINCIPAL RISKS                                    2

                          PAST PERFORMANCE                                   3

                          FEES AND EXPENSES OF THE PORTFOLIO                 4

                          ADDITIONAL INVESTMENT STRATEGY INFORMATION         5

                          ADDITIONAL RISK INFORMATION                        6

                          PORTFOLIO MANAGEMENT                               7

SHAREHOLDER INFORMATION   PURCHASES AND SALES OF PORTFOLIO SHARES            8

                          FREQUENT PURCHASES AND REDEMPTIONS                 8

                          PRICING FUND SHARES                                9

                          PLAN OF DISTRIBUTION                              10

                          DISTRIBUTIONS                                     10

                          TAX CONSEQUENCES                                  10

                          PORTFOLIO HOLDINGS INFORMATION                    10

                          ADDITIONAL INFORMATION                            10

FINANCIAL HIGHLIGHTS                                                        11


                          This PROSPECTUS contains important information about the S&P 500 Index Portfolio and the Morgan Stanley Variable Investment Series. Please read it carefully and keep it for future reference.

ELIGIBLE INVESTORS


Morgan Stanley Variable Investment Series (the "Fund") is comprised of 15 separate portfolios, each with its own distinct investment objective(s) and policies. In this PROSPECTUS, shares of the S&P 500 Index Portfolio are being offered. The Fund's other portfolios are offered through separate prospectuses. The Fund is offered exclusively to life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they offer.


Shares of the Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of variable life insurance and/or variable annuity contracts.


The Fund also offers Class X shares of the Portfolio through a separate prospectus. Class X shares are subject to lower expenses, but are only available through certain eligible variable life insurance and/or variable annuity contracts. For more information, contact the insurance company offering the accompanying prospectus.

THE S&P 500 INDEX PORTFOLIO

[GRAPHIC]

INVESTMENT OBJECTIVE

The Portfolio seeks to provide investment results that, before expenses, correspond to the total return (I.E., the combination of capital changes and income) of the Standard & Poor's(R) 500 Composite Stock Price Index ("S&P 500 Index").

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio will normally invest at least 80% of its assets in common stocks of companies included in the S&P 500 Index. The "Investment Adviser," Morgan Stanley Investment Advisors Inc., "passively" manages the Portfolio's assets by investing in stocks in approximately the same proportion as they are represented in the S&P 500 Index. For example, if the common stock of a specific company represents five percent of the S&P 500 Index, the Investment Adviser typically will invest the same percentage of the Portfolio's assets in that stock. The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies representing a significant portion of the market value of all common stocks publicly traded in the United States.

The Investment Adviser seeks a correlation between the performance of the Portfolio, before expenses, and that of the S&P 500 Index of 95% or better. A figure of 100% would indicate perfect correlation.

OTHER INVESTMENTS. The Portfolio may invest in foreign companies to the extent that they are included in the S&P 500 Index. In addition, the Portfolio may invest in stock index futures on the S&P 500 Index and Standard & Poor's Depositary Receipts ("SPDRs"). The Portfolio may also make temporary investments in money market instruments to manage cash flows into and out of the Portfolio. For more information, see the "Additional Investment Strategy Information" section.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the Portfolio.

[GRAPHIC]

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMON STOCKS. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company, as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

INDEX INVESTING. Another risk of investing in the Portfolio arises from its operation as a "passively" managed index Portfolio. As such, the adverse performance of a particular stock ordinarily will not result in the elimination of the stock from the Portfolio's portfolio. The Portfolio will remain invested in common stocks even when stock prices are generally falling. Ordinarily, the Investment Adviser will not sell the Portfolio's portfolio securities except to reflect additions or deletions of the stocks that comprise the S&P 500 Index, or as may be necessary to raise cash to pay Portfolio shareholders who sell Portfolio shares.

[SIDENOTE]

TOTAL RETURN

An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.

The performance of the S&P 500 Index is a hypothetical number which does not take into account brokerage commissions and other transaction costs, custody and other costs which will be borne by the Portfolio (e.g., advisory fee, transfer agency and accounting costs).

The Portfolio's ability to correlate its performance, before expenses, with the S&P 500 Index may be affected by, among other things, changes in securities markets, the manner in which the S&P 500 Index is calculated and the timing of purchases and sales. The Portfolio's ability to correlate its performance to the Index also depends to some extent on the size of the Portfolio's portfolio, the size of cash flows into and out of the Portfolio and differences between how and when the Portfolio and the Index are valued. The Investment Adviser regularly monitors the correlation and, in the event the desired correlation is not achieved, the Investment Adviser will determine what additional investment changes may need to be made.

OTHER RISKS. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in pursuing the Portfolio's investment strategies, including the Investment Adviser's ability to manage cash flows (primarily from purchases and sales, and distributions from the Portfolio's investments). The Portfolio is also subject to other risks from its other permissible investments, including risks associated with foreign securities, stock index futures and SPDRs. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

[GRAPHIC]

PAST PERFORMANCE


The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or annuity contracts, which would lower the performance for all periods shown.


[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

2001       -12.53%
2002       -22.67%
2003        27.54%
2004        10.29%
2005         4.43%


THE YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2006 WAS 4.04%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 15.30% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -17.43% (quarter ended September 30, 2002).


[SIDENOTE]

ANNUAL TOTAL RETURNS


This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past five calendar years.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2005)



                                                                       LIFE OF THE PORTFOLIO
                                        PAST 1 YEAR    PAST 5 YEARS       (SINCE 06/05/00)
--------------------------------------------------------------------------------------------
The S&P 500 Index Portfolio                 4.43%         -0.13%              -1.93%
S&P 500(R) Index(1)                         4.91%          0.55%              -1.29%



(1) THE STANDARD & POOR'S 500(R) INDEX (S&P 500(R)) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


Advisory fee                                                         0.12%
Distribution and service (12b-1) fees                                0.25%
Other expenses                                                       0.16%
Total annual Portfolio operating expenses                            0.53%



EXAMPLE


This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.


                              EXPENSES OVER TIME
                    --------------------------------------
                    1 YEAR    3 YEARS   5 YEARS   10 YEARS
                    --------------------------------------
                    $   54    $   170   $   296   $    665


[SIDENOTE]

AVERAGE ANNUAL TOTAL RETURNS


This table compares the average annual total returns of the Portfolio's Class Y shares with those of an index that represents a broad measure of market performance over time.


ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2005. The Securities and Exchange Commission requires that the Portfolio disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[GRAPHIC]

ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to the Portfolio's investment strategies.

FOREIGN SECURITIES. The Portfolio may invest in foreign securities that are included in the S&P 500 Index.


STOCK INDEX FUTURES. The Portfolio may invest in stock index futures with respect to the S&P 500 Index. Stock index futures may be used to simulate investment in the S&P 500 Index while retaining a cash balance for portfolio management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns.


SPDRs. The Portfolio may invest up to 10% of its net assets in securities referred to as SPDRs (known as "spiders") that are designed to track the S&P 500 Index. SPDRs represent an ownership interest in the SPDR Trust, which holds a portfolio of common stocks that closely tracks the price performance and dividend yield of the S&P 500 Index. SPDRs trade on the American Stock Exchange like shares of common stock.


INVESTMENT POLICIES. The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any portfolio security. However, the Portfolio may be required to sell its illiquid securities holdings, or reduce its borrowings, if any, in response to fluctuations in the value of such holdings. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

[GRAPHIC]

ADDITIONAL RISK INFORMATION

This section provides additional information relating to the risks of investing in the Portfolio.

FOREIGN SECURITIES. The Portfolio's investments in the common stocks of foreign corporations (including American Depositary Receipts) may involve risks in addition to the risks associated with domestic securities. Foreign securities are affected by changes in currency rates. Foreign securities also have risks related to political and economic developments abroad. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies.


STOCK INDEX FUTURES. If the Portfolio invests in futures, its participation in these markets would subject the Portfolio's portfolio to certain risks. The Investment Adviser's predictions of movements in the direction of the stock market may be inaccurate, and the adverse consequences to the Portfolio (e.g., a reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. Other risks inherent in the use of futures include, for example, the possible imperfect correlation between the price of futures contracts and movements in the prices of the securities.


SPDRs. SPDRs, which the Portfolio may hold, have many of the same risks as direct investments in common stocks. The market value of SPDRs is expected to rise and fall as the S&P 500 Index rises and falls. If the Portfolio invests in SPDRs, it would, in addition to its own expenses, indirectly bear its ratable share of the SPDR's expenses.

[GRAPHIC]

PORTFOLIO MANAGEMENT

The Fund has retained the Investment Adviser -- Morgan Stanley Investment Advisors Inc. -- to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 1221 Avenue of the Americas, New York, NY 10020.


The Portfolio's assets are managed within the Systematic Active Equity team. The team consists of portfolio managers, analysts and traders. Current members of the team who are primarily responsible for the day-to day management of the Portfolio are Kevin Jung, an Executive Director of the Investment Adviser, and Thomas H. Moore, a Vice President of the Investment Adviser.

Mr. Jung has been associated with the Investment Adviser in an investment management capacity since September 1997 and began managing the Portfolio in October 1998. Mr. Moore has been associated with the Investment Adviser in an investment management capacity since August 1999 and began managing the Portfolio in March 2006.

The Fund's STATEMENT OF ADDITIONAL INFORMATION provides additional information about the portfolio manager's compensation structure, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolio.


The composition of the team may change without notice from time to time.


The Portfolio pays the Investment Adviser a monthly management fee as full compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 2005, the Portfolio accrued total compensation to the Investment Adviser amounting to 0.12% of the Portfolio's average daily net assets.

The Investment Adviser has agreed, on a permanent basis, to assume the Portfolio's operating expenses (except for brokerage and 12b-1 fees) to the extent such operating expenses exceed on an annualized basis 0.40% of the average daily net assets of the Portfolio (0.50% prior to May 1, 2004). Effective June 1, 2005, the Board of Trustees approved an amendment to the existing advisory arrangement of the Portfolio to further reduce the fee payable by the Portfolio to 0.12% of the portion of the daily net assets not exceeding $2 billion; and 0.10% of the portion of the daily net assets exceeding $2 billion.

A discussion regarding the basis for the Board of Trustees approval of the investment advisory agreement is available in the Fund's semiannual report to shareholders for the period ended June 30, 2005.


[SIDENOTE]

MORGAN STANLEY INVESTMENT ADVISORS INC.


The Investment Adviser is widely recognized as a leader in the mutual fund industry and had approximately $90 billion in assets under management or administration as of March 31, 2006.

SHAREHOLDER INFORMATION

[GRAPHIC]

PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to and from separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

[GRAPHIC]

FREQUENT PURCHASES AND REDEMPTIONS


Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners is referred to as "market-timing" or "short-term trading" and may present risks for other contract owners with long-term interests in the Portfolio, which may include, among other things, dilution in the value of the Portfolio's shares indirectly held by contract owners with long term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs, and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market-timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price-arbitrage"). Investments in certain fixed income securities (such as high yield bonds) may be adversely affected by price arbitrage trading strategies.

The Portfolio's policies with respect to valuing portfolio securities are described below in "Pricing Fund Shares."

The Fund's Board of Trustees has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies generally do not provide specific contract owner transaction instructions to the Portfolio. The ability of the Portfolio to monitor such underlying activity, therefore, is limited. Consequently, the Portfolio must rely on the insurance company to monitor frequent short-term trading by contract owners. If the Portfolio identifies suspected market-timing activity, the insurance company will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners may be able to engage in frequent trading to the detriment of contract owners with long-term interests in the Portfolio. If the insurance company refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company.


[GRAPHIC]

PRICING FUND SHARES

The price of shares of the Portfolio, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share of the Portfolio is calculated once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.


The value of the Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's securities may change on days when shareholders will not be able to purchase or sell their shares.

To the extent the Portfolio invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"), the Portfolio's net asset value is calculated based upon the net asset value of such fund. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

An exception to the general policy of using market prices concerns the Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

[GRAPHIC]


PLAN OF DISTRIBUTION

The Fund has adopted a Plan of Distribution for the Portfolio in accordance with Rule 12b-1 under the Investment Company Act. Class Y shares are subject to a distribution (12b-1) fee of 0.25% of the average daily net assets of the Class. The Plan allows Class Y shares of the Portfolio to bear distribution fees in connection with the sale and distribution of Class Y shares. It also allows the Portfolio to pay for services to Class Y shareholders. Because these fees are paid out of the assets of the Portfolio's Class Y shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


[GRAPHIC]

DISTRIBUTIONS


The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns income from stocks and interest from fixed-income investments. These amounts are passed along to the Portfolio shareholders as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gains distributions."

Dividends from net investment income are declared and paid at least once per calendar year. Capital gains distributions, if any, are declared and paid at least once per year


[GRAPHIC]

TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

[GRAPHIC]

PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's STATEMENT OF ADDITIONAL INFORMATION.

[GRAPHIC]

ADDITIONAL INFORMATION


The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries or service providers, including insurance companies and their affiliates; in connection with the sale or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class Y shares for the past five years. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).


This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the STATEMENT OF ADDITIONAL INFORMATION from the Portfolio's annual report, which is available upon request.


Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the accompanying prospectus for either the variable annuity or the variable life contract issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.


FOR THE YEAR ENDED DECEMBER 31,                         2005           2004           2003           2002           2001
SELECTED PER SHARE DATA:
Net asset value beginning of period                  $    11.06     $    10.11     $     8.00     $    10.44     $    12.04
                                                     ----------     ----------     ----------     ----------     ----------
Income (loss) from investment operations:
  Net investment income*                                   0.15           0.15           0.09           0.08           0.08
  Net realized and unrealized gain (loss)                  0.33           0.88           2.10          (2.44)         (1.58)
                                                     ----------     ----------     ----------     ----------     ----------
Total income (loss) investment operations                  0.48           1.03           2.19          (2.36)         (1.50)
                                                     ----------     ----------     ----------     ----------     ----------
Less dividends from net investment income                 (0.16)         (0.08)         (0.08)         (0.08)         (0.10)
                                                     ----------     ----------     ----------     ----------     ----------
Net asset value end of period                        $    11.38     $    11.06     $    10.11     $     8.00     $    10.44
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                              4.43%         10.29%         27.54%        (22.67)%       (12.53)%
------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS**
Expenses                                                   0.53%          0.58%          0.71%          0.71%          0.71%
Net investment income                                      1.34%          1.44%          1.06%          0.90%          0.70%
SUPPLEMENTAL DATA:
Net assets end of period (000's)                     $  172,544     $  166,085     $  133,144     $   62,977     $   46,134
Portfolio turnover rate                                       5%             4%             0%             5%             4%

* The per share amounts were computed using an average number of shares outstanding during the period.

** Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+ Calculated based on the net asset value as of the last business day of the period.

MORGAN STANLEY VARIABLE INVESTMENT SERIES


- ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request information about the Portfolio, or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at: www.morganstanley.com/funds.


- YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor.


- INFORMATION ABOUT THE FUND (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's (the "SEC") Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.



(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3692)

PROSPECTUS - MAY 1, 2006


MORGAN STANLEY

VARIABLE INVESTMENT SERIES

THE GLOBAL ADVANTAGE PORTFOLIO

CLASS Y



MORGAN STANLEY VARIABLE INVESTMENT SERIES IS A MUTUAL FUND COMPRISED OF 15 SEPARATE PORTFOLIOS, EACH WITH ITS OWN DISTINCTIVE INVESTMENT OBJECTIVE(S) AND POLICIES. IN THIS PROSPECTUS, SHARES OF THE GLOBAL ADVANTAGE PORTFOLIO (THE "PORTFOLIO") ARE BEING OFFERED.


SHARES OF THE PORTFOLIO ARE SOLD EXCLUSIVELY TO CERTAIN LIFE INSURANCE COMPANIES IN CONNECTION WITH PARTICULAR VARIABLE LIFE INSURANCE AND/OR VARIABLE ANNUITY CONTRACTS THEY ISSUE. THE INSURANCE COMPANIES INVEST IN SHARES OF THE PORTFOLIO IN ACCORDANCE WITH INSTRUCTIONS RECEIVED FROM OWNERS OF VARIABLE LIFE INSURANCE OR VARIABLE ANNUITY CONTRACTS.

THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE VARIABLE LIFE INSURANCE AND/OR VARIABLE ANNUITY CONTRACT ISSUED BY YOUR INSURANCE COMPANY.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              CONTENTS

ELIGIBLE INVESTORS                                                               1


THE PORTFOLIO                 INVESTMENT OBJECTIVE                               2

                              PRINCIPAL INVESTMENT STRATEGIES                    2

                              PRINCIPAL RISKS                                    2

                              PAST PERFORMANCE                                   4

                              FEES AND EXPENSES OF THE PORTFOLIO                 5

                              ADDITIONAL INVESTMENT STRATEGY INFORMATION         6

                              ADDITIONAL RISK INFORMATION                        6

                              PORTFOLIO MANAGEMENT                               7


SHAREHOLDER INFORMATION       PURCHASES AND SALES OF PORTFOLIO SHARES            8

                              FREQUENT PURCHASES AND REDEMPTIONS                 8

                              PRICING FUND SHARES                                9

                              PLAN OF DISTRIBUTION                              10

                              DISTRIBUTIONS                                     10

                              TAX CONSEQUENCES                                  10

                              PORTFOLIO HOLDINGS INFORMATION                    10

                              ADDITIONAL INFORMATION                            10


FINANCIAL HIGHLIGHTS                                                            11


                              This PROSPECTUS contains Important Information about the Global Advantage Portfolio and the Morgan Stanley Variable Investment Series. Please read it carefully and keep it for future reference.

ELIGIBLE INVESTORS


Morgan Stanley Variable Investment Series (the "Fund") is comprised of 15 separate portfolios, each with its own distinct investment objective(s) and policies. In this PROSPECTUS, shares of the Global Advantage Portfolio are being offered. The Fund's other portfolios are offered through separate prospectuses. The Fund is offered exclusively to life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they offer.


Shares of the Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of variable life insurance and/or variable annuity contracts.


The Fund also offers Class X shares of the Portfolio through a separate prospectus. Class X shares are subject to lower expenses, but are only available through certain eligible variable life insurance and/or variable annuity contracts. For more information, contact the insurance company offering the accompanying prospectus.

THE GLOBAL ADVANTAGE PORTFOLIO

[GRAPHIC]

INVESTMENT OBJECTIVE

The Portfolio seeks long-term capital growth.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES


The Portfolio will normally invest at least 65% of its assets in equity securities of companies located throughout the world (including the United States). The Portfolio may also invest in foreign securities issued by companies located in emerging market countries. The Portfolio's equity securities may include common stock, preferred stock, depositary receipts and/or convertible securities.

The Portfolio's "Investment Adviser," Morgan Stanley Investment Advisors Inc., utilizes a bottom-up investment approach that emphasizes stock selection and disposition on an individual company basis. The Portfolio's Investment Adviser seeks to invest in growth companies focusing on companies believed to offer strong business fundamentals at an attractive valuation. In determining whether to buy or sell a particular security, the Investment Adviser considers a number of factors, including changes in the issuer's financial and/or industry position, as well as general economic and market conditions.

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.

OTHER INVESTMENTS. The Portfolio's investments also may include forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. In addition, the Portfolio may use these instruments to modify its exposure to various currency markets. For more information, see the "Additional Investment Strategy Information" section.


[GRAPHIC]

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


A principal risk of investing in the Portfolio is associated with its stock investments. In particular, the prices of stocks may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions.

FOREIGN SECURITIES. The Portfolio's investment in foreign securities involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio may convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.


[SIDENOTE]

CAPITAL GROWTH

An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.

The foreign securities in which the Portfolio may invest may be issued by companies located in emerging market countries. Compared to the United States and other developed countries, emerging market countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them to any voting rights with respect to the deposited securities.

OTHER RISKS. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. The Portfolio is also subject to other risks from its permissible investments, including the risks associated with convertible securities and forward foreign currency exchange contracts. For more information about these risks, see the "Additional Risk Information" section.


Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

[GRAPHIC]

PAST PERFORMANCE


The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or variable annuity contracts, which would lower the performance for all periods shown.


[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

2001           -23.53%
2002           -20.94%
2003            30.75%
2004            12.29%
2005             6.44%


THE YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2006 WAS 6.47%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 17.14% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -20.76% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2005)



                                                                        LIFE OF PORTFOLIO
                                           PAST 1 YEAR   PAST 5 YEARS   (SINCE 06/05/00)
-----------------------------------------------------------------------------------------
The Global Advantage Portfolio                6.44%         -1.13%            -3.91%
MSCI World Index(1)                           9.49%          2.18%            -0.26%


(1) THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX MEASURES PERFORMANCE FROM A DIVERSE RANGE OF GLOBAL STOCK MARKETS, INCLUDING THE UNITED STATES, CANADA, EUROPE, AUSTRALIA, NEW ZEALAND AND THE FAR EAST. THE PERFORMANCE OF THE INDEX IS LISTED IN U.S. DOLLARS AND ASSUMES REINVESTMENT OF NET DIVIDENDS. "NET DIVIDENDS" REFLECTS A REDUCTION IN DIVIDENDS AFTER TAKING INTO ACCOUNT WITHHOLDING OF TAXES BY CERTAIN FOREIGN COUNTRIES REPRESENTED IN THE INDEX. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

[SIDENOTE]

ANNUAL TOTAL RETURNS


This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past five calendar years.


AVERAGE ANNUAL TOTAL RETURNS


This table compares the average annual total returns of the Portfolio's Class Y shares with those of an index that represents a broad measure of market performance over time.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


Advisory fee                                                                    0.57%
Distribution and service (12b-1) fees                                           0.25%
Other expenses                                                                  0.35%
Total annual Portfolio operating expenses                                       1.17%



EXAMPLE


This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.


                               EXPENSES OVER TIME
                       -----------------------------------
                        1 YEAR  3 YEARS  5 YEARS  10 YEARS
                       -----------------------------------
                       $   119  $   372  $   644  $  1,420


[SIDENOTE]

ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2005. The Securities and Exchange Commission requires that the Portfolio disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[GRAPHIC]

ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to the Portfolio's investment strategies.


CONVERTIBLE SECURITIES. The Portfolio also may invest a portion of its assets in convertible securities, a portion of which may be rated below investment grade. Convertible securities are securities that generally pay interest and may be converted into common stock. These securities may carry risks associated with both common stock and fixed-income securities.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Portfolio's investments also may include forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. In addition, the Portfolio may use these instruments to modify its exposure to various currency markets.

DEFENSIVE INVESTING. The Portfolio may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture that may be inconsistent with its principal investment strategies when the Investment Adviser believes it advisable to do so. Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When the Portfolio takes a defensive position, it may not achieve its investment objective.

INVESTMENT POLICIES. The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any portfolio security. However, the Portfolio may be required to sell its illiquid securities holdings, or reduce its borrowings, if any, in response to fluctuations in the value of such holdings. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.


PORTFOLIO TURNOVER. The Portfolio may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this PROSPECTUS shows the Portfolio's turnover rates during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Portfolio buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs.

[GRAPHIC]


ADDITIONAL RISK INFORMATION

This section provides additional information relating to the risks of investing in the Portfolio.

CONVERTIBLE SECURITIES. The Portfolio may invest in convertible securities which subject the Portfolio to the risks associated with both fixed-income securities and common stocks. Fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. A portion of the Portfolio's convertible investments may be rated below investment grade. Securities rated below investment grade are commonly known as "junk bonds" and have speculative credit risk characteristics.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Use of forward foreign currency exchange contracts involves risks. If the Investment Adviser employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's volatility and, thus, could involve a significant risk.

[GRAPHIC]

PORTFOLIO MANAGEMENT

The Fund has retained the Investment Adviser -- Morgan Stanley Investment Advisors Inc. -- to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 1221 Avenue of the Americas, New York, NY 10020.


The Portfolio's assets are managed within the International Multi Cap Growth team. The team consists of portfolio managers and analysts. Eddie Ramos, an Executive Director of the Investment Adviser, is a current member of the team primarily responsible for the day-to-day management of the Portfolio.

Mr. Ramos has been associated with the Investment Adviser in an investment management capacity since June 2005 and began managing the Portfolio in December 2005. Prior to June 2005, Mr. Ramos was a Vice President for Brown Capital Management working as a portfolio manager and research analyst.

The Fund's STATEMENT OF ADDITIONAL INFORMATION provides additional information about the portfolio manager's compensation structure, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolio.

The composition of the team may change without notice from time to time.

The Portfolio pays the Investment Adviser a monthly management fee as full compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 2005, the Portfolio accrued total compensation to the Investment Adviser amounting to 0.57% of the Portfolio's average daily net assets.

A discussion regarding the basis for the Board of Trustees approval of the investment advisory agreement is available in the Fund's semiannual report to shareholders for the period ended June 30, 2005.


[SIDENOTE]

MORGAN STANLEY INVESTMENT ADVISORS INC.


The Investment Adviser is widely recognized as a leader in the mutual fund industry and had approximately $90 billion in assets under management or administration as of March 31, 2006.

SHAREHOLDER INFORMATION

[GRAPHIC]

PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to and from separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may possibly arise due to these arrangements and to determine what action, if any, should be taken in response.

[GRAPHIC]

FREQUENT PURCHASES AND REDEMPTIONS


Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners is referred to as "market-timing" or "short-term trading" and may present risks for other contract owners with long-term interests in the Portfolio, which may include, among other things, dilution in the value of the Portfolio's shares indirectly held by contract owners with long term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs, and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market-timer may submit instructions for the purchase shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price-arbitrage"). Investments in certain fixed income securities (such as high yield bonds) may be adversely affected by price arbitrage trading strategies.


The Portfolio's policies with respect to valuing portfolio securities are described below in "Pricing Fund Shares."

The Fund's Board of Trustees has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies generally do not provide specific contract owner transaction instructions to the Portfolio. The ability of the Portfolio to monitor such underlying activity, therefore, is limited. Consequently, the Portfolio must rely on the insurance company to monitor frequent short-term trading by contract owners. If the Portfolio identifies suspected market-timing activity, the insurance company will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners may be able to engage in frequent trading to the detriment of contract owners with long-term interests in the Portfolio. If the insurance company refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company.


[GRAPHIC]

PRICING FUND SHARES

The price of shares of the Portfolio, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share of the Portfolio is calculated once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.


The value of the Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's securities may change on days when shareholders will not be able to purchase or sell their shares.

To the extent the Portfolio invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"), the

Portfolio's net asset value is calculated based upon the net asset value of such fund. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.


An exception to the general policy of using market prices concerns the Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

[GRAPHIC]


PLAN OF DISTRIBUTION

The Fund has adopted a Plan of Distribution for the Portfolio in accordance with Rule 12b-1 under the Investment Company Act. Class Y shares are subject to a distribution (12b-1) fee of 0.25% of the average daily net assets of the Class. The Plan allows Class Y shares of the Portfolio to bear distribution fees in connection with the sale and distribution of Class Y shares. It also allows the Portfolio to pay for services to Class Y shareholders. Because these fees are paid out of the assets of the Portfolio's Class Y shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


[GRAPHIC]

DISTRIBUTIONS


The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns income from stocks and interest from fixed-income investments. These amounts are passed along to Portfolio shareholders as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gains distributions."

Dividends from net investment income are declared and paid at least once per calendar year. Capital gains distributions, if any, are declared and paid at least once per year.


[GRAPHIC]

TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

[GRAPHIC]

PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's STATEMENT OF ADDITIONAL INFORMATION.

[GRAPHIC]

ADDITIONAL INFORMATION


The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries or service providers, including insurance companies and their affiliates, in connection with the sale or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class Y shares for the past five years. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).


This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the STATEMENT OF ADDITIONAL INFORMATION from the Portfolio's annual report, which is available upon request.


Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the accompanying prospectus for either the variable annuity contract or the variable life contract issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.


YEAR ENDED DECEMBER 31,                                2005         2004          2003          2002          2001
SELECTED PER SHARE DATA:
Net asset value beginning of period                 $     8.14   $     7.27    $     5.61    $     7.14    $    10.16
                                                    ----------   ----------    ----------    ----------    ----------
Income (loss) from investment operations:
  Net investment income*                                  0.07         0.04          0.04          0.03          0.02
  Net realized and unrealized gain (loss)                 0.45         0.85          1.68         (1.52)        (2.35)
                                                    ----------   ----------    ----------    ----------    ----------
Total income (loss) from investment operations            0.52         0.89          1.71         (1.49)        (2.33)
                                                    ----------   ----------    ----------    ----------    ----------
Less dividends and distributions from:
  Net investment income                                     --        (0.02)        (0.05)        (0.04)        (0.05)
  Net realized gain                                         --           --            --            --         (0.64)
                                                    ----------   ----------    ----------    ----------    ----------
Total dividends and distributions                           --        (0.02)        (0.05)        (0.04)        (0.69)
                                                    ----------   ----------    ----------    ----------    ----------
Net asset value end of period                       $     8.66   $     8.14    $     7.27    $     5.61    $     7.14
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                             6.44%       12.29%        30.75%       (20.94)%      (23.53)%
-------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS**
Expenses                                                  1.17%        1.09%         1.18%         1.05%         1.00%
Net investment income                                     0.84%        0.54%         0.62%         0.47%         0.30%
SUPPLEMENTAL DATA:
Net assets end of period (000's)                    $   10,618   $   11,032    $    9,308    $    5,229    $    5,869
Portfolio turnover rate                                     89%         111%           98%          119%           47%

* The per share amounts were computed using an average number of shares outstanding during the period.

** Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+ Calculated based on the net asset value as of the last business day of the period.

MORGAN STANLEY VARIABLE INVESTMENT SERIES


- ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request information about the Portfolio, or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at: www.morganstanley.com/funds.


- YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor.


- INFORMATION ABOUT THE FUND (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's (the "SEC") Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.



(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3692)

PROSPECTUS - MAY 1, 2006


MORGAN STANLEY

VARIABLE INVESTMENT SERIES

THE AGGRESSIVE EQUITY PORTFOLIO

CLASS Y



MORGAN STANLEY VARIABLE INVESTMENT SERIES IS A MUTUAL FUND COMPRISED OF 15 SEPARATE PORTFOLIOS, EACH WITH ITS OWN DISTINCTIVE INVESTMENT OBJECTIVE(S) AND POLICIES. IN THIS PROSPECTUS, SHARES OF THE AGGRESSIVE EQUITY PORTFOLIO (THE "PORTFOLIO") ARE BEING OFFERED.


SHARES OF THE PORTFOLIO ARE SOLD EXCLUSIVELY TO CERTAIN LIFE INSURANCE COMPANIES IN CONNECTION WITH PARTICULAR VARIABLE LIFE INSURANCE AND/OR VARIABLE ANNUITY CONTRACTS THEY ISSUE. THE INSURANCE COMPANIES INVEST IN SHARES OF THE PORTFOLIO IN ACCORDANCE WITH INSTRUCTIONS RECEIVED FROM OWNERS OF VARIABLE LIFE INSURANCE OR VARIABLE ANNUITY CONTRACTS.

THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE VARIABLE LIFE INSURANCE AND/OR VARIABLE ANNUITY CONTRACT ISSUED BY YOUR INSURANCE COMPANY.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                         CONTENTS

ELIGIBLE INVESTORS                                                         1

THE PORTFOLIO            INVESTMENT OBJECTIVE                              2

                         PRINCIPAL INVESTMENT STRATEGIES                   2

                         PRINCIPAL RISKS                                   2

                         PAST PERFORMANCE                                  4

                         FEES AND EXPENSES OF THE PORTFOLIO                5

                         ADDITIONAL INVESTMENT STRATEGY INFORMATION        6

                         ADDITIONAL RISK INFORMATION                       7

                         PORTFOLIO MANAGEMENT                              8

SHAREHOLDER INFORMATION  PURCHASES AND SALES OF PORTFOLIO SHARES           9

                         FREQUENT PURCHASES AND REDEMPTIONS                9

                         PRICING FUND SHARES                              10

                         PLAN OF DISTRIBUTION                             11

                         DISTRIBUTIONS                                    11

                         TAX CONSEQUENCES                                 11

                         PORTFOLIO HOLDINGS INFORMATION                   11

                         ADDITIONAL INFORMATION                           11

FINANCIAL HIGHLIGHTS                                                      12


                         This PROSPECTUS contains important information about the Aggressive Equity Portfolio and the Morgan Stanley Variable Investment Series. Please read it carefully and keep it for future reference.

ELIGIBLE INVESTORS


Morgan Stanley Variable Investment Series (the "Fund") is comprised of 15 separate portfolios, each with its own distinct investment objective(s) and policies. In this PROSPECTUS, shares of the Aggressive Equity Portfolio are being offered. The Fund's other portfolios are offered through separate prospectuses. The Fund is offered exclusively to life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they offer.


Shares of the Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of variable life insurance and/or variable annuity contracts.


The Fund also offers Class X shares of the Portfolio through a separate prospectus. Class X shares are subject to lower expenses, but are only available through certain eligible variable life insurance and/or variable annuity contracts. For more information, contact the insurance company offering the accompanying prospectus.

THE AGGRESSIVE EQUITY PORTFOLIO

[GRAPHIC]

INVESTMENT OBJECTIVE

The Portfolio seeks long-term capital growth.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio normally invests at least 80% of its assets in common stocks and other equity securities of companies that the "Investment Adviser," Morgan Stanley Investment Advisors Inc., believes offer the potential for superior earnings growth. The Portfolio's other equity securities may include preferred stock, depositary receipts and securities convertible into common stock, rights and warrants.


The Investment Adviser follows a flexible investment program in seeking to achieve the Portfolio's investment objective. In accordance with the Portfolio's investment strategy, the capitalization range of securities in which the Portfolio may invest is consistent with the capitalization range of the Russell 3000 Growth Index, which as of February 28, 2006 is between $27 million and $349 billion. The Investment Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Investment Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The Investment Adviser generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

Up to 25% of the Portfolio's net assets may be invested in foreign securities, which may include emerging market securities.

OTHER INVESTMENTS. The Portfolio may invest in fixed-income and convertible securities and may also utilize options and futures and forward foreign currency exchange contracts. For additional information, see the "Additional Investment Strategy Information" section.


[GRAPHIC]

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMON STOCKS AND OTHER EQUITY SECURITIES. A principal risk of investing in the Portfolio is associated with its common stock and its other equity investments. In general, stock and other equity security values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

SMALL AND MEDIUM CAPITALIZATION COMPANIES. The Portfolio's investments in smaller and medium-sized companies carry more risk than investments in larger companies. While some of the Portfolio's holdings in these companies may be listed on a national securities exchange, such securities are more likely to be traded in the over-the-counter market. The low market liquidity of these securities may have an adverse impact on the Portfolio's ability to sell certain securities at favorable prices and may also make it difficult for the Portfolio to obtain market quotations based on actual trades for purposes of valuing the Portfolio's securities. Investing in lesser-known, smaller and medium capitalization companies involves greater risk of volatility of the Portfolio's net asset value than is customarily associated with larger, more established companies. Often smaller and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

[SIDENOTE]

CAPITAL GROWTH

An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.

FOREIGN SECURITIES. The Portfolio's investment in foreign securities involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio may convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.

The foreign securities in which the Portfolio may invest may be issued by companies located in emerging market countries. Compared to the United States and other developed countries, emerging market countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them to any voting rights with respect to the deposited securities.

OTHER RISKS. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. The Portfolio is also subject to other risks from its permissible investments, including the risks associated with its investments in fixed-income securities, convertible securities, options and futures and forward foreign currency exchange contracts. For more information about these risks, see the "Additional Risk Information" section.


Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

[GRAPHIC]

PAST PERFORMANCE


The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or variable annuity contracts, which would lower the performance for all periods shown.


[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

2001    -28.61%
2002    -22.83%
2003     25.77%
2004     12.47%
2005     22.72%


THE YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2006 WAS 5.22%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 13.07% (quarter ended December 31, 2003) and the lowest return for a calendar quarter was -21.41% (quarter ended March 31, 2001).

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2005)



                                                                 LIFE OF PORTFOLIO
                                  PAST 1 YEAR    PAST 5 YEARS     (SINCE 06/05/00)
The Aggressive Equity Portfolio      22.72%         -0.89%             -1.25%
Russell 3000(R) Growth Index(1)       5.17%         -3.15%             -7.46%



(1) THE RUSSELL 3000(R) GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE COMPANIES IN THE RUSSELL 3000(R) INDEX WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


[SIDENOTE]

ANNUAL TOTAL RETURNS


This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past five calendar years.


AVERAGE ANNUAL TOTAL RETURNS


This table compares the average annual total returns of the Portfolio's Class Y shares with those of an index that represents a broad measure of market performance over time.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO


ANNUAL PORTFOLIO OPERATING EXPENSES
Advisory fee                                       0.67%
Distribution and service (12b-1) fees              0.25%
Other expenses                                     0.19%
Total annual Portfolio operating expenses          1.11%



EXAMPLE


This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.


                            EXPENSES OVER TIME
               ---------------------------------------------
               1 YEAR      3 YEARS      5 YEARS     10 YEARS
               ---------------------------------------------
               $   113      $  353      $   612      $  1,352


[SIDENOTE]

ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2005. The Securities and Exchange Commission requires that the Portfolio disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[GRAPHIC]

ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to the Portfolio's investment strategies.

FIXED-INCOME SECURITIES. The Portfolio may invest up to 20% of its assets in (a) fixed-income securities of U.S. companies, (b) fixed-income securities of foreign companies and governments and international organizations and (c) U.S. government securities, issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. However, no more than 5% of the Portfolio's assets may be invested in debt securities rated lower than investment grade or, if unrated, of comparable quality as determined by the Investment Adviser (commonly known as "junk bonds").

CONVERTIBLE SECURITIES. The Portfolio also may invest in convertible securities, a portion of which may be rated below investment grade. Convertible securities are securities that generally pay interest and may be converted into common stock. These securities may carry risks associated with both common stock and fixed-income securities.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Portfolio may invest up to 20% of its assets in forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at a specified price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities and the currencies in which they are denominated.

OPTIONS AND FUTURES. The Portfolio may invest up to 20% of its assets in put and call options and futures with respect to financial instruments, stock and interest rate indexes and foreign currencies (with a limit of 5% of its net assets for the purchase of put and call options). Options and futures may be used to seek higher returns or to seek to protect against a decline in security or currency prices or an increase in prices of securities or currencies that may be purchased.


DEFENSIVE INVESTING. The Portfolio may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture that may be inconsistent with its principal investment strategies when the Investment Adviser believes it advisable to do so. Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When the Portfolio takes a defensive position, it may not achieve its investment objective.

INVESTMENT POLICIES. The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any portfolio security. However, the Portfolio may be required to sell its illiquid securities holdings, or reduce its borrowings, if any, in response to fluctuations in the value of such holdings. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.


PORTFOLIO TURNOVER. The Portfolio may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this PROSPECTUS shows the Portfolio's turnover rates during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Portfolio buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs.

[GRAPHIC]

ADDITIONAL RISK INFORMATION

This section provides additional information relating to the risks of investing in the Portfolio.

FIXED-INCOME SECURITIES. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. A portion of the Portfolio's fixed-income investments may have speculative characteristics. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)

CONVERTIBLE SECURITIES. The Portfolio's investments in convertible securities (which are securities that generally pay interest and may be converted into common stock), may carry risks associated with both fixed-income securities and common stock. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

The Portfolio may invest up to 5% of its net assets in convertible securities that are below investment grade quality. Securities rated below investment grade are commonly known as "junk bonds" and have speculative characteristics.

OPTIONS AND FUTURES. If the Portfolio invests in futures or options, its participation in these markets would subject the Portfolio to certain risks. If the Investment Adviser's predictions of movements in the direction of the underlying index, instrument or foreign currency are inaccurate, the adverse consequences to the Portfolio (e.g., a reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. Other risks inherent in the use of futures and options, include, for example, the possible imperfect correlation between the price of futures contracts and movements in the prices of the underlying index, instrument or foreign currency, and the possible absence of a liquid secondary market for any particular instrument.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Use of forward foreign currency exchange contracts involves risks. If the Investment Adviser employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss or a smaller gain than if the strategy had not been employed. The contracts also may increase the Portfolio's volatility and, thus, could involve a significant risk.

[GRAPHIC]

PORTFOLIO MANAGEMENT

The Fund has retained the Investment Adviser -- Morgan Stanley Investment Advisors Inc. -- to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 1221 Avenue of the Americas, New York, NY 10020.


The Portfolio's assets are managed within the U.S. Growth team. The team consists of portfolio managers and analysts. Current members of the team who are jointly and primarily responsible for the day-to-day management of the Portfolio are Dennis P. Lynch and David S. Cohen, Managing Directors of the Investment Adviser, and Sam G. Chainani and Alexander Norton, Executive Directors of the Investment Adviser.

Mr. Lynch has been associated with the Investment Adviser in an investment management capacity since May 1998 and began managing the Portfolio in June 2004. Mr. Cohen has been associated with the Investment Adviser in an investment management capacity since May 1993 and began managing the Portfolio in June 2004. Mr. Chainani has been associated with the Investment Adviser in an investment management capacity since July 1996 and began managing the Portfolio in June 2004. Mr. Norton has been associated with the Investment Adviser in an investment management capacity since July 2000 and began managing the Portfolio in July 2005.

Mr. Lynch is the lead portfolio manager of the Portfolio. Messrs. Cohen, Chainani and Norton are co-portfolio managers. Members of the team collaborate to manage the assets of the Portfolio.

The Fund's STATEMENT OF ADDITIONAL INFORMATION provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.


The composition of the team may change without notice from time to time.


The Portfolio pays the Investment Adviser a monthly management fee as full compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 2005, the Portfolio accrued total compensation to the Investment Adviser amounting to 0.67% of the Portfolio's average daily net assets.

A discussion regarding the basis for the Board of Trustees approval of the investment advisory agreement is available in the Fund's semiannual report to shareholders for the period ended June 30, 2005.


[SIDENOTE]

MORGAN STANLEY INVESTMENT ADVISORS INC.


The Investment Adviser is widely recognized as a leader in the mutual fund industry and had approximately $90 billion in assets under management or administration as of March 31, 2006.

SHAREHOLDER INFORMATION

[GRAPHIC]

PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to and from separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

[GRAPHIC]

FREQUENT PURCHASES AND REDEMPTIONS


Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners is referred to as "market-timing" or "short-term trading" and may present risks for other contract owners with long-term interests in the Portfolio, which may include, among other things, dilution in the value of the Portfolio's shares indirectly held by contract owners with long term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs, and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market-timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price-arbitrage"). Investments in certain fixed income securities (such as high yield bonds) may be adversely affected by price arbitrage trading strategies.

The Portfolio's policies with respect to valuing portfolio securities are described below in "Pricing Fund Shares."


The Fund's Board of Trustees has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies generally do not provide specific contract owner transaction instructions to the Portfolio. The ability of the Portfolio to monitor such underlying activity, therefore, is limited. Consequently, the Portfolio must rely on the insurance company to monitor frequent short-term trading by contract owners. If the Portfolio identifies suspected market-timing activity, the insurance company will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners may be able to engage in frequent trading to the detriment of contract owners with long-term interests in the Portfolio. If the insurance company refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company.


[GRAPHIC]

PRICING FUND SHARES

The price of shares of the Portfolio, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share of the Portfolio is calculated once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.


The value of the Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's securities may change on days when shareholders will not be able to purchase or sell their shares.

To the extent the Portfolio invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"), the Portfolio's net asset value is calculated based upon the net asset value of such fund. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.


An exception to the general policy of using market prices concerns the Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

[GRAPHIC]


PLAN OF DISTRIBUTION

The Fund has adopted a Plan of Distribution for the Portfolio in accordance with Rule 12b-1 under the Investment Company Act. Class Y shares are subject to a distribution (12b-1) fee of 0.25% of the average daily net assets of the Class. The Plan allows Class Y shares of the Portfolio to bear distribution fees in connection with the sale and distribution of Class Y shares. It also allows the Portfolio to pay for services to Class Y shareholders. Because these fees are paid out of the assets of the Portfolio's Class Y shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


[GRAPHIC]

DISTRIBUTIONS


The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns income from stocks and interest from fixed-income investments. These amounts are passed along to Portfolio shareholders as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gains distributions."

Dividends from net investment income are declared and paid at least once per calendar year. Capital gains distributions, if any, are declared and paid at least once per year.


[GRAPHIC]

TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

[GRAPHIC]

PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's STATEMENT OF ADDITIONAL INFORMATION.

[GRAPHIC]

ADDITIONAL INFORMATION


The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries or service providers, including insurance companies and their affiliates, in connection with the sale or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class Y shares for the past five years. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).


This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the STATEMENT OF ADDITIONAL INFORMATION from the Portfolio's annual report, which is available upon request.


Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the accompanying prospectus for either the variable annuity or the variable life contract issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.


YEAR ENDED DECEMBER 31,                                 2005           2004           2003           2002           2001
SELECTED PER SHARE DATA:
Net asset value, beginning of period                 $    11.09     $     9.86     $     7.84     $    10.17     $    14.29
Income (loss) from investment operations:
  Net investment loss*                                    (0.06)         (0.04)         (0.01)         (0.01)         (0.01)
  Net realized and unrealized gain (loss)                  2.58           1.27           2.03          (2.31)         (4.08)
Total income (loss) from investment operations             2.52           1.23           2.02          (2.32)         (4.09)
Less dividends from net investment income                    --             --             --          (0.01)         (0.03)
Net asset value end of period                        $    13.61     $    11.09     $     9.86     $     7.84     $    10.17
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                             22.72%         12.47%         25.77%        (22.83)%       (28.61)%
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:**
Expenses                                                   1.11%          1.10%          1.12%          1.09%          1.09%
Net investment loss                                       (0.54)%        (0.41)%        (0.15)%        (0.18)%        (0.04)%
SUPPLEMENTAL DATA:
Net assets end of period (000's)                     $   30,283     $   27,793     $   26,519     $   17,575     $   18,652
Portfolio turnover rate                                      85%           185%           195%           268%           409%

* The per share amounts were computed using an average number of shares outstanding during the period.

** Reflects overall Portfolio ratios for investment income and non-class specific expenses

+ Calculated based on the net asset value as of the last business day of the period.

MORGAN STANLEY VARIABLE INVESTMENT SERIES


- ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected Portfolio's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request information about the Portfolio, or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at: www.morganstanley.com/funds.


- YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor.


- INFORMATION ABOUT THE FUND (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's (the "SEC") Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at
   (202) 551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.


(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3692)

PROSPECTUS - MAY 1, 2006


MORGAN STANLEY

VARIABLE INVESTMENT SERIES

THE INFORMATION PORTFOLIO

CLASS Y



MORGAN STANLEY VARIABLE INVESTMENT SERIES IS A MUTUAL FUND COMPRISED OF 15 SEPARATE PORTFOLIOS, EACH WITH ITS OWN DISTINCTIVE INVESTMENT OBJECTIVE(S) AND POLICIES. IN THIS PROSPECTUS, SHARES OF THE INFORMATION PORTFOLIO (THE "PORTFOLIO") ARE BEING OFFERED.


SHARES OF THE PORTFOLIO ARE SOLD EXCLUSIVELY TO CERTAIN LIFE INSURANCE COMPANIES IN CONNECTION WITH PARTICULAR VARIABLE LIFE INSURANCE AND/OR VARIABLE ANNUITY CONTRACTS THEY ISSUE. THE INSURANCE COMPANIES INVEST IN SHARES OF THE PORTFOLIO IN ACCORDANCE WITH INSTRUCTIONS RECEIVED FROM OWNERS OF VARIABLE LIFE INSURANCE OR VARIABLE ANNUITY CONTRACTS.


THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE VARIABLE LIFE INSURANCE AND/OR VARIABLE ANNUITY CONTRACT ISSUED BY YOUR INSURANCE COMPANY.



THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                         CONTENTS


ELIGIBLE INVESTORS                                                             1


THE PORTFOLIO            INVESTMENT OBJECTIVE                                  2

                         PRINCIPAL INVESTMENT STRATEGIES                       2

                         PRINCIPAL RISKS                                       3

                         PAST PERFORMANCE                                      5

                         FEES AND EXPENSES OF THE PORTFOLIO                    6

                         ADDITIONAL INVESTMENT STRATEGY INFORMATION            7

                         ADDITIONAL RISK INFORMATION                           8

                         PORTFOLIO MANAGEMENT                                  9


SHAREHOLDER INFORMATION  PURCHASES AND SALES OF PORTFOLIO SHARES              10

                         FREQUENT PURCHASES AND REDEMPTIONS                   10

                         PRICING FUND SHARES                                  11

                         PLAN OF DISTRIBUTION                                 12

                         DISTRIBUTIONS                                        12

                         TAX CONSEQUENCES                                     12

                         PORTFOLIO HOLDINGS INFORMATION                       13

                         ADDITIONAL INFORMATION                               13


FINANCIAL HIGHLIGHTS                                                          14


                         This PROSPECTUS contains important information about the Information Portfolio and the Morgan Stanley Variable Investment Series. Please read it carefully and keep it for future reference.

ELIGIBLE INVESTORS


Morgan Stanley Variable Investment Series (the "Fund") is comprised of 15 separate portfolios, each with its own distinct investment objective(s) and policies. In this PROSPECTUS, shares of the Information Portfolio are being offered. The Fund's other portfolios are offered through separate prospectuses. The Fund is offered exclusively to life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they offer.


Shares of the Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of variable life insurance and/or variable annuity contracts.


The Fund also offers Class X shares of the Portfolio through a separate prospectus. Class X shares are subject to lower expenses, but are only available through certain eligible variable life insurance and/or variable annuity contracts. For more information, contact the insurance company offering the accompanying prospectus.

THE INFORMATION PORTFOLIO

[GRAPHIC]

INVESTMENT OBJECTIVE

The Portfolio seeks long-term capital appreciation.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio will normally invest at least 80% of its assets in common stocks and other equity securities of companies located throughout the world that are engaged in the communications and information industry. The Portfolio normally holds common stocks and other equity securities of companies located in at least three countries, one of which is the United States. The Portfolio may invest up to 50% of its net assets in the securities (including depositary receipts) of foreign companies; however, it will not invest more than 25% of its net assets in any one foreign country. In addition, the Portfolio will not invest more than 10% of its net assets in convertible securities. In deciding which securities to buy, hold or sell, the Portfolio's "Investment Adviser," Morgan Stanley Investment Advisors Inc., considers business, economic and political conditions.


The Investment Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.


A company is considered to be in the communications and information industry if it derives at least 35% of its revenues or earnings from, or devotes at least 35% of its assets to:

- designing, developing, manufacturing, providing or enabling the following products and services: regular telephone service; communications equipment and services; electronic components and equipment; broadcasting; computer equipment, enabling software, mobile communications and cellular radio/paging; electronic mail and other electronic data transmission services; networking and linkage of word and data processing systems; publishing and information systems; video text and teletext; and emerging technologies combining telephone, television and/or computer systems; or

- the creation, packaging, distribution and ownership of entertainment and information programming.

Up to 15% of the Portfolio's net assets may be invested in emerging market securities (held either directly or in the form of depositary receipts), but of which no more than 10% may be invested in local shares.


OTHER INVESTMENTS. The Portfolio may also invest up to 20% of its assets in investment grade corporate fixed-income securities (which may include zero coupon securities). In addition, the Portfolio may utilize forward foreign currency exchange contracts. For more information, see the "Additional Investment Strategy Information" section.


[SIDENOTE]

CAPITAL APPRECIATION

An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out dividend income.

[GRAPHIC]

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMUNICATIONS AND INFORMATION INDUSTRY. The Portfolio concentrates its investments in the communications and information industry. Because of this concentration, the value of the Portfolio's shares may be more volatile than mutual funds that do not similarly concentrate their investments. The communications and information industry may be subject to greater changes in governmental policies and governmental regulation than many other industries in the United States and worldwide. Regulatory approval requirements, ownership restrictions and restrictions on rates of return and types of services that may be offered may materially affect the products and services of this industry. Additionally, the products and services of companies in this industry may be subject to faster obsolescence as a result of greater competition, advancing technological developments and changing market and consumer preferences. As a result, the securities of companies in this industry may exhibit greater price volatility than those of companies in other industries.

COMMON STOCKS AND OTHER EQUITY SECURITIES. A principal risk of investing in the Portfolio is associated with its common stock and other equity investments. In general, stock and other equity securities values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

CONVERTIBLE SECURITIES. The Portfolio's investments in convertible securities (which are securities that generally pay interest and may be converted into common stock) may carry the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

The Portfolio may invest up to 5% of its net assets in convertible securities rated below investment grade. Securities rated below investment grade are commonly known as "junk bonds" and have speculative credit risk characteristics.


FOREIGN SECURITIES. The Portfolio's investment in foreign securities involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio may convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.

The foreign securities in which the Portfolio may invest may be issued by companies located in emerging market countries. Compared to the United States and other developed countries, emerging market countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them to any voting rights with respect to the deposited securities.

OTHER RISKS. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. The Portfolio is also subject to other risks from its permissible investments, including the risks associated with its fixed-income investments and forward foreign currency exchange contracts. For more information about these risks, see the "Additional Risk Information" section.


Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

[GRAPHIC]

PAST PERFORMANCE


The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or variable annuity contracts, which would lower the performance for all periods shown.


[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

2001        -42.99%
2002        -43.29%
2003         60.61%
2004          3.35%
2005          0.20%


THE YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2006 WAS 3.64%.

During the period shown in the bar chart, the highest return for a calendar quarter was 32.50% (quarter ended December 31, 2001) and the lowest return for a calendar quarter was -38.56% (quarter ended March 31, 2001).

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2005)



                                                               LIFE OF PORTFOLIO
                                    PAST 1 YEAR  PAST 5 YEARS  (SINCE 11/06/00)
--------------------------------------------------------------------------------
The Information Portfolio              0.20%        -11.67%         -12.57%
S&P 500(R) Index(1)                    4.91%          0.55%          -1.01%



(1) THE STANDARD & POOR'S 500(R) INDEX (S&P 500(R)) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


[SIDENOTE]

ANNUAL TOTAL RETURNS


This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past five calendar years.


AVERAGE ANNUAL TOTAL RETURNS


This table compares the average annual total returns of the Portfolio's Class Y shares with those of an index that represents a broad measure of market performance over time.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


Advisory fee                                                               0.67%
Distribution and service (12b-1) fees                                      0.25%
Other expenses                                                             0.52%
Total annual Portfolio operating expenses                                  1.44%



EXAMPLE


This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.


                               EXPENSES OVER TIME
                       ----------------------------------
                       1 YEAR  3 YEARS  5 YEARS  10 YEARS
                       ----------------------------------
                       $  147  $   456  $   787  $  1,724


[SIDENOTE]

ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2005. The Securities and Exchange Commission requires that the Portfolio disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[GRAPHIC]

ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to the Portfolio's investment strategies.

FIXED-INCOME SECURITIES. The Portfolio may invest up to 20% of its assets in investment grade corporate fixed-income securities and U.S. government securities. Most fixed-income securities pay either fixed or adjustable rates of interest at regular intervals until they mature, at which point investors get their principal back. The Portfolio's fixed-income investments may include zero coupon securities, which are purchased at a discount and either (i) pay no interest, or (ii) accrue interest, but make no payments until maturity.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Portfolio's investments also may include forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. In addition, the Portfolio may use these instruments to modify its exposure to various currency markets.


DEFENSIVE INVESTING. The Portfolio may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture that may be inconsistent with its principal investment strategies when the Investment Adviser believes it advisable to do so. Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When the Portfolio takes a defensive position, it may not achieve its investment objective.

INVESTMENT POLICIES. The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any portfolio security. However, the Portfolio may be required to sell its illiquid securities holdings, or reduce its borrowings, if any, in response to fluctuations in the value of such holdings. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.


PORTFOLIO TURNOVER. The Portfolio may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this PROSPECTUS shows the Portfolio's turnover rates during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Portfolio buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs.

[GRAPHIC]

ADDITIONAL RISK INFORMATION

This section provides additional information relating to the risks of investing in the Portfolio.

FIXED-INCOME SECURITIES. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. While the Portfolio invests in investment grade securities, certain of these securities have speculative characteristics. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Use of forward foreign currency exchange contracts involves risks. If the Investment Adviser employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's volatility and, thus, could involve a significant risk.

[GRAPHIC]

PORTFOLIO MANAGEMENT

The Fund has retained the Investment Adviser -- Morgan Stanley Investment Advisors Inc. -- to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 1221 Avenue of the Americas, New York, NY 10020.


The Portfolio's assets are managed within the Sector Funds team. The team consists of portfolio managers and analysts. Current members of the team who are jointly and primarily responsible for the day-to-day management of the Portfolio are David Walker, an Executive Director of the Investment Adviser, and Mary Jayne Maly, a Managing Director of the Investment Adviser.

Mr. Walker has been associated with the Investment Adviser in an investment management capacity since October 1990 and began managing the Portfolio in February 2006. Ms. Maly has been associated with the Investment Adviser in an investment management capacity since November 1992 and began managing the Portfolio in January 2006.

The Fund's STATEMENT OF ADDITIONAL INFORMATION provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.


The composition of the team may change without notice from time to time.


The Portfolio pays the Investment Adviser a monthly management fee as full compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 2005, the Portfolio accrued total compensation to the Investment Adviser amounting to 0.67% of the Portfolio's average daily net assets.

A discussion regarding the basis for the Board of Trustees approval of the investment advisory agreement is available in the Fund's semiannual report to shareholders for the period ended June 30, 2005.


[SIDENOTE]

MORGAN STANLEY INVESTMENT ADVISORS INC.


The Investment Adviser is widely recognized as a leader in the mutual fund industry and had approximately $90 billion in assets under management or administration as of March 31, 2006.

SHAREHOLDER INFORMATION


On February 6, 2006, the Board of Trustees of the Fund approved a Plan of Liquidation and Dissolution, pursuant to which substantially all of the assets of the Portfolio would be liquidated, known liabilities of the Portfolio satisfied and the remaining proceeds distributed to the Portfolio's shareholders (the "Liquidation"). The Liquidation is subject to the approval of shareholders of the Portfolio at a special meeting of shareholders expected to be held on or about June 16, 2006. A proxy statement formally detailing the proposal and the reasons for the Liquidation has been mailed to shareholders of the Portfolio.


[GRAPHIC]

PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to and from separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

[GRAPHIC]

FREQUENT PURCHASES AND REDEMPTIONS


Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners is referred to as "market-timing" or "short-term trading" and may present risks for other contract owners with long-term interests in the Portfolio, which may include, among other things, dilution in the value of the Portfolio's shares indirectly held by contract owners with long term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs, and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market-timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price-arbitrage"). Investments in certain fixed income securities (such as high yield bonds) may be adversely affected by price arbitrage trading strategies.


The Portfolio's policies with respect to valuing portfolio securities are described below in "Pricing Fund Shares."


The Fund's Board of Trustees has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies generally do not provide specific contract owner transaction instructions to the Portfolio. The ability of the Portfolio to monitor such underlying activity, therefore, is limited. Consequently, the Portfolio must rely on the insurance company to monitor frequent short-term trading by contract owners. If the Portfolio identifies suspected market-timing activity, the insurance company will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners may be able to engage in frequent trading to the detriment of contract owners with long-term interests in the Portfolio. If the insurance company refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company.


[GRAPHIC]

PRICING FUND SHARES

The price of shares of the Portfolio, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share of the Portfolio is calculated once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.


The value of the Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the

Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's securities may change on days when shareholders will not be able to purchase or sell their shares.

To the extent the Portfolio invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"), the Portfolio's net asset value is calculated based upon the net asset value of such fund. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.


An exception to the general policy of using market prices concerns the Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

[GRAPHIC]

PLAN OF DISTRIBUTION


The Fund has adopted a Plan of Distribution for the Portfolio in accordance with Rule 12b-1 under the Investment Company Act. Class Y shares are subject to a distribution (12b-1) fee of 0.25% of the average daily net assets of the Class. The Plan allows Class Y shares of the Portfolio to bear distribution fees in connection with the sale and distribution of Class Y shares. It also allows the Portfolio to pay for services to Class Y shareholders. Because these fees are paid out of the assets of the Portfolio's Class Y shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


[GRAPHIC]

DISTRIBUTIONS


The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns income from stocks and interest from fixed-income investments. These amounts are passed along to Portfolio shareholders as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gains distributions."

Dividends from net investment income are declared and paid at least once per calendar year. Capital gains distributions, if any, are declared and paid at least once per year.


[GRAPHIC]

TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

[GRAPHIC]

PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's STATEMENT OF ADDITIONAL INFORMATION.

[GRAPHIC]

ADDITIONAL INFORMATION


The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries or service providers, including insurance companies and their affiliates, in connection with the sale or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class Y shares for the past five years. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).


This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the STATEMENT OF ADDITIONAL INFORMATION from the Portfolio's annual report, which is available upon request.


Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the discussion in the accompanying prospectus for either the variable annuity or the variable life contract issued by your company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.


YEAR ENDED DECEMBER 31,                                2005          2004          2003          2002          2001
SELECTED PER SHARE DATA:
Net asset value beginning of period                 $     4.93    $     4.77    $     2.97    $     5.30    $     9.31
                                                    ----------    ----------    ----------    ----------    ----------
Income (loss) from investment operations:
  Net investment income (loss)*                          (0.05)        (0.02)        (0.04)        (0.04)         0.06
  Net realized and unrealized gain (loss)                 0.06          0.18          1.84         (2.25)        (4.06)
                                                    ----------    ----------    ----------    ----------    ----------
Total income (loss) from investment operations            0.01          0.16          1.80         (2.29)        (4.00)
                                                    ----------    ----------    ----------    ----------    ----------
Less dividends from investment income                       --            --            --         (0.04)        (0.01)
                                                    ----------    ----------    ----------    ----------    ----------
Net asset value end of period                       $     4.94    $     4.93    $     4.77    $     2.97    $     5.30
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                             0.20%         3.35%        60.61%       (43.29)%      (42.99)%
--------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS**
Expenses                                                  1.44%         1.22%         1.37%         1.37%         0.25%(1)
Net investment income (loss)                             (1.01)%       (0.43)%       (1.13)%       (1.13)%        1.02%(1)
SUPPLEMENTAL DATA:
Net assets end of period (000's)                    $    9,165    $   12,905    $   13,189    $    5,066    $    7,427
Portfolio turnover rate                                    130%           99%          176%          150%          170%

* The per share amounts were computed using an average number of shares outstanding during the period.

** Reflects overall Portfolio ratios for investment income and non-class specific expenses

+ Calculated based on the net asset value as of the last business day of the period.

(1) If the Investment Adviser had not assumed all expenses (except for distribution fees) and waived its advisory fee for the year ended December 31, 2001, the ratios of expense and net investment loss to average net assets would have been 1.87% and (0.60)%, respectively.

MORGAN STANLEY VARIABLE INVESTMENT SERIES


- ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request information about the Portfolio, or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at: www.morganstanley.com/funds.


- YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor.


- INFORMATION ABOUT THE FUND (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's (the "SEC") Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.



(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3692)

PROSPECTUS - MAY 1, 2006


MORGAN STANLEY

VARIABLE INVESTMENT SERIES

THE STRATEGIST PORTFOLIO

CLASS Y



MORGAN STANLEY VARIABLE INVESTMENT SERIES IS A MUTUAL FUND COMPRISED OF 15 SEPARATE PORTFOLIOS, EACH WITH ITS OWN DISTINCTIVE INVESTMENT OBJECTIVE(S) AND POLICIES. IN THIS PROSPECTUS, SHARES OF THE STRATEGIST PORTFOLIO (THE "PORTFOLIO") ARE BEING OFFERED.


SHARES OF THE PORTFOLIO ARE SOLD EXCLUSIVELY TO CERTAIN LIFE INSURANCE COMPANIES IN CONNECTION WITH PARTICULAR VARIABLE LIFE INSURANCE AND/OR VARIABLE ANNUITY CONTRACTS THEY ISSUE. THE INSURANCE COMPANIES INVEST IN SHARES OF THE PORTFOLIO IN ACCORDANCE WITH INSTRUCTIONS RECEIVED FROM OWNERS OF VARIABLE LIFE INSURANCE OR VARIABLE ANNUITY CONTRACTS.

THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE VARIABLE LIFE INSURANCE AND/OR ANNUITY CONTRACT ISSUED BY YOUR INSURANCE COMPANY.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                          CONTENTS


ELIGIBLE INVESTORS                                                             1

THE PORTFOLIO             INVESTMENT OBJECTIVE                                 2

                          PRINCIPAL INVESTMENT STRATEGIES                      2

                          PRINCIPAL RISKS                                      3

                          PAST PERFORMANCE                                     7

                          FEES AND EXPENSES OF THE PORTFOLIO                   8

                          ADDITIONAL INVESTMENT STRATEGY INFORMATION           9

                          ADDITIONAL RISK INFORMATION                         11

                          PORTFOLIO MANAGEMENT                                13

SHAREHOLDER INFORMATION   PURCHASES AND SALES OF PORTFOLIO SHARES             14

                          FREQUENT PURCHASES AND REDEMPTIONS                  14

                          PRICING FUND SHARES                                 15

                          PLAN OF DISTRIBUTION                                16

                          DISTRIBUTIONS                                       16

                          TAX CONSEQUENCES                                    16

                          PORTFOLIO HOLDINGS INFORMATION                      16

                          ADDITIONAL INFORMATION                              16

FINANCIAL HIGHLIGHTS                                                          17



                          This PROSPECTUS contains important information about the Strategist Portfolio and the Morgan Stanley Variable Investment Series. Please read it carefully and keep it for future reference.

ELIGIBLE INVESTORS


Morgan Stanley Variable Investment Series (the "Fund") is comprised of 15 separate portfolios, each with its own distinct investment objective(s) and policies. In this PROSPECTUS, shares of the Strategist Portfolio are being offered. The Fund's other portfolios are offered through separate prospectuses. The Fund is offered exclusively to life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they offer.

Shares of the Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of variable life insurance and/or variable annuity contracts.

The Fund also offers Class X shares of the Portfolio through a separate prospectus. Class X shares are subject to lower expenses, but are only available through certain eligible variable life insurance and/or variable annuity contracts. For more information, contact the insurance company offering the accompanying prospectus.

THE STRATEGIST PORTFOLIO

[GRAPHIC]

INVESTMENT OBJECTIVE

The Portfolio seeks high total investment return through a fully managed investment policy utilizing equity, fixed-income and money market securities and the writing of covered call and put options.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio's "Investment Adviser," Morgan Stanley Investment Advisors Inc., actively allocates the Portfolio's assets among the major asset categories of equity securities (including depositary receipts), fixed-income securities and money market instruments. In determining which securities to buy, hold or sell for the Portfolio, the Investment Adviser allocates the Portfolio's assets based on, among other things, its assessment of the effects of economic and market trends on different sectors of the market. There is no limit as to the percentage of assets that may be allocated to any one asset class.

Within the equity sector, the Investment Adviser actively allocates funds to those economic sectors it expects to benefit from major trends and to individual stocks which it considers to have superior investment potential.

Within the fixed-income sector of the market, the Investment Adviser seeks to maximize the return on its investments by adjusting maturities and coupon rates as well as by exploiting yield differentials among different types of investment grade bonds.

Within the money market sector of the market, the Investment Adviser seeks to maximize returns by exploiting spreads among short-term instruments.

Securities in which the Portfolio may invest include common stocks, preferred stocks, convertible securities, investment grade debt securities, U.S. government securities, mortgage-backed securities (including collateralized mortgage obligations), asset-backed securities, real estate investment trusts (commonly known as "REITs") and money market instruments. The Portfolio is not limited as to the maturities of the U.S. government securities and other debt securities in which it may invest.


The Portfolio may invest in options and futures to facilitate the reallocation of its assets. For example, the Investment Adviser may believe that the Portfolio should increase its fixed-income investments by ten percent and decrease its equity investments by the same amount. The Investment Adviser may consequently purchase interest rate futures, such as Treasury bond futures, and sell stock index futures, such as S&P 500(R) Stock Index futures, in equal amounts -- rather than purchase and sell fixed-income and equity securities. The Portfolio may also invest in options on underlying currencies and may invest in put and call options with respect to foreign currencies. Options and futures may also be used to manage the interest rate sensitivity of its portfolio securities or, to seek to protect against a decline in securities prices or an increase in prices of securities that may be purchased, from changes in prevailing interest rates.

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.


[SIDENOTE]

TOTAL RETURN

An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.

Fixed income securities in which the Portfolio may invest are debt securities such as U.S. Government and investment grade corporate bonds and notes. The issuer of the debt security borrows money from the investor who buys the security. Most debt securities pay either fixed or adjustable rates of interest at regular intervals until they mature, at which point investors get their principal back. The Portfolio's fixed-income investments may include zero coupon securities, which are purchased at a discount and generally accrue interest, but make no payment until maturity.

MORTGAGE-BACKED SECURITIES. The mortgage-backed securities in which the Portfolio may invest include mortgage pass-through securities which represent a participation interest in a pool of mortgage loans originated by U.S. governmental or private lenders such as banks. These securities may be collateralized by mortgages with fixed, variable or floating rates. They differ from conventional debt securities which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specific call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans.


COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs"). CMOs are debt obligations issued in multiple classes that are collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. Each class of CMO has a fixed or floating rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes with more predictable cash flow will have a lower yield and classes with less predictable cash flow will have a higher yield and greater risk. The Portfolio may invest in any class of CMO.


ASSET-BACKED SECURITIES. Asset-backed securities represent an interest in a pool of assets such as automobile loans and credit card receivables or home equity loans that have been securitized in pass through structures similar to mortgage-backed securities. These types of pass through securities provide for monthly payments that are a "pass through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.

OTHER INVESTMENTS. In addition, the Portfolio may invest up to 20% of its net assets in securities issued by foreign governments and foreign private issuers, but not more than 10% of its net assets in securities denominated in a foreign currency. The Portfolio may utilize forward foreign currency exchange contracts. The Fund may also invest in commercial mortgage-backed securities ("CMBS"), swaps, targeted return index securities ("TRAINs"), stripped mortgage-backed securities, and inverse floating obligations ("inverse floaters"). For more information, see the "Additional Investment Strategy Information" section.


[GRAPHIC]


PRINCIPAL RISKS


There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMON STOCKS AND OTHER EQUITY SECURITIES. A principal risk of investing in the Portfolio is associated with its common stock and other equity investments. In general, stock and other equity security values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

FIXED-INCOME SECURITIES. Principal risks of investing in the Portfolio are associated with its fixed-income investments. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. While the Portfolio invests in investment grade bonds, certain of these securities may have speculative characteristics.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.)

The Portfolio is not limited as to the maturities of the fixed-income securities in which it may invest. Thus, a rise in the general level of interest rates may cause the price of the Portfolio's portfolio securities to fall substantially.

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities in which the Portfolio may invest have different risk characteristics than traditional debt securities. Although generally the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities.

This is due to the fact that principal on underlying mortgages may be prepaid at any time, as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Portfolio to invest the proceeds at generally lower interest rates.

Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the Investment Adviser, could reduce the Portfolio's yield, increase the volatility of the Portfolio and/or cause a decline in net asset value. Mortgage-backed securities, especially privately issued mortgage-backed securities, are more volatile and less liquid than other traditional types of securities.


CMOs. The principal and interest on the Mortgage Assets comprising a CMO may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to the prevailing market yields on the Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Portfolio could sustain a loss.

CONVERTIBLE SECURITIES. The Portfolio's investment in convertible securities (which are securities that generally pay interest and may be converted into common stock) may carry risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

ASSET-BACKED SECURITIES. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.


REITs. Like mutual funds, REITs have expenses, including advisory and administration fees, that are paid by its shareholders. As a result, you will absorb duplicate levels of fees when the Portfolio invests in REITs. The performance of any REIT holdings ultimately depends on the types of real property in which the REITs invest and how well the property is managed. A general downturn in real estate values also can hurt REIT performance. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for the Portfolio, including significantly reducing return to the Portfolio on its investments in such company.

OPTIONS AND FUTURES. If the Portfolio invest in options and/or futures, its participation in these markets would subject the Portfolio's portfolio to certain risks. The Investment Adviser's predictions of movements in the direction of the stock currency and/or fixed-income markets may be inaccurate, and the adverse consequences to the Portfolio (E.G., a reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of futures contracts and movements in the prices of securities, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are option's negotiated with dealers; there is no secondary market for these investments.

FOREIGN SECURITIES. The Portfolio's investment in foreign securities involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio may convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them to any voting rights with respect to the deposited securities.

OTHER RISKS. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. The Portfolio is also subject to other risks from its permissible investments, including the risks associated with foreign securities, TRAINs, stripped mortgage-backed securities, inverse floaters, forward foreign currency exchange contracts, CMBS, and swaps. For more information about these risks, see the "Additional Risk Information" section.


Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

[GRAPHIC]

PAST PERFORMANCE


The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or variable annuity contracts, which would lower the performance for all periods shown.


[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

2001   -10.40%
2002   -10.11%
2003    25.88%
2004    10.12%
2005     8.06%


THE YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2006 WAS 4.95%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 12.75% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -10.48% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2005)



                                                              LIFE OF THE PORTFOLIO
                               PAST 1 YEAR    PAST 5 YEARS     (SINCE 06/05/00)
-----------------------------------------------------------------------------------
The Strategist Portfolio           8.06%          3.82%              3.42%
S&P 500(R)Index(1)                 4.91%          0.55%             -1.29%
Lehman Brothers U.S.
  Government/Credit Index(2)       2.37%          6.11%              6.98%



(1) THE STANDARD & POOR'S 500(R) INDEX (S&P 500(R)) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


(2) THE LEHMAN BROTHERS U.S. GOVERNMENT/CREDIT INDEX TRACKS THE PERFORMANCE OF GOVERNMENT AND CORPORATE OBLIGATIONS, INCLUDING U.S. GOVERNMENT AGENCY AND TREASURY SECURITIES AND CORPORATE AND YANKEE BONDS. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

[SIDENOTE]

ANNUAL TOTAL RETURNS


This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past five calendar years.


AVERAGE ANNUAL TOTAL RETURNS


This table compares the average annual total returns of the Portfolio's Class Y shares with those of indices that represent broad measures of market performance over time.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


Advisory fee                                                                0.42%
Distribution and service (12b-1) fees                                       0.25%
Other expenses                                                              0.12%
Total annual Portfolio operating expenses                                   0.79%



EXAMPLE


This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.


                              EXPENSES OVER TIME
                     -------------------------------------
                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                     -------------------------------------
                     $   81   $   252   $   439   $    978


[SIDENOTE]

ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2005. The Securities and Exchange Commission requires that the Portfolio disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[GRAPHIC]

ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to the Portfolio's investment strategies.

FOREIGN SECURITIES. The Portfolio may invest up to 20% of its net assets in securities issued by foreign governments and foreign private issuers, but not more than 10% of its net assets in securities denominated in a foreign currency.


TRAINs. The Portfolio may invest up to 10% of its net assets in TRAINs. A TRAIN is a structured, pooled investment vehicle that permits investment in a diversified portfolio of fixed income securities without the brokerage and other expenses associated with directly holding small positions in individual securities. Since TRAINs are also considered high yield securities, investments in TRAINs fall within the limits for investments in "junk bonds."

CMBS. The Portfolio may invest in CMBS. CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of their remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of the property. An extension of a final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in lower yield for discount bonds and a higher yield for premium bonds.


STRIPPED MORTGAGE-BACKED SECURITIES. The Portfolio may invest up to 10% of its net assets in stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured in two classes. One class entitles the holder to receive all or most of the interest but little or none of the principal of a pool of Mortgage Assets (the interest-only or "IO" Class), while the other class entitles the holder to receive all or most of the principal but little or none of the interest (the principal-only or "PO" Class).

INVERSE FLOATERS. The Portfolio may invest up to 10% of its net assets in inverse floaters. An inverse floater has a coupon rate that moves in the direction opposite to that of a designated interest rate index.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Portfolio's investments also may include forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. In addition, the Portfolio may use these instruments to modify its exposure to various currency markets.

SWAPS. Swap transactions are contracts in which the Portfolio agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. The payment streams are calculated by reference to a specified index and agreed upon notational amount. A "specified index" may include currencies, interest rates, fixed-income indices, securities indices, total return on interest rate indices or commodity indices. Swaps may be used to manage the maturity and duration of a fixed-income portfolio, or to gain exposure to a market without directly investing in securities traded in that market. Currency swaps generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Interest rate caps, floors and collars are swaps in which one party pays a single or periodic fixed amount or premium and the other party pays periodic amounts based on the movement of a specified index. The Portfolio may enter into credit default swap contracts for hedging purposes, to add leverage to its portfolio or to gain exposure to a credit in which the Portfolio may otherwise invest.


DEFENSIVE INVESTING. The Portfolio may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture that may be inconsistent with its principal investment strategies when the Investment Adviser believes it advisable to do so. Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When the Portfolio takes a defensive position, it may not achieve its investment objective.

INVESTMENT POLICIES. The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any portfolio security. However, the Portfolio may be required to sell its illiquid securities holdings, or reduce its borrowings, if any, in response to fluctuations in the value of such holdings. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.


PORTFOLIO TURNOVER. The Portfolio may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this PROSPECTUS shows the Portfolio's turnover rates during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Portfolio buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs.

[GRAPHIC]

ADDITIONAL RISK INFORMATION

This section provides additional information relating to the risks of investing in the Portfolio.


TRAINs. The Portfolio may invest in TRAINs, which are investment vehicles structured as trusts. Each trust represents an undivided investment interest in the pool of securities (generally high yield securities) underlying the trust without the brokerage and other expenses associated with holding small positions in individual securities. TRAINs are not registered under the Securities Act of 1933, as amended (the "Securities Act") or the Investment Company Act of 1940, as amended (the "Investment Company Act") and therefore must be held by qualified purchasers and resold to qualified institutional buyers pursuant to Rule 144A under the Securities Act. Many junk bonds are issued as Rule 144A Securities. Investments in certain TRAINs may have the effect of increasing the level of Portfolio illiquidity to the extent a Portfolio, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities. A shareholder in the Portfolio would bear not only his proportionate share of the expenses of the Portfolio, but also, indirectly, the administrative and other expenses, if any, of the underlying TRAINs.

CMBS. CMBS are subject to credit risk and prepayment risk. The Portfolio invests in CMBS that are rated in the top rating category by a nationally-recognized statistical rating organization (E.G., AAA by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("S&P") or Aaa by Moody's Investor Services, Inc. ("Moody's")). Although prepayment risk is present, it is of a lesser degree in the CMBS than in the residential mortgage market; commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (E.G., significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).


STRIPPED MORTGAGE-BACKED SECURITIES. Investments in each class of stripped mortgage-backed securities are extremely sensitive to changes in interest rates. IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of prepayment decreases. If the Portfolio invests in stripped mortgage-backed securities and interest rates move in a manner not anticipated by Portfolio management, it is possible that the Portfolio could lose all or substantially all of its investment.

INVERSE FLOATERS. Investments in inverse floaters are subject to certain risks. Like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. They are more volatile, however, than most other fixed-income securities because the coupon rate on an inverse floater typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters may also increase or decrease substantially because of changes in the rate of prepayments.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Use of forward foreign currency exchange contracts involves risks. If the Investment Adviser employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's volatility and, thus, could involve a significant risk.

SWAPS. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Portfolio is contractually obligated to make, or, in the case of the other party to a swap defaulting, the net amount of payments that the Portfolio is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps. The Portfolio's investments in credit default swap contracts involves risks. Where the Portfolio is the buyer of a credit default swap contract, it would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default by a third party on the debt obligation. If no default occurs, the Portfolio would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation.

[GRAPHIC]

PORTFOLIO MANAGEMENT

The Fund has retained the Investment Adviser -- Morgan Stanley Investment Advisors Inc. -- to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 1221 Avenue of the Americas, New York, NY 10020.


The Portfolio's assets are managed within the Domestic Asset Allocation and the Taxable Fixed Income teams. The teams consist of portfolio managers and analysts. Current members of the teams jointly and primarily responsible for the day-to-day management of the Portfolio are Mark A. Bavoso, W. David Armstrong, David S. Horowitz, all Managing Directors of the Investment Adviser, and Stefania A. Perrucci, an Executive Director of the Investment Adviser.

Mr. Bavoso has been associated with the Investment Adviser in an investment management capacity since March 1986 and began managing the Portfolio in September 1995. Mr. Armstrong has been associated with the Investment Adviser in an investment management capacity since February 1998 and began managing the Portfolio in April 2005. Mr. Horowitz has been associated with the Investment Adviser in an investment management capacity since May 1995 and began managing the Portfolio in April 2005. Ms. Perrucci has been associated with the Investment Adviser in an investment management capacity since September 2000 and began managing the Portfolio in April 2005.

Mr. Bavoso is the lead manager of the Portfolio. Messrs. Armstrong and Horowitz and Ms. Perrucci are responsible for specific sectors and for the day-to-day management of the fixed income portion of the Portfolio. All team members collaborate to manage the assets of the Portfolio.

The Fund's STATEMENT OF ADDITIONAL INFORMATION provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.

The composition of the teams may change without notice from time to time.

The Portfolio pays the Investment Adviser a monthly management fee as full compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 2005, the Portfolio accrued total compensation to the Investment Adviser amounting to 0.42% of the Portfolio's average daily net assets.

A discussion regarding the basis for the Board of Trustees approval of the investment advisory agreement is available in the Fund's semiannual report to shareholders for the period ended June 30, 2005.


[SIDENOTE]

MORGAN STANLEY INVESTMENT ADVISORS INC.


The Investment Adviser is widely recognized as a leader in the mutual fund industry and had approximately $90 billion in assets under management or administration as of March 31, 2006.

SHAREHOLDER INFORMATION

[GRAPHIC]

PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to and from separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

[GRAPHIC]

FREQUENT PURCHASES AND REDEMPTIONS


Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners is referred to as "market-timing" or "short-term trading" and may present risks for other contract owners with long-term interests in the Portfolio, which may include, among other things, dilution in the value of the Portfolio's shares indirectly held by contract owners with long term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs, and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market-timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price-arbitrage"). Investments in certain fixed income securities (such as high yield bonds) may be adversely affected by price arbitrage trading strategies.

The Portfolio's policies with respect to valuing portfolio securities are described below in "Pricing Fund Shares."


The Fund's Board of Trustees has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies generally do not provide specific contract owner transaction instructions to the Portfolio. The ability of the Portfolio to monitor such underlying activity, therefore, is limited. Consequently, the Portfolio must rely on the insurance company to monitor frequent short-term trading by contract owners. If the Portfolio identifies suspected market-timing activity, the insurance company will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners may be able to engage in frequent trading to the detriment of contract owners with long-term interests in the Portfolio. If the insurance company refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company.


[GRAPHIC]

PRICING FUND SHARES

The price of shares of the Portfolio, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share of the Portfolio is calculated once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.


The value of the Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's securities may change on days when shareholders will not be able to purchase or sell their shares.


An exception to the general policy of using market prices concerns the Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

[GRAPHIC]


PLAN OF DISTRIBUTION

The Fund has adopted a Plan of Distribution for the Portfolio in accordance with Rule 12b-1 under the Investment Company Act. Class Y shares are subject to a distribution (12b-1) fee of 0.25% of the average daily net assets of the Class. The Plan allows Class Y shares of the Portfolio to bear distribution fees in connection with the sale and distribution of Class Y shares. It also allows the Portfolio to pay for services to Class Y shareholders. Because these fees are paid out of the assets of the Portfolio's Class Y shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


[GRAPHIC]

DISTRIBUTIONS


The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns income from stocks and interest from fixed-income investments. These amounts are passed along to the Portfolio shareholders as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gains distributions."

Dividends from net investment income are declared and paid quarterly. Capital gains distributions, if any, are declared and paid at least once per year.


[GRAPHIC]

TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

[GRAPHIC]

PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's STATEMENT OF ADDITIONAL INFORMATION.

[GRAPHIC]

ADDITIONAL INFORMATION


The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers, dealer, or other financial intermediaries or service providers, including insurance companies and their affiliates, in connection with the sale or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class Y shares for the past five years. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).


This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the STATEMENT OF ADDITIONAL INFORMATION from the Portfolio's annual report, which is available upon request.


Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the accompanying prospectus for either the variable annuity or the variable life contract issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.


YEAR ENDED DECEMBER 31,                             2005           2004              2003           2002           2001
SELECTED PER SHARE DATA:
Net asset value, beginning of period             $    16.58     $    15.32        $    12.35     $    13.93     $    16.65
                                                 ----------     ----------        ----------     ----------     ----------
Income (loss) from investment operations:
  Net investment income*                               0.26           0.24              0.14           0.16           0.32
  Net realized and unrealized gain (loss)              0.96           1.30              3.03          (1.56)         (2.03)
                                                 ----------     ----------        ----------     ----------     ----------
Total income (loss) from investment operations         1.22           1.54              3.17          (1.40)         (1.71)
                                                 ----------     ----------        ----------     ----------     ----------
Less dividends and distributions from:
  Net investment income                               (0.28)         (0.28)++++        (0.20)         (0.18)         (0.35)
  Net realized gain                                   (1.49)            --                --             --          (0.66)
                                                 ----------     ----------        ----------     ----------     ----------
Total dividends and distributions                     (1.77)         (0.28)            (0.20)         (0.18)         (1.01)
                                                 ----------     ----------        ----------     ----------     ----------
Net asset value end of period                    $    16.03     $    16.58        $    15.32     $    12.35     $    13.93
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                          8.06%         10.12%            25.88%        (10.11)%       (10.40)%
------------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS**
Expenses                                               0.79%          0.78%             0.77%          0.77%          0.77%
Net investment income                                  1.59%          1.54%             1.06%          1.22%          2.28%
SUPPLEMENTAL DATA:
Net assets end of period (000's)                 $   98,066     $   99,165        $   89,935     $   57,651     $   47,886
Portfolio turnover rate                                  46%            55%               93%           124%           124%

* The per share amounts were computed using an average number of shares outstanding during the period.

** Reflects overall Portfolio ratios for investment income and non-class specific expenses

+ Calculated based on the net asset value as of the last business day of the period.

++++ Includes distributions from paid-in-capital of $0.002.

MORGAN STANLEY VARIABLE INVESTMENT SERIES


- ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request information about the Portfolio, or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at: www.morganstanley.com/funds.


- YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor.


- INFORMATION ABOUT THE FUND (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's (the "SEC") Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at
   (202) 551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.



(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3692)

STATEMENT OF ADDITIONAL INFORMATION                  MORGAN STANLEY
                                                     VARIABLE INVESTMENT SERIES


MAY 1, 2006


     -    THE MONEY MARKET PORTFOLIO
     -    THE LIMITED DURATION PORTFOLIO

     -    THE INCOME PLUS PORTFOLIO

     -    THE HIGH YIELD PORTFOLIO
     -    THE UTILITIES PORTFOLIO
     -    THE INCOME BUILDER PORTFOLIO
     -    THE DIVIDEND GROWTH PORTFOLIO
     -    THE GLOBAL DIVIDEND GROWTH PORTFOLIO
     -    THE EUROPEAN EQUITY PORTFOLIO
     -    THE EQUITY PORTFOLIO
     -    THE S&P 500 INDEX PORTFOLIO
     -    THE GLOBAL ADVANTAGE PORTFOLIO
     -    THE AGGRESSIVE EQUITY PORTFOLIO
     -    THE INFORMATION PORTFOLIO
     -    THE STRATEGIST PORTFOLIO


     This STATEMENT OF ADDITIONAL INFORMATION for Morgan Stanley Variable Investment Series (the "Fund") is not a prospectus. The Class X PROSPECTUS and the Class Y PROSPECTUS (each dated May 1, 2006) for each portfolio listed above, provide the basic information you should know before allocating your investment under your variable annuity contract or your variable life contract. PROSPECTUSES may be obtained without charge from the Fund at its address or telephone number listed below or from the Fund's Distributor, Morgan Stanley Distributors Inc., or from Morgan Stanley DW Inc. at any of its branch offices.

     The Fund's audited financial statements for the fiscal year ended December 31, 2005, including notes thereto and the report of Deloitte & Touche LLP, are herein incorporated by reference from the Fund's annual report. A copy of the Fund's ANNUAL REPORT TO SHAREHOLDERS must accompany the delivery of this STATEMENT OF ADDITIONAL INFORMATION.


Morgan Stanley
Variable Investment Series
1221 Avenue of the Americas
New York, NY 10020
(800) 869-NEWS

TABLE OF CONTENTS


   I.   Fund History                                                                    4
  II.   Description of the Fund and Its Investments and Risks                           4
        A. Classification                                                               4
        B. Eligible Purchasers                                                          4
        C. Investment Strategies and Risks                                              4
        D. Fund Policies/Investment Restrictions                                       22
        E. Disclosure of Portfolio Holdings                                            24
 III.   Management of the Fund                                                         29
        A. Board of Trustees                                                           29
        B. Management Information                                                      29
        C. Compensation                                                                35
  IV.   Control Persons and Principal Holders of Securities                            37
   V.   Investment Advisory and Other                                                  38
        A. Investment Adviser, Administrator and Sub-Adviser                           38
        B. Principal Underwriter                                                       42
        C. Services Provided by the Investment Adviser, Administrator and Sub-Adviser  43
        D. Rule 12b-1 Plan                                                             44
        E. Other Service Providers                                                     45
        F. Fund Management                                                             46
        G. Codes of Ethics                                                             51
        H. Proxy Voting Policy and Proxy Voting Record                                 51
        I. Revenue Sharing                                                             53
  VI.   Brokerage Allocation and Other Practices                                       53
        A. Brokerage Transactions                                                      53
        B. Commissions                                                                 54
        C. Brokerage Selection                                                         55
        D. Directed Brokerage                                                          56
        E. Regular Broker-Dealers                                                      57
 VII.   Capital Stock and Other Securities                                             59
VIII.   Purchase, Redemption and Pricing of Shares                                     60
        A. Purchase/Redemption of Shares                                               60
        B. Offering Price                                                              60
  IX.   Taxation of the Portfolios and Shareholders                                    63
   X.   Underwriters                                                                   63
  XI.   Performance Data                                                               63
 XII.   Financial Statements                                                           66
XIII.   Fund Counsel                                                                   66
Appendix A--Ratings of Corporate Debt Instruments Investments                         A-1

GLOSSARY OF SELECTED DEFINED TERMS

     The terms defined in this glossary are frequently used in this STATEMENT OF ADDITIONAL INFORMATION (other terms used occasionally are defined in the text of the document).

     "ADMINISTRATOR" OR "MORGAN STANLEY SERVICES"-- Morgan Stanley Services Company Inc., a wholly-owned fund services subsidiary of the Investment Adviser.

     "CONTRACT" -- Variable annuity contract and/or variable life insurance contract issued by the insurance company.

     "CONTRACT OWNERS"-- Owners of a Contract.

     "CUSTODIAN" -- The Bank of New York for each Portfolio other than the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN EQUITY PORTFOLIO, and the INFORMATION PORTFOLIO. JPMorgan Chase Bank for the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN EQUITY PORTFOLIO and the INFORMATION PORTFOLIO.

     "DISTRIBUTOR"-- Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.


     "FINANCIAL ADVISORS" -- Morgan Stanley authorized financial services representatives.


     "FUND" -- Morgan Stanley Variable Investment Series, a registered open-end series investment company currently consisting of 15 Portfolios.

     "INDEPENDENT TRUSTEES" -- Trustees who are not "interested persons" (as defined by the Investment Company Act of 1940, as amended ("Investment Company Act")) of the Fund.

     "INVESTMENT ADVISER"-- Morgan Stanley Investment Advisors Inc., a wholly-owned investment adviser subsidiary of Morgan Stanley.

     "MORGAN STANLEY & CO."-- Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "MORGAN STANLEY DW"-- Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "MORGAN STANLEY FUNDS" -- Registered investment companies for which the Investment Adviser serves as the investment adviser and that hold themselves out to investors as related companies for investment and investor services.

     "PORTFOLIO(S)" -- The separate investment portfolio(s) of the Fund.

     "SUB-ADVISER" -- Morgan Stanley Investment Management Limited, a wholly-owned subsidiary of Morgan Stanley (only applicable to the EUROPEAN EQUITY PORTFOLIO, the GLOBAL ADVANTAGE PORTFOLIO and the GLOBAL DIVIDEND GROWTH PORTFOLIO).

     "TRANSFER AGENT" -- Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.

     "TRUSTEES"-- The Board of Trustees of the Fund.

I. FUND HISTORY

     The Fund was organized under the laws of the Commonwealth of Massachusetts on February 25, 1983 under the name Dean Witter Variable Annuity Investment Series and is a trust of the type commonly referred to as a Massachusetts Business Trust. Effective February 23, 1988, the Fund's name was changed to Dean Witter Variable Investment Series. On September 1, 1995, the name of the MANAGED ASSETS PORTFOLIO was changed to the STRATEGIST PORTFOLIO. Effective June 22, 1998, the Fund's name was changed to Morgan Stanley Dean Witter Variable Investment Series. Effective June 18, 2001, the Fund's name was changed to Morgan Stanley Variable Investment Series. Effective May 1, 2002, the name of the SHORT-TERM BOND PORTFOLIO was changed to the LIMITED DURATION PORTFOLIO. Effective July 30, 2002, the name of the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO was changed to the GLOBAL ADVANTAGE PORTFOLIO. Effective December 30, 2004, the name of the European Growth Portfolio was changed to the EUROPEAN EQUITY PORTFOLIO. Effective April 29, 2005, the name of the Quality Income Plus Portfolio was changed to the INCOME PLUS PORTFOLIO.

II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

A. CLASSIFICATION

     The Fund is an open-end management investment company which currently offers shares of fifteen separate portfolios (each a "Portfolio" and collectively, the "Portfolios"). Each Portfolio is "diversified" as defined in the Investment Company Act.

B. ELIGIBLE PURCHASERS

     As discussed in each of the Class X and Class Y PROSPECTUSES, shares of the Fund are sold only to particular insurance companies in connection with variable annuity and/or variable life insurance contracts they issue. It is conceivable that in the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying funds. Although neither the various insurance companies nor the Fund currently foresee any such disadvantage, the Trustees intend to monitor events in order to identify any material irreconcilable conflict between the interest of variable annuity contract owners and variable life insurance contract owners and to determine what action, if any, should be taken in response thereto.

C. INVESTMENT STRATEGIES AND RISKS


     The following discussion of each Portfolio's investment strategies and risks should be read with the sections of the Fund's PROSPECTUS titled "Principal Investment Strategies," "Principal Risks," "Additional Investment Strategy Information" and "Additional Risk Information." References to the Investment Adviser, when used in connection with its activities as investment adviser to the sub-advised Portfolios, include any Sub-Adviser acting under the Investment Adviser's supervision.


     CONVERTIBLE SECURITIES. Each Portfolio, other than the MONEY MARKET PORTFOLIO and the S&P 500 INDEX PORTFOLIO, may acquire through purchase fixed-income securities which are convertible into common stock ("convertible securities"). In addition, each Portfolio, other than the MONEY MARKET PORTFOLIO, may acquire convertible securities through a distribution by a security held in its portfolio. Convertible securities are generally fixed-income securities (but may include preferred stock) and generally rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege) and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

     To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and to decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by a Portfolio at varying price levels above their investment values and/or their conversion values in keeping with the Portfolio's objective.

     With respect to each Portfolio other than the MONEY MARKET PORTFOLIO, the LIMITED DURATION PORTFOLIO, the INCOME PLUS PORTFOLIO, the HIGH YIELD PORTFOLIO, the S&P 500 INDEX PORTFOLIO and the STRATEGIST PORTFOLIO, up to 5% of the Portfolio's net assets may be invested in convertible securities that are below investment grade. Debt securities rated below investment grade are commonly known as "junk bonds." Although the Portfolio selects these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer's continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by the Portfolio, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.

     With respect to the INCOME BUILDER PORTFOLIO, up to 10% of the Portfolio's net assets may be invested in synthetic convertible securities and up to 25% of the Portfolio's net assets may be invested in exchangeable convertible securities. While the value of traditional convertible securities is generally based on the common stock of the issuer of that security, synthetic convertible securities are preferred stocks or debt obligations of an issuer, which are combined with an equity factor whose value is based on the value of the common stock of another issuer or a particular benchmark (which may include a foreign issuer, a basket of foreign stocks, or a company whose stock is not yet publicly traded). Unlike traditional convertible securities that are convertible only at the option of the security holder, synthetic convertible securities are often not convertible prior to maturity, at which time their value is paid in cash by the issuer. Synthetic convertible securities may be less liquid than traditional convertible securities and their price changes may be more volatile. Reduced liquidity may have an adverse impact on the Portfolio's ability to sell particular synthetic securities promptly at favorable prices and may also make it more difficult for the Portfolio to obtain market quotations based on actual trades, for purposes of valuing the Portfolio's securities. Exchangeable convertible securities offer the holder the opportunity of obtaining higher current income than would be available from a traditional equity security issued by the same company, in exchange for reduced participation or a cap on the appreciation that can be realized in the underlying common stock. Unlike traditional convertible securities, in many cases exchangeable convertible securities are convertible into the underlying common stock of the issuer automatically at maturity. Due to this mandatory conversion feature, exchangeable convertible securities may be more volatile than traditional convertible securities.


     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The LIMITED DURATION PORTFOLIO, the HIGH YIELD PORTFOLIO, the INCOME PLUS PORTFOLIO the UTILITIES PORTFOLIO, the INCOME BUILDER PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN EQUITY PORTFOLIO, the GLOBAL ADVANTAGE PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO, the INFORMATION PORTFOLIO and the STRATEGIST PORTFOLIO may each enter into forward foreign currency exchange contracts ("forward contracts") to facilitate settlement in an attempt to limit the effect of changes in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received. In addition, the LIMITED DURATION PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN EQUITY PORTFOLIO, the GLOBAL ADVANTAGE PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO and the INFORMATION PORTFOLIO may each enter into forward contracts as a hedge against fluctuations in future foreign exchange rates. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial and investment banks) and their customers. Forward contracts only will be entered into with U.S. banks and their foreign branches, insurance companies and other dealers or foreign banks whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.


     When the Fund's Investment Adviser believes that a particular foreign currency may experience a substantial movement against the U.S. dollar, it may enter into a forward contract to purchase or sell, for a fixed amount of dollars or other currency, the amount of foreign currency approximating the value of some or all of a Portfolio's portfolio securities denominated in such foreign currency. The Portfolios will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's portfolio securities or other assets denominated in that currency.


     The LIMITED DURATION PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN EQUITY PORTFOLIO, the GLOBAL ADVANTAGE PORTFOLIO and the AGGRESSIVE EQUITY PORTFOLIO also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the Portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, the Portfolios may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.


     A Portfolio will not enter into forward currency contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's portfolio securities.

     When required by law, a Portfolio will cause its custodian bank to earmark cash, U.S. government securities or other appropriate liquid portfolio securities in an amount equal to the value of the Portfolio's total assets committed to the consummation of forward contracts entered into under the circumstances set forth above. If the value of the securities so earmarked declines, additional cash or securities will be earmarked on a daily basis so that the value of such securities will equal the amount of the Portfolio's commitments with respect to such contracts.

     Although a Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

     A Portfolio may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code requirements relating to qualification as a regulated investment company.

     Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Portfolio's volatility and may involve a significant amount of risk relative to the investment of cash.


     OPTION AND FUTURES TRANSACTIONS. Each of the following Portfolios may engage in transactions in listed and over-the-counter ("OTC") options: the LIMITED DURATION PORTFOLIO, the INCOME PLUS PORTFOLIO, the HIGH YIELD PORTFOLIO, the UTILITIES PORTFOLIO, the INCOME BUILDER PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN EQUITY PORTFOLIO, the GLOBAL ADVANTAGE PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO, the INFORMATION PORTFOLIO and the STRATEGIST PORTFOLIO. Listed options are issued or guaranteed by the exchange on which they are traded or by a clearing corporation such as the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Portfolio the right to buy from the OCC (in the United States) or other clearing corporation or exchange, the underlying security or currency covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC (in the United States) or other clearing corporation or exchange, the underlying security or currency at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Portfolio the right to sell the underlying security or currency to the OCC (in the United States) or other clearing corporation or exchange, at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security or currency from the OCC (in the United States) or other clearing corporation or exchange, at the exercise price.

     COVERED CALL WRITING. Each of the above-named Portfolios is permitted to write covered call options on portfolio securities without limit. Each of the LIMITED DURATION PORTFOLIO, the INCOME PLUS PORTFOLIO, the INCOME BUILDER PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN EQUITY PORTFOLIO, the GLOBAL ADVANTAGE PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO and the STRATEGIST PORTFOLIO may also write covered call options on the U.S. dollar and foreign currencies in which its portfolio securities are denominated, without limit. A Portfolio will receive from the purchaser, in return for a call it has written, a "premium," i.e., the price of the option. Receipt of these premiums may better enable the Portfolio to earn a higher level of current income than it would earn from holding the underlying securities (or currencies) alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Portfolio if the securities (or currencies) underlying the option decline in value.

     A Portfolio may be required, at any time during the option period, to deliver the underlying security (or currency) against payment of the exercise price on any calls it has written. This obligation is terminated upon the expiration of the option period or at such earlier time as the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Portfolio has been assigned an exercise notice, the Portfolio will be unable to effect a closing purchase transaction.

     A call option is "covered" if a Portfolio owns the underlying security subject to the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional consideration (in cash, Treasury bills or other liquid portfolio securities) held in a segregated account on the Portfolio's books) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if a Portfolio holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash, Treasury bills or other liquid portfolio securities in a segregated account on the Portfolio's books.


     Options written by the Portfolio normally have expiration dates of up to 18 months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

     COVERED PUT WRITING. Each of the Portfolios that may engage in covered call writing may engage in covered put writing. A writer of a covered put option incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election. Through the writing of a put option, the Portfolio would receive income from the premium paid by purchasers. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction). At any time during the option period, the Portfolio may be required to make payment of the exercise price against delivery of the underlying security (or currency). A put option is "covered" if the Portfolio maintains cash, Treasury bills or other liquid portfolio securities with a value equal to the exercise price in a segregated account on the Portfolio's books, or holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The aggregate value of the obligations underlying puts may not exceed 50% of the Portfolio's assets. The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

     PURCHASING CALL AND PUT OPTIONS. Each of the LIMITED DURATION PORTFOLIO, the HIGH YIELD PORTFOLIO, the INCOME BUILDER PORTFOLIO, the EUROPEAN EQUITY PORTFOLIO, the GLOBAL ADVANTAGE PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO and the INFORMATION PORTFOLIO may purchase listed and OTC call and put options in amounts equaling up to 5% of its total assets and, in the case of each of the INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO and the STRATEGIST PORTFOLIO, up to 10% of its total assets. Each of the last three listed Portfolios and the INFORMATION PORTFOLIO may purchase stock index options in amounts not exceeding 5% of its total assets. The purchase of a call option would enable a Portfolio, in return for the premium paid, to lock in a purchase price for a security or currency during the term of the option. The purchase of a put option would enable a Portfolio, in return for a premium paid, to lock in a price at which it may sell a security or currency during the term of the option.

     OPTIONS ON FOREIGN CURRENCIES. The LIMITED DURATION PORTFOLIO, the INCOME PLUS PORTFOLIO, the HIGH YIELD PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN EQUITY PORTFOLIO, the GLOBAL ADVANTAGE PORTFOLIO the AGGRESSIVE EQUITY PORTFOLIO and the STRATEGIST PORTFOLIO may purchase and write options on foreign currencies for purposes similar to those involved with investing in forward foreign currency exchange contracts.

     OTC OPTIONS. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with a Portfolio. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between a Portfolio and the transacting dealer, without the intermediation of a third party such as the OCC. The Portfolios may engage in OTC option transactions only with member banks of the Federal Reserve Bank System or primary dealers in U.S. government securities or with affiliates of such banks or dealers. OTC options and assets used to cover written OTC options are treated as illiquid securities with respect to SEC regulations.

     RISKS OF OPTIONS TRANSACTIONS. The successful use of options depends on the ability of the Investment Adviser or, if applicable, the Sub-Adviser, to forecast correctly interest rates, currency exchange rates and/or market movements. If the market value of the portfolio securities (or the currencies in which they are denominated) upon which call options have been written increases, a Portfolio may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the value of its denominated currency) increase, but has retained the risk of loss should the price of the underlying security (or the value of its denominated currency) decline. The covered put writer also retains the risk of loss should the market value of the underlying security decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.

     A Portfolio's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option exchanges. There is no assurance that such a market will exist, particularly in the case of OTC options.

     In the event of the bankruptcy of a broker through which a Portfolio engages in transactions in options, the Portfolio could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. In the case of OTC options, if the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, due to insolvency or otherwise, the Portfolio would lose the premium paid for the option as well as any anticipated benefit of the transaction.

     Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Portfolios may write.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     The markets in foreign currency options are relatively new and a Portfolio's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

     The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.


     STOCK INDEX OPTIONS. Each of the LIMITED DURATION PORTFOLIO, the HIGH YIELD Portfolio, the INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the INCOME BUILDER PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the

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GLOBAL ADVANTAGE PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO, the INFORMATION
PORTFOLIO and the STRATEGIST PORTFOLIO may invest in options on stock indexes. Options on stock indexes are similar to options on stocks except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.


     RISKS OF OPTIONS ON INDEXES. Because exercises of stock index options are settled in cash, a Portfolio could not, if it wrote a call option, provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A call writer can offset some of the risk of its writing position by holding a diversified portfolio of stocks similar to those on which the underlying index is based. However, most investors cannot, as a practical matter, acquire and hold a portfolio containing exactly the same stocks as the underlying index, and, as a result, bear a risk that the value of the securities held will vary from the value of the index. Even if an index call writer could assemble a stock portfolio that exactly reproduced the composition of the underlying index, the writer still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options.

     When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the writer will not learn that it had been assigned until the next business day, at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds stocks that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those stocks against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decrease in the value of its stock portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding stock positions.

     A holder of an index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change. If a change causes the exercised option to fall out-of-the-money (the exercise price of the call (put) option is more (less) than the market price of the underlying security), the exercising holder will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

     If dissemination of the current level of an underlying index is interrupted, or if trading is interrupted in stocks accounting for a substantial portion of the value of an index, the trading of options on that index will ordinarily be halted. If the trading of options on an underlying index is halted, an exchange may impose restrictions prohibiting the exercise of such options.


     FUTURES CONTRACTS. Each of the LIMITED DURATION PORTFOLIO, the INCOME PLUS Portfolio, the HIGH YIELD PORTFOLIO the UTILITIES PORTFOLIO, the INCOME BUILDER PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN EQUITY PORTFOLIO, the GLOBAL ADVANTAGE PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO, the INFORMATION PORTFOLIO and the STRATEGIST PORTFOLIO may purchase and sell interest rate and stock index futures contracts that are traded on U.S. commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills and GNMA Certificates, the S&P 500 Index, the Moody's Investment-Grade Corporate Bond Index and the New York Stock Exchange Composite Index, and, in the case of the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN EQUITY PORTFOLIO, the GLOBAL ADVANTAGE PORTFOLIO and the AGGRESSIVE EQUITY PORTFOLIO, on any foreign government fixed-income security and on various currencies, and with respect to each of the ten listed Portfolios that may engage in futures transactions, on such indexes of the United States (and, if applicable, foreign securities) as may exist or come into existence. The S&P 500 INDEX PORTFOLIO may invest in stock index futures.


     A futures contract purchaser incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The purchase of a futures contract enables a Portfolio, during the term of the contract, to lock in a price at which it may purchase a security or currency and protect against a rise in prices pending purchase of portfolio securities. The sale of a futures contract enables a Portfolio to lock in a price at which it may sell a security or currency and protect against declines in the value of portfolio securities.

     Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that a Portfolio will be able to enter into a closing transaction.

     MARGIN. If a Portfolio enters into a futures contract, it is initially required to deposit an "initial margin" of cash, U.S. government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.


     Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract, which will be returned to the Portfolio upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and the Portfolio may be required to make subsequent deposits of cash, U.S. government securities or other liquid portfolio securities, called "variation margin," which are reflective of price fluctuations in the futures contract.


     OPTIONS ON FUTURES CONTRACTS. Each of the LIMITED DURATION PORTFOLIO, the INCOME PLUS PORTFOLIO, the HIGH YIELD PORTFOLIO the UTILITIES PORTFOLIO, the INCOME BUILDER PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN EQUITY PORTFOLIO, the GLOBAL ADVANTAGE PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO, the INFORMATION PORTFOLIO and the STRATEGIST PORTFOLIO may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract.

     The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

     LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES. The Commodity Futures Trading Commission recently eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment adviser to the company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the Portfolio, the Investment Adviser has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act ("CEA"). Therefore, it is not subject to the registration and regulatory requirements of the CEA. Therefore, there are no limitations on the extent to which a Portfolio may engage in non-hedging transactions involving futures and options thereon except as set forth in the PROSPECTUS for each Portfolio or STATEMENT OF ADDITIONAL INFORMATION. There is no overall limitation on the percentage of a Portfolio's net assets which may be subject to a hedge position.

     RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. The prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of a Portfolio's securities (and the currencies in which they are denominated). Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates, market movements and/or currency exchange rates against which a Portfolio seeks a hedge. A correlation may also be distorted (a) temporarily, by short-term traders' seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds;
(b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements;
(c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate, currency exchange rate and/or market movement trends by the Investment Adviser (and/or if applicable, the Sub-Adviser) may still not result in a successful hedging transaction.

     There is no assurance that a liquid secondary market will exist for futures contracts and related options in which a Portfolio may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin. The absence of a liquid market in futures contracts might cause the Portfolio to make or take delivery of the underlying securities (currencies) at a time when it may be disadvantageous to do so.

     Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal to the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if the Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on a Portfolio's ability to effectively hedge its portfolio.

     Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit a Portfolio's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of a Portfolio's transactions effected on foreign exchanges.

     In the event of the bankruptcy of a broker through which a Portfolio engages in transactions in futures or options thereon, the Portfolio could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.

     If a Portfolio maintains a short position in a futures contract or has sold a call option on a futures contract, it will cover this position by holding, in a segregated account maintained on the books of the Portfolio, cash, U.S. government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Portfolio to purchase the same contract at a price no higher than the price at which the short position was established.

     In addition, if a Portfolio holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Portfolio. Alternatively, the Portfolio could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Portfolio.

     COLLATERALIZED MORTGAGE OBLIGATIONS. The LIMITED DURATION PORTFOLIO, the INCOME PLUS PORTFOLIO, the HIGH YIELD PORTFOLIO and the STRATEGIST PORTFOLIO may invest in CMOs -- collateralized mortgage obligations. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the collection, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Portfolio(s) may invest in any class of CMO.

     Certain mortgage-backed securities in which the Portfolio(s) may invest (E.G., certain classes of CMOs) may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Portfolio could sustain a loss.


     STRIPPED MORTGAGE-BACKED SECURITIES. In addition, the LIMITED DURATION PORTFOLIO, the INCOME PLUS PORTFOLIO, the HIGH YIELD PORTFOLIO and the STRATEGIST PORTFOLIO may invest up to 10% of their respective net assets in stripped mortgage-backed securities, which are usually structured in two classes. One class entitles the holder to receive all or most of the interest but little or none of the principal of a pool of Mortgage Assets (the interest-only or "IO Class"), while the other class entitles the holder to receive all or most of the principal but little or none of the interest (the principal-only or "PO" Class). IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of repayment decreases.

     INVERSE FLOATERS. Each of the LIMITED DURATION PORTFOLIO, the INCOME PLUS Portfolio, the HIGH YIELD PORTFOLIO and the STRATEGIST PORTFOLIO may invest up to 10% of its assets in inverse floaters. An inverse floater has a coupon rate that moves in the direction opposite to that of a designated interest rate index. Like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. They are more volatile, however, than most other fixed-income securities because the coupon rate on an inverse floater typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater, while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters may also increase or decrease substantially because of changes in the rate of prepayments.

     ASSET-BACKED SECURITIES. The LIMITED DURATION PORTFOLIO, the INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the HIGH YIELD PORTFOLIO and the STRATEGIST PORTFOLIO may invest in asset-backed securities.

     Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates, although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities. The securitization techniques used to develop mortgage-backed securities are also applied to a broad range of other assets. Various types of assets, primarily automobile and credit card receivables and home equity loans, are being securitized in pass-through structures similar to the mortgage pass-through structures. New instruments and variations of existing mortgage-backed securities and asset-backed securities continue to be developed. These Portfolios may invest in any of these instruments or variations.


     COMMERCIAL MORTGAGE-BACKED SECURITIES ("CMBS") The LIMITED DURATION PORTFOLIO, the INCOME PLUS PORTFOLIO, the HIGH YIELD PORTFOLIO and the STRATEGIST PORTFOLIO may invest in CMBSs. CMBS are generally multi-class or passthrough securities issued by special purpose entities that represent an undivided interest in a portfolio of mortgage loans backed by commercial properties, including, but not limited to, industrial and warehouse properties, office buildings, retail space and shopping malls, hotels, healthcare facilities, multifamily properties and cooperative apartments. Private lenders, such as banks or insurance companies, originate these loans and then sell the loans directly into a CMBS trust or other entity. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of the remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of this property. An extension of the final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in lower yield for discount bonds and a higher yield for premium bonds. Unlike most single family residential mortgages, commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans and, in some cases, there may be prohibitions on principal prepayments for several years following origination.


     CMBS are subject to credit risk and prepayment risk. Each Portfolio invests in CMBS that are rated investment grade by at least one nationally-recognized statistical rating organization (e.g., Baa or better by Moody's Investor Services, Inc. ("Moody's") or BBB or better by Standard & Poor's Rating Group, a division of The McGraw-Hill Companies, Inc. ("S&P")). Although prepayment risk is present, it is of a lesser degree in the CMBS than in the residential mortgage market; commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (e.g. significant prepayment penalties on loans and, in some cases, prohibition or principal payments for several years following origination).

     ADDITIONAL INFORMATION CONCERNING THE LIMITED DURATION PORTFOLIO. The LIMITED DURATION PORTFOLIO'S investments in preferred stocks are limited to those rated in one of the four highest categories by a nationally recognized statistical rating organization ("NRSRO"), including Moody's, S&P, and Fitch Ratings Investments in securities rated within the four highest rating categories by a NRSRO are considered "investment grade." However, such securities rated within the fourth highest rating category by a NRSRO may have speculative characteristics and, therefore, changes in economic conditions or other circumstances are more likely to weaken their capacity to make principal and interest payments than would be the case with investments in securities with higher credit ratings.


     ADDITIONAL INFORMATION CONCERNING THE S&P 500 INDEX PORTFOLIO. The S&P 500 INDEX PORTFOLIO is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of shares of the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Portfolio particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the S&P 500 INDEX PORTFOLIO is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Portfolio. S&P has no obligation to take the needs of the Portfolio or the owners of shares of the Portfolio into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Portfolio or the timing of the issuance or sale of shares of the Portfolio or in the determination or calculation of the equation by which shares of the Portfolio are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.

     S&P does not guarantee the accuracy or the completeness of the S&P 500 Index or any data included therein, and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the S&P 500 INDEX PORTFOLIO, owners of shares of the Portfolio, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

     MONEY MARKET SECURITIES. In addition to the short-term fixed-income securities in which the Portfolios may otherwise invest, the Portfolios may invest in various money market securities for cash management purposes or when assuming a temporary defensive position, which among others may include commercial paper, bankers' acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. government securities, obligations of savings institutions and repurchase agreements. (This section does not apply to the MONEY MARKET PORTFOLIO, whose money market instruments are described in its PROSPECTUS.) Such securities are limited to:

     U.S. GOVERNMENT SECURITIES. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank, including Treasury bills, notes and bonds;

     BANK OBLIGATIONS. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

     EURODOLLAR CERTIFICATES OF DEPOSIT. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

     OBLIGATIONS OF SAVINGS INSTITUTIONS. Certificates of deposit of savings banks and savings and loan association, having total assets of $1 billion or more;

     FULLY INSURED CERTIFICATES OF DEPOSIT. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 10% or less of a Portfolio's total assets in all such obligations and in all illiquid assets, in the aggregate;

     COMMERCIAL PAPER. Commercial paper rated within the two highest grades by S&P or by Moody's or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's; and

     REPURCHASE AGREEMENTS. Each Portfolio may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by a Portfolio in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Portfolio. These agreements, which may be viewed as a type of secured lending by the Portfolio, typically involve the acquisition by the Portfolio of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Portfolio will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Portfolio will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Portfolio to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.


     While repurchase agreements involve certain risks not associated with direct investments in debt securities, each Portfolio follows procedures approved by the Trustees that are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Adviser. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the case of the MONEY MARKET PORTFOLIO, such collateral will consist entirely of securities that are direct obligations of, or that are fully guaranteed as to principal and interest by, the United States or any agency thereof, and/or certificates of deposit, bankers' acceptances which are eligible for acceptance by a Federal Reserve Bank, and, if the seller is a bank, mortgage related securities (as such term is defined in section 3(a)(41) of the Securities Exchange Act of 1934) that at the time the repurchase agreement is entered into are rated in the highest rating category by the "Requisite NRSROs" (as defined in Rule 2a-7 under the Investment Company
Act). Additionally, in the case of the MONEY MARKET PORTFOLIO, the collateral must qualify the repurchase agreement for preferential treatment under the Federal Deposit Insurance Act of the Federal Bankruptcy Code. In the event of a default or bankruptcy by a selling financial institution, the Portfolio will seek to liquidate such collateral. However, the exercising of the Portfolio's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Portfolio could suffer a loss. It is the current policy of each Portfolio not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Portfolio, amounts to more than 10% of its total assets in the case of each of the MONEY MARKET PORTFOLIO, the INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the EUROPEAN EQUITY PORTFOLIO, the EQUITY PORTFOLIO and the STRATEGIST PORTFOLIO, and 15% of its net assets in the case of each of the other Portfolios.


     ZERO COUPON SECURITIES. A portion of the fixed-income securities purchased by the Portfolios may be "zero coupon" securities. These are debt securities which have been stripped of their unmatured interest coupons and receipts or which are certificates representing interests in such stripped debt obligations and coupons. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. A zero coupon security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price).


     The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received if prevailing interest rates rise. For this reason, zero coupon securities are subject to substantially greater market price fluctuations during periods of changing prevailing interest rates than are comparable debt securities which make current distributions of interest. Current federal tax law requires that a holder (such as the Portfolios) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Portfolio receives no interest payments in cash on the security during the year.


     REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. Each of the LIMITED DURATION PORTFOLIO, the INCOME PLUS PORTFOLIO and the EUROPEAN EQUITY PORTFOLIO may use reverse repurchase agreements for purposes of meeting redemptions or as part of its investment strategy. The LIMITED DURATION PORTFOLIO may also use dollar rolls as part of its investment strategy.

     Reverse repurchase agreements involve sales by the Portfolio of assets concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price. Reverse repurchase agreements involve the risk that the market value of the securities the Portfolio is obligated to purchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities.

     Dollar rolls involve the Portfolio selling securities for delivery in the current month and simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio will forgo principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

     Reverse repurchase agreements and dollar rolls are speculative techniques involving leverage and are considered borrowings by the Portfolio. With respect to each of the INCOME PLUS PORTFOLIO and the EUROPEAN EQUITY PORTFOLIO, reverse repurchase agreements may not exceed 10% of the Portfolio's total assets.

     INVESTMENT IN REAL ESTATE INVESTMENT TRUSTS. Each of the UTILITIES PORTFOLIO, the INCOME BUILDER PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the GLOBAL ADVANTAGE PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EQUITY PORTFOLIO, the EUROPEAN EQUITY PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO and the STRATEGIST PORTFOLIO may invest in real estate investment trusts (also known as "REITs"). REITs pool investors' funds for investment primarily in income-producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs or Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs.

     A shareholder in a Portfolio, by investing in REITs indirectly through a Portfolio, will bear not only his proportionate share of the expenses of the Portfolio, but also, indirectly, the management expenses of the underlying REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or its failure to maintain exemption from registration under the Investment Company Act.

     LOANS OF FUND SECURITIES. Each Portfolio may lend its portfolio securities to brokers, dealers, banks and other institutional investors. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the cash collateral with respect to the loan or fees received from the borrower in connection with the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. The Portfolio employs an agent to implement the securities lending program and the agent receives a fee from the Portfolio for its services. Each Portfolio (except for the Limited Duration Portfolio, the S&P 500 Index Portfolio, the Global Advantage Portfolio, the Aggressive Equity Portfolio and the Information Portfolio) will not lend more than 10% of the value of its total assets. The Limited Duration Portfolio, the S&P 500 Index Portfolio, the Global Advantage Portfolio, the Aggressive Equity Portfolio and the Information Portfolio will not lend more than 33 1/3 of the value of its total assets.

     Each Portfolio may lend its portfolio securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act or the Rules and Regulations or interpretations of the SEC thereunder, which currently require that (i) the borrower pledge and maintain with the fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned; (ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to market" on a daily basis);
(iii) the loan be made subject to termination by the fund at any time; and (iv) the fund receives a reasonable return on the loan (which may include the fund investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. In addition, voting rights may pass with the loaned securities, but the Portfolio will retain the right to call any security in anticipation of a vote that its Investment Adviser or Sub-Adviser deems material to the security on loan.

     There may be risks of delay and costs involved in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. These delays and costs could be greater for foreign securities. However, loans will be made only to borrowers deemed by the Investment Adviser to be creditworthy and when, in the judgment of the Investment Adviser, the income which can be earned from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer, bank or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Trustees. The Portfolio also bears the risk that the reinvestment of collateral will result in a principal loss. Finally, there is the risk that the price of the securities will increase while they are on loan and the collateral will not be adequate to cover their value.


     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time, each Portfolio, other than the S&P 500 INDEX PORTFOLIO, may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While a Portfolio will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Portfolio may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

     At the time a Portfolio makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of a Portfolio's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Portfolio will also earmark or establish a segregated account on its books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.


     WHEN, AS AND IF ISSUED SECURITIES. Each Portfolio, other than the MONEY MARKET PORTFOLIO and the S&P 500 INDEX PORTFOLIO, may purchase securities on a "when, as and if issued" basis, under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in a Portfolio until the Investment Adviser determines that issuance of the security is probable. At that time, the Portfolio will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Portfolio will also establish a segregated account on the Portfolio's books in which it will maintain cash, cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

     The value of a Portfolio's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Portfolio, may not exceed 5% of the value of the Portfolio's net assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the Portfolio assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. A Portfolio may also sell securities on a "when, as and if issued" basis, provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Portfolio at the time of sale.

     PRIVATE PLACEMENTS. As a fundamental policy, which may only be changed by the shareholders of the affected Portfolios, each of the INCOME PLUS PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the EQUITY PORTFOLIO and the STRATEGIST PORTFOLIO may invest up to 5% of its total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable.

     As a non-fundamental policy, which may be changed by the Trustees, each of the UTILITIES PORTFOLIO, the INCOME BUILDER PORTFOLIO and the EUROPEAN EQUITY PORTFOLIO may invest up to 10% of its total assets in such restricted securities; each of the HIGH YIELD PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO and the GLOBAL ADVANTAGE PORTFOLIO may invest up to 15% of its total assets in such restricted securities; and each of the LIMITED DURATION PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO and the INFORMATION PORTFOLIO may invest up to 15% of its net assets in such restricted securities. (With respect to these nine Portfolios, securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placement or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent a Portfolio from disposing of them promptly at reasonable prices. A Portfolio may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

     Rule 144A permits the above-listed Portfolios to sell restricted securities to qualified institutional buyers without limitation. The Investment Adviser, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each restricted security purchased by a Portfolio. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which may not exceed, as to each of the INCOME PLUS Portfolio, the UTILITIES PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the EUROPEAN EQUITY PORTFOLIO, the EQUITY PORTFOLIO and the STRATEGIST PORTFOLIO, 10% of the Portfolio's total assets and, as to each of the other Portfolios listed above, 15% of the Portfolio's net assets, as more fully described under "Fund Policies/Investment Restrictions" below. However, investing in Rule 144A securities could have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.


     WARRANTS AND SUBSCRIPTION RIGHTS. Each Portfolio, other than the MONEY MARKET PORTFOLIO and the INCOME PLUS PORTFOLIO, may acquire warrants and subscription rights attached to other securities. In addition, each of the INCOME BUILDER PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN EQUITY PORTFOLIO, the EQUITY PORTFOLIO, the INFORMATION PORTFOLIO and the STRATEGIST PORTFOLIO may invest up to 5% of its assets in warrants not attached to other securities, with a limit of up to 2% of its total assets in warrants that are not listed on the New York or American Stock Exchange. The GLOBAL ADVANTAGE Portfolio may invest in warrants which are issued as a distribution by the issuer or a security held in its portfolio. A warrant is, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and has no voting rights, pays no dividends and has no rights with respect to the corporation issuing it.


     A subscription right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public. A subscription right normally has a life of two to four weeks and a subscription price lower than the current market value of the common stock.


     TRAINs. Each of the LIMITED DURATION PORTFOLIO, the HIGH YIELD PORTFOLIO, the INCOME PLUS PORTFOLIO and the STRATEGIST PORTFOLIO may invest up to 10% of its net assets in Targeted Return Index Securities ("TRAINs"), which are investment vehicles structured as trusts. Each trust represents an undivided investment interest in the pool of securities (generally high yield securities) underlying the trust without the brokerage and other expenses associated with holding small positions in individual securities. TRAINs are not registered under the Securities Act or the Investment Company Act and therefore must be held by qualified purchasers and resold to qualified institutional buyers pursuant to Rule 144A under the Securities Act. Investments in certain TRAINs may have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.


     SWAPS. The LIMITED DURATION PORTFOLIO, the INCOME PLUS PORTFOLIO, the HIGH YIELD PORTFOLIO and the STRATEGIST PORTFOLIO may invest in swaps. A swap is a derivative in the form of an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" includes currencies, fixed interest rates, prices, total return on interest rate indices, fixed-income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Portfolio may agree to swap the return generated by a fixed-income index for the return generated by a second fixed-income index. The currency swaps in which a Potfolio may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

     The swaps in which a Portfolio may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that a Portfolio is contractually obligated to make. If the other party to a swap defaults, a Portfolio's risk of loss consists of the net amount of payments that a Portfolio is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors, and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.


     The swaps in which a Portfolio may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that a Portfolio is contractually obligated to make. If the other party to a swap defaults, a Portfolio's risk of loss consists of the net amount of payments that the Portfolio is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors, and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

     A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments. A Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to a Portfolio) and any accrued but unpaid net amounts owed to a swap Counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities to avoid any potential leveraging of the Portfolio. To the extent that these swaps, caps, floors, and collars are entered into for hedging purposes, the Investment Adviser and/or Sub-Adviser, as applicable, believes such obligations do not constitute "senior securities" under the Investment Company Act and, accordingly, will not treat them as being subject to a Portfolio's borrowing restrictions. A Portfolio may enter into OTC Derivatives transactions (swaps, caps, floors, puts, etc., but excluding foreign exchange contracts) with counterparties that are approved by the Investment Adviser in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties with ratings below AA.


     Interest rate and total rate of return swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate and total rate of return swaps is limited to the net amount of interest payments that a Portfolio is contractually obligated to make. If the other party to an interest rate or total rate of return swap defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive. In contrast, currency swaps may involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap may be subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.


     The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary fund securities transactions. If the Investment Adviser and/or Sub-Adviser, as applicable, is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolio would be less favorable than it would have been if this investment technique were not used.


     Each of the above Portfolios may enter into credit default swap contracts for hedging purposes, to add leverage to its portfolio or to gain exposure to a credit in which a Portfolio may otherwise invest. As the seller in a credit default swap contract, a Portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obliga-tions. As the seller, the Portfolio would effectively add leverage to the Portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

     Each of the above Portfolios may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in the Portfolio, in which case the Portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk that the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default.

     Each of the above Portfolios will earmark or segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked-to-market on a daily basis.


     FOREIGN INVESTMENT. Each Portfolio, except for the MONEY MARKET PORTFOLIO, may invest in foreign securities. Investing in foreign securities involves certain special considerations which are not typically associated with investments in the securities of U.S. issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and may have policies that are not comparable to those of domestic issuers. As a result, there may be less information available about foreign issuers than about domestic issuers. Securities of some foreign issuers are generally less liquid and more volatile than securities of comparable domestic issuers. There is generally less government supervision and regulation of stock exchanges, brokers and listed issuers than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political and social instability, or diplomatic development which could affect U.S. investments in those countries. The costs of investing in foreign countries frequently is higher than the costs of investing in the United States. Although the Investment Adviser and Sub-Advisers endeavor to achieve the most favorable execution costs in portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

     Investments in securities of foreign issuers generally are denominated in foreign currencies. Accordingly, the value of each Portfolio's assets, as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. A Portfolio may incur costs in connection with conversions between various currencies.

     Certain foreign governments levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.

     EMERGING MARKET SECURITIES. Each Portfolio, except for the MONEY MARKET PORTFOLIO, may invest in emerging market securities. An emerging market security is one issued by a foreign government or private issuer that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in emerging markets or (iii) it is organized under the laws of, or has a principal office in, an emerging market country. Based on these criteria it is possible for a security to be considered issued by an issuer in more than one country. Therefore, it is possible for the securities of an issuer that has one or more of these characteristics in connection with any emerging market country not to be considered an emerging market security if it has one or more of these characteristics in connection with a developed country.

     Emerging market describes any country which is generally considered to be an emerging or developing country by major organizations in the international financial community, such as the International Bank for Reconstruction and Development (more commonly known as the World Bank) and the International Finance Corporation. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

     The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures. These economies also have been, and may continue to be, adversely effected by economic conditions in the countries with which they trade.

     Prior governmental approval for foreign investments may be required under certain circumstances in some emerging market countries, and the extent of foreign investment in certain fixed income securities and domestic companies may be subject to limitation in other emerging market countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging market countries to prevent, among other concerns, violation of foreign investment limitations. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

     Investment in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the funds will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud. Emerging market countries also pose the risk of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic development (including war) that could affect adversely the economies of such countries or the value of the Fund's investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.

     Investments in emerging markets may also be exposed to an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

     DEPOSITARY RECEIPTS. Each Portfolio, except the MONEY MARKET PORTFOLIO, may invest in Depositary Receipts. Depositary Receipts represent an ownership interest in securities of foreign companies (an "underlying issuer") that are deposited with a depositary. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. Depositary Receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of Depositary Receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "Depositary Receipts"). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

     Depositary Receipts may be "sponsored" or "unsponsored." Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing unsponsored Depositary Receipts. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of a Portfolio's investment policies, the Portfolio's investments in Depositary Receipts will be deemed to be an investment in the underlying securities, except that ADRs may be deemed to be issued by a U.S. issuer.

     OTHER INVESTMENT VEHICLES. Each of the AGGRESSIVE EQUITY PORTFOLIO, the GLOBAL ADVANTAGE PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN EQUITY PORTFOLIO, the INFORMATION PORTFOLIO and the LIMITED DURATION PORTFOLIO may acquire shares in other investment companies, including foreign investment companies. Investment in foreign investment companies may be the sole or most practical means by which these six Portfolios may participate in certain foreign securities markets. In addition, the S&P 500 PORTFOLIO may acquire shares of other investment companies. As a shareholder in an investment company, a Portfolio would bear its ratable share of that entity's expenses, including its investment advisory and administration fees. At the same time, the Portfolio would continue to pay its own investment advisory and administration fees and other expenses. As a result, the Portfolio and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in other investment companies.

D. FUND POLICIES/INVESTMENT RESTRICTIONS


     The investment restrictions listed below have been adopted by the Fund as fundamental policies of the Portfolios except as otherwise indicated. Under the Investment Company Act, a fundamental policy of a Portfolio may not be changed without the vote of a majority of the outstanding voting securities of the Portfolio. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares of a Portfolio present at a meeting of Fund shareholders, if the holders of 50% of the outstanding shares of the Portfolio are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Portfolio. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment, except in the case of borrowings and investments in illiquid securities, and
(ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.


INVESTMENT OBJECTIVES

     The investment objective of each Portfolio is a fundamental policy which may not be changed without the approval of the shareholders of that Portfolio.

RESTRICTIONS APPLICABLE TO ALL PORTFOLIOS

Each Portfolio MAY NOT:


     1. Invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities), or purchase more than 10% of the voting securities, or more than 10% of any class of security, of any issuer (for this purpose all outstanding debt securities of an issuer are considered as one class and all preferred stock of an issuer are considered as one class). With regard to the LIMITED DURATION PORTFOLIO, the INCOME BUILDER PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN EQUITY PORTFOLIO, the S&P 500 INDEX PORTFOLIO, the GLOBAL ADVANTAGE PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO and the INFORMATION PORTFOLIO, these limitations apply only as to 75% of the Portfolio's total assets.


     2. Concentrate its investments in any particular industry, but if deemed appropriate for attainment of its investment objective, a Portfolio may invest up to 25% of its total assets (valued at the time of investment) in any one industry classification used by that Portfolio for investment purposes. This restriction does not apply to obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, or, in the case of the MONEY MARKET PORTFOLIO, to domestic bank obligations (not including obligations issued by foreign branches of such banks). This restriction does not apply, in the case of the UTILITIES PORTFOLIO, to the utilities industry and, in the case of the INFORMATION PORTFOLIO, to the communications and information industry, in which industries these Portfolios will concentrate, respectively.

     3. Except for the LIMITED DURATION PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO and the INFORMATION PORTFOLIO, invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     4. Purchase or sell commodities or commodity futures contracts, or oil, gas or mineral exploration or developmental programs, except that a Portfolio may invest in the securities of companies which operate, invest in, or sponsor such programs, and (i) the LIMITED DURATION PORTFOLIO, the INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the INCOME BUILDER PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN EQUITY PORTFOLIO, the GLOBAL ADVANTAGE PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO, the INFORMATION PORTFOLIO and the STRATEGIST PORTFOLIO may purchase or sell futures contracts and related options thereon; and (ii) the LIMITED DURATION PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN EQUITY PORTFOLIO, the GLOBAL ADVANTAGE PORTFOLIO and the AGGRESSIVE EQUITY PORTFOLIO may purchase or sell currency futures contracts and related options thereon and the S&P 500 INDEX PORTFOLIO may purchase or sell index futures contracts.

     5. Borrow money (except insofar as each of the LIMITED DURATION PORTFOLIO and the EUROPEAN GROWTH PORTFOLIO may be deemed to have borrowed by entrance into a reverse repurchase agreement (in an amount not exceeding 10% of the Portfolio's total assets, except in the case of the LIMITED DURATION

PORTFOLIO)), except from banks for temporary or emergency purposes or to meet redemption requests which might otherwise require the untimely disposition of securities, and, in the case of the Portfolios other than the INCOME PLUS PORTFOLIO, not for investment or leveraging, provided that borrowing in the aggregate (other than, in the case of the INCOME PLUS PORTFOLIO, for investment or leveraging) may not exceed 5% of the value of the Portfolio's total assets (including the amount borrowed) at the time of such borrowing.

     6. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings. (For the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial margin for futures are not deemed to be pledges of assets.)

     7. Purchase securities on margin (but the Portfolios may obtain short-term loans as are necessary for the clearance of transactions). The deposit or payment by the LIMITED DURATION PORTFOLIO, the INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the INCOME BUILDER PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN EQUITY PORTFOLIO, the S&P 500 INDEX PORTFOLIO, the GLOBAL ADVANTAGE PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO, the INFORMATION PORTFOLIO and the STRATEGIST PORTFOLIO of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

     8. In the case of each Portfolio, other than the LIMITED DURATION PORTFOLIO, the S&P 500 INDEX PORTFOLIO, the GLOBAL ADVANTAGE PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO and the INFORMATION PORTFOLIO, purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets or, in the case of the GLOBAL DIVIDEND GROWTH PORTFOLIO and the EUROPEAN EQUITY PORTFOLIO, in accordance with the provisions of Section 12(d) of the Investment Company Act and any Rules promulgated thereunder.

     9. Make loans of money or securities, except (a) by the purchase of debt obligations in which the Portfolio may invest consistent with its investment objectives and policies; (b) by investing in repurchase agreements; or (c) by lending its portfolio securities, not in excess of 10% of the value of a Portfolio's total assets, including maintaining collateral from the borrower equal at all times to the current market value of the securities loaned, provided that lending of portfolio securities is not deemed to be loans in the case of the LIMITED DURATION PORTFOLIO, the S&P 500 INDEX PORTFOLIO, the GLOBAL ADVANTAGE PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO and the INFORMATION PORTFOLIO.

     10. In the case of each Portfolio, other than the LIMITED DURATION PORTFOLIO, the S&P 500 INDEX PORTFOLIO, the GLOBAL ADVANTAGE PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO and the INFORMATION PORTFOLIO, invest in securities of any issuer if, to the knowledge of the Fund, any officer or Trustee of the Fund or any officer or director of the Investment Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, Trustees and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

     11. Purchase or sell real estate; however, the Portfolios may purchase marketable securities of issuers which engage in real estate operations or which invest in real estate or interests therein, including real estate investment trusts and securities which are secured by real estate or interests therein.

     12. Engage in the underwriting of securities, except insofar as the Portfolio may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

     13. Invest for the purposes of exercising control or management of another company.

     14. Participate on a joint or a joint and several basis in any securities trading account. The "bunching" of orders of two or more Portfolios (or of one or more Portfolios and of other accounts under the investment management of the Investment Adviser) for the sale or purchase of portfolio securities shall not be considered participating in a joint securities trading account.

     15. Issue senior securities as defined in the Investment Company Act, except insofar as the Portfolio may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement (or, in the case of the INCOME PLUS PORTFOLIO and the EUROPEAN EQUITY PORTFOLIO, a reverse repurchase agreement, or, in the case of the LIMITED DURATION PORTFOLIO, a reverse repurchase agreement or a dollar roll); (b) borrowing money in accordance with restrictions described above; (c) purchasing any security on a when-issued, delayed delivery or forward commitment basis; (d) lending portfolio securities; or (e) purchasing or selling futures contracts, forward foreign exchange contracts or options, if such investments are otherwise permitted for the Portfolio.

RESTRICTIONS APPLICABLE TO RESTRICTED AND ILLIQUID SECURITIES

     16. Each of the INCOME PLUS PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the EQUITY PORTFOLIO and the STRATEGIST PORTFOLIO may not invest more than 5% of the value of its total assets in securities which are restricted as to disposition under the Federal securities laws or otherwise, provided that this restriction shall not apply to securities received as a result of a corporate reorganization or similar transaction affecting readily marketable securities already held by the Portfolio; however, these Portfolios will attempt to dispose in an orderly fashion of any of these securities to the extent that these, together with other illiquid securities, exceed 10% of the Portfolio's total assets.

     17. Both the UTILITIES PORTFOLIO and the EUROPEAN EQUITY PORTFOLIO may not invest more than 10% of its total assets in "illiquid securities" (securities for which market quotations are not readily available) and repurchase agreements which have a maturity of longer than seven days. In addition, no more than 15% of the EUROPEAN EQUITY PORTFOLIO's net assets will be invested in such illiquid securities and foreign securities not traded on a recognized domestic or foreign exchange.

RESTRICTIONS APPLICABLE TO THE MONEY MARKET PORTFOLIO ONLY

The MONEY MARKET PORTFOLIO may not:

     1. Purchase securities for which there are legal or contractual restrictions on resale (I.E., restricted securities).

     2. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof.

RESTRICTIONS APPLICABLE TO THE INCOME PLUS PORTFOLIO ONLY

     The INCOME PLUS PORTFOLIO may not acquire any common stocks except when acquired upon conversion of fixed-income securities. The INCOME PLUS PORTFOLIO will attempt to dispose in an orderly fashion of any common stocks acquired under these circumstances.

RESTRICTIONS APPLICABLE TO THE HIGH YIELD PORTFOLIO ONLY

The HIGH YIELD PORTFOLIO may not:

     1. Acquire any common stocks, except (a) when attached to or included in a unit with fixed-income securities; (b) when acquired upon conversion of fixed-income securities; or (c) when acquired upon exercise of warrants attached to fixed-income securities. The HIGH YIELD PORTFOLIO may retain common stocks so acquired, but not in excess of 10% of its total assets.

     2. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof.

RESTRICTIONS APPLICABLE TO THE DIVIDEND GROWTH PORTFOLIO ONLY

     The DIVIDEND GROWTH PORTFOLIO may not invest more than 5% of the value of its total assets in warrants, including not more than 2% of such assets in warrants not listed on either the New York or American Stock Exchange. However, the acquisition of warrants attached to other securities is not subject to this restriction.

RESTRICTIONS APPLICABLE TO THE EQUITY PORTFOLIO ONLY

The EQUITY PORTFOLIO may not:

     1. Invest more than 5% of the value of its total assets in warrants, including not more than 2% of such assets in warrants not listed on either the New York or American Stock Exchange. However, the acquisition of warrants attached to other securities is not subject to this restriction.

     2. Purchase non-convertible corporate bonds unless rated at the time of purchase Aa or better by Moody's or AA or better by S&P, or purchase commercial paper unless issued by a U.S. corporation and rated at the time of purchase Prime-1 by Moody's or A-1 by S&P, although it may continue to hold a security if its quality rating is reduced by a rating service below those specified.

     3. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof.

     4. Invest in securities of foreign issuers, except for (i) securities of Canadian issuers registered under the Securities Exchange Act of 1934 and (ii) American Depositary Receipts.

E. DISCLOSURE OF PORTFOLIO HOLDINGS

     The Fund's Board of Trustees and the Investment Adviser have adopted policies and procedures regarding disclosure of portfolio holdings (the "Policy"). Pursuant to the Policy, the Investment Adviser may disclose information concerning Fund portfolio holdings only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the Fund's and the Investment Adviser's fiduciary duties to Fund shareholders. The Investment Adviser may not receive compensation or any other consideration in connection with the disclosure of information about the portfolio securities of the Fund. Consideration includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Investment Adviser or by any affiliated person of the Investment Adviser. Non-public information concerning portfolio holdings may be divulged to third parties only when the Fund has a legitimate business purpose for doing so and the recipients of the information are subject to a duty of confidentiality. Under no circumstances shall current or prospective Fund shareholders receive non-public portfolio holdings information, except as described below.

     The Fund makes available on its public website the following portfolio holdings information:


     - Complete portfolio holdings information quarterly on a calendar quarter basis with a minimum 30 calendar day lag;

     - Top 10 (or top 15) holdings monthly with a minimum 15 business day lag (except for the MONEY MARKET PORTFOLIO).


     The Fund provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its semiannual and annual reports, and for the first and third fiscal quarter in its filings with the SEC on Form N-Q.

     All other portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is non-public information for purposes of the Policy.

     The Fund may make selective disclosure of non-public portfolio holdings. Third parties eligible to receive such disclosures currently include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers and service providers, provided that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the non-public information. Non-public portfolio holdings information may not be disclosed to a third party unless and until the arrangement has been reviewed and approved pursuant to the requirements set forth in the Policy. Subject to the terms and conditions of any agreement between the Investment Adviser or the Fund and the third party recipient, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Fund non-public portfolio holdings information is released, and no lag period shall apply (unless otherwise indicated below).


     The Investment Adviser may provide interest lists to broker-dealers who execute securities transactions for the Fund without entering into a nondisclosure agreement with the broker-dealers, provided that the interest list satisfies all of the following criteria: (1) the interest list must contain only the CUSIP numbers and/or ticker symbols of securities held in all registered management investment companies advised by the Investment Adviser or any affiliate of the Investment Adviser (the "MSIM Funds") on an aggregate, rather than a fund-by-fund basis; (2) the interest list must not contain information about the number or value of shares owned by a specified MSIM Fund; (3) the interest list may identify the investment strategy, but not the particular MSIM Funds, to which the list relates; and (4) the interest list may not identify the portfolio manager or team members responsible for managing the MSIM Funds.

     Fund shareholders may elect in some circumstances to redeem their shares of the Fund in exchange for their pro rata share of the securities held by the Fund. Under such circumstances, Fund shareholders may receive a complete listing of the holdings of the Fund up to seven calendar days prior to making the redemption request provided that they represent orally or in writing that they agree not to disclose or trade on the basis of the portfolio holdings information.


     The Fund may discuss or otherwise disclose performance attribution analyses (i.e., mention the effects of having a particular security in the portfolio(s)) where such discussion is not contemporaneously made public, provided that the particular holding has been disclosed publicly. Additionally, any discussion of the analyses may not be more current than the date the holding was disclosed publicly.

     The Fund may disclose portfolio holdings to transition managers, provided that the Fund has entered into a non-disclosure or confidentiality agreement with the party requesting that the information be provided to the transition manager and the party to the non-disclosure agreement has, in turn, entered into a non-disclosure or confidentiality agreement with the transition manager.

     The Investment Adviser and/or the Fund have entered into ongoing arrangements to make available public and/or non-public information about the Fund's portfolio securities. Provided that the recipient of the information falls into one or more of the categories listed below, and the recipient has entered into a nondisclosure agreement with the Fund, or owes a duty of trust or confidence to the Investment Adviser or the Fund, the recipient may receive portfolio holdings information pursuant to such agreement without obtaining pre-approval from either the Portfolio Holdings Review Committee ("PHRC") or the Fund's Board of Trustees. In all such instances, however, the PHRC will be responsible for reporting to the Fund's Board of Trustees, or designated Committee thereof, material information concerning the ongoing arrangements at each Board's next regularly scheduled Board meeting. Categories of parties eligible to receive information pursuant to such ongoing arrangements include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers and service providers.

     The Investment Adviser and/or the Fund currently have entered into ongoing arrangements with the following parties:


NAME                                         INFORMATION DISCLOSED       FREQUENCY(1)                   LAG TIME
----------------------------------------   -----------------------  ---------------------  -------------------------------
SERVICE PROVIDERS

Institutional Shareholder Services (ISS)   Complete portfolio       Twice a month                          (2)
  (proxy voting agent)(*)                  holdings

FT Interactive Data Pricing Service        Complete portfolio       As needed                              (2)
  Provider(*)                              holdings

Morgan Stanley Trust(*)                    Complete portfolio       As needed
                                           holdings

The Bank of New York(*)                    Complete portfolio       As needed
                                           holdings

FUND RATING AGENCIES

Lipper(*)                                  Top Ten and complete     Monthly basis          Approximately 15 days after
                                           portfolio holdings                              quarter end and approximately
                                                                                           30 days after month end

Morningstar(**)                            Top Ten and complete     Quarterly basis        Approximately 15 days after
                                           portfolio holdings                              quarter end and approximately
                                                                                           30 days after quarter end

Standard & Poor's(*)                       Complete portfolio       Quarterly basis        Approximately 15 day lag
                                           holdings

Investment Company Institute(**)           Top Ten portfolio        Quarterly basis        Approximately 15 days after
                                           holdings                                        quarter end

CONSULTANTS AND ANALYSTS

Americh Massena & Associates, Inc.(*)      Top Ten and Complete     Quarterly basis(5)     Approximately 10-12 days after
                                           portfolio holdings                              quarter end

Bloomberg(**)                              Complete portfolio       Quarterly basis(5)     Approximately 30 days after
                                           holdings                                        quarter end

Callan Associates(*)                       Top Ten and Complete     Monthly and            Approximately 10-12 days after
                                           portfolio holdings       quarterly basis,       month/quarter end
                                                                    respectively(5)

Cambridge Associates(*)                    Top Ten and Complete     Quarterly basis(5)     Approximately 10-12 days after
                                           portfolio holdings                              quarter end

Citigroup(*)                               Complete portfolio       Quarterly basis(5)     At least one day after quarter
                                           holdings                                        end

CTC Consulting, Inc.(**)                   Top Ten and Complete     Quarterly basis        Approximately 15 days after
                                           portfolio holdings                              quarter end and approximately
                                                                                           30 days after quarter end,
                                                                                           respectively

NAME                                         INFORMATION DISCLOSED       FREQUENCY(1)                   LAG TIME
----------------------------------------   -----------------------  ---------------------  -------------------------------

Credit Suisse First Boston(*)              Top Ten and Complete     Monthly and            Approximately 10-12 days
                                           portfolio holdings       quarterly basis,       after month/quarter end
                                                                    respectively(5)

Evaluation Associates(*)                   Top Ten and Complete     Monthly and            Approximately 10-12 days
                                           portfolio holdings       quarterly basis,       after month/quarter end
                                                                    respectively(5)

Fund Evaluation Group(**)                  Top Ten portfolio        Quarterly basis        At least 15 days after
                                           holdings(3)                                     quarter end

Jeffrey Slocum & Associates(*)             Complete portfolio       Quarterly basis(5)     Approximately 10-12 days
                                           holdings(4)                                     after quarter end

Hammond Associates(**)                     Complete portfolio       Quarterly basis        At least 30 days after
                                           holdings(4)                                     quarter end

Hartland & Co.(**)                         Complete portfolio       Quarterly basis        At least 30 days after
                                           holdings(4)                                     quarter end

Hewitt Associates(*)                       Top Ten and Complete     Monthly and            Approximately 10-12 days
                                           portfolio holdings       quarterly basis,       after month/quarter end
                                                                    respectively(5)

Merrill Lynch(*)                           Top Ten and full         Monthly and            Approximately 10-12 days
                                           portfolio holdings       quarterly basis,       after month/quarter end
                                                                    respectively(5)

Mobius(**)                                 Top Ten portfolio        Monthly basis          At least 15 days after month
                                           holdings(3)                                     end

Nelsons(**)                                Top Ten holdings(3)      Quarterly basis        At least 15 days after
                                                                                           quarter end

Prime Buchholz & Associates, Inc.(**)      Complete portfolio       Quarterly basis        At least 30 days after
                                           holdings(4)                                     quarter end

PSN(**)                                    Top Ten portfolio        Quarterly basis        At least 15 days after
                                           holdings(3)                                     quarter end

PFM Asset Management LLC(*)                Top Ten and Complete     Quarterly              Approximately 10-12 days
                                           portfolio holdings       basis(5)               after quarter end

Russell Investment Group/Russell/          Top Ten and Complete     Monthly and            At least 15 days after month
  Mellon Analytical Services, Inc.(**)     portfolio holdings       quarterly basis        end and at least 30 days
                                                                                           after quarter end, respectively

Stratford Advisory Group, Inc.(*)          Top Ten portfolio        Quarterly              Approximately 10-12 days
                                           holdings(6)              basis(5)               after quarter end

Thompson Financial(**)                     Complete portfolio       Quarterly basis        At least 30 days after
                                           holdings(4)                                     quarter end

Watershed Investment Consultants,          Top Ten and Complete     Quarterly basis(5)     Approximately 10-12 days
  Inc.(*)                                  portfolio holdings                              after quarter end

Yanni Partners(**)                         Top Ten portfolio        Quarterly basis        At least 15 days after
                                           holdings(3)                                     quarter end

PORTFOLIO ANALYSTICS PROVIDERS

Fact Set(*)                                Complete portfolio       Daily                  One day
                                           holdings


----------
(*) This entity has agreed to maintain Fund non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information.
(**) The Fund does not currently have a non-disclosure agreement in place with this entity and therefore the entity can only receive publicly available information.
(1) Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not at all).
(2) Information will typically be provided on a real time basis or as soon thereafter as possible.

(3) Complete portfolio holdings will also be provided upon request from time to time on a quarterly basis, with at least a 30 day lag.

(4) Top Ten portfolio holdings will also be provided upon request from time to time, with at least a 15 day lag.
(5)  This information will also be provided upon request from time to time.

(6) Complete portfolio holdings will also be provided upon request from time to time.


     In addition, the following insurance companies, which are deemed service providers to the Fund, receive Top Ten portfolio holdings information, on a quarterly basis, approximately 15 days after quarter end: Allstate Life Insurance Company, Allstate Life Insurance Company of New York, Travelers Life Insurance

Company and Paragon Life Insurance Company. The Fund does not currently have non-disclosure agreements in place with these entities and therefore, these entities can only receive publicly available information.


     In addition, persons who owe a duty of trust or confidence to the Investment Adviser or the Fund may receive non-public portfolio holdings information without entering into a non-disclosure agreement. Currently, these persons include, (i) the Fund's independent registered public accounting firm (as of the Fund's fiscal year end and on an as needed basis),
(ii) counsel to the Fund (on an as needed basis), (iii) counsel to the Independent Trustees (on an as needed basis) and (iv) members of the Board of Trustees (on an as needed basis).


     All selective disclosures of non-public portfolio holdings information made to third parties pursuant to the exemptions set forth in the Policy must be pre-approved by both the PHRC and the Fund's Board of Trustees (or designated Committee thereof), except for (i) disclosures made to third parties pursuant to ongoing arrangements (discussed above); (ii) disclosures made to third parties pursuant to Special Meetings of the PHRC; (iii) broker-dealer interest lists;
(iv) shareholder in-kind distributions; (v) attribution analyses or (vi) in connection with transition managers. The Investment Adviser shall report quarterly to the Board of Trustees (or a designated Committee thereof) information concerning all parties receiving non-public portfolio holdings information pursuant to an exemption. Procedures to monitor the use of such non-public portfolio holdings information may include requiring annual certifications that the recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Investment Adviser and, for those recipients receiving information electronically, acceptance of the information will constitute reaffirmation that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the nonpublic information.

     In no instance may the Investment Adviser or the Fund receive any compensation or consideration in exchange for the portfolio holdings information.

     The PHRC is responsible for creating and implementing the Policy and, in this regard, has expressly adopted it. The following are some of the functions and responsibilities of the PHRC:

     (a) The PHRC, which will consist of executive officers of the Fund and the Investment Adviser or their designees, is responsible for establishing portfolio holdings disclosure policies and guidelines and determining how portfolio holdings information will be disclosed on an ongoing basis.

     (b) The PHRC will periodically review and have the authority to amend as necessary the Fund's portfolio holdings disclosure policies and guidelines (as expressed by the Policy).


     (c) The PHRC will meet at least quarterly to (among other matters): (1) address any outstanding issues relating to the Policy, including matters relating to (i) disclosures made to third parties pursuant to ongoing arrangements (described above); (ii) broker-dealer interest lists; (iii) shareholder in-kind distributions; (iv) attribution analyses; or (v) in connection with transition managers; (2) review non-disclosure agreements that have been executed with third parties and determine whether the third parties will receive portfolio holdings information; and (3) generally review the procedures that the Investment Adviser employs to ensure that disclosure of information about portfolio securities is in the best interests of Fund shareholders, including procedures to address conflicts between the interests of Fund shareholders, on the one hand, and those of the Investment Adviser, the Distributor, or any affiliated person of the Fund, the Investment Adviser or the Distributor, on the other.

     (d) Any member of the PHRC may call a Special Meeting of the PHRC to consider whether a third-party that is not listed in (c) above may receive non-public portfolio holdings information pursuant to a validly executed nondisclosure agreement. At least three members of the PHRC, or their designees, and one member of the Fund's Audit Committee, or his or her designee, shall be present at the Special Meeting in order to constitute a quorum. At any Special Meeting at which a quorum is present, the decision of a majority of the PHRC members present and voting shall be determinative as to any matter submitted to a vote; provided, however, that the Audit Committee member, or his or her designee, must concur in the determination in order for it to become effective.


     (e) The PHRC, or its designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the PHRC, or its designee(s) for a period of at least 6 years. The

PHRC, or its designee(s), will report their decisions to the Board of Trustees at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the PHRC during the most recently ended calendar quarter immediately preceding the Board meeting.

III. MANAGEMENT OF THE FUND

A. BOARD OF TRUSTEES

     The Trustees oversee the management of the Portfolios, but do not manage each Portfolio. The Trustees review various services provided by or under the direction of the Investment Adviser to ensure that each Portfolio's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to each Portfolio in a satisfactory manner.

     Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and each Portfolio and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith, with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and each Portfolio and its shareholders.

B. MANAGEMENT INFORMATION

     TRUSTEES AND OFFICERS. The Board of the Fund consists of nine Trustees. These same individuals also serve as directors or trustees for all of the funds advised by the Investment Adviser (the "Retail Funds") and certain of the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the "Institutional Funds"). Seven Trustees have no affiliation or business connection with the Investment Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Investment Adviser's parent company, Morgan Stanley. These are the "non-interested" or "Independent" Trustees. The other two Trustees (the "Management Trustees") are affiliated with the Investment Adviser.


     The Independent Trustees of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of December 31, 2005) and other directorships, if any, held by the Trustees, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment advisor that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.).



                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                                                                                      IN FUND
                             POSITION(S)  LENGTH OF                                   COMPLEX
 NAME, AGE AND ADDRESS OF     HELD WITH     TIME     PRINCIPAL OCCUPATION(S) DURING   OVERSEEN        OTHER DIRECTORSHIPS HELD
   INDEPENDENT TRUSTEE       REGISTRANT    SERVED*           PAST 5 YEARS**          BY TRUSTEE              BY TRUSTEE
---------------------------  -----------  ---------  ------------------------------  ----------  ----------------------------------
Michael Bozic (65)           Trustee      Since      Private investor; Director or      197      Director of various business
c/o Kramer Levin Naftalis                 April      Trustee of the Retail Funds                 organizations.
& Frankel LLP                             1994       (since April 1994) and the
Counsel to the                                       Institutional Funds (since
Independent Trustees                                 July 2003); formerly Vice
1177 Avenue of the                                   Chairman of Kmart Corporation
Americas                                             (December 1998-October 2000),
New York, NY 10036                                   Chairman and Chief Executive
                                                     Officer of Levitz Furniture
                                                     Corporation (November
                                                     1995-November 1998) and
                                                     President and Chief Executive
                                                     Officer of Hills Department
                                                     Stores (May 1991-July 1995);
                                                     formerly variously Chairman,
                                                     Chief Executive Officer,
                                                     President and Chief Operating
                                                     Officer (1987-1991) of the
                                                     Sears Merchandise Group of
                                                     Sears, Roebuck & Co.


----------
* This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds, as applicable.

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                                                                                      IN FUND
                             POSITION(S)  LENGTH OF                                   COMPLEX
 NAME, AGE AND ADDRESS OF     HELD WITH     TIME     PRINCIPAL OCCUPATION(S) DURING   OVERSEEN        OTHER DIRECTORSHIPS HELD
   INDEPENDENT TRUSTEE       REGISTRANT    SERVED*           PAST 5 YEARS**          BY TRUSTEE              BY TRUSTEE
---------------------------  -----------  ---------  ------------------------------  ----------  ----------------------------------
Edwin J. Garn (73)           Trustee      Since      Consultant; Director or            197      Director of Franklin Covey (time
1031 N. Chartwell Court                   January    Trustee of the Retail Funds                 management systems), BMW Bank of
Salt Lake City, UT                        1993       (since January 1993) and the                North America, Inc. (industrial
84103                                                Institutional Funds (since                  loan corporation), Escrow Bank USA
                                                     July 2003); member of the Utah              (Industrial loan corporation),
                                                     Regional Advisory Board of                  United Space Alliance (joint
                                                     Pacific Corp (utility                       venture between Lockheed Martin
                                                     company); formerly Managing                 and the Boeing Company) and Nuskin
                                                     Director of Summit Venture LLC              Asia Pacific (multilevel
                                                     (2000-2004) (lobbying and                   marketing); member of the board of
                                                     consulting firm); United                    various civic and charitable
                                                     States Senator (R-Utah)                     organizations.
                                                     (1974-1992) and Chairman,
                                                     Senate Banking Committee
                                                     (1980-1986), Mayor of Salt
                                                     Lake City, Utah (1971-1974),
                                                     Astronaut, Space Shuttle
                                                     Discovery (April 12-19, 1985),
                                                     and Vice Chairman, Huntsman
                                                     Corporation (chemical
                                                     company).

Wayne E. Hedien (72)         Trustee      Since      Retired; Director or Trustee       197      Director of The PMI Group Inc.
c/o Kramer Levin Naftalis &               September  of the Retail Funds (since                  (private mortgage insurance);
Frankel LLP                               1997       September 1997) and the                     Trustee and Vice Chairman of The
Counsel to the                                       Institutional Funds (since                  Field Museum of Natural History;
Independent Trustees                                 July 2003); formerly                        director of various other business
1177 Avenue of the                                   associated with the Allstate                and charitable organizations.
Americas                                             Companies (1966-1994), most
New York, NY 10036                                   recently as Chairman of The
                                                     Allstate Corporation (March
                                                     1993-December 1994) and
                                                     Chairman and Chief Executive
                                                     Officer of its wholly-owned
                                                     subsidiary, Allstate Insurance
                                                     Company (July 1989-December
                                                     1994).

Dr. Manuel H. Johnson (57)   Trustee      Since      Senior Partner, Johnson Smick      197      Director of NVR, Inc. (home
c/o Johnson Smick                         July 1991  International, Inc., a                      construction); Director of KFX
Group, Inc.                                          consulting firm; Chairman of                Energy; Director of RBS Greenwich
888 16th Street, NW                                  the Audit Committee and                     Capital Holdings (financial
Suite 740                                            Director or Trustee of the                  holding company).
Washington, D.C. 20006                               Retail Funds (since July 1991)
                                                     and the Institutional Funds
                                                     (since July 2003); Co-Chairman
                                                     and a founder of the Group of
                                                     Seven Council (G7C), an
                                                     international economic
                                                     commission; formerly Vice
                                                     Chairman of the Board of
                                                     Governors of the Federal
                                                     Reserve System and Assistant
                                                     Secretary of the U.S.
                                                     Treasury.

Joseph J. Kearns (63)        Trustee      Since      President, Kearns & Associates     198      Director of Electro Rent
c/o Kearns & Associates                   July 2003  LLC (investment consulting);                Corporation (equipment leasing),
LLC                                                  Deputy Chairman of the Audit                The Ford Family Foundation, and
PMB754                                               Committee and Director or                   the UCLA Foundation.
23852 Pacific                                        Trustee of the Retail Funds
Coast Highway                                        (since July 2003) and the
Malibu, CA 90265                                     Institutional Funds (since
                                                     August 1994); previously
                                                     Chairman of the Audit
                                                     Committee of the Institutional
                                                     Funds (October 2001-July
                                                     2003); formerly CFO of the
                                                     J. Paul Getty Trust.


----------
* This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds, as applicable.

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                                                                                      IN FUND
                             POSITION(S)  LENGTH OF                                   COMPLEX
 NAME, AGE AND ADDRESS OF     HELD WITH     TIME     PRINCIPAL OCCUPATION(S) DURING   OVERSEEN        OTHER DIRECTORSHIPS HELD
   INDEPENDENT TRUSTEE       REGISTRANT    SERVED*           PAST 5 YEARS**          BY TRUSTEE              BY TRUSTEE
---------------------------  -----------  ---------  ------------------------------  ----------  ----------------------------------
Michael E. Nugent (69)       Trustee      Since      General Partner of Triumph         197      None.
c/o Triumph Capital, L.P.                 July 1991  Capital, L.P, a private
445 Park Avenue                                      investment partnership;
New York, NY 10022                                   Chairman of the Insurance
                                                     Committee and Director or
                                                     Trustee of the Retail Funds
                                                     (since July 1991) and the
                                                     Institutional Funds (since
                                                     July 2001); formerly Vice
                                                     President, Bankers Trust
                                                     Company and BT Capital
                                                     Corporation (1984-1988).

Fergus Reid (73)             Trustee      Since      Chairman of Lumelite Plastics      198      Trustee and Director of certain
c/o Lumelite Plastics                     July 2003  Corporation; Chairman of the                investment companies in the
Corporation                                          Governance Committee and                    JPMorgan Funds complex managed by
85 Charles Colman Blvd.                              Director or Trustee of the                  J.P. Morgan Investment Management
Pawling, NY 12564                                    Retail Funds (since July 2003)              Inc.
                                                     and the Institutional Funds
                                                     (since June 1992).


----------
* This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds, as applicable.


     The Trustees who are affiliated with the Investment Adviser or affiliates of the Investment Adviser (as set forth below) and executive officers of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Management Trustee (as of December 31, 2005) and the other directorships, if any, held by the Trustee, are shown below.



                                                                                      NUMBER OF
                                                                                     PORTFOLIOS
                                                                                       IN FUND
                                                                                       COMPLEX
                             POSITION(S)  LENGTH OF                                  OVERSEEN BY
 NAME, AGE AND ADDRESS OF     HELD WITH     TIME     PRINCIPAL OCCUPATION(S) DURING   MANAGEMENT       OTHER DIRECTORSHIPS HELD
    MANAGEMENT TRUSTEE       REGISTRANT    SERVED*           PAST 5 YEARS**            TRUSTEE               BY TRUSTEE
---------------------------  -----------  ---------  ------------------------------  -----------  ---------------------------------
Charles A. Fiumefreddo (72)  Chairman of  Since      Chairman and Director or            197      None.
c/o Morgan Stanley Trust     the Board    July 1991  Trustee of the Retail Funds
Harborside Financial         and Trustee             (since July 1991) and the
Center                                               Institutional Funds (since
Plaza Two                                            July 2003); formerly Chief
Jersey City, NJ 07311                                Executive Officer of the
                                                     Retail Funds (until September
                                                     2002).

James F. Higgins (58)        Trustee      Since      Director or Trustee of the          197      Director of AXA Financial, Inc.
c/o Morgan Stanley Trust                  June 2000  Retail Funds (since June 2000)               and The Equitable Life Assurance
Harborside Financial                                 and the Institutional Funds                  Society of the United States
Center                                               (since July 2003); Senior                    (financial services).
Plaza Two                                            Advisor of Morgan Stanley
Jersey City, NJ 07311                                (since August 2000); Director
                                                     of Dean Witter Realty Inc.


----------
* This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds, as applicable.

                                POSITION(S)            LENGTH
 NAME, AGE AND ADDRESS OF        HELD WITH             OF TIME                         PRINCIPAL OCCUPATION(S) DURING
    EXECUTIVE OFFICER           REGISTRANT             SERVED*                                 PAST 5 YEARS**
----------------------------  --------------  --------------------------  --------------------------------------------------------
Ronald E. Robison (67)        President and   President since September   President (since September 2005) and Principal Executive
1221 Avenue of the Americas   Principal       2005 and Principal          Officer (since May 2003) of funds in the Fund Complex;
New York, NY 10020            Executive       Executive Officer since     President (since September 2005) and Principal Executive
                              Officer         May 2003.                   Officer (since May 2003) of the Van Kampen Funds;
                                                                          Managing Director, Director and/or Officer of the
                                                                          Investment Adviser and various entities affiliated with
                                                                          the Investment Adviser; Director of Morgan Stanley SICAV
                                                                          (since May 2004). Formerly, Executive Vice President
                                                                          (July 2003 to September 2005) of funds in the Fund
                                                                          Complex and the Van Kampen Funds; President and Director
                                                                          of the Institutional Funds (March 2001 to July 2003);
                                                                          Chief Global Operating Officer of Morgan Stanley
                                                                          Investment Management Inc.; Chief Administrative Officer
                                                                          of Morgan Stanley Investment Advisors Inc.; Chief
                                                                          Administrative Officer of Morgan Stanley Services
                                                                          Company Inc.

J. David Germany (51)         Vice President  Since February 2006         Managing Director and (since December 2005) Chief
25 Cabot Square,                                                          Investment Officer -- Global Fixed Income of Morgan
Canary Wharf                                                              Stanley Investment Management Inc.; Managing Director
London                                                                    and Director of Morgan Stanley Investment Management
United Kingdom E144QA                                                     Ltd.; Vice President (since February 2006) of the Retail
                                                                          and Institutional Funds.

Dennis F. Shea (52)           Vice President  Since February 2006         Managing Director and (since February 2006) Chief
1221 Avenue of the Americas                                               Investment Officer -- Global Equity of Morgan Stanley
New York, NY 10020                                                        Investment Management Inc.; Vice President (since
                                                                          February 2006) of the Retail and Institutional Funds.
                                                                          Formerly, Managing Director and Director of Global
                                                                          Equity Research at Morgan Stanley.

Barry Fink (51)               Vice President  Since February 1997         Managing Director and General Counsel of Morgan Stanley
1221 Avenue of the Americas                                               Investment Management; Managing Director of the
New York, NY 10020                                                        Investment Adviser and various entities affiliated with
                                                                          the Investment Adviser; Vice President of the Retail
                                                                          Funds and (since July 2003) the Institutional Funds.
                                                                          Formerly, Secretary, General Counsel and/or Director of
                                                                          the Investment Adviser and various entities affiliated
                                                                          with the Investment Adviser; Secretary and General
                                                                          Counsel of the Retail Funds.

Amy R. Doberman (44)          Vice President  Since July 2004             Managing Director and General Counsel, U.S. Investment
1221 Avenue of the Americas                                               Management (since July 2004); Vice President of the
New York, NY 10020                                                        Retail Funds and the Institutional Funds (since July
                                                                          2004); Vice President of the Van Kampen Funds (since
                                                                          August 2004); Secretary (since February 2006) and
                                                                          Managing Director (since July 2004) of the Investment
                                                                          Adviser and various entities affiliated with the
                                                                          Investment Adviser; Formerly, Managing Director and
                                                                          General Counsel -- Americas, UBS Global Asset Management
                                                                          (July 2000 to July 2004).

Carsten Otto (42)             Chief           Since October 2004          Managing Director and U.S. Director of Compliance for
1221 Avenue of the Americas   Compliance                                  Morgan Stanley Investment Management (since October
New York, NY 10020            Officer                                     2004); Managing Director and Chief Compliance Officer
                                                                          (since February 2005) of Morgan Stanley Investment
                                                                          Management. Formerly, Assistant Secretary and Assistant
                                                                          General Counsel of the Retail Funds.

Stefanie V. Chang (39)        Vice President  Since July 2003             Executive Director of the Investment Adviser and various
1221 Avenue of the Americas                                               entities affiliated with the Investment Adviser; Vice
New York, NY 10020                                                        President of the Retail Funds (since July 2002) and the
                                                                          Institutional Funds (since December 1997). Formerly,
                                                                          Secretary of the Investment Adviser and various entities
                                                                          affiliated with the Investment Adviser.


----------
* This is the earliest date the Officer began serving the Retail Funds. Each Officer serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds, as applicable.

                                POSITION(S)            LENGTH
 NAME, AGE AND ADDRESS OF        HELD WITH             OF TIME                         PRINCIPAL OCCUPATION(S) DURING
    EXECUTIVE OFFICER           REGISTRANT             SERVED*                                 PAST 5 YEARS**
----------------------------  --------------  --------------------------  --------------------------------------------------------
Francis J. Smith (40)         Treasurer and   Treasurer since July 2003   Executive Director of the Investment Adviser and various
c/o Morgan Stanley Trust      Chief           and Chief Financial         entities affiliated with the Investment Adviser;
Harborside Financial Center   Financial       Officer since September     Treasurer and Chief Financial Officer of the Retail
Plaza Two                     Officer         2002                        Funds (since July 2003). Formerly, Vice President of the
Jersey City, NJ 07311                                                     Retail Funds (September 2002 to July 2003).

Thomas F. Caloia (60)         Vice President  Since July 2003             Executive Director of the Investment Adviser and various
c/o Morgan Stanley Trust                                                  entities affiliated with the Investment Adviser; Vice
Harborside Financial Center                                               President of the Retail Funds. Formerly, Treasurer of
Plaza Two                                                                 the Retail Funds (April 1989-July 2003).
Jersey City, NJ 07311

Mary E. Mullin (39)           Secretary       Since July 2003             Executive Director of the Investment Adviser and various
1221 Avenue of the Americas                                               entities affiliated with the Investment Adviser;
New York, NY 10020                                                        Secretary of the Retail Funds (since July 2003) and the
                                                                          Institutional Funds (since June 1999).


----------
* This is the earliest date the Officer began serving the Retail Funds. Each Officer serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds, as applicable.


     In addition, the following individuals who are officers of the Investment Adviser or its affiliates serve as assistant secretaries of the Fund: Lou Anne
D. McInnis, Joseph Benedetti, Joanne Antico, Daniel E. Burton, Joanne Doldo, Tara A. Farrelly, Alice J. Gerstel, Eric C. Griffith, Edward J. Meehan, Elisa Mitchell, Elizabeth Nelson, Debra Rubano, Rita Rubin, Sheri L. Schreck and Julien H. Yoo.

     For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Investment Adviser, Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP) for the calendar year ended December 31, 2005 is shown below.



                                                                             AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                              ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                             DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND    BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
     NAME OF TRUSTEE                   (AS OF DECEMBER 31, 2005)                       (AS OF DECEMBER 31, 2005)
-------------------------    ---------------------------------------------   -----------------------------------------------
INDEPENDENT:
Michael Bozic                                   None                                          over $100,000
Edwin J. Garn                                   None                                          over $100,000
Wayne E. Hedien                                 None                                          over $100,000
Dr. Manuel H. Johnson                           None                                          over $100,000
Joseph J. Kearns(1)                             None                                          over $100,000
Michael E. Nugent                               None                                          over $100,000
Fergus Reid(1)                                  None                                          over $100,000

INTERESTED:
Charles A. Fiumefreddo                          None                                          over $100,000
James F. Higgins                                None                                          over $100,000


----------

(1) Includes the total amount of compensation deferred by the Trustee at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolio thereof) that are offered as investment options under the plan. As of December 31, 2005, the value (including interest) of the deferral accounts for Messrs. Kearns and Reid was $786,542 and $766,622, respectively, pursuant to the deferred compensation plan.


     As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

     INDEPENDENT TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Retail Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Retail Funds' boards, such individuals may reject other attractive assignments because the Retail Funds make substantial demands on their time. All of the Independent Trustees serve as members of the Audit Committee. In addition, three Trustees, including two Independent Trustees, serve as members of the Insurance Committee, and three Independent Trustees serve as members of the Governance Committee.

     The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Retail Funds have a Rule 12b-1 plan.


     The Board of Trustees has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm's duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board. The Fund has adopted a formal, written Audit Committee Charter. During the Fund's fiscal year ended December 31, 2005, the Audit Committee held seven meetings.

     The members of the Audit Committee of the Fund are currently Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns, Michael
E. Nugent and Fergus Reid. None of the members of the Fund's Audit Committees is an "interested person," as defined under the Investment Company Act, of the Fund (with such disinterested Trustees being "Independent Trustees" or individually, "Independent Trustee"). Each Independent Trustee is also "independent" from the Fund under the listing standards of the New York Stock Exchange, Inc. (NYSE). The current Chairman of the Audit Committee of all of the Funds is Dr. Manuel H. Johnson.

     The Board of Trustees of the Fund also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Trustees on the Fund's Board and on committees of such Board and recommends such qualified individuals for nomination by the Fund's Independent Trustees as candidates for election as Independent Trustees, advises the Fund's Board with respect to Board composition, procedures and committees, develops and recommends to the Fund's Board a set of corporate governance principles applicable to the Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund's Board of Trustees and any Board committees and oversees periodic evaluations of the Fund's Board and its committees. The members of the Governance Committee of the Fund are currently Michael Bozic, Edwin J. Garn and Fergus Reid, each of whom is an Independent Trustee. The current Chairman of the Governance Committee is Fergus Reid. During the Fund's fiscal year ended December 31, 2005, the Governance Committee held two meetings.

     The Fund does not have a separate nominating committee. While the Fund's Governance Committee recommends qualified candidates for nominations as Independent Trustees, the Board of Trustees of the Fund believes that the task of nominating prospective Independent Trustees is important enough to require the participation of all current Independent Trustees, rather than a separate committee consisting of only certain Independent Trustees. Accordingly, each current Independent Trustee (Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns, Michael E. Nugent and Fergus Reid) participates in the election and nomination of candidates for election as Independent Trustees for the Fund. Persons recommended by the Fund's Governance Committee as candidates for nomination as Independent Trustees shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund's Board as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below under the caption "Shareholder Communications."

     There were 14 meetings of the Board of Trustees of the Fund held during the fiscal year ended December 31, 2005. The Independent Trustees of the Fund also met three times during that time, in addition to the 14 meetings of the full Board.

     Finally, the Board has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. Messrs. Nugent and Hedien are Independent Trustees. During the Fund's fiscal year ended December 31, 2005, the Insurance Committee held six meetings.


     ADVANTAGES OF HAVING SAME INDIVIDUALS AS TRUSTEES FOR THE RETAIL FUNDS AND INSTITUTIONAL FUNDS. The Independent Trustees and the Fund's management believe that having the same Independent Trustees for each of the Retail Funds and Institutional Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Trustees of all the Retail Funds and Institutional Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Trustees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Retail Funds and Institutional Funds.

     TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust provides that no Trustee, Officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, Officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, Officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

     SHAREHOLDER COMMUNICATIONS. Shareholders may send communications to the Fund's Board of Trustees. Shareholders should send communications intended for the Fund's Board by addressing the communications directly to that Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for each trustee previously noted. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

C. COMPENSATION


     Each Independent Trustee receives an annual fee of $180,000 for serving the Retail Funds and the Institutional Funds. Prior to October 1, 2005, each Independent Trustee received an annual retainer fee of $168,000 for serving the Retail Funds and the Institutional Funds. In addition, each Independent Trustee received $2,000 for attending each of the four quarterly board meetings and two performance meetings that occur each year, so that an Independent Trustee who attended all six meetings received total compensation of $180,000 for serving the funds.


     The Chairman of the Audit Committee receives an additional annual retainer fee of $60,000. Other Committee Chairmen and the Deputy Chairman of the Audit Committee receive an additional annual retainer fee of $30,000. The aggregate compensation paid to each Independent Trustee is paid by the Retail Funds and the Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and the Institutional Funds based on the relative net assets of each of the funds/portfolios. Mr. Fiumefreddo receives an annual fee for his services as Chairman of the Boards of the Retail Funds and the Institutional Funds and for administrative services provided to each Board.

     The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees of the Fund who are employed by the Investment Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee.

     Effective April 1, 2004, the Fund began a Deferred Compensation Plan (the "DC Plan"), which allows each Independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the DC Plan. At the Trustee's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.


     Prior to April 1, 2004, the Institutional Funds maintained a similar Deferred Compensation Plan (the "Prior DC Plan") which also allowed each Independent Trustee to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Trustees throughout the year. The DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the DC Plan (except for amounts paid during the calendar year 2004, which remain subject to the terms of the Prior DC
Plan).

     The following table shows aggregate compensation payable to each of the Fund's Trustees from the Fund for the fiscal year ended December 31, 2005 and the aggregate compensation payable to each of the Fund's Trustees by the Fund Complex (which includes all of the Retail and Institutional Funds) for the calendar year ended December 31, 2005.

                                  COMPENSATION



                                                                      NUMBER OF
                                                                  PORTFOLIOS IN THE
                                                                    FUND COMPLEX             TOTAL
                                                   TOTAL           FROM WHICH THE        COMPENSATION
                                                COMPENSATION      TRUSTEE RECEIVED       FROM THE FUND
                                                FROM THE FUND      COMPENSATION(5)         COMPLEX(5)
                                                -------------     -----------------      -------------
NAME OF INDEPENDENT TRUSTEE:

Michael Bozic(1)(3)                               $ 4,662               170               $  180,000
Edwin J. Garn(1)(3)                                 4,627               170                  178,000
Wayne E. Hedien(1)(2)                               4,662               170                  180,000
Dr. Manuel H.
Johnson(1)                                          6,264               170                  240,000
Joseph J. Kearns(1)(4)                              5,589               171                  217,000
Michael E. Nugent(1)(2)                             5,462               170                  210,000
Fergus Reid(1)(3)                                   5,462               171                  215,000

NAME OF INTERESTED TRUSTEE:

Charles A.
Fiumefreddo(2)                                      9,512               170                  360,000
James F. Higgins                                        0               170                        0


----------

(1) Member of the Audit Committee. Dr. Johnson is the Chairman of the Audit Committee and Mr. Kearns is the Deputy Chairman of the Audit Committee.
(2) Member of the Insurance Committee. Mr. Nugent is the Chairman of the Insurance Committee.
(3) Member of the Governance Committee. Mr. Reid is the Chairman of the Governance Committee.
(4)  Includes amounts deferred at the election of the Trustee under the DC Plan.
(5) Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in these columns are presented on a calendar year basis.

     Prior to December 31, 2003, 49 of the Retail Funds (the "Adopting Funds"), including the Fund, had adopted a retirement program under which an Independent Trustee who retired after serving for at least five years as an Independent Trustee of any such fund (an "Eligible Trustee") would have been entitled to retirement payments, based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Trustee was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Trustee's retirement as shown in the table below.

     The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the Fund for the fiscal year ended December 31, 2005 and by the Adopting Funds for the calendar year ended December 31, 2005, and the estimated retirement benefits for the Independent Trustees from the

Fund for the fiscal year ended December 31, 2005 and from the Adopting Funds for each calendar year following retirement. Messrs. Kearns and Reid did not participate in the retirement program.



                                RETIREMENT BENEFITS ACCRUED AS     ESTIMATED ANNUAL BENEFITS UPON
NAME OF INDEPENDENT TRUSTEE:             FUND EXPENSES                      RETIREMENT(1)
----------------------------    ------------------------------     ------------------------------
                                  BY THE      BY ALL ADOPTING       FROM THE   FROM ALL ADOPTING
                                   FUND            FUNDS              FUND          FUNDS
                                ----------    ----------------     ---------   ------------------
Michael Bozic                     $   385       $   19,439          $   967      $       46,871
Edwin J. Garn                        (225)(2)      (10,738)(2)          985              46,917
Wayne E. Hedien                       749           37,860              837              40,020
Dr. Manuel H. Johnson                 392           19,701            1,420              68,630
Michael E. Nugent                     661           35,471            1,269              61,377


----------
(1) Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Trustee's life.

(2) Mr. Garn's retirement expense is negative due to the fact that his retirement date has been extended to October 31, 2007, and therefore the expense has been overaccrued.


IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


     As of the date of this STATEMENT OF ADDITIONAL INFORMATION, Allstate Life Insurance Company ("Allstate") and Allstate Life Insurance Company of New York ("Allstate NY"), owned 5% or more of the Class of each Portfolio of the Fund listed below for allocation to their respective separate accounts ("Accounts"), none of the Fund's Trustees was a Contract Owner under the Accounts, and the aggregate number of shares of each Portfolio of the Fund allocated to Contracts owned by the Fund's officers as a group was less than one percent of each Portfolio's outstanding Class X or Class Y shares.

     The address of Allstate is 3100 Sanders Road, Northbrook, IL 60062. The address of Allstate NY is 100 Motor Parkway, Suite 132, Hauppauge, NY 11788-5107.

     Allstate and Allstate New York owned the shares of each Class of each Portfolio of the Fund in the following percentages as of March 31, 2006:



CLASS/PORTFOLIO                                               ALLSTATE                        ALLSTATE NY
---------------                                               --------                        -----------
Class X: The Money Market Portfolio                            94.18%                            5.19%
Class Y: The Money Market Portfolio                            96.16%                              --
Class X: The Limited Duration Portfolio                        96.28%                              --
Class Y: The Limited Duration Portfolio                        95.63%                              --
Class X: The Income Plus Portfolio                             94.07%                            5.90%
Class Y: The Income Plus Portfolio                             96.79%                              --
Class X: The High Yield Portfolio                              96.15%                              --
Class Y: The High Yield Portfolio                              93.59%                            6.41%
Class X: The Utilities Portfolio                               93.41%                            6.53%
Class Y: The Utilities Portfolio                               97.06%                              --
Class X: The Income Builder Portfolio                          95.41%                              --
Class Y: The Income Builder Portfolio                          95.35%                              --
Class X: The Dividend Growth Portfolio                         94.35%                            5.37%
Class Y: The Dividend Growth Portfolio                         94.33%                              --
Class X: The Global Dividend Growth Portfolio                  94.15%                            5.25%
Class Y: The Global Dividend Growth Portfolio                  97.33%                              --
Class X: The European Equity Portfolio                         93.42%                            5.97%
Class Y: The European Equity Portfolio                         97.29%                              --
Class X: The Equity Portfolio                                  95.51%                              --
Class Y: The Equity Portfolio                                  96.35%                              --
Class X: The S&P 500 Index Portfolio                           94.55%                            5.45%
Class Y: The S&P 500 Index Portfolio                           91.01%                              --
Class X: The Global Advantage Portfolio                        92.72%                            5.05%
Class Y: The Global Advantage Portfolio                        97.81%                              --
Class X: The Aggressive Equity Portfolio                       95.83%                              --
Class Y: The Aggressive Equity Portfolio                       94.52%                            5.48%
Class X: The Information Portfolio                             96.67%                              --
Class Y: The Information Portfolio                             98.67%                              --
Class X: The Strategist Portfolio                              94.40%                            5.38%
Class Y: The Strategist Portfolio                              96.69%                              --

V. INVESTMENT ADVISORY AND OTHER SERVICES


A. INVESTMENT ADVISER, ADMINISTRATOR AND SUB-ADVISER


     The Investment Adviser to each Portfolio is Morgan Stanley Investment Advisors Inc., a Delaware corporation, whose address is 1221 Avenue of the Americas, New York, NY 10020. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.


     Effective August 11, 2003, the Investment Adviser entered into a new Sub-Advisory Agreement with Morgan Stanley Investment Management Limited ("MSIM Limited") in respect of the EUROPEAN EQUITY PORTFOLIO, thereby replacing the Sub-Advisory Agreement between the Investment Adviser and Morgan Stanley Investment Management Inc. Also effective August 11, 2003, the Investment Adviser entered into new Sub-Advisory Agreements with MSIM Limited in respect of the GLOBAL ADVANTAGE PORTFOLIO and the GLOBAL DIVIDEND GROWTH PORTFOLIO.

     The Sub-Adviser to the EUROPEAN EQUITY PORTFOLIO, the GLOBAL ADVANTAGE PORTFOLIO and the GLOBAL DIVIDEND GROWTH PORTFOLIO is Morgan Stanley Investment Management Limited, a wholly-owned subsidiary of Morgan Stanley and an affiliate of the Investment Adviser, whose address is 25 Cabot Square, Canary Wharf, London, United Kingdom E14 4QA.


     Prior to November 1, 2004, pursuant to an investment management agreement (the "Management Agreement") with the Investment Adviser, the Fund had retained the Investment Adviser to provide administrative services and to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund paid the Investment Adviser monthly compensation calculated daily by applying the annual rates to the net assets of each Portfolio determined as of the close of each business day.

NAME OF PORTFOLIO                                            INVESTMENT MANAGEMENT FEE RATES
-----------------                                   -------------------------------------------------
The Money Market Portfolio                          0.50% of net assets up to $500 million;
                                                    0.425% of net assets exceeding $500 million
                                                    but not exceeding $750 million;
                                                    and 0.375% of net assets exceeding $750 million
The Limited Duration Portfolio                      0.45% of net assets
The Income Plus Portfolio                           0.50% of net assets up to $500 million and
                                                    0.45% of net assets exceeding $500 million
The High Yield Portfolio                            0.50% of net assets up to $500 million and
                                                    0.425% of net assets exceeding $500 million
The Utilities Portfolio                             0.65% of net assets up to $500 million;
                                                    0.55% of net assets exceeding $500 million
                                                    but not exceeding $1 billion;
                                                    and 0.525% of net assets exceeding $1 billion
The Income Builder Portfolio                        0.75% of net assets
The Dividend Growth Portfolio                       0.625% of net assets up to $500 million;
                                                    0.50% of net assets exceeding $500 million
                                                    but not exceeding $1 billion;
                                                    0.475% of net assets exceeding $1 billion
                                                    but not exceeding $2 billion;
                                                    0.45% of net assets exceeding $2 billion
                                                    but not exceeding $3 billion; and
                                                    0.425% of net assets exceeding $3 billion
The Global Dividend Growth Portfolio                0.75% of net assets up to $1 billion and
                                                    0.725% of net assets exceeding $1 billion
The European Equity Portfolio                       0.95% of net assets up to $500 million and
                                                    0.90% of net assets exceeding $500 million
The Equity Portfolio                                0.50% of net assets up to $1 billion;
                                                    0.475% of net assets exceeding $1 billion
                                                    but not exceeding $2 billion;
                                                    and 0.450% of net assets exceeding $2 billion
The S&P 500 Index Portfolio                         0.20% of net assets(1)
The Global Advantage Portfolio                      0.65% of net assets
The Aggressive Equity Portfolio                     0.75% of net assets

NAME OF PORTFOLIO                                            INVESTMENT MANAGEMENT FEE RATES
-----------------                                   -------------------------------------------------
The Information Portfolio                           0.75% of net assets
The Strategist Portfolio                            0.50% of net assets up to $1.5 billion and
                                                    0.475% of net assets exceeding $1.5 billion

----------
(1) Effective May 1, 2004, the Investment Adviser reduced the compensation provided for under its Management Agreement from 0.40% to 0.20% of the Portfolio's average daily net assets and has permanently undertaken to cap total expenses of the Portfolio (other than brokerage and 12b-1 fees) at 0.40% of average daily net assets.


     The management fee was allocated among the Classes of each Portfolio pro rata based on the net assets of the Fund attributable to each Class.

     The Board of Trustees of the Fund approved amending and restating, effective November 1, 2004, the Management Agreement to remove the administration services component from the Management Agreement and to reduce the investment advisory fee by applying the annual rate to the net assets of each Portfolio determined as of the close of each business day.


NAME OF PORTFOLIO                                                    INVESTMENT ADVISORY FEE RATES
-----------------                                   --------------------------------------------------------------
The Money Market Portfolio                          0.45% of the portion of daily net assets not exceeding $250 million; 0.375% of the portion of daily net assets exceeding
                                                    $250 million but not exceeding $750 million; 0.325% of the portion of daily net assets exceeding $750 million but not exceeding $1.25 billion; 0.30% of the portion of daily net assets exceeding $1.25 billion but not exceeding $1.5 billion;
                                                    and 0.275% of the portion of daily net assets exceeding $1.5 billion.

The Limited Duration Portfolio                      0.30% of the daily net assets

The Income Plus Portfolio                           0.42% of the portion of the daily net assets not exceeding
                                                    $500 million; 0.35% of the portion of the daily net assets exceeding $500 million but not exceeding $1.25 billion; and
                                                    0.22% of the portion of the daily net assets exceeding $1.25 billion.

The High Yield Portfolio                            0.42% of the portion of daily net assets not exceeding $500 million; 0.345% of the portion of daily net assets exceeding
                                                    $500 million but not exceeding $750 million; 0.295% of the portion of daily net assets exceeding $750 million but not exceeding $1 billion; 0.27% of the portion of daily net assets exceeding $1 billion but not exceeding $2 billion; 0.245% of the portion of daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.22% of the portion of daily net assets exceeding $3 billion.

The Utilities Portfolio                             0.57% of the portion of daily net assets not exceeding $500 million; 0.47% of the portion of daily net assets exceeding
                                                    $500 million but not exceeding $1 billion; 0.445% of the
                                                    portion of daily net assets exceeding $1 billion but not
                                                    exceeding $1.5 billion; 0.42% of the portion of daily net
                                                    assets exceeding $1.5 billion but not exceeding $2.5 billion;
                                                    0.395% of the portion of daily net assets exceeding $2.5
                                                    billion but not exceeding $3.5 billion; 0.37% of the portion of daily net assets exceeding $3.5 billion but not exceeding
                                                    $5 billion; and 0.345% of the portion of daily net assets
                                                    exceeding $5 billion.

The Income Builder Portfolio                        0.67% of the portion of the net assets not exceeding $500
                                                    million; and 0.645% of the portion of daily net assets
                                                    exceeding $500 million.

NAME OF PORTFOLIO                                                    INVESTMENT ADVISORY FEE RATES
-----------------                                   --------------------------------------------------------------
The Dividend Growth Portfolio                       0.545% of the portion of daily net assets not exceeding $250 million; 0.42% of the portion of daily net assets exceeding
                                                    $250 million but not exceeding $1 billion; 0.395% of the
                                                    portion of daily net assets exceeding $1 billion but not
                                                    exceeding $2 billion; and 0.37% of the portion of daily net assets exceeding $2 billion.

The Global Dividend Growth Portfolio                0.67% of the portion of the daily net assets not exceeding
                                                    $1 billion; 0.645% of the portion of the daily net assets
                                                    exceeding $1 billion but not exceeding $1.5 billion; 0.62%
                                                    of the portion of the daily net assets exceeding $1.5
                                                    billion but not exceeding $2.5 billion; 0.595% of the
                                                    portion of the daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.57% of the portion of the
                                                    daily net assets exceeding $3.5 billion but not exceeding
                                                    $4.5 billion; and 0.545% of the portion of the daily net
                                                    assets exceeding $4.5 billion.

The European Equity Portfolio                       0.87% of the portion of daily net assets not exceeding $500 million; 0.82% of the portion of daily net assets exceeding
                                                    $500 million but not exceeding $2 billion; 0.77% of the
                                                    portion of daily net assets exceeding $2 billion but not
                                                    exceeding $3 billion; and 0.745% of the portion of daily net assets exceeding $3 billion.

The Equity Portfolio                                0.42% of the portion of the daily net assets not exceeding
                                                    $1 billion; 0.395% of the portion of the daily net assets
                                                    exceeding $1 billion but not exceeding $2 billion; and 0.37%
                                                    of the portion of the daily net assets exceeding $2 billion.

The S&P 500 Index Portfolio                         0.12% of the daily net assets.(1) The Investment Adviser has agreed to cap the Portfolio's operating expenses (except for brokerage and 12b-1 fees) by assuming the Portfolio's "other expenses" and/or waiving its fees under the investment
                                                    advisory agreement and the administration agreement to the extent such operating expenses exceed on an annualized basis
                                                    0.40% of the average daily net assets of the Portfolio,
                                                    which may reduce the fees under the investment advisory
                                                    agreement and the administration agreement below 0.20% of
                                                    the Portfolio's average daily net assets.

The Global Advantage Portfolio                      0.57% of the portion of the daily net assets not exceeding
                                                    $1.5 billion; and 0.545% of the portion of the daily net
                                                    assets exceeding $1.5 billion.

The Aggressive Equity Portfolio                     0.67% of the portion of daily net assets not exceeding $500 million; 0.645% of the portion of daily net assets exceeding
                                                    $500 million but not exceeding $2 billion; 0.62% of the
                                                    portion of daily net assets exceeding $2 billion but not
                                                    exceeding $3 billion; and 0.595% of the portion of daily net assets exceeding $3 billion.

NAME OF PORTFOLIO                             INVESTMENT MANAGEMENT FEE RATES
-----------------                          -------------------------------------
The Information Portfolio                  0.67% of the portion of daily net
                                           assets not exceeding $500 million;
                                           0.645% of the portion of daily net
                                           assets exceeding $500 million but not
                                           exceeding $3 billion; and 0.62% of
                                           the portion of daily net assets
                                           exceeding $3 billion.

The Strategist Portfolio                   0.42% of the portion of the daily net
                                           assets not exceeding $1.5 billion;
                                           and 0.395% of the portion of the
                                           daily net assets exceeding $1.5
                                           billion.

----------

(1) Effective June 1, 2005, the Board of Trustees approved an amendment to the existing advisory arrangement of the S&P 500 Index Portfolio to further reduce the fee payable by the S&P 500 Index Portfolio to 0.12% of the portion of the daily net assets not exceeding $2 billion; and 0.10% of the portion of daily net assets exceeding $2 billion.

     The advisory fee is allocated among the Classes of each Portfolio pro rata based on the net assets of the Fund attributable to each Class. The Fund's Investment Adviser continues to provide investment advisory services under an Amended and Restated Investment Advisory Agreement ("Investment Advisory Agreement"). The administrative services previously provided to the Fund by the Investment Adviser will be provided by Morgan Stanley Services Company Inc. ("Administrator"), a wholly-owned subsidiary of the Investment Adviser, pursuant to a separate administration agreement ("Administration Agreement") entered into by the Fund with the Administrator. Such change resulted in a 0.08% reduction (0.05% with respect to the MONEY MARKET PORTFOLIO) in the advisory fee concurrent with the implementation of a 0.08% (0.05% with respect to the MONEY MARKET PORTFOLIO) administration fee pursuant to the new administration agreement. Under the terms of the Administration Agreement, the Administrator will provide the same administrative services previously provided by the Investment Adviser.

     For the fiscal years ended December 31, 2003, 2004 and 2005, the Fund accrued compensation under the Management Agreement and the Investment Advisory Agreement as follows:



                                                   COMPENSATION ACCRUED FOR THE FISCAL YEAR
                                                              ENDED DECEMBER 31
                                          -------------------------------------------------------
NAME OF PORTFOLIO                               2003                2004                 2005
-----------------                         --------------       -------------       --------------
The Money Market Portfolio                $    2,181,869       $   1,426,418       $    1,130,196
The Limited Duration Portfolio                   823,570             801,714              523,373
The Income Plus Portfolio                      2,638,454           2,344,935            1,884,972
The High Yield Portfolio                         374,498             432,268              329,677
The Utilities Portfolio                        1,286,270           1,222,561            1,125,688
The Income Builder Portfolio                     553,630             702,564              612,892
The Dividend Growth Portfolio                  5,121,875           5,024,494            3,616,819
The Global Dividend Growth Portfolio           1,708,092           1,989,768            1,775,267
The European Equity Portfolio                  1,970,388           2,039,265            1,698,528
The Equity Portfolio                           3,404,846           3,227,212            2,508,138
The S&P 500 Index Portfolio                      834,257             702,696              335,900
The Global Advantage Portfolio                   190,822             219,293              178,443
The Aggressive Equity Portfolio                  461,157             480,554              418,718
The Information Portfolio                         86,124             130,509               91,536
The Strategist Portfolio                       2,199,426           2,204,702            1,716,146
                                          --------------       -------------       --------------
     Total                                $   23,835,278       $  22,948,953       $   17,946,293
                                          ==============       =============       ==============

     For the fiscal period November 1, 2004 through December 31, 2004 and the fiscal year ended December 31, 2005, the Administrator accrued compensation under the Administration agreement as follows:



                                              COMPENSATION ACCRUED
                                              FOR THE FISCAL PERIOD          COMPENSATION ACCRUED
                                            NOVEMBER 1, 2004 THROUGH     FOR THE FISCAL YEAR ENDED
NAME OF PORTFOLIO                               DECEMBER 31, 2004             DECEMBER 31, 2005
-----------------                           ------------------------     -------------------------
The Money Market Portfolio                         $    22,305                  $   125,934
The Limited Duration Portfolio                          23,746                      139,566
The Income Plus Portfolio                               62,952                      359,042
The High Yield Portfolio                                11,790                       62,796
The Utilities Portfolio                                 26,256                      157,991
The Income Builder Portfolio                            12,786                       73,181
The Dividend Growth Portfolio                          117,016                      629,394
The Global Dividend Growth Portfolio                    36,696                      211,972
The European Equity Portfolio                           28,808                      156,187
The Equity Portfolio                                    86,407                      477,741
The S&P 500 Index Portfolio                             38,495                      223,933
The Global Advantage Portfolio                           4,514                       25,045
The Aggressive Equity Portfolio                          8,713                       49,996
The Information Portfolio                                2,310                       10,930
The Strategist Portfolio                                58,974                      326,885
                                                   -----------                  -----------
     Total                                         $   541,768                  $ 3,030,593
                                                   ===========                  ===========



     Although the entities providing administrative services to each Portfolio have changed, the Morgan Stanley personnel performing such services remain the same. Furthermore, the changes have not resulted in any increase in the amount of total combined fees paid for investment advisory and administrative services, or any decrease in the nature or quality of the investment advisory or administrative services received by a Portfolio.


     Under Sub-Advisory Agreements (the "Sub-Advisory Agreements") between the Sub-Adviser and the Investment Adviser respecting the EUROPEAN EQUITY PORTFOLIO, the GLOBAL ADVANTAGE PORTFOLIO and the GLOBAL DIVIDEND GROWTH PORTFOLIO, the Sub-Adviser provides these Portfolios with investment advice and portfolio management, subject to the overall supervision of the Investment Adviser. The Investment Adviser pays the Sub-Adviser on a monthly basis a portion of the net management fees the Investment Adviser receives from the Fund in respect of each of the EUROPEAN EQUITY PORTFOLIO, the GLOBAL ADVANTAGE PORTFOLIO and the GLOBAL DIVIDEND GROWTH PORTFOLIO.


     For the the period January 1, 2003 through August 10, 2003, the former sub-adviser, Morgan Stanley Investment Management Inc., with respect to the EUROPEAN EQUITY PORTFOLIO, accrued compensation under the former sub-advisory agreement with the Investment Adviser as follows:



                                                                 FOR THE PERIOD
                                                               JANUARY 1, 2003 -
NAME OF PORTFOLIO                                               AUGUST 10, 2003
-----------------                                              -----------------
The European Equity Portfolio                                      $  467,207



     For the period August 11, 2003 through December 31, 2003 and for the fiscal years ended December 31, 2004 and 2005, the sub-adviser, MSIM Limited, with respect to the EUROPEAN EQUITY PORTFOLIO, GLOBAL ADVANTAGE PORTFOLIO and the GLOBAL DIVIDEND GROWTH PORTFOLIO, accrued compensation under the respective sub-advisory agreements with the Investment Adviser as follows:



                                             FOR THE PERIOD
                                           AUGUST 11, 2003 -
NAME OF PORTFOLIO                          DECEMBER 31, 2003          2004                2005
-----------------                          -----------------   -----------------   -----------------
The European Equity Portfolio              $         320,948   $         815,706   $         683,492
The Global Advantage Portfolio                        36,510              87,717              75,014
The Global Dividend Growth Portfolio                 288,186             795,907             746,562



B. PRINCIPAL UNDERWRITER


     The Fund's principal underwriter is the Distributor (which has the same address as the Investment Adviser). In this capacity, each Portfolio's shares are distributed by the Distributor. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.

     The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Portfolios or their shareholders.


C. SERVICES PROVIDED BY THE INVESTMENT ADVISER, ADMINISTRATOR AND SUB-ADVISER

     Each Portfolio has retained the Investment Adviser to (except for the EUROPEAN EQUITY PORTFOLIO, the GLOBAL ADVANTAGE PORTFOLIO and the GLOBAL DIVIDEND GROWTH PORTFOLIO) to invest its assets, including the placing of orders for the purchase and sale of portfolio securities. Each of the EUROPEAN EQUITY PORTFOLIO, the GLOBAL ADVANTAGE PORTFOLIO and the GLOBAL DIVIDEND GROWTH PORTFOLIO has retained the Investment Adviser to supervise the investment of its assets. The Investment Adviser obtains and evaluates the information and advice relating to the economy, securities markets and specific securities as it considers necessary or useful to continuously manage the assets of each Portfolio in a manner consistent with its investment objective.

     Under the terms of the Administration Agreement, the Administrator maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help and bookkeeping as the Fund may reasonably require in the conduct of its business. The Administrator also assists in the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of the independent registered public accounting firm and attorneys is, in the opinion of the Administrator, necessary or desirable). The Administrator also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.


     The services provided by the Sub-Adviser are discussed above under "Investment Adviser and Sub-Adviser."

     Expenses not expressly assumed by the Investment Adviser under the Investment Advisory Agreement, or by the Administrator under the Administration Agreement or by the Sub-Adviser for the EUROPEAN EQUITY PORTFOLIO, the GLOBAL ADVANTAGE PORTFOLIO and the GLOBAL DIVIDEND GROWTH PORTFOLIO under the Sub-Advisory Agreements, or by the Distributor will be paid by the Portfolios. Each Portfolio pays all expenses incurred in its operation and a portion of the Fund's general administration expenses allocated based on the asset sizes of the Portfolios. The Portfolios' direct expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, transfer and dividend disbursing agent; brokerage commissions; certain taxes; registration costs of the Fund under federal and state securities laws; shareholder servicing costs, charges and expenses of any outside service used for pricing of the Portfolios' shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Adviser (or the Sub-Adviser) (not including compensation or expenses of attorneys who are employees of the Investment Adviser (or the Sub-Adviser)); fees and expenses of the Fund's independent registered public accounting firm; interest on Portfolio borrowings; and all other expenses attributable to a particular Portfolio. The 12b-1 fees relating to Class Y will be allocated directly to Class Y. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

     Expenses which are allocated on the basis of size of the respective Portfolios include the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Adviser (or the Sub-Adviser) or any corporate affiliate of the Investment Adviser (or the Sub-Adviser); state franchise taxes; Securities and Exchange Commission ("SEC") fees; membership dues of industry associations; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; and all other costs of the Fund's operations properly payable by the Fund and allocable on the basis of size to the respective Portfolios. Depending on the nature of a legal claim, liability or lawsuit, litigation costs, payment of legal claims or liabilities and any indemnification relating thereto may be directly applicable to the Portfolio or allocated on the basis of the size of the respective Portfolios. The Trustees have determined that this is an appropriate method of allocation of expenses.

     Each of the Investment Advisory Agreement and the Sub-Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Adviser and the Sub-Adviser, respectively, are not liable to the Fund or any of its investors (and, in the case of the Sub-Advisory Agreement, to the Investment Adviser) for any act or omission or for any losses sustained by the Fund or its investors.

     Each of the Investment Advisory Agreement and the Sub-Advisory Agreement will remain in effect from year to year provided continuance of the applicable Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of each affected Portfolio, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Independent Trustees.

     The Administration Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Administrator is not liable to the Fund or any of its investors for any act or omission by the Administrator or for any losses sustained by the Fund or its investors. The Administration Agreement will continue unless terminated by either party by written notice delivered to the other party within 30 days.

D. RULE 12b-1 PLAN

     The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan"). Under the Plan, Class Y shares of each Portfolio bear a distribution fee paid to the Distributor which is accrued daily and payable monthly at the annual rate of 0.25% of the average daily net assets of the Class.

     The Plan provides that each Portfolio's distribution fee shall compensate the Distributor, Morgan Stanley DW and its affiliates, and other selected broker-dealers for expenses they incur in connection with the distribution of the Portfolio's Class Y shares. These expenses may include: (i) cost incurred in providing personal services to shareholders; (ii) overhead and other branch office distribution-related expenses including, but not limited to, expenses of operating the Distributor's or other broker-dealers' offices used for selling Portfolio shares (E.G., lease and utility costs, salaries and employee benefits of operations and sales support personnel, costs related to client sales seminars and telephone expenses); (iii) printing and mailing costs relating to prospectuses and reports (for new shareholders); and (iv) costs incurred in connection with advertising materials and sales literature. In addition, payments to the Distributor may be used by the Distributor to compensate insurance companies for shareholder services, which include, but are not limited to, education of agents concerning the Portfolios, compensation of agents and servicing contract owners.


     For the fiscal year ended December 31, 2005, Class Y shares of the Portfolios accrued amounts payable under the Plan as follows:



                                                       COMPENSATION ACCRUED FOR
                                                           FISCAL YEAR ENDED
NAME OF PORTFOLIO                                          DECEMBER 31, 2005
-----------------                                      ------------------------
The Money Market Portfolio                                  $     232,788
The Limited Duration Portfolio                                    316,915
The Income Plus Portfolio                                         460,017
The High Yield Portfolio                                           94,553
The Utilities Portfolio                                            83,218
The Income Builder Portfolio                                      118,215
The Dividend Growth Portfolio                                     351,735
The Global Dividend Growth Portfolio                              173,614
The European Equity Portfolio                                      99,511
The Equity Portfolio                                              285,883
The S&P 500 Index Portfolio                                       412,543
The Global Advantage Portfolio                                     26,395
The Aggressive Equity Portfolio                                    68,111
The Information Portfolio                                          25,327
The Strategist Portfolio                                          243,793

     Under the Plan, the Distributor provides the Fund, for review by the Trustees, and the Trustees review, promptly after the end of each calendar quarter, a written report regarding the distribution expenses incurred on behalf of each Portfolio during such calendar quarter, which report includes (1) an itemization of the types of expenses and the purposes therefor; (2) the amounts of such expenses; and (3) a description of the benefits derived by the Fund.


     No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan, except to the extent that the Distributor, the Investment Adviser, Morgan Stanley DW, Morgan Stanley Services or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Portfolios.

     On an annual basis, the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination, the Trustees considered: (1) The Portfolios' experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2) the benefits each Portfolio would be likely to obtain under the Plan, including that (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley DW's branch offices made possible by the 12b-1 fees, Morgan Stanley DW could not establish and maintain a competitive and effective system for distribution and servicing of Contract Owners and maintenance of their accounts; and (3) what services would be provided under the Plan to Contract Owners. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interests of each Portfolio and would have a reasonable likelihood of continuing to benefit the Portfolio and Contract Owners.


     The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the Class Y shareholders of each affected Portfolio, and all material amendments to the Plan must also be approved by the Trustees. The Plan may be terminated as to a Portfolio at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Portfolio (as defined in the Investment Company Act) on not more than 30 days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.


E. OTHER SERVICE PROVIDERS


     (1) TRANSFER AGENT/DIVIDEND-DISBURSING AGENT

     Morgan Stanley Trust is the Transfer Agent for each Portfolio's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Portfolio shares. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, NJ 07311.


     (2) CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Bank of New York, 100 Church Street, New York, NY 10286, is the Custodian of each Portfolio's assets, other than those of the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN EQUITY PORTFOLIO and the INFORMATION PORTFOLIO. JPMorgan Chase Bank, One Chase Plaza, New York, NY 10005, is the Custodian of the assets of the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN EQUITY PORTFOLIO and the INFORMATION PORTFOLIO. Any Portfolio's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.


     Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, is the independent registered public accounting firm of the Fund. The Fund's independent registered public accounting firm is responsible for auditing the annual financial statements.

     (3) AFFILIATED PERSONS

     The Transfer Agent is an affiliate of the Investment Adviser, of the Sub-Adviser and the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, tabulating proxies and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from each Portfolio and is reimbursed for its out-of-pocket expenses in connection with such services.

F. FUND MANAGEMENT


OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS


     WITH RESPECT TO THE LIMITED DURATION PORTFOLIO:

     As of December 31, 2005, William T. Lawrence managed five mutual funds with a total of approximately $2.3 billion in assets; no pooled investment vehicles other than mutual funds; and 16 other accounts with a total of approximately $2.1 billion in assets.

     As of December 31, 2005, Paul F. O'Brien managed nine mutual funds with a total of approximately $2.5 billion in assets; no pooled investment vehicles other than mutual funds; and seven other accounts with a total of approximately $1.2 billion in assets.

     WITH RESPECT TO THE INCOME PLUS PORTFOLIO:

     As of December 31, 2005, Gerhardt P. Herbert managed five mutual funds with a total of approximately $4.2 billion in assets; no pooled investment vehicles other than mutual funds; and no other accounts.

     As of December 31, 2005, David S. Horowitz managed 23 mutual funds with a total of approximately $22.5 billion in assets; one pooled investment vehicle other than mutual funds with a total of approximately $23.8 million in assets; and 35 other accounts with a total of approximately $5.8 billion in assets. Of these other accounts, two accounts with a total of approximately $425.1 million in assets had performance-based fees.

     WITH RESPECT TO THE HIGH YIELD PORTFOLIO:

     As of December 31, 2005, Joshua M. Givelber managed seven mutual funds with a total of approximately $1.6 billion in assets; no pooled investment vehicles other than mutual funds; and no other accounts.

     As of December 31, 2005, Gordon W. Loery managed 11 mutual funds with a total of approximately $2.1 billion in assets; five pooled investment vehicles other than mutual funds with a total of approximately $934 million in assets; and no other accounts.

     WITH RESPECT TO THE UTILITIES PORTFOLIO:

     As of December 31, 2005, Edward F. Gaylor managed five mutual funds with a total of approximately $1.6 billion in assets; no pooled investment vehicles other than mutual funds; and no other accounts.

     As of December 31, 2005, David S. Horowitz managed 23 mutual funds with a total of approximately $22.5 billion in assets; one pooled investment vehicle other than mutual funds with a total of approximately $23.8 million in assets; and 35 other accounts with a total of approximately $5.8 billion in assets. Of these other accounts, two accounts with a total of approximately $425.1 million in assets had performance- based fees.

     As of December 31, 2005, Mary Jayne Maly managed four mutual funds with a total of approximately $753.1 million in assets; one pooled investment vehicle other than mutual funds with a total of approximately $87.1 million in assets; and one other account with a total of approximately $280.2 million in assets.

     WITH RESPECT TO THE INCOME BUILDER PORTFOLIO:

     As of December 31, 2005, Thomas B. Bastian managed 22 mutual funds with a total of approximately $32 billion in assets; no pooled investment vehicles other than mutual funds; and 2,096 other accounts (which include accounts managed under certain "wrap fee programs") with a total of approximately $1.1 billion in assets.

     As of December 31, 2005, James A. Gilligan managed 22 mutual funds with a total of approximately $32 billion in assets; no pooled investment vehicles other than mutual funds; and 2,096 other accounts (which include accounts managed under certain "wrap fee programs") with a total of approximately $1.1 billion in assets.

     As of December 31, 2005, Ellen Gold managed four mutual funds with a total of approximately $784.8 million in assets; no pooled investment vehicles other than mutual funds; and no other accounts.

     As of December 31, 2005, Sergio Marcheli managed 22 mutual funds with a total of approximately $32 billion in assets; no pooled investment vehicles other than mutual funds; and 2,096 other accounts (which include accounts managed under certain "wrap fee programs") with a total of approximately $1.1 billion in assets.

     As of December 31, 2005, James O. Roeder managed 22 mutual funds with a total of approximately $32 billion in assets; no pooled investment vehicles other than mutual funds; and 2,096 other accounts (which include accounts managed under certain "wrap fee programs") with a total of approximately $1.1 billion in assets.

     As of December 31, 2005, Vincent E. Vizachero managed 22 mutual funds with a total of approximately $32 billion in assets; no pooled investment vehicles other than mutual funds; and 22 other accounts (which include accounts managed under certain "wrap fee programs") with a total of approximately $1.1 billion in assets.

     WITH RESPECT TO THE DIVIDEND GROWTH PORTFOLIO:

     As of December 31, 2005, Sean J. Aurigemma managed three mutual funds with a total of approximately $6.5 billion in assets; one pooled investment vehicle other than mutual funds with a total of approximately $245.5 million in assets; and 127 other accounts (which include accounts managed under certain "wrap fee programs") with a total of approximately $33.6 million in assets.

     As of December 31, 2005, John T. Roche managed three mutual funds with a total of approximately $6.5 billion in assets; one pooled investment vehicle other than mutual funds with a total of approximately $245.5 million in assets; and 127 other accounts with assets of approximately $33.6 million.

     As of December 31, 2005, John S. Roscoe managed three mutual funds with a total of approximately $6.5 billion in assets; one pooled investment vehicle other than mutual funds with a total of approximately $245.5 million in assets; and 127 other accounts with assets of approximately $33.6 million.

     WITH RESPECT TO THE GLOBAL DIVIDEND GROWTH PORTFOLIO:

     As of December 31, 2005, Frances Campion managed seven mutual funds with a total of approximately $2.3 billion in assets; ten pooled investment vehicles other than mutual funds with a total of approximately $1.6 billion in assets; and 616 other accounts (including accounts managed under certain "wrap fee programs") with a total of approximately $2.3 billion in assets.

     As of December 31, 2005, Noreen Griffin managed seven mutual funds with a total of approximately $2.3 billion in assets; ten pooled investment vehicles other than mutual funds with a total of approximately $1.6 billion in assets; and 616 other accounts (including accounts managed under certain "wrap fee programs") with a total of approximately $2.3 billion in assets.

     As of December 31, 2005, Douglas McGraw managed seven mutual funds with a total of approximately $2.3 billion in assets; ten pooled investment vehicles other than mutual funds with a total of approximately $1.6 billion in assets; and 616 other accounts (including accounts managed under certain "wrap fee programs") with a total of approximately $2.3 billion in assets.

     As of December 31, 2005, Colin McQueen managed seven mutual funds with a total of approximately $2.3 billion in assets; ten pooled investment vehicles other than mutual funds with a total of approximately $1.6 billion in assets; and 616 other accounts (including accounts managed under certain "wrap fee programs") with a total of approximately $2.3 billion in assets.

     As of December 31, 2005, Martin J. Moorman managed seven mutual funds with a total of approximately $2.3 billion in assets; ten pooled investment vehicles other than mutual funds with a total of approximately $1.6 billion in assets; and 616 other accounts (including accounts managed under certain "wrap fee programs") with a total of approximately $2.3 billion in assets.

     WITH RESPECT TO THE EUROPEAN EQUITY PORTFOLIO:

     As of December 31, 2005, Rodderick M. Bridge managed four mutual funds with a total of approximately $1.1 billion in assets; one pooled investment vehicle other than mutual funds with a total of approximately $87 million in assets; and two other accounts with a total of approximately $335.1 million in assets. Of these other accounts, one account with a total of approximately $54.9 million in assets, had performance-based fees.

     As of December 31, 2005, Hywel George managed six mutual funds with a total of approximately $1.2 billion in assets; six pooled investment vehicles other than mutual funds with a total of approximately $399 million in assets; and one other account with a total of approximately $280.2 million in assets.

     As of October 31, 2005, Katia Levy-Thevenson managed two mutual funds with a total of approximately $797.6 million in assets; no pooled investment vehicles other than mutual funds; and no other accounts.

     As of October 31, 2005, Doriana Russo managed two mutual funds with a total of approximately $797.6 million in assets; no pooled investment vehicles other than mutual funds; and no other accounts.

     As of October 31, 2005, Zhixin Shu managed two mutual funds with a total of approximately $797.6 million in assets; no pooled investment vehicles other than mutual funds; and no other accounts.

     As of February 23, 2006, Felicity Smith managed one mutual fund with a total of approximately $636 million in assets; no pooled investment vehicles other than mutual funds; and no other accounts.

     WITH RESPECT TO THE EQUITY PORTFOLIO:

     As of December 31, 2005, Sam G. Chainani managed 33 mutual funds with a total of approximately $15.6 billion in assets; four pooled investment vehicles other than mutual funds with a total of approximately $1.3 billion in assets; and no other accounts.

     As of December 31, 2005, David S. Cohen managed 33 mutual funds with a total of approximately $15.6 billion in assets; four pooled investment vehicles other than mutual funds with a total of approximately $1.3 billion in assets; and no other accounts.

     As of December 31, 2005, Dennis P. Lynch managed 33 mutual funds with a total of approximately $15.6 billion in assets; four pooled investment vehicles other than mutual funds with a total of approximately $1.3 billion in assets; and no other accounts.

     As of December 31, 2005, Alexander Norton managed 33 mutual funds with a total of approximately $15.6 billion in assets; four pooled investment vehicles other than mutual funds with a total of approximately $1.3 billion in assets; and no other accounts.

     WITH RESPECT TO THE S&P 500 INDEX PORTFOLIO:

     As of December 31, 2005, Kevin Jung managed nine mutual funds with a total of approximately $6 billion in assets; no pooled investment vehicles other than mutual funds; and no other accounts.

     As of February 28, 2006, Thomas H. Moore managed four mutual funds with a total of approximately $759.6 million in assets; no pooled investment vehicles other than mutual funds; and no other accounts.

     WITH RESPECT TO THE GLOBAL ADVANTAGE PORTFOLIO:

     As of December 31, 2005, Eddie Ramos managed two mutual funds with a total of approximately $550 million in assets; no pooled investment vehicles other than mutual funds; and one other account with a total of $3.1 million in assets.

     WITH RESPECT TO THE AGGRESSIVE EQUITY PORTFOLIO:

     As of December 31, 2005, Sam G. Chainani managed 33 mutual funds with a total of approximately $15.6 billion in assets; four pooled investment vehicles other than mutual funds with a total of approximately $1.3 billion in assets; and no other accounts.

     As of December 31, 2005, David S. Cohen managed 33 mutual funds with a total of approximately $15.6 billion in assets; four pooled investment vehicles other than mutual funds with a total of approximately $1.3 billion in assets; and no other accounts.

     As of December 31, 2005, Dennis P. Lynch managed 33 mutual funds with a total of approximately $15.6 billion in assets; four pooled investment vehicles other than mutual funds with a total of approximately $1.3 billion in assets; and no other accounts.

     As of December 31, 2005, Alexander Norton managed 33 mutual funds with a total of approximately $15.6 billion in assets; four pooled investment vehicles other than mutual funds with a total of approximately $1.3 billion in assets; and no other accounts.

     WITH RESPECT TO THE INFORMATION PORTFOLIO:

     As of December 31, 2005, Mary Jayne Maly managed four mutual funds with a total of approximately $753.1 million in assets; one pooled investment vehicle other than mutual funds with a total of approximately $87.1 million in assets; and one other account (including accounts managed under certain "wrap fee programs") with a total of approximately $280.2 million in assets.

     As of December 31, 2005, David Walker managed seven mutual funds with a total of approximately $7.9 billion in assets; no pooled investment vehicles other than mutual funds; and no other accounts.

     WITH RESPECT TO THE STRATEGIST PORTFOLIO:

     As of December 31, 2005, W. David Armstrong managed 15 mutual funds with a total of approximately $7.2 billion in assets; no pooled investment vehicles other than mutual funds; and six other accounts with a total of approximately $771.2 million in assets.

     As of December 31, 2005, Mark Bavoso managed three mutual funds with a total of approximately $1.5 billion in assets; no pooled investment vehicles other than mutual funds; and no other accounts.

     As of December 31, 2005, David S. Horowitz managed 23 mutual funds with a total of approximately $22.5 billion in assets; one pooled investment vehicle other than mutual funds with a total of approximately $23.8 million in assets; and 35 other accounts with a total of approximately $5.8 billion in assets. Of these other accounts, two accounts with a total of approximately $425.1 million in assets had performance-based fees.

     As of December 31, 2005, Stefania Perrucci managed five mutual funds with a total of approximately $1.8 billion in assets; no pooled investment vehicles other than mutual funds; and no other accounts.

     Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Investment Adviser may receive fees from certain accounts that are higher than the fee it receives from the Portfolios, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Portfolios. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.


PORTFOLIO MANAGER COMPENSATION STRUCTURE


     Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio manager.


     BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser.

     DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

     Discretionary compensation can include:

     - CASH BONUS;

     - MORGAN STANLEY'S EQUITY INCENTIVE COMPENSATION PROGRAM (EICP) AWARDS--a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;


     - INVESTMENT MANAGEMENT DEFERRED COMPENSATION PLAN (IMDCP) AWARDS--a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio Managers must notionally invest a minimum of 25% to a maximum of 75% of the IMDCP deferral into a combination of the designated funds they manage that are included in the IMDCP fund menu, which may or may not include the Portfolios;

     - VOLUNTARY DEFERRED COMPENSATION PLANS--voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.


     Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:


     - Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's/account's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups where applicable. Generally, the greatest weight is placed on the three- and five-year periods.

     - Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.


     - Contribution to the business objectives of the Investment Adviser.

     - The dollar amount of assets managed by the portfolio manager.

     - Market compensation survey research by independent third parties.

     - Other qualitative factors, such as contributions to client objectives.

     - Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management that includes all investment professionals.


SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS

     As of December 31, 2005, the dollar range of securities beneficially owned (either directly, or notionally, through certain defined contribution and/or deferred compensation program) by each portfolio manager in the Fund is shown below:



     WITH RESPECT TO THE LIMITED DURATION PORTFOLIO:
     William T. Lawrence:                                    None(1)
     Paul F. O'Brien                                         None
     WITH RESPECT TO THE INCOME PLUS PORTFOLIO:
     Gerhardt P. Herbert:                                    None
     David S. Horowitz:                                      None
     WITH RESPECT TO THE HIGH YIELD PORTFOLIO:
     Joshua M. Givelber:                                     None(1)
     Gordon W. Loery:                                        None(1)
     WITH RESPECT TO THE UTILITIES PORTFOLIO:
     Edward F. Gaylor:                                       None
     David S. Horowitz:                                      None
     Mary Jayne Maly:                                        None
     WITH RESPECT TO THE INCOME BUILDER PORTFOLIO:
     Thomas B. Bastian:                                      None
     James A. Gilligan:                                      None
     Ellen Gold:                                             None
     Sergio Marcheli:                                        None
     Vincent E. Vizachero:                                   None
     WITH RESPECT TO THE DIVIDEND GROWTH PORTFOLIO:
     Sean J. Aurigemma:                                      None(1)
     John T. Roche:                                          None(1)
     John S. Roscoe:                                         None(1)
     WITH RESPECT TO THE GLOBAL DIVIDEND GROWTH PORTFOLIO:
     Frances Campion:                                        None
     Noreen Griffin:                                         None
     Douglas McGraw:                                         None
     Colin McQueen:                                          None
     Martin J. Moorman:                                      None

     WITH RESPECT TO THE EUROPEAN EQUITY PORTFOLIO:
     Rodderick M. Bridge:                                    None
     Hywel George:                                           None
     Katia Levy-Thevenson:                                   None
     Doriana Russo:                                          None
     Zhixin Shu:                                             None
     WITH RESPECT TO THE EQUITY PORTFOLIO:
     Sam G. Chainani:                                        None
     David S. Cohen:                                         None
     Dennis P. Lynch:                                        None
     Alexander Norton:                                       None
     WITH RESPECT TO THE S&P 500 INDEX PORTFOLIO:
     Kevin Jung:                                             None(1)
     Thomas H. Moore:                                        None
     WITH RESPECT TO THE GLOBAL ADVANTAGE PORTFOLIO:
     Edward Ramos:                                           None
     WITH RESPECT TO THE AGGRESSIVE EQUITY PORTFOLIO:
     Sam G. Chainani:                                        None(1)
     David S. Cohen:                                         None(1)
     Dennis P. Lynch:                                        None(1)
     Alexander Norton:                                       None(1)
     WITH RESPECT TO THE INFORMATION PORTFOLIO:
     Mary Jayne Maly:                                        None
     David Walker:                                           None
     WITH RESPECT TO THE STRATEGIST PORTFOLIO:
     W. David Armstrong:                                     None
     Mark Bavoso:                                            None(1)
     David S. Horowitz:                                      None
     Stefania Perrucci:                                      None


----------

(1) Although the portfolio manager does not have any assets directly invested in the Fund, he/she has made investments in one or more other mutual funds managed by the same portfolio management team pursuant to a similar strategy.

G. CODES OF ETHICS

     The Fund, the Investment Adviser, the Sub-Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an initial public offering and a preclearance requirement with respect to personal securities transactions.


H. PROXY VOTING POLICY AND PROXY VOTING RECORD


     The Board of Trustees believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the Trustees have delegated the responsibility to vote such proxies to the Investment Adviser. The following is a summary of the Investment Adviser's Proxy Voting Policy ("Proxy Policy").

     The Investment Adviser uses its best efforts to vote proxies on securities held in the Fund as part of its authority to manage, acquire and dispose of Fund assets. In this regard, the Investment Adviser has formed a Proxy Review Committee ("Committee") comprised of senior investment professionals that is responsible for creating and implementing the Proxy Policy. The Committee meets monthly but may meet more frequently as conditions warrant. The Proxy Policy provides that the Investment Adviser will vote proxies in the best interests of clients consistent with the objective of maximizing long-term investment returns. The Proxy Policy provides that the Investment Adviser will generally vote proxies in accordance with pre-determined guidelines contained in the Proxy Policy. The Investment Adviser may vote in a manner that is not consistent with the pre-determined guidelines, provided that the vote is approved by the Committee. The Investment Adviser generally will not vote a proxy if it has sold the affected security between the record date and the meeting date.

     The Proxy Policy provides that, unless otherwise determined by the Committee, votes will be cast in the manner described below:

     - Generally, routine proposals will be voted in support of management.


     - With regard to the election of directors, where no conflict exists and where no specific governance deficiency has been noted, votes will be cast in support of management's nominees.


     - The Investment Adviser will vote in accordance with management's recommendation with respect to certain non-routine proposals (i.e., reasonable capitalization changes, stock repurchase programs, stock splits, certain compensation-related matters, certain anti-takeover measures, etc.).

     - The Investment Adviser will vote against certain non-routine proposals (i.e., unreasonable capitalization changes, establishment of cumulative voting rights for the election of directors, requiring supermajority shareholder votes to amend by-laws, indemnification of auditors, etc.) (notwithstanding management support).


     - The Investment Adviser will vote in its discretion with respect to certain non-routine proposals (i.e., mergers, acquisitions, take-overs, spin-offs, etc.) which may have a substantive financial or best interest impact on an issuer.


     - The Investment Adviser will vote for certain proposals it believes call for reasonable charter provisions or corporate governance practices (i.e., requiring auditors to attend annual shareholder meetings, requiring that members of compensation, nominating and audit committees be independent, reducing or eliminating supermajority voting requirements, etc.).

     - The Investment Adviser will vote against certain proposals it believes call for unreasonable charter provisions or corporate governance practices (i.e., proposals to declassify boards, proposals to require a company to prepare reports that are costly to provide or that would require duplicative efforts or expenditure that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders, etc.).

     - Certain other proposals (i.e., proposals requiring directors to own large amounts of company stock to be eligible for election, proposals requiring diversity of board membership relating to broad based social, religious or ethnic groups, etc.) generally are evaluated by the Committee based on the nature of the proposal and the likely impact on shareholders.


     While the proxy voting process is well-established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-U.S. companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent the Investment Adviser's ability to vote such proxies. As a result, non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits to the Fund of voting such proxies.

CONFLICTS OF INTEREST


     If the Committee determines that an issue raises a material conflict of interest, or gives rise to a potential material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict in question and that the Committee will have sole discretion to cast a vote.


THIRD PARTIES


     To assist the Investment Adviser in its responsibility for voting proxies, the Investment Adviser may retain third-party services as experts in the proxy voting and corporate governance area. These proxy research providers are referred to herein as "Research Providers." The services provided to the Investment Adviser by the Research Providers include in-depth research, global issuer analysis, and voting recommendations. While the Investment Adviser may review and utilize recommendations made by the Research Providers in making proxy voting decisions, it is in no way obligated to follow such recommendations. In addition to research, the Research Providers provide vote execution, reporting, and recordkeeping. The Committee carefully monitors and supervises the services provided by the Research Providers.

FURTHER INFORMATION


     A copy of the Proxy Policy, as well as the Fund's most recent proxy voting record for the 12-month period ended June 30, filed with the SEC, are available without charge on our web site at www.morganstanley.com/funds. The Fund's proxy voting record is also available without charge on the SEC's web site at http://www.sec.gov.

I. REVENUE SHARING

     The Investment Adviser and/or Distributor may pay compensation, out of their own funds and not as an additional charge to the Portfolios, to affiliated or unaffiliated brokers, dealers or other financial intermediaries, including insurance companies or their affiliates ("Intermediaries"), in connection with the sale, distribution, retention and/or servicing of shares of the Portfolios. For example, the Investment Adviser or the Distributor may pay compensation to Intermediaries for the purpose of promoting the sale of Portfolio shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services. The additional payments are generally based on current assets but may also be based on other measures as determined from time to time by the Investment Adviser or Distributor (E.G. gross sales or number of accounts). The amount of these payments, as determined from time to time by the Investment Adviser or the Distributor, may be substantial and may be different for different Intermediaries.

     These payments may include annual amounts up to 0.15% of the average daily net assets of shares of each Portfolio.

     The prospect of receiving, or the receipt of, additional compensation, as described above, by Intermediaries out of the Investment Adviser's or Distributor's own funds, may provide Intermediaries and/or their salespersons with an incentive to favor sales of shares of the Portfolios over other investment options with respect to which the Intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of a Portfolio or the amount that a Portfolio receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Portfolio shares.


VI. BROKERAGE ALLOCATION AND OTHER PRACTICES

A. BROKERAGE TRANSACTIONS

     Subject to the general supervision of the Trustees, the Investment Adviser and for the EUROPEAN EQUITY PORTFOLIO, the GLOBAL ADVANTAGE PORTFOLIO and the GLOBAL DIVIDEND GROWTH PORTFOLIO, the Sub-Adviser, is responsible for decisions to buy and sell securities for each Portfolio, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. Certain securities (e.g., certain money market instruments) are purchased directly from an issuer, in which case no commissions or discounts are paid.

     For the fiscal years ended December 31, 2003, 2004 and 2005, the Portfolios paid brokerage commissions as follows:



                                             BROKERAGE           BROKERAGE            BROKERAGE
                                         COMMISSIONS PAID    COMMISSIONS PAID     COMMISSIONS PAID
                                          FOR FISCAL YEAR     FOR FISCAL YEAR      FOR FISCAL YEAR
NAME OF PORTFOLIO                         ENDED 12/31/03       ENDED 12/31/04       ENDED 12/31/05
-----------------                        ----------------    ----------------     ----------------
The Money Market Portfolio                $          -0-       $         -0-        $         -0-
The Limited Duration Portfolio                     9,529                 -0-                9,226
The Income Plus Portfolio                         30,639              22,261               32,475
The High Yield Portfolio                           7,924               3,293                1,565
The Utilities Portfolio                          260,953             132,276              167,780
The Income Builder Portfolio                      70,318              59,240               46,942
The Dividend Growth Portfolio                  1,301,958             952,201              759,151
The Global Dividend Growth Portfolio             299,387             193,927              153,243
The European Equity Portfolio                    685,396             556,399              378,659
The Equity Portfolio                           3,921,397           2,297,278              932,436
The S&P 500 Index Portfolio                       49,473              16,765               17,280
The Global Advantage Portfolio                   102,915             117,126               72,365
The Aggressive Equity Portfolio                  335,995             247,304              101,523
The Information Portfolio                        115,308              75,862               59,959
The Strategist Portfolio                         598,220             417,101              359,128
                                          --------------       -------------        -------------
     Total                                $    7,789,412       $   5,091,033        $   3,091,732
                                          ==============       =============        =============


B. COMMISSIONS

     Pursuant to an order of the SEC, the Portfolios may effect principal transactions in certain money market instruments with Morgan Stanley DW. The Portfolios will limit their transactions with Morgan Stanley DW to U.S. government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers' acceptances) and commercial paper. The transactions will be effected with Morgan Stanley DW only when the price available from Morgan Stanley DW is better than that available from other dealers.


     During the fiscal years ended December 31, 2003, 2004 and 2005, the Portfolios did not effect any principal transactions with Morgan Stanley DW.


     Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Portfolios, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Adviser by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.


     For the fiscal year ended December 31, 2003, 2004 and 2005, the Portfolios did not pay any brokerage commissions to Morgan Stanley DW.

     During the fiscal years ended December 31, 2003 and 2004, the Portfolios paid brokerage commissions to Morgan Stanley & Co. as follows:



                                                          BROKERAGE COMMISSIONS
                                                        PAID TO MORGAN STANLEY &
                                                       CO. FOR FISCAL YEAR ENDED
                                                     -----------------------------
NAME OF PORTFOLIO                                       12/31/03        12/31/04
-----------------                                    -------------   -------------
The Money Market Portfolio                           $         -0-   $         -0-
The Limited Duration Portfolio                                 -0-             -0-
The Income Plus Portfolio                                      -0-             -0-
The High Yield Portfolio                                       -0-             -0-
The Utilities Portfolio                                     65,194          19,005
The Income Builder Portfolio                                 1,888           1,046
The Dividend Growth Portfolio                              122,480         152,676
The Global Dividend Growth Portfolio                         9,121           4,177
The European Equity Portfolio                                  -0-             -0-
The Equity Portfolio                                       346,907         261,132
The S&P 500 Index Portfolio                                    -0-             -0-
The Global Advantage Portfolio                               5,514           1,733
The Aggressive Equity Portfolio                             39,251          26,126
The Information Portfolio                                    8,091           9,322
The Strategist Portfolio                                    45,219          66,477
                                                     -------------   -------------
     Total                                           $     643,665   $     541,694
                                                     =============   =============



     For the fiscal year ended December 31, 2005, the Portfolios paid brokerage commissions to Morgan Stanley & Co. as follows:



                                                                                           PERCENTAGE OF
                                                                                         AGGREGATE DOLLAR
                                                                                        AMOUNT OF EXECUTED
                                                                     PERCENTAGE OF       TRADES ON WHICH
                                         BROKERAGE COMMISSIONS    AGGREGATE BROKERAGE        BROKERAGE
                                            PAID TO MORGAN          COMMISSIONS FOR      COMMISSIONS WERE
                                       STANLEY & CO. FOR FISCAL    FISCAL YEAR ENDED   PAID FOR FISCAL YEAR
NAME OF PORTFOLIO                         YEAR ENDED 12/31/05          12/31/05           ENDED 12/31/05
-----------------                      ------------------------   -------------------  --------------------
The Money Market Portfolio                    $      -0-                   0%                      0%
The Limited Duration Portfolio                       -0-                   0%                      0%
The Income Plus Portfolio                            -0-                   0%                      0%
The High Yield Portfolio                             -0-                   0%                      0%
The Utilities Portfolio                           64,079               38.19%                  35.39%
The Income Builder Portfolio                          70                0.15%                   0.09%
The Dividend Growth Portfolio                    102,753               13.54%                  13.08%
The Global Dividend Growth Portfolio               1,486                0.97%                   0.97%
The European Equity Portfolio                        -0-                   0%                      0%
The Equity Portfolio                             113,840               12.21%                  12.94%
The S&P 500 Index Portfolio                          -0-                   0%                      0%
The Global Advantage Portfolio                       927                1.28%                   2.46%
The Aggressive Equity Portfolio                    1,619                1.59%                   3.92%
The Information Portfolio                          8,653               14.43%                  23.41%
The Strategist Portfolio                          98,115               27.32%                  28.73%
                                              ----------
     Total                                    $  391,542
                                              ==========



C. BROKERAGE SELECTION

     The policy of the Fund regarding purchases and sales of securities for the Portfolios is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. The Investment Adviser (or, if applicable, the Sub-Adviser) is prohibited from directing brokerage transactions on the basis of the referral of clients on the sale of shares of advised investment companies. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Adviser (or, if applicable, the Sub-Adviser) from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Adviser (or, if applicable, the Sub-Adviser) relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.


     The Fund anticipates that certain Portfolio transactions involving foreign securities will be effected on foreign securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

     In seeking to implement each Portfolio's policies, the Investment Adviser (or, if applicable, the Sub-Adviser) effects transactions with those brokers and dealers who the Investment Adviser (or, if applicable, the Sub-Adviser) believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Adviser (or, if applicable, the Sub-Adviser) believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Adviser (or, if applicable, the Sub-Adviser). The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Adviser (or, if applicable, the Sub-Adviser) from brokers and dealers may be utilized by them and any of their asset management affiliates in themanagement of accounts of some of their other clients and may not in all cases benefit a Portfolio directly.


     The Investment Adviser, the Sub-Adviser and certain of their affiliates currently serve as investment advisers to a number of clients, including other investment companies, and may in the future act as investment advisers to others. It is the practice of the Investment Adviser, the Sub-Adviser (if applicable) and their affiliates to cause purchase and sale transactions (including transactions in certain initial and secondary public offerings) to be allocated among the Portfolios and clients whose assets they manage in such manner as they deem equitable. In making such allocations among the Portfolios and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the Portfolios and other client accounts. The Investment Adviser, the Sub-Adviser and their affiliates may operate one or more order placement facilities, and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.


D. DIRECTED BROKERAGE


     During the fiscal year ended December 31, 2005, the Portfolios paid brokerage commissions to brokers because of research services provided, as follows:



                                                                          AGGREGATE DOLLAR AMOUNT
                                            BROKERAGE COMMISSIONS        OF TRANSACTIONS FOR WHICH
                                         DIRECTED IN CONNECTION WITH        SUCH COMMISSIONS WERE
                                        RESEARCH SERVICES PROVIDED FOR   PAID FOR FISCAL YEAR ENDED
NAME OF PORTFOLIO                         FISCAL YEAR ENDED 12/31/05               12/31/05
-----------------                       ------------------------------   --------------------------
The Money Market Portfolio                     $            -0-                 $            -0-
The Limited Duration Portfolio                              -0-                              -0-
The Income Plus Portfolio                                   -0-                              -0-
The High Yield Portfolio                                    -0-                              -0-
The Utilities Portfolio                                  18,371                       14,445,239
The Income Builder Portfolio                             18,754                       15,233,755
The Dividend Growth Portfolio                           270,734                      232,897,817
The Global Dividend Growth Portfolio                     99,714                       67,641,017
The European Equity Portfolio                           293,865                      164,478,484
The Equity Portfolio                                    403,408                      377,254,772
The S&P 500 Index Portfolio                                 -0-                              -0-
The Global Advantage Portfolio                           31,881                       21,737,094
The Aggressive Equity Portfolio                          43,743                       43,572,091
The Information Portfolio                                26,075                       14,196,036
The Strategist Portfolio                                114,313                       63,327,123
                                               ----------------                 ----------------
     Total                                     $      1,320,858                 $  1,014,783,428
                                               ================                 ================

E. REGULAR BROKER-DEALERS


     During the fiscal year ended December 31, 2005, the Portfolios purchased securities issued by the following issuers, which were among the ten brokers or the ten dealers that executed transactions for or with the Fund or the Portfolio in the largest dollar amounts during the year:



NAME OF PORTFOLIO                                   ISSUER
-----------------                      ----------------------------------
The Money Market Portfolio             Bank of America Corp.
                                       Citigroup Inc.
                                       Deutsche Securities Inc.
                                       Goldman Sachs & Co.
                                       J.P. Morgan Chase & Co.
                                       Merrill Lynch & Co., Inc.
                                       UBS Securities LLC

The Limited Duration Portfolio         None.

The Income Plus Portfolio              The Bank of New York (The)

The High Yield Portfolio               None.

The Utilities Portfolio                None.

The Income Builder Portfolio           Bank of America Corp.
                                       Citigroup Inc.
                                       Goldman Sachs & Co.
                                       J.P. Morgan Chase & Co.
                                       Lehman Brothers Holdings Inc.
                                       Merrill Lynch & Co., Inc.
                                       Prudential Securities Inc.

The Dividend Growth Portfolio          Bank of America Corp.
                                       Citigroup Inc.
                                       Goldman Sachs & Co.
                                       J.P. Morgan Chase & Co.
                                       Merrill Lynch & Co., Inc.
                                       Prudential Securities Inc.
                                       UBS Securities LLC

The Global Dividend Growth Portfolio   Citigroup Inc.
                                       Merrill Lynch & Co., Inc.

The European Equity Portfolio          CS First Boston LLC
                                       Deutsche Securities Inc.
                                       Prudential Securities Inc.

The Equity Portfolio                   Goldman Sachs & Co.

The S&P 500 Index Portfolio            Citigroup Inc.
                                       J.P. Morgan Chase & Co.
                                       Prudential Securities Inc.

The Global Advantage Portfolio         UBS Securities LLC

The Aggressive Equity                  None.

The Information Portfolio              None.

The Strategist Portfolio               Bank of America Corp.
                                       Citigroup Inc.
                                       Merrill Lynch & Co., Inc.

     At December 31, 2005, the Portfolios held securities issued by such brokers or dealers with the following market values:



                                                                                                 MARKET VALUE
NAME OF PORTFOLIO                                                          ISSUER                 AT 12/31/05
-----------------                                              ------------------------------   ---------------
The Money Market Portfolio                                     Bank of America Corp.            $     6,974,742
                                                               J.P. Morgan Chase & Co.                1,845,124
                                                               UBS Securities LLC                    11,892,321
                                                               Goldman Sachs & Co.                   11,537,664
                                                               Prudential Securities Inc.             1,253,483

The Limited Duration Portfolio                                 J.P. Morgan Chase & Co.          $     3,146,972
                                                               Citigroup Inc.                         1,081,068
                                                               Bank of America Corp.                  1,047,019
                                                               Lehman Brothers Holdings Inc.          1,248,193
                                                               Prudential Securities Inc.               832,403
                                                               Goldman Sachs & Co.                      763,468
                                                               Bank of New York (The)                   216,143

The Income Plus Portfolio                                      J.P. Morgan Chase & Co.          $     5,672,091
                                                               Citigroup Inc.                         5,676,160
                                                               Goldman Sachs & Co.                      832,971
                                                               Deutsche Securities Inc.               3,559,111
                                                               Prudential Securities Inc.               383,617

The Income Builder Portfolio                                   J.P. Morgan Chase & Co.          $     1,641,102
                                                               Citigroup Inc.                         2,204,054
                                                               Lehman Brothers Holdings Inc.            999,020
                                                               Merrill Lynch & Co., Inc.              1,369,501
                                                               Bank of America Corp.                    775,320
                                                               Goldman Sachs & Co.                      347,371

The Dividend Growth Portfolio                                  Bank of America Corp.            $    24,726,985
                                                               Citigroup Inc.                        22,178,647
                                                               Merrill Lynch & Co., Inc.             13,646,037
                                                               Goldman Sachs & Co.                    9,580,166
                                                               J.P. Morgan Chase & Co.                6,480,663
                                                               UBS Securities LLC                    11,547,880

The Global Dividend Growth Portfolio                           Citigroup Inc.                   $    11,086,533
                                                               UBS Securities LLC                     3,059,438
                                                               Merrill Lynch & Co., Inc.              3,593,483

The European Equity Portfolio                                  UBS Securities LLC               $     2,137,323
                                                               Deutsche Securities Inc.               3,795,114
                                                               CS First Boston LLC                    4,712,330

The Equity Portfolio                                           Goldman Sachs & Co.              $    17,847,473

The S&P 500 Index Portfolio                                    Citigroup Inc.                   $     5,951,234
                                                               Bank of America Corp.                  4,492,702
                                                               J.P. Morgan Chase & Co.                3,366,387
                                                               Morgan Stanley & Co.                   1,482,559
                                                               Merrill Lynch & Co., Inc.              1,508,686
                                                               Goldman Sachs & Co.                    1,395,487
                                                               Prudential Securities, Inc.              895,919
                                                               Bank of New York (The)                   594,640
                                                               Lehman Brothers Holdings, Inc.           832,336

                                                                                                  MARKET VALUE
NAME OF PORTFOLIO                                                          ISSUER                 AT 12/31/05
-----------------                                              ------------------------------   ---------------
The Global Advantage Portfolio                                 Bank of America Corp.            $       524,818
                                                               UBS Securities LLC                       479,096
                                                               Merrill Lynch & Co., Inc.                325,713

The Strategist Portfolio                                       Citigroup Inc.                   $     5,454,367
                                                               J.P. Morgan Chase & Co.                4,790,658
                                                               Bank of America Corp.                  5,417,523
                                                               Goldman Sachs & Co.                      255,901
                                                               Bank of New York (The)                    75,399
                                                               Merrill Lynch & Co., Inc.                519,302


VII. CAPITAL STOCK AND OTHER SECURITIES


     The shareholders of each Portfolio are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. The Fund's shares of beneficial interest are divided currently into fifteen Portfolios. All shares of beneficial interest of each Class of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne by such Class (if any) or any other matter in which the interests of one Class differ from the interests of any other Class.


     The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional Portfolios and additional Classes of shares within any Portfolio. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the PROSPECTUS for each Class.

     The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by the actions of the Trustees. In addition, under certain circumstances the shareholders may call a meeting to remove Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

     Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

     Shareholders have the right to vote on the election of Trustees of the Fund and on any and all matters on which by law or the provisions of the Fund's By-Laws they may be entitled to vote. To the extent required by law, insurance companies, which are the only shareholders of the Fund, will vote the shares of the Fund held in each Account established to fund the benefits under either a flexible premium deferred variable annuity Contract or a flexible premium variable life insurance Contract in accordance with instructions from the owners of such Contracts. Shareholders of all Portfolios vote for a single set of Trustees.

     The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.

     On any matters affecting only one Portfolio, only the shareholders of that Portfolio are entitled to vote. On matters relating to all the Portfolios, but affecting the Portfolios differently, separate votes by each Portfolio are required. Approval of an Investment Advisory Agreement or the change in fundamental policy would be regarded as matters requiring separate voting by each Portfolio.

     With respect to the submission to shareholder vote of a matter requiring separate voting by each Portfolio, the matter shall have been effectively acted upon with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio votes for the approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other Portfolio; or (2) the matter has not been approved by a majority of the outstanding voting securities of the Fund. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.


VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES

A. PURCHASE/REDEMPTION OF SHARES

     Information concerning how Portfolio shares are offered (and how they are redeemed) is provided in each of the Fund's Class X and Class Y PROSPECTUSES.

B. OFFERING PRICE

     The price of each Portfolio share, called "net asset value," is based on the value of the Portfolio's securities. Net asset value per share of each of Class X and Class Y shares is calculated by dividing the value of the portion of each Portfolio's securities and other assets attributable to each Class, respectively, less the liabilities attributable to each Class, respectively, by the number of shares of the Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.

     The MONEY MARKET PORTFOLIO, however, utilizes the amortized cost method in valuing its portfolio securities for purposes of determining the net asset value of its shares. The MONEY MARKET PORTFOLIO utilizes this method in valuing its portfolio securities even though the portfolio securities may increase or decrease in market value, generally in connection with changes in interest rates. The amortized cost method of valuation involves valuing a security at its cost at the time of purchase adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the MONEY MARKET PORTFOLIO would receive if it sold the investment. During such periods, the yield to investors in the MONEY MARKET PORTFOLIO may differ somewhat from that obtained in a similar company which uses mark-to-market values for all of its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the MONEY MARKET PORTFOLIO would be able to obtain a somewhat higher (lower) yield than would result from investment in such a similar company and existing investors would receive less (more) investment income. The purpose of this method of calculation is to facilitate the maintenance of a constant net asset value per share of $1.00.

     The use of the amortized cost method to value the portfolio securities of the MONEY MARKET PORTFOLIO and the maintenance of the per share net asset value of $1.00 is permitted pursuant to Rule 2a-7 of the Investment Company Act (the "Rule") and is conditioned on its compliance with various conditions contained in the Rule including: (a) the Trustees are obligated, as a particular responsibility within the overall duty of care owed to the Portfolio's shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Portfolio's investment objectives, to stabilize the net asset value per share as computed for the purpose of distribution and redemption at $1.00 per share; (b) the procedures include (i) calculation, at such intervals as the Trustees determine are appropriate and as are reasonable in light of current market conditions, of the deviation, if any, between net asset value per share using amortized cost to value portfolio securities and net asset value per share based upon available market quotations with respect to such portfolio securities; (ii) periodic review by the Trustees of the amount of deviation as well as methods used to calculate it; and (iii) maintenance of written records of the procedures, and the Trustees' considerations made pursuant to them and any actions taken upon such consideration; (c) the Trustees should consider what steps should be taken, if any, in the event of a difference of more than 1/2 of 1% between the two methods of valuation; and (d) the Trustees should take such action as they deem appropriate (such as shortening the average portfolio maturity, realizing gains or losses, withholding dividends or, as provided by the Declaration of Trust, reducing the number of outstanding shares of the MONEY MARKET PORTFOLIO) to eliminate or reduce to the extent reasonably practicable material dilution or other unfair results to investors or existing shareholders which might arise from differences between the two methods of valuation. Any reduction of outstanding shares will be effected by having each shareholder proportionately contribute to the MONEY MARKET PORTFOLIO'S capital the necessary shares that represent the amount of excess upon such determination. Each Contract Owner will be deemed to have agreed to such contribution in these circumstances by allocating investment under his or her Contract to the MONEY MARKET PORTFOLIO.

     Generally, for purposes of the procedures adopted under the Rule, the maturity of a portfolio security is deemed to be the period remaining (calculated from the trade date or such other date on which the MONEY MARKET PORTFOLIO'S interest in the instrument is subject to market action) until the date on which in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

     A variable rate security that is subject to a demand feature is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand. A floating rate security that is subject to a demand feature is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

     An "NRSRO" is a nationally recognized statistical rating organization. The term "Requisite NRSROs" means (i) any two NRSROs that have issued a rating with respect to a security or class of debt obligations of an issuer, or (ii) if only one NRSRO has issued a rating with respect to such security or issuer at the time a fund purchases or rolls over the security, that NRSRO.

     An Eligible Security is generally defined in the Rule to mean (i) a security with a remaining maturity of 397 calendar days or less that has received a short-term rating (or that has been issued by an issuer that has received a short-term rating with respect to a class of debt obligations, or any debt obligation within that class, that is comparable in priority and security with the security) by the Requisite NRSROs in one of the two highest short-term rating categories (within which there may be sub-categories or gradations indicating relative standing); or (ii) a security: (A) that at the time of issuance had a remaining maturity of more than 397 calendar days but that has a remaining maturity of 397 calendar days or less; and (B) whose issuer has received from the Requisite NRSROs a rating with respect to a class of debt obligations (or any debt obligations within that class) that is now comparable in priority and security with the security, in one of the two highest short-term rating categories (within which there may be subcategories or gradations indicating relative standing); or (iii) an unrated security that is of comparable quality to a security meeting the requirements of (i) or (ii) above, as determined by the Trustees. The MONEY MARKET PORTFOLIO will limit its investments to securities that meet the requirements for Eligible Securities.

     As permitted by the Rule, the Board has delegated to the Fund's Investment Adviser, subject to the Board's oversight pursuant to guidelines and procedures adopted by the Board, the authority to determine which securities present minimal credit risks and which unrated securities are comparable in quality to rated securities.

     Also, as required by the Rule, the MONEY MARKET PORTFOLIO will limit its investments in securities, other than Government securities, so that, at the time of purchase: (a) except as further limited in (b) below with regard to certain securities, no more than 5% of its total assets will be invested in the securities of any one issuer; and (b) with respect to Eligible Securities that have received a rating in less than the highest category by any one of the NRSROs whose ratings are used to qualify the security as an Eligible Security, or that have been determined to be of comparable quality: (i) no more than 5% in the aggregate of the Portfolio's total assets in all such securities; and (ii) no more than the greater of 1% of total assets, or $1 million, in the securities on any one issuer.

     The presence of a line of credit or other credit facility offered by a bank or other financial institution, which guarantees the payment obligation of the issuer, in the event of a default in the payment of principal or interest of an obligation, may be taken into account in determining whether an investment is an Eligible Security, provided that the guarantee itself is an Eligible Security.

     The Rule further requires that the MONEY MARKET PORTFOLIO limit its investments to U.S. dollar-denominated instruments which the Trustees determine present minimal credit risks and which are Eligible Securities. The Rule also requires the Portfolio to maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to its objective of maintaining a stable net asset value of $1.00 per share and precludes the purchase of any instrument with a remaining maturity of more than 397 days. Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the Portfolio will invest its available cash in such a manner as to reduce such maturity to 90 days or less a soon as is reasonably practicable.

     If the Trustees determine that it is no longer in the best interests of the MONEY MARKET PORTFOLIO and its shareholders to maintain a stable price of $1.00 per share or if the Trustees believe that maintaining such price no longer reflects a market-based net asset value per share, the board has the right to change from an amortized cost basis of valuation to valuation based on market quotations. The Fund will notify shareholders of the Portfolio of any such change.

     In the calculation of a Portfolio's net asset value (other than the MONEY MARKET PORTFOLIO): (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the NASDAQ is valued at the NASDAQ Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; and (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last report bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the board of the Fund. When market quotations are not readily available, including circumstances under which it is determined by the Investment Adviser (or if applicable, the Sub-Adviser) that the sale price, the bid price or the mean between the last reported bid and asked price are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE.


     Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such price does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.


     Certain of the Portfolios' securities (other than securities of the MONEY MARKET PORTFOLIO) may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.


     Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest price published by the commodities exchange on which they trade unless it is determined that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.


     Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE and will therefore not be reflected in the computation of a Portfolio's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

IX. TAXATION OF THE PORTFOLIOS AND SHAREHOLDERS

     Each of the Portfolios is treated as a separate entity for federal tax purposes. Each of the Portfolios intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As such, each of the Portfolios will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders. Each of the Portfolios generally intends to distribute sufficient income and gains so that each of the Portfolios will not pay corporate income tax on its earnings.

     Section 817(h) of the Internal Revenue Code provides that the investments of a separate account underlying a variable insurance contract (or the investments of a mutual fund, the shares of which are owned by the variable separate account) must be "adequately diversified" in order for the contract to be treated as an annuity or life insurance for tax purposes. The Treasury Department has issued regulations prescribing these diversification requirements. Each Portfolio intends to comply with these requirements.

     Information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance Contracts is contained in the accompanying prospectus for the applicable Contract.

X. UNDERWRITERS

     The Portfolios' shares are offered on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan."

XI. PERFORMANCE DATA


     The current yield of the MONEY MARKET PORTFOLIO for the seven days ended December 31, 2005 was 4.08% for Class X shares and 3.83% for Class Y shares. The seven day effective yield on December 31, 2005 was 4.16% for Class X shares and 3.90% for Class Y shares, assuming daily compounding.

     For the 30-day period ended December 31, 2005, the yield of the LIMITED DURATION PORTFOLIO was 4.15% for Class X shares and 3.91% for Class Y shares; the yield of the INCOME PLUS PORTFOLIO was 4.43% for Class X shares and 4.17% for Class Y shares; the yield of the HIGH YIELD PORTFOLIO was 6.78% for Class X shares and 6.53% for Class Y shares; and the yield of the UTILITIES PORTFOLIO was 2.37% for Class X shares and 2.11% for Class Y shares.

CLASS X SHARES


                                                                                                                AVERAGE ANNUAL
                                                                                                               TOTAL RETURN FOR
                                                                                                                  PERIOD FROM
                                                                        AVERAGE ANNUAL      AVERAGE ANNUAL       COMMENCEMENT
                                                   TOTAL RETURN FOR    TOTAL RETURN FOR    TOTAL RETURN FOR      OF OPERATIONS
                                                   FISCAL YEAR ENDED   FIVE YEARS ENDED     TEN YEARS ENDED         THROUGH
NAME OF PORTFOLIO               DATE OF INCEPTION  DECEMBER 31, 2005   DECEMBER 31, 2005   DECEMBER 31, 2005   DECEMBER 31, 2005
------------------------------  -----------------  -----------------   -----------------   -----------------   -----------------
The Money Market
  Portfolio                           03/09/84                  2.79%               1.91%               3.58%               5.00%
The Limited Duration
  Portfolio                           05/04/99                  1.87%               3.24%                 --                3.54%
The Income Plus
  Portfolio                           03/01/87                  3.33%               6.39%               5.91%               7.60%
The High Yield
  Portfolio                           03/09/84                  2.18%              -2.48%              -3.60%               3.53%
The Utilities Portfolio               03/01/90                 14.62%              -1.45%               6.32%               8.33%
The Income Builder
  Portfolio                           01/21/97                  6.96%               6.27%                 --                7.03%
The Dividend Growth
  Portfolio                           03/01/90                  5.61%               2.63%               7.61%               9.15%
The Global Dividend
  Growth Portfolio                    02/23/94                  6.34%               5.77%               8.17%               8.69%
The European Equity
  Portfolio                           03/01/91                  8.69%               0.45%               8.91%              11.08%
The Equity Portfolio                  03/09/84                 18.16%              -1.46%              10.03%              12.37%
The S&P 500 Index
  Portfolio                           05/18/98                  4.64%               0.13%                 --                2.76%
The Global Advantage
  Portfolio                           05/18/98                  6.80%              -0.88%                 --               -0.21%
The Aggressive Equity
  Portfolio                           05/04/99                 23.17%              -0.63%                 --                5.08%
The Information
  Portfolio                            11/6/00                  0.60%             -11.41%                 --              -12.33%
The Strategist
  Portfolio                           03/01/87                  8.32%               4.09%               9.20%               9.30%


CLASS Y SHARES


                                                                                                          AVERAGE ANNUAL
                                                                                                         TOTAL RETURN FOR
                                                                                                           PERIOD FROM
                                           DATE OF INCEPTION                         AVERAGE ANNUAL       FIRST OFFERING
                                           OR FIRST OFFERING   TOTAL RETURN FOR     TOTAL RETURN FOR     OF CLASS Y SHARES
                                             OF SHARES OF      FISCAL YEAR ENDED    FIVE YEARS ENDED          THROUGH
NAME OF PORTFOLIO                              THE CLASS       DECEMBER 31, 2005    DECEMBER 31, 2005    DECEMBER 31, 2005
----------------------------------------   -----------------   -----------------    -----------------    -----------------
The Money Market Portfolio                     06/05/00                     2.53%                1.66%                2.09%
The Limited Duration Portfolio                 06/05/00                     1.51%                2.97%                3.36%
The Income Plus Portfolio                      06/05/00                     3.08%                6.14%                7.02%
The High Yield Portfolio                       06/05/00                     1.92%               -2.72%               -8.50%
The Utilities Portfolio                        06/05/00                    14.35%               -1.71%               -1.17%
The Income Builder Portfolio                   06/05/00                     6.71%                6.00%                5.57%
The Dividend Growth Portfolio                  06/05/00                     5.35%                2.37%                3.48%
The Global Dividend Growth Portfolio           06/05/00                     6.17%                5.52%                4.96%
The European Equity Portfolio                  06/05/00                     8.36%                0.21%               -1.19%
The Equity Portfolio                           06/05/00                    17.89%               -1.70%               -2.25%
The S&P 500 Index Portfolio                    06/05/00                     4.43%               -0.13%               -1.93%
The Global Advantage Portfolio                 06/05/00                     6.44%               -1.13%               -3.91%
The Aggressive Equity Portfolio                06/05/00                    22.72%               -0.89%               -1.25%
The Information Portfolio                      11/06/00                     0.20%              -11.67%              -12.57%
The Strategist Portfolio                       06/05/00                     8.06%                3.82%                3.42%

CLASS X SHARES


                                                                                                               TOTAL RETURN FOR
                                                                                                                  PERIOD FROM
                                                                                                                COMMENCEMENT
                                                  TOTAL RETURN FOR     TOTAL RETURN FOR    TOTAL RETURN FOR     OF OPERATIONS
                                                  FISCAL YEAR ENDED    FIVE YEARS ENDED    TEN YEARS ENDED         THROUGH
NAME OF PORTFOLIO              DATE OF INCEPTION  DECEMBER 31, 2005   DECEMBER 31, 2005   DECEMBER 31, 2005   DECEMBER 31, 2005
----------------------------   -----------------  -----------------   -----------------   -----------------   -----------------
The Money Market
  Portfolio                        03/09/84                    2.79%               9.93%              42.09%             190.07%
The Limited Duration
  Portfolio                        05/04/99                    1.87%              17.29%                 --               26.08%
The Income
  Plus Portfolio                   03/01/87                    3.33%              36.31%              77.65%             297.45%
The High Yield
  Portfolio                        03/09/84                    2.18%             -11.80%             -30.69%             113.20%
The Utilities Portfolio            03/01/90                   14.62%              -7.05%              84.61%             254.82%
The Income Builder
  Portfolio                        01/21/97                    6.96%              35.51%                 --               83.56%
The Dividend Growth
  Portfolio                        03/01/90                    5.61%              13.85%             108.21%             300.11%
The Global Dividend
Growth Portfolio                   02/23/94                    6.34%              32.39%             119.41%             168.48%
The European Equity
  Portfolio                        03/01/91                    8.69%               2.26%             134.80%             375.57%
The Equity Portfolio               03/09/84                   18.16%              -7.08%             160.19%           1,174.14%
The S&P 500 Index
  Portfolio                        05/18/98                    4.64%               0.66%                 --               23.05%
The Global Advantage
  Portfolio                        05/18/98                    6.80%              -4.32%                 --               -1.62%
The Aggressive Equity
  Portfolio                        05/04/99                   23.17%              -3.10%                 --               39.08%
The Information
  Portfolio                        11/06/00                    0.60%             -45.45%                 --              -49.21%
The Strategist
 Portfolio                         03/01/87                    8.32%              22.16%             141.19%             434.34%


CLASS Y SHARES


                                                                                                         TOTAL RETURN FOR
                                                                                                            PERIOD FROM
                                           DATE OF INCEPTION                                               COMMENCEMENT
                                           OR FIRST OFFERING    TOTAL RETURN FOR     TOTAL RETURN FOR      OF OPERATIONS
                                             OF SHARES OF      FISCAL YEAR ENDED     FIVE YEARS ENDED         THROUGH
NAME OF PORTFOLIO                               THE CLASS      DECEMBER 31, 2005    DECEMBER 31, 2005    DECEMBER 31, 2005
----------------------------------------   -----------------   -----------------    -----------------    -----------------
The Money Market  Portfolio                    06/05/00                     2.53%                8.57%               12.23%
The Limited Duration Portfolio                 06/05/00                     1.51%               15.78%               20.20%
The Income Plus Portfolio                      06/05/00                     3.08%               34.72%               45.91%
The High Yield Portfolio                       06/05/00                     1.92%              -12.89%              -39.04%
The Utilities Portfolio                        06/05/00                    14.35%               -8.25%               -6.34%
The Income Builder Portfolio                   06/05/00                     6.71%               33.81%               35.23%
The Dividend Growth Portfolio                  06/05/00                     5.35%               12.42%               21.02%
The Global Dividend Growth Portfolio           06/05/00                     6.17%               30.85%               30.94%
The European Equity Portfolio                  06/05/00                     8.36%                1.04%               -6.43%
The Equity Portfolio                           06/05/00                    17.89%               -8.24%              -11.90%
The S&P 500 Index Portfolio                    06/05/00                     4.43%               -0.63%              -10.30%
The Global Advantage Portfolio                 06/05/00                     6.44%               -5.53%              -19.91%
The Aggressive Equity Portfolio                06/05/00                    22.72%               -4.37%               -6.75%
The Information Portfolio                      11/06/00                     0.20%              -46.22%              -49.93%
The Strategist Portfolio                       06/05/00                     8.06%               20.64%               20.62%

XII. FINANCIAL STATEMENTS


     The Fund's audited financial statements for the fiscal year ended December 31, 2005, including notes thereto and the report of Deloitte & Touche LLP, are herein incorporated by reference from the Fund's annual report. A copy of the Fund's ANNUAL REPORT TO SHAREHOLDERS must accompany the delivery of this STATEMENT OF ADDITIONAL INFORMATION.


XIII. FUND COUNSEL

     Clifford Chance US LLP, located at 31 West 52nd Street, New York, NY 10019, acts as the Fund's legal counsel.

                                      *****

     This STATEMENT OF ADDITIONAL INFORMATION and each of the Class X and Class Y PROSPECTUSES do not contain all of the information set forth in the REGISTRATION STATEMENT the Fund has filed with the SEC. The complete REGISTRATION STATEMENT may be obtained from the SEC.

APPENDIX A

RATINGS OF INVESTMENTS

MOODY'S INVESTORS SERVICE INC. ("MOODY'S")

                          LONG-TERM OBLIGATIONS RATING

     Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

Caa Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

     Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                               SHORT-TERM RATINGS

     Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

     Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

     Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

STANDARD & POOR'S RATING GROUP, A DIVISION OF THE MCGRAW-HILL COMPANIES, INC. ("STANDARD & POOR'S")

                         ISSUE CREDIT RATING DEFINITIONS

     A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor. Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days--including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

                         LONG-TERM ISSUE CREDIT RATINGS

     Issue credit ratings are based, in varying degrees, on the following considerations:

       - Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

       -  Nature of and provisions of the obligation;

       - Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated "AA" differs from the highest-rate issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC     An obligation rated "CC" is currently highly vulnerable to nonpayment.

C A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

       Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

                         SHORT-TERM ISSUE CREDIT RATINGS

A-1 A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

FITCH RATINGS ("FITCH")

                     INTERNATIONAL LONG-TERM CREDIT RATINGS

     International Long-Term Credit Ratings are more commonly referred to as simply "Long-Term Ratings". The following scale applies to foreign currency and local currency ratings.

     International credit ratings assess the capacity to meet foreign or local currency commitments. Both foreign and local currency ratings are internationally comparable assessments. The local currency rating measures the probability of payment only within the sovereign state's currency and jurisdiction.

INVESTMENT GRADE

AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE GRADE

BB Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC,   High default risk. Default is a real possibility. Capacity for meeting
CC, C. financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD,   Default. The ratings of obligations in this category are based on
DD, D. their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90% and "D" the lowest recovery potential, i.e., below 50%.

       Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect of repaying all obligations.

     NOTES:

     "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" category or to categories below "CCC".

     "NR" indicates that Fitch Ratings does not publicly rate the issuer or issue in question.

     "Withdrawn": A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

     Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

     A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend and in these cases, the Rating Outlook may be described as "evolving".

                     INTERNATIONAL SHORT-TERM CREDIT RATINGS

     International Short-Term Credit Ratings are more commonly referred to as simply "Short-Term Ratings". The following scale applies to foreign currency and local currency ratings.

     A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

     International credit ratings assess the capacity to meet foreign or local currency commitments. Both foreign and local currency ratings are internationally comparable assessments. The local currency rating measures the probability of payment only within the sovereign state's currency and jurisdiction.

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D      Default. Denotes actual or imminent payment default.

     NOTES:

     "+" may be appended to an "F1" rating class to denote relative status within the category.

     "NR" indicates that Fitch Ratings does not publicly rate the issuer or issue in question.

     "Withdrawn": A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

     Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

                    MORGAN STANLEY VARIABLE INVESTMENT SERIES
                                     PART C
                                OTHER INFORMATION

ITEM 23. EXHIBITS

(a)(1) Declaration of Trust, dated February 24, 1983, and all amendments thereto dated June 8, 1983, May 18, 1984, December 18, 1984 and February 23, 1988, and all Instruments Establishing and Designating Additional Series of Shares dated December 15, 1986, October 26, 1989, November 15, 1990 and October 22, 1993, are incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A, filed on December 1, 1993.

   (2) Amendment to the Declaration of Trust of the Registrant dated August 24, 1995, is incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A, filed on April 19, 1996.

   (3) Instrument Establishing and Designating Additional Series of Shares dated October 15, 1996, is incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A, filed on October 17, 1996.

   (4) Instrument Establishing and Designating Additional Series of Shares dated January 29, 1998, is incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A, filed on February 10, 1998.

   (5) Amendment to the Declaration of Trust of the Registrant dated June 22, 1998, is incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A, filed on August 31, 1998.

   (6) Instrument Establishing and Designating Additional Series of Shares, dated February 8, 1999, is incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A, filed herein.

   (7) Form of Instrument Establishing and Designating Additional Classes of Shares, dated February 24, 2000, is incorporated herein by reference to Exhibit 1(g) of Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A, filed on February 29, 2000.

   (8) Instrument Establishing and Designating Additional Series of Shares, dated July 26, 2000, is incorporated herein by reference to Exhibit 1(h) of Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A, filed on August 17, 2000.

   (9) Amendment to the Declaration of Trust of the Registrant, dated June 18, 2001, is incorporated herein by reference to Exhibit 1(j) of Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A, filed on February 26, 2002.

   (10) Amendment to the Declaration of Trust of the Registrant, dated April 19, 2002, is incorporated herein by reference to Exhibit 1(j) of Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A, filed on April 26, 2002.

   (11) Instrument Establishing and Designating Additional Series of Shares, dated April 28, 2005, is incorporated herein by reference to Exhibit
          (a)(11) of Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A, filed on April 29, 2005.

   (12) Instrument Establishing and Designating Additional Class of Shares, dated April 28, 2005 is incorporated herein by reference to Exhibit
          (a)(12) of Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A, filed on April 29, 2005.

   (13) Amendment to the Declaration of Trust, dated April 29, 2005, with respect to the name change of the Quality Income Plus Portfolio to the Income Plus Portfolio, is incorporated herein by reference to

          Exhibit (a)(13) of Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A, filed on April 29, 2005.

(b) Amended and Restated By-laws of the Registrant, is incorporated herein by reference to Exhibit (b) of Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A, filed on April 29, 2003.

(c)       Not Applicable.

(d)(1) Amended and Restated Investment Advisory Agreement, dated November 1, 2004, between the Registrant and Morgan Stanley Investment Advisors Inc., is incorporated herein by reference to Exhibit (d) of Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A, of Morgan Stanley Small-Mid Special Value Fund, filed on June 24, 2005.

   (2) Sub-Advisory Agreement between Morgan Stanley Investment Advisors Inc. and Morgan Stanley Investment Management Limited, dated August 11, 2003, with respect to the European Equity Portfolio (formerly the European Growth Portfolio), the Global Advantage Portfolio and the Global Dividend Growth Portfolio, is incorporated herein by reference to Exhibit (d)(2) of Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A, filed on February 22, 2005.

   (3) Amended and Restated Distribution Agreement, dated July 31, 2003, between the Registrant and Morgan Stanley Distributors Inc., is incorporated herein by reference to exhibit (d)(3) of Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A, filed on April 28, 2004.

(e)(1) Amended and Restated Participation Agreement, dated December 5, 2003, between the Registrant, Allstate Life Insurance Company, Allstate Life Insurance Company of New York and Glenbrook Life and Annuity Company and Morgan Stanley Distributors Inc., is incorporated herein by reference to exhibit (e)(1) of Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A, filed on April 28, 2004.

   (2) Amended and Restated Participation Agreement, dated July 31, 2003, between the Registrant and Paragon Life Insurance Company and Morgan Stanley Distributors Inc., is incorporated herein by reference to exhibit (e)(2) of Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A, filed on April 28, 2004.

   (3) Participation Agreement, dated September 15, 2003, between the Registrant, Morgan Stanley Distributors Inc. and The Travelers Life and Annuity Company, is incorporated herein by reference to exhibit
          (e)(3) of Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A, filed on April 28, 2004.

   (4) Participation Agreement, dated September 15, 2003, between the Registrant, Morgan Stanley Distributors Inc. and The Travelers Insurance Company, is incorporated herein by reference to exhibit
          (e)(4) of Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A, filed on April 28, 2004.

(f) Retirement Plan for Non-Interested Trustees or Directors is incorporated by reference to Exhibit 6 of Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A, filed on April 27, 1999.

(g)(1) Custody Agreement, dated September 20, 1991, between The Bank of New York and the Registrant is incorporated by reference to Exhibit 9(a) of the Registration Statement on Form N-14, filed on November 5, 1998.

   (2) Amendment to the Custody Agreement, dated April 17, 1996, between The Bank of New York and the Registrant is incorporated by reference to
          Exhibit 8 of Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A, filed on April 19, 1996.

   (3) Custody Agreement between The JPMorgan Chase Bank and the Registrant is incorporated by reference to Exhibit 8 of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on April 21, 1997.

   (4) Amendment to the Custody Agreement between the Registrant and The Bank of New York, dated June 15, 2001, is incorporated by reference to
          Exhibit 7(d) of Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A, filed on February 26, 2002.

   (5) Foreign Custody Manager Agreement between the Registrant and The Bank of New York, dated June 15, 2001, is incorporated by reference to
          Exhibit 7(e) of Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A, filed on February 26, 2002.

   (6) Amendment to the Custody Agreement between the Registrant and The JPMorgan Chase Bank, dated June 15, 2001, is incorporated by reference to Exhibit 7(f) of Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A, filed on February 26, 2002.

(h)(1) Amended and Restated Transfer Agency and Service Agreement between the Registrant and Morgan Stanley Trust, dated November 1, 2004, is incorporated herein by reference to Exhibit (h)(1) of Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A, filed on February 22, 2005.

   (2) Administration Agreement, between Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc., dated November 1, 2004, is incorporated herein by reference to Exhibit (h)(2) of Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A, filed on February 22, 2005.

   (3) Shareholder Services Agreement, dated September 15, 2003, between Morgan Stanley Distributors Inc. and the Travelers Life and Annuity Company, is incorporated herein by reference to Exhibit (h)(3) of Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A, filed on April 28, 2004.

   (4) Shareholder Service Agreement, dated September 15, 2003, between Morgan Stanley Distributors Inc. and The Travelers Insurance Company, is incorporated herein by reference to Exhibit (h)(4) of Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A, filed on April 28, 2004.

(i)(1) Opinion of Clifford Chance US LLP, is incorporated herein by reference to Exhibit (i)(1) of Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A, filed on April 29, 2005.

   (2)    Consent of Clifford Chance US LLP, filed herein.

   (3) Consent of Dechert LLP, Massachusetts Counsel, is incorporated herein by reference to Exhibit (i)(2) of Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A, filed on April 29, 2005.

(j) Consent of Independent Registered Public Accounting Firm, filed herein.

(k)       Not Applicable.

(l)       Not Applicable.

(m) Amended and Restated Plan of Distribution Pursuant to Rule 12b-1 of Morgan Stanley Variable Investment Series, dated July 31, 2003, is incorporated herein by reference to Exhibit (m) of Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A, filed on April 28, 2004.

(n) Multi-Class Plan pursuant to Rule 18f-3, dated October 28, 2004, is incorporated herein by reference to Exhibit (n) of Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A, filed on April 29, 2005.

(o)       Not Applicable.

(p)(1) Codes of Ethics of Morgan Stanley Investment Management, is incorporated herein by reference to Exhibit (p)(1) of Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A, filed on February 22, 2005.

   (2) Code of Ethics of the Morgan Stanley Funds, is incorporated by reference to exhibit (p)(2) of Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A, filed on April 28, 2004.

(q) Powers of Attorney of Trustees, dated February 6, 2006, is incorporated herein by reference to Exhibit (q) of Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A, of Morgan Stanley European Equity Fund Inc., filed on February 28, 2006.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

   None

ITEM 25. INDEMNIFICATION.

     Pursuant to Section 5.3 of the Registrant's Declaration of Trust and under
Section 4.8 of the Registrant's By-Laws, the indemnification of the Registrant's trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

     Pursuant to Section 5.2 of the Registrant's Declaration of Trust, neither the Investment Adviser nor any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant. Pursuant to Section 9 of the Registrant's Investment Advisory Agreement, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the Agreement, the Investment Adviser shall not be liable to the Registrant or any of its investors for any error of judgment or mistake of law or for any act or omission by the Investment Adviser or for any losses sustained by the Registrant or its investors. Pursuant to Section 7 of the Registrant's Administration Agreement, the Administrator will use its best efforts in the performance of administrative activities on behalf of each fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, the Administrator shall not be liable to the Fund or any of its investors for any error of judgment or mistake of law or for any act or omission by the Administrator or for any losses sustained by the Fund or its investors.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

     The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

     The Registrant, in conjunction with the Investment Adviser, the Registrant's Trustees, and other registered investment management companies managed by the Investment Adviser, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify him.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     See "Fund Management" in the Prospectus regarding the business of the investment adviser. The following information is given regarding directors and officers of Morgan Stanley Investment Advisors Inc. ("Morgan Stanley Investment Advisors"). Morgan Stanley Investment Advisors is a wholly-owned subsidiary of Morgan Stanley & Co. Incorporated.

Set forth below is the name and principal business address of each company for which each director or officer of Morgan Stanley Investment Advisors serves as a director, officer or employee:

MORGAN STANLEY SERVICES COMPANY INC. ("MORGAN STANLEY SERVICES")
c/o Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311

MORGAN STANLEY DISTRIBUTORS INC. ("MORGAN STANLEY DISTRIBUTORS")
MORGAN STANLEY DW INC. ("MORGAN STANLEY DW")
MORGAN STANLEY FUNDS
MORGAN STANLEY INVESTMENT ADVISORS INC.
MORGAN STANLEY INVESTMENT MANAGEMENT
MORGAN STANLEY INVESTMENT MANAGEMENT INC.
1221 Avenue of the Americas, New York, New York 10020

MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT LTD.
MORGAN STANLEY & CO. INTERNATIONAL LIMITED ("MORGAN STANLEY & CO.
INTERNATIONAL")
25 Cabot Square, London, England

VAN KAMPEN INVESTMENT ASSET MANAGEMENT INC. ("VAN KAMPEN")
1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181

MORGAN STANLEY TRUST ("MORGAN STANLEY TRUST")
Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311

Listed below are the officers and Trustees of Morgan Stanley Investment Advisors Inc.

          NAME AND POSITION WITH                            OTHER SUBSTANTIAL BUSINESS, PROFESSION
  MORGAN STANLEY INVESTMENT ADVISORS INC.                                 OR VOCATION
------------------------------------------   -----------------------------------------------------------------------
Owen D. Thomas                               President and Chief Operating Officer of Van Kampen Advisors Inc., Van
President and Chief                          Kampen Asset Management, Van Kampen Investments Inc., Morgan Stanley
Operating Officer                            Investment Management Inc. and Morgan Stanley Services Company Inc.

Ronald E. Robison                            Managing Director and Director of Van Kampen Asset Management, Van
Managing Director and Director               Kampen Investments Inc., Director and Chief Administrative Officer of
                                             Morgan Stanley Investment Management Inc. and Morgan Stanley Services
                                             Company Inc., Director of Morgan Stanley Distributors Inc., Morgan
                                             Stanley Trust, Morgan Stanley Distribution, Inc. and Van Kampen
                                             Investor Services Inc.

Joseph J. McAlinden                          Managing Director and Director of Van Kampen Advisors Inc., Van Kampen
Managing Director and Director               Asset Management, Van Kampen Investments Inc., Morgan Stanley
                                             Investment Management Inc., Director of Morgan Stanley Trust.

Barry Fink                                   Managing Director, Secretary and General Counsel of Morgan Stanley
Managing Director, Secretary                 Investment Management Inc. and Morgan Stanley Services Company Inc.
and General Counsel

Carsten Otto                                 Managing Director and Chief Compliance Officer of Morgan Stanley
Managing Director and                        Investment Advisors Inc., Van Kampen Advisors Inc. and Van Kampen Asset
Chief Compliance Officer                     Management, Chief Compliance Officer of Van Kampen Investor Services
                                             Inc. and Van Kampen Investments Inc.

Alexander Frank                              Treasurer of Van Kampen Advisors Inc., Van Kampen Asset Management, Van
Treasurer                                    Kampen Investments Inc.,

     For information as to the business, profession, vocation or employment of a substantial nature of additional officers of the Investment Adviser, reference is made to the Investment Adviser's current Form ADV (File No. 801-42061) filed under the Investment Advisers Act of 1940, incorporated herein by reference.

ITEM 27. PRINCIPAL UNDERWRITERS

(a) Morgan Stanley Distributors Inc., a Delaware corporation, is the principal underwriter of the Registrant. Morgan Stanley Distributors is also the principal underwriter of the following investment companies:

(1)  Active Assets California Tax-Free Trust

(2)  Active Assets Government Securities Trust

(3)  Active Assets Institutional Government Securities Trust

(4)  Active Assets Institutional Money Trust

(5)  Active Assets Money Trust

(6)  Active Assets Tax-Free Trust

(7)  Morgan Stanley Aggressive Equity Fund

(8)  Morgan Stanley Allocator Fund

(9)  Morgan Stanley American Opportunities Fund

(10) Morgan Stanley Balanced Growth Fund

(11) Morgan Stanley Balanced Income Fund

(12) Morgan Stanley California Tax-Free Daily Income Trust

(13) Morgan Stanley California Tax-Free Income Fund

(14) Morgan Stanley Capital Opportunities Trust

(15) Morgan Stanley Convertible Securities Trust

(16) Morgan Stanley Developing Growth Securities Trust

(17) Morgan Stanley Dividend Growth Securities Inc.

(18) Morgan Stanley Equally-Weighted S&P 500 Fund

(19) Morgan Stanley European Equity Fund Inc.

(20) Morgan Stanley Financial Services Trust

(21) Morgan Stanley Flexible Income Trust

(22) Morgan Stanley Fundamental Value Fund

(23) Morgan Stanley Global Advantage Fund

(24) Morgan Stanley Global Dividend Growth Securities

(25) Morgan Stanley Global Utilities Fund

(26) Morgan Stanley Growth Fund

(27) Morgan Stanley Health Sciences Trust

(28) Morgan Stanley High Yield Securities Inc.

(29) Morgan Stanley Income Builder Fund

(30) Morgan Stanley Income Trust

(31) Morgan Stanley Information Fund

(32) Morgan Stanley International Fund

(33) Morgan Stanley International SmallCap Fund

(34) Morgan Stanley International Value Equity Fund

(35) Morgan Stanley Japan Fund

(36) Morgan Stanley Limited Duration Fund

(37) Morgan Stanley Limited Duration U.S. Treasury Trust

(38) Morgan Stanley Limited Term Municipal Trust

(39) Morgan Stanley Liquid Asset Fund Inc.

(40) Morgan Stanley Mortgage Securities Trust

(41) Morgan Stanley Mid-Cap Value Fund

(42) Morgan Stanley Multi-Asset Class Fund

(43) Morgan Stanley Nasdaq-100 Index Fund

(44) Morgan Stanley Natural Resource Development Securities Inc.

(45) Morgan Stanley New York Municipal Money Market Trust

(46) Morgan Stanley New York Tax-Free Income Fund

(47) Morgan Stanley Pacific Growth Fund Inc.

(48) Morgan Stanley Prime Income Trust

(49) Morgan Stanley Real Estate Fund

(50) Morgan Stanley S&P 500 Index Fund

(51) Morgan Stanley Select Dimensions Investment Series

(52) Morgan Stanley Small-Mid Special Value Fund

(53) Morgan Stanley Special Growth Fund

(54) Morgan Stanley Special Value Fund

(55) Morgan Stanley Strategist Fund

(56) Morgan Stanley Tax-Exempt Securities Trust

(57) Morgan Stanley Tax-Free Daily Income Trust

(58) Morgan Stanley Total Market Index Fund

(59) Morgan Stanley Total Return Trust

(60) Morgan Stanley U.S. Government Money Market Trust

(61) Morgan Stanley U.S. Government Securities Trust

(62) Morgan Stanley Utilities Fund

(63) Morgan Stanley Value Fund

(64) Morgan Stanley Variable Investment Series

(b) The following information is given regarding directors and officers of Morgan Stanley Distributors not listed in Item 25 above. The principal address of Morgan Stanley Distributors is 1221 Avenue of the Americas, New York, New York 10020. None of the following persons has any position or office with the Registrant.

   NAME AND PRINCIPAL BUSINESS                POSITIONS AND OFFICES WITH                   POSITIONS AND OFFICES WITH
            ADDRESS                                   UNDERWRITER                                  REGISTRANT
--------------------------------      ------------------------------------------      -------------------------------------
Ronald E. Robison                     Director                                        President and Principal Executive
                                                                                      Officer

Kenneth Castiglia                     Director, Chief Financial Officer               None
                                      and Treasurer

Michael Kiley                         Director, Chief Executive Officer               None
                                      and President

Brian Binder                          Chief Administrative Officer                    None

Stefanie Chang Yu                     Secretary                                       Vice President

Winston McLaughlin                    Chief Compliance Officer                        None

Gina Gallagher                        Chief AML Office                                None

Pat Behnke                            Financial and Operations Principal              None

(c)  Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

     Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

                               The Bank of New York
                               100 Church Street
                               New York, New York 10286
                               (records relating to its function as custodian for various portfolios)

                               JPMorgan Chase Bank
                               One Chase Plaza
                               New York, New York 10005
                               (records relating to its function as custodian for various portfolios)

                               Morgan Stanley Investment Advisors Inc.
                               1221 Avenue of the Americas
                               New York, New York 10020
                               (records relating to its function as investment adviser)

                               Morgan Stanley Trust
                               Harborside Financial Center, Plaza Two
                               2nd Floor
                               Jersey City, New Jersey 07311
                               (records relating to its function as transfer agent and dividend disbursing agent)

                               Morgan Stanley Services Company Inc.
                               Harborside Financial Center, Plaza Two
                               7th Floor
                               Jersey City, New Jersey 07311
                               (records relating to its function as
                               administrator)

ITEM 29. MANAGEMENT SERVICES

     Registrant is not a party to any such management-related service contract.

ITEM 30. UNDERTAKINGS

     None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 19th day of April, 2006.

                               MORGAN STANLEY VARIABLE INVESTMENT SERIES

                                By:        /s/ RONALD E. ROBISON
                                    --------------------------------------------
                                           RONALD E. ROBISON
                                           Principal Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 38 has been signed below by the following persons in the capacities and on the dates indicated.

                        SIGNATURES                                    TITLE                          DATE
                        ----------                                    -----                          ----
(1) Principal Executive Officer                         President and Principal
                                                        Executive Officer


By:               /s/ RONALD E. ROBISON
    -------------------------------------------------
                  Ronald E. Robison                                                           April 19, 2006


(2) Principal Financial Officer                         Chief Financial Officer


By:               /s/ FRANCIS J. SMITH
    -------------------------------------------------
                  Francis J. Smith                                                            April 19, 2006


(3) Majority of the Trustees


    Charles A. Fiumefreddo (Chairman)
    James F. Higgins


By:               /s/ BARRY FINK
    -------------------------------------------------
                  Barry Fink                                                                  April 19, 2006
                  Attorney-in-Fact


    Michael Bozic            Joseph J. Kearns
    Edwin J. Garn            Michael E. Nugent
    Wayne E. Hedien          Fergus Reid
    Manuel H. Johnson


By:               /s/ CARL FRISCHLING
    -------------------------------------------------
                  Carl Frischling                                                             April 19, 2006
                  Attorney-in-Fact

                    MORGAN STANLEY VARIABLE INVESTMENT SERIES

                                  EXHIBIT INDEX

(i)(2) -- Consent of Clifford Chance US LLP.

(j)    -- Consent of Independent Registered Public Accounting Firm.